UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2017

Item 1. Reports to Stockholders.

June 30, 2017
Oppenheimer
Discovery Mid Cap Growth Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	14.58%	15.38%	12.98%	6.04%
Service Shares	10/16/00	14.45	15.09	12.70	5.77
Russell MidCap Growth Index		11.40	17.05	14.19	7.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Restaurant Brands International, Inc.	2.1%
Domino’s Pizza, Inc.	2.0
Waste Connections, Inc.	1.9
Vail Resorts, Inc.	1.9
First Republic Bank	1.9
Pool Corp.	1.8
Microchip Technology, Inc.	1.7
Rockwell Automation, Inc.	1.7
SBA Communications Corp., Cl. A	1.7
Electronic Arts, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of common stocks.

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 14.58% during the reporting period, outperforming the Russell Midcap Growth Index (the “Index”) return of 11.40%. The Morningstar U.S. Insurance Fund Mid-Cap Growth peer group produced a return of 13.77%.

The Fund outperformed the Index in nine out of eleven sectors of the Index, led by Consumer Discretionary, Consumer Staples and Information Technology. Stock selection and underweight positions in these sectors contributed positively to performance. The Fund underperformed the Index mainly in the Energy sector, where an overweight position detracted from performance.

MARKET OVERVIEW

Bullish sentiment from Trump’s election victory last year continued into the new year, resulting in U.S. equity markets realizing one of the best first quarter performances in several years. Investors anticipated an administration friendly to both the economy and financial markets. Less regulation, tax reform and other policies favorable to domestic economic growth were on the new administration’s agenda. Consumer and business confidence remained high, corporate earnings strengthened, and other macro factors (employment, capital expenditures) were favorable, while inflationary pressures (wage growth, commodity prices, interest rates) seemed contained.

Domestic equities performed well across all capitalization segments, but there was a distinct performance reversal from 2016. Large caps led the way this reporting period, followed by mid-caps. Small caps trailed after many years of relative outperformance. The performance reversal also held true stylistically.

Growth indices, across all cap ranges, outperformed their Value counterparts. Specifically, for midcap equities, Growth outperformed Value during the reporting period.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included Veeva Systems, Inc., Domino’s Pizza, Inc. and Autodesk, Inc.

Veeva Systems is a SaaS (software-as-a-service) company focused on providing customer relationship management software to the biotechnology and pharmaceutical industries. The company has experienced strong growth in recent years, as their technology allows pharmaceutical companies to more efficiently develop, market and sell their products to health care providers.

Domino’s Pizza, the leading pizza delivery company in the U.S., has continued to experience strong revenue growth due to its unique competitive positioning in the industry. We believe they are one of the most innovative restaurant companies in the mid-cap space, with particular leadership in online ordering. Continued robust capital expenditure spending on new technology and advertising may help stimulate further growth going forward.

Autodesk is a top provider of computer-aided design (CAD) software. The company reported healthy subscriber growth and recurring revenues grew significantly year-over year. Autodesk operates using a SaaS delivery model, which provides many advantages over traditional software delivery, including visibility and stability of revenues, increased efficiency and lower costs.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Diamondback Energy, Nabors Industries Ltd. and Acuity Brands, Inc.

Diamondback Energy is an oil and gas company focused in the Permian Basin in west Texas. The company reported solid results during the period, but the stock underperformed due to the decline in oil prices. While we are not optimistic about the outlook for oil prices, Diamondback Energy has one of the lowest cost structures in the industry, which allows it to earn strong returns even at current oil prices. The company has also done some acquisitions in the Permian Basin that we believe can support growth.

Nabors Industries is one of the largest operators of land drilling rigs in the U.S. The company reported somewhat disappointing fourth-quarter results related to higher-than-expected operating costs, which seem likely to persist. In addition, there are growing concerns that oil prices are unlikely to surpass current levels for a variety of reasons, which would limit the growth opportunity for land rig operators such as Nabors. We have exited our position.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Acuity Brands is a producer of lighting solutions for commercial, institutional, industrial, infrastructure and residential applications. The company’s fiscal first quarter results disappointed, with earnings per share below consensus, and the stock traded down. Weakness in small projects and lingering production inefficiencies led to the lowest organic growth since 2013 and a drop in gross margin. We have since exited our position in Acuity Brands.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance. At the end of the period, the Fund was overweight in the Industrial and Healthcare sectors while underweight the Consumer Discretionary, Consumer Staples, and Information Technology sectors relative to the benchmark.

Looking forward, we expect the U.S. economy to continue on the 2% growth trajectory that it has been on for the last several years. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe the Federal Reserve will gradually raise short term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a healthy pace and cash flows are being directed to dividends, buybacks and acquisitions. Equity valuations remain high but the bull market may persist given the favorable macro conditions. While the initial market enthusiasm about the Trump agenda of corporate tax reform, infrastructure spending and deregulation has waned, future progress on these topics could provide upside to our outlook. Technology driven disruption remains abundant across the economy and is at the forefront of our fundamental research. We are cautiously optimistic about the prospects for small and mid-cap growth stocks. We believe our opportunity set remains compelling and we think stock selection can continue to drive our relative performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Morningstar U.S. Insurance Fund Mid-Cap Growth Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. Morningstar U.S. Insurance Fund Mid-Cap Growth Funds Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,145.80	$4.26
Service shares	1,000.00	1,144.50	5.60

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—17.3%
Distributors—1.8%
Pool Corp.	105,420	$12,394,229
Hotels, Restaurants & Leisure—9.6%
Domino’s Pizza, Inc.	65,570	13,870,022
Hilton Worldwide Holdings, Inc.	168,493	10,421,292
MGM Resorts International	233,280	7,299,331
Restaurant Brands International, Inc.	232,140	14,518,036
Royal Caribbean Cruises Ltd.	65,180	7,119,612
Vail Resorts, Inc.	64,510	13,084,563
		66,312,856
Household Durables—1.3%
Mohawk Industries, Inc.[1]	36,650	8,857,939
Internet & Catalog Retail—1.2%
Expedia, Inc.	54,680	8,144,586
Media—1.3%
CBS Corp., Cl. B	89,840	5,729,995
Live Nation Entertainment, Inc.[1]	99,870	3,480,470
		9,210,465
Specialty Retail—2.1%
Burlington Stores, Inc.[1]	42,380	3,898,536
Ulta Beauty, Inc.[1]	36,430	10,467,796
		14,366,332
Consumer Staples—2.9%
Beverages—1.3%
Constellation Brands, Inc., Cl. A	44,870	8,692,665
Food Products—1.6%
Lamb Weston Holdings, Inc.	127,610	5,619,944
Pinnacle Foods, Inc.	94,030	5,585,382
		11,205,326
Energy—1.4%
Energy Equipment & Services—0.6%
RPC, Inc.	204,270	4,128,297
Oil, Gas & Consumable Fuels—0.8%
Diamondback Energy, Inc.[1]	66,886	5,940,145
Financials—12.8%
Capital Markets—3.8%
CBOE Holdings, Inc.	72,000	6,580,800
MarketAxess Holdings, Inc.	50,570	10,169,627
MSCI, Inc., Cl. A	34,350	3,537,707
Raymond James Financial, Inc.	72,320	5,801,510
		26,089,644
Commercial Banks—2.8%
First Republic Bank	128,800	12,892,880
SVB Financial Group[1]	35,330	6,210,661
		19,103,541
Consumer Finance—0.6%
SLM Corp.[1]	386,230	4,441,645
Diversified Financial Services—1.2%
IHS Markit Ltd.[1]	186,220	8,201,129
Insurance—1.3%
Athene Holding Ltd., Cl. A1	72,690	3,606,151
Progressive Corp. (The)	126,890	5,594,580
		9,200,731
Real Estate Investment Trusts (REITs)—3.1%
Equinix, Inc.	23,510	10,089,551
SBA Communications Corp., Cl. A1	85,530	11,537,997
		21,627,548
Health Care—16.6%
Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.[1]	68,280	6,201,190

	Shares	Value
Biotechnology (Continued)
Exelixis, Inc.[1]	78,010	$1,921,386
Incyte Corp.[1]	55,130	6,941,418
		15,063,994
Health Care Equipment & Supplies—7.7%
ABIOMED, Inc.[1]	14,650	2,099,345
Align Technology, Inc.[1]	49,660	7,454,959
Cooper Cos., Inc. (The)	39,350	9,421,177
DexCom, Inc.[1]	21,760	1,591,744
Hologic, Inc.[1]	131,850	5,983,353
IDEXX Laboratories, Inc.[1]	67,190	10,845,810
Intuitive Surgical, Inc.[1]	10,890	10,186,179
West Pharmaceutical Services, Inc.	58,090	5,490,667
		53,073,234
Health Care Providers & Services—0.9%
WellCare Health Plans, Inc.[1]	32,790	5,887,773
Health Care Technology—1.3%
Veeva Systems, Inc., Cl. A1	147,420	9,038,320
Life Sciences Tools & Services—3.4%
Agilent Technologies, Inc.	152,050	9,018,085
Bio-Rad Laboratories, Inc., Cl. A1	18,370	4,157,315
Mettler-Toledo International, Inc.[1]	18,090	10,646,689
		23,822,089
Pharmaceuticals—1.1%
Jazz Pharmaceuticals plc[1]	23,310	3,624,705
Zoetis, Inc., Cl. A	65,340	4,075,909
		7,700,614
Industrials—16.9%
Aerospace & Defense—1.5%
BWX Technologies, Inc.	72,170	3,518,288
L3 Technologies, Inc.	42,840	7,157,707
		10,675,995
Air Freight & Couriers—1.4%
XPO Logistics, Inc.[1]	153,240	9,903,901
Airlines—0.6%
Alaska Air Group, Inc.	43,850	3,935,976
Building Products—3.2%
A.O. Smith Corp.	169,390	9,541,739
Lennox International, Inc.	47,220	8,671,481
Owens Corning	60,460	4,045,983
		22,259,203
Commercial Services & Supplies—3.1%
Copart, Inc.[1]	253,650	8,063,534
Waste Connections, Inc.	203,815	13,129,762
		21,193,296
Construction & Engineering—1.1%
Quanta Services, Inc.[1]	221,710	7,298,693
Electrical Equipment—1.7%
Rockwell Automation, Inc.	71,810	11,630,347
Machinery—2.1%
Nordson Corp.	82,420	9,999,194
Xylem, Inc.	79,960	4,432,183
		14,431,377
Professional Services—1.4%
TransUnion[1]	231,180	10,012,406
Road & Rail—0.8%
Norfolk Southern Corp.	44,660	5,435,122
Information Technology—23.4%
Electronic Equipment, Instruments, & Components—2.6%
CDW Corp.	104,220	6,516,877
Cognex Corp.	55,090	4,677,141

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Trimble, Inc.[1]	192,600	$6,870,042
		18,064,060
Internet Software & Services—1.5%
CoStar Group, Inc.[1]	13,290	3,503,244
MercadoLibre, Inc.	27,320	6,854,042
		10,357,286
IT Services—5.2%
Booz Allen Hamilton Holding Corp., Cl. A	134,250	4,368,495
Fiserv, Inc.[1]	84,580	10,347,517
Gartner, Inc.[1]	58,280	7,198,163
Global Payments, Inc.	77,930	7,038,638
Total System Services, Inc.	120,830	7,038,347
		35,991,160
Semiconductors & Semiconductor Equipment—6.7%
Analog Devices, Inc.	91,570	7,124,146
KLA-Tencor Corp.	76,670	7,016,071
Lam Research Corp.	35,530	5,025,008
Marvell Technology Group Ltd.	349,340	5,771,097
Microchip Technology, Inc.	155,680	12,015,382
Skyworks Solutions, Inc.	64,660	6,204,127
Teradyne, Inc.	106,360	3,193,991
		46,349,822
Software—7.4%
Autodesk, Inc.[1]	101,890	10,272,550
Electronic Arts, Inc.[1]	106,070	11,213,720
PTC, Inc.[1]	176,000	9,701,120

	Shares	Value
Software (Continued)
Red Hat, Inc.[1]	96,210	$9,212,108
ServiceNow, Inc.[1]	66,170	7,014,020
Workday, Inc., Cl. A1	34,630	3,359,110
		50,772,628
Materials—6.1%
Chemicals—3.3%
Albemarle Corp.	96,940	10,231,047
Celanese Corp., Cl. A	79,940	7,589,504
FMC Corp.	65,860	4,811,073
		22,631,624
Construction Materials—0.7%
Vulcan Materials Co.	35,060	4,441,401
Containers & Packaging—1.6%
Berry Global Group, Inc.[1]	72,410	4,128,094
Packaging Corp. of America	63,400	7,062,126
		11,190,220
Metals & Mining—0.5%
Steel Dynamics, Inc.	102,900	3,684,849
Total Common Stocks (Cost $544,422,953)		672,762,468
Investment Company—1.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[2,3] (Cost $12,785,087)	12,785,087	12,785,087
Total Investments, at Value (Cost $557,208,040)	99.3%	685,547,555
Net Other Assets (Liabilities)	0.7	4,654,903
Net Assets	100.0%	$690,202,458

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	21,498,967	163,864,082	172,577,962	12,785,087

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$ 12,785,087	$ 44,126

See accompanying Notes to Financial Statements.

7      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $544,422,953)	$672,762,468
Affiliated companies (cost $12,785,087)	12,785,087
685,547,555
Cash	500,000
Receivables and other assets:
Investments sold	6,222,989
Dividends	385,890
Shares of beneficial interest sold	17,766
Other	59,579
Total assets	692,733,779

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,435,726
Trustees’ compensation	53,322
Shareholder communications	18,101
Distribution and service plan fees	7,259
Other	16,913
Total liabilities	2,531,321
Net Assets	$690,202,458

Composition of Net Assets
Par value of shares of beneficial interest	$9,237
Additional paid-in capital	500,199,760
Accumulated net investment loss	(296,397)
Accumulated net realized gain on investments	61,950,343
Net unrealized appreciation on investments	128,339,515
Net Assets	$690,202,458

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $655,266,817 and 8,745,676 shares of beneficial interest outstanding)	$74.92
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $34,935,641 and 490,950 shares of beneficial interest outstanding)	$71.16

See accompanying Notes to Financial Statements.

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $18,272)	$2,446,895
Affiliated companies	44,126
Total investment income	2,491,021
Expenses
Management fees	2,398,518
Distribution and service plan fees - Service shares	42,046
Transfer and shareholder servicing agent fees:
Non-Service shares	319,543
Service shares	16,821
Shareholder communications:
Non-Service shares	25,322
Service shares	1,333
Trustees’ compensation	12,679
Borrowing fees	6,068
Custodian fees and expenses	2,491
Other	39,309
Total expenses	2,864,130
Less reduction to custodian expenses	(212)
Less waivers and reimbursements of expenses	(124,897)
Net expenses	2,739,021
Net Investment Loss	(248,000)
Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	64,161,458
Net change in unrealized appreciation/depreciation	27,462,502
Net Increase in Net Assets Resulting from Operations	$91,375,960

See accompanying Notes to Financial Statements.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016

Operations
Net investment income (loss)	$(248,000)	$192,842
Net realized gain	64,161,458	74,319,102
Net change in unrealized appreciation/depreciation	27,462,502	(60,542,760)
Net increase in net assets resulting from operations	91,375,960	13,969,184

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(202,565)	—
Service shares	—	—
	(202,565)	—
Distributions from net realized gain:
Non-Service shares	(66,541,431)	(48,415,668)
Service shares	(3,695,269)	(2,737,189)
	(70,236,700)	(51,152,857)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	31,452,503	(21,717,260)
Service shares	1,853,068	(2,617,902)
	33,305,571	(24,335,162)

Net Assets
Total increase (decrease)	54,242,266	(61,518,835)
Beginning of period	635,960,192	697,479,027
End of period (including accumulated net investment income (loss) of $(296,397) and $154,168, respectively)	$690,202,458	$635,960,192

See accompanying Notes to Financial Statements.

10      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Non-Service Shares

Per Share Operating Data
Net asset value, beginning of period	$72.65	$76.85	$78.82	$74.51	$54.80	$47.06
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.03	(0.19)	(0.29)	(0.16)	0.01
Net realized and unrealized gain	10.71	1.69	5.67	4.60	19.88	7.73
Total from investment operations	10.69	1.72	5.48	4.31	19.72	7.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	(8.39)	(5.92)	(7.45)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(8.42)	(5.92)	(7.45)	0.00	(0.01)	0.00
Net asset value, end of period	$74.92	$72.65	$76.85	$78.82	$74.51	$54.80

Total Return, at Net Asset Value[2]	14.58%	2.34%	6.61%	5.78%	35.98%	16.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$655,267	$603,708	$660,450	$682,515	$725,406	$558,934
Average net assets (in thousands)	$644,955	$621,110	$695,736	$688,259	$618,970	$575,072
Ratios to average net assets:[3]
Net investment income (loss)	(0.06)%	0.04%	(0.24)%	(0.39)%	(0.24)%	0.03%
Expenses excluding specific expenses listed below	0.84%	0.84%	0.83%	0.83%	0.84%	0.85%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	0.84%	0.84%	0.83%	0.83%	0.84%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate	65%	141%	81%	113%	84%	66%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.84%
Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Service Shares

Per Share Operating Data
Net asset value, beginning of period	$69.43	$73.88	$76.21	$72.22	$53.25	$45.84
Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.15)	(0.38)	(0.46)	(0.30)	(0.12)
Net realized and unrealized gain	10.24	1.62	5.50	4.45	19.27	7.53
Total from investment operations	10.12	1.47	5.12	3.99	18.97	7.41
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(8.39)	(5.92)	(7.45)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(8.39)	(5.92)	(7.45)	0.00	0.00	0.00
Net asset value, end of period	$71.16	$69.43	$73.88	$76.21	$72.22	$53.25

Total Return, at Net Asset Value[2]	14.45%	2.08%	6.35%	5.53%	35.62%	16.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,935	$32,252	$37,029	$30,964	$36,549	$35,942
Average net assets (in thousands)	$33,949	$33,797	$32,812	$32,927	$35,905	$37,842
Ratios to average net assets:[3]
Net investment loss	(0.31)%	(0.21)%	(0.49)%	(0.64)%	(0.49)%	(0.22)%
Expenses excluding specific expenses listed below	1.09%	1.09%	1.08%	1.08%	1.09%	1.10%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	1.09%	1.09%	1.08%	1.08%	1.09%	1.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Portfolio turnover rate	65%	141%	81%	113%	84%	66%

1.	Per share amounts calculated based on the average shares outstanding during the period.
2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3.	Annualized for periods less than one full year.
4.	Less than 0.005%.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$558,338,039

Gross unrealized appreciation	$131,109,201
Gross unrealized depreciation	(3,899,685)
Net unrealized appreciation	$127,209,516

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to

Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$119,286,407	$—	$—	$119,286,407
Consumer Staples	19,897,991	—	—	19,897,991
Energy	10,068,442	—	—	10,068,442
Financials	88,664,238	—	—	88,664,238
Health Care	114,586,024	—	—	114,586,024
Industrials	116,776,316	—	—	116,776,316
Information Technology	161,534,956	—	—	161,534,956
Materials	41,948,094	—	—	41,948,094
Investment Company	12,785,087	—	—	12,785,087
Total Assets	$685,547,555	$—	$—	$685,547,555

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 67% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	147,480	$11,251,319	260,318	$19,152,890
Dividends and/or distributions reinvested	881,557	66,743,996	674,971	48,415,668
Redeemed	(593,088)	(46,542,812)	(1,219,400)	(89,285,818)
Net increase (decrease)	435,949	$31,452,503	(284,111)	$(21,717,260)

Service Shares
Sold	23,924	$1,807,373	50,885	$3,568,573
Dividends and/or distributions reinvested	51,387	3,695,269	39,878	2,737,189
Redeemed	(48,900)	(3,649,574)	(127,436)	(8,923,664)
Net increase (decrease)	26,411	$1,853,068	(36,673)	$(2,617,902)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$426,986,726	$467,440,092

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$111,600
Service shares	5,893

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,404 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Discovery Mid Cap Growth Fund/VA	6/20/17	0.0%	50.5%	49.5%

20      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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23      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Justin Livengood, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

                  OppenheimerFunds®

                  The Right Way

                  to Invest

                    June 30, 2017

                  SEMIANNUAL REPORT

               Listing of Top Holdings

               Fund Performance Discussion

               Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	5.41%	6.48%	8.04%	1.68%
Service Shares	5/1/02	5.27	6.21	7.78	1.42
Russell 3000 Index		8.93	18.51	14.58	7.26
Bloomberg Barclays U.S. Aggregate Bond Index		2.27	-0.31	2.21	4.48
Reference Index		4.61	6.02	6.61	6.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Johnson & Johnson	1.2%
Alphabet, Inc., Cl. C	1.2
Microsoft Corp.	1.1
Exxon Mobil Corp.	1.1
JPMorgan Chase & Co.	0.9
Facebook, Inc., Cl. A	0.9
PG&E Corp.	0.8
Merck & Co., Inc.	0.7
Comcast Corp., Cl. A	0.7
McDonald’s Corp.	0.7

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	23.2%
Non-Agency	9.1
Common Stocks	31.3
Non-Convertible Corporate Bonds and Notes	27.3
Asset-Backed Securities	6.7
Investment Company
Oppenheimer Institutional Government Money Market Fund	2.2
U.S. Government Obligations	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of investments.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 5.41% during the reporting period. In comparison, the Reference Index returned 4.61%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.27% and the Russell 3000 Index returned 8.93%.

MARKET OVERVIEW

During the reporting period, markets continued their general risk-on mode started by the surprise election of Donald Trump in November 2016, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. U.S. GDP growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators were among its highest levels in the current expansion. While consumption growth has slowed modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth.

As its dual mandates of full employment and price stability were approached, the Federal Reserve Bank (the “Fed”) continued to reduce monetary accommodation and normalized rates. The Fed hiked interest rates 0.25% in March and June, and also signaled the potential for balance sheet normalization later this year, possibly in September, along with another hike in December. This was largely in line with market expectations and the reaction has been orderly to date.

As mentioned above, market performance continued to be positive for most risk assets during the six-month reporting period, with domestic and international equities performing positively. Early in the reporting period, U.S. Treasury rates marched higher as the 10-year Treasury rate increased 19 basis points (bps) to 2.63% before falling quickly through the end of the period to 2.31%. This ultimately contributed to U.S. Treasuries generating a positive total return. For the reporting period, credit sectors of the investment-grade fixed-income market posted positive absolute performance and also outperformed U.S. Treasuries.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, and outperformed the Russell 3000 Index. The equity strategy’s outperformance stemmed largely from stronger relative stock selection in the real estate sector. The equity strategy also outperformed slightly in the energy and consumer discretionary sectors, due to stock selection. The equity strategy underperformed the Index within the consumer staples, industrials and health care sectors, as a result of weaker relative stock selection.

The equity strategy’s top contributors to performance included Facebook, Alphabet and Johnson & Johnson.

Facebook continued to perform well this reporting period. The company reported strong first quarter results, with revenue beating analysts’ estimates due to strong growth across its applications and solid demand for its mobile ads. Additionally the company continues to increase its moat versus competitors.

Alphabet (the holding company of Google) reported a solid set of results that fueled a rerating of the company. Alphabet continued to monetize its rich asset base steadily and thoughtfully. The company is a leader in online ad spending, online video, location based services, cloud services, and has the largest mobile operating system in the world.

Johnson & Johnson is the world’s biggest maker of health care products. The company has been benefiting from strong demand for newer drugs, including its cancer drugs Darzalex and Imbruvica.

The equity strategy’s top detractors from performance included AutoZone, Verizon Communications and Synchrony Financial.

During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales which came in below expectations. This further highlighted that the company may be running at a lower EPS (earnings per share) growth rate in the near term (mid-single-digit to high-single-digit) versus double digit growth previously as comparisons are slower and some margin headwinds (some temporary, some not) weigh on earnings. The slowdown appears to be industry-wide as AutoZone’s key competitors have experienced decelerations also. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed as fears of share gains and price compression at the hands of Amazon have gotten extreme.

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Verizon Communications faced increased competition and reported earnings and sales over the quarter that missed estimates. The company’s move to unlimited data plans led to a loss of overage revenue, further challenging its growth rate.

Synchrony experienced declines late in the period after surprising the market with a larger than expected loan loss reserve. However, the company maintains this increased reserve is not an indication of deterioration in credit quality, but rather is needed to absorb the faster than industry growth they have been experiencing. We do not foresee an imminent decline in credit, as the delinquency trends remain stable, and the company’s fairly large capital cushion (18% capital versus 13% peer average) should offset any credit quality concern.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy outperformed the Bloomberg Barclays U.S. Aggregate Bond Index this reporting period. The strategy’s outperformance versus the Index this reporting period stemmed from its exposure to investment grade corporate bonds, where security selection and an overweight position benefited. In addition, the strategy’s exposure to mortgage-backed securities (“MBS”) contributed positively to performance. The strategy had its largest exposure to government agency MBS and a smaller allocation to non-agency MBS. Non-agency MBS, which is an out-of-benchmark position, was the stronger relative performer versus the Index this period. Non-agency MBS benefited from solid fundamentals and a strong environment this reporting period. The strategy’s overweight position in agency MBS detracted very slightly from performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,054.10	$3.42
Service shares	1,000.00	1,052.70	4.69

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.47	3.36
Service shares	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value
Common Stocks—33.9%
Consumer Discretionary—3.5%
Auto Components—0.3%
Visteon Corp.[1]	6,390	$652,164
Hotels, Restaurants & Leisure—0.9%
Cedar Fair LP2	5,645	407,005
McDonald’s Corp.	10,240	1,568,358
		1,975,363

Household Durables—0.3%
Mohawk Industries, Inc.[1]	3,000	725,070
Media—1.0%
Comcast Corp., Cl. A	42,960	1,672,003
Madison Square Garden Co. (The), Cl. A1	2,880	567,072
		2,239,075

Specialty Retail—1.0%
AutoZone, Inc.[1]	1,200	684,552
Burlington Stores, Inc.[1]	5,820	535,382
Lowe’s Cos., Inc.	10,980	851,279
		2,071,213

Consumer Staples—3.0%
Beverages—1.4%
Coca-Cola European Partners plc	27,840	1,132,253
Molson Coors Brewing Co., Cl. B	8,760	756,338
PepsiCo, Inc.	9,930	1,146,816
		3,035,407

Food Products—1.3%
Kraft Heinz Co. (The)	10,490	898,363
Mondelez International, Inc., Cl. A	24,900	1,075,431
Pinnacle Foods, Inc.	16,650	989,010
		2,962,804

Household Products—0.3%
Spectrum Brands Holdings, Inc.	6,140	767,746
Energy—2.2%
Oil, Gas & Consumable Fuels—2.2%
Exxon Mobil Corp.	29,002	2,341,331
HollyFrontier Corp.	25,626	703,946
Shell Midstream Partners LP2	18,735	567,671
Suncor Energy, Inc.	39,560	1,155,152
		4,768,100

Financials—6.1%
Capital Markets—0.8%
Bank of New York Mellon Corp. (The)	12,410	633,158
Intercontinental Exchange, Inc.	16,150	1,064,608
		1,697,766

Commercial Banks—2.8%
Citigroup, Inc.	22,510	1,505,469
First Horizon National Corp.	31,210	543,678
JPMorgan Chase & Co.	21,120	1,930,368
Signature Bank (New York)1	5,270	756,403
Wells Fargo & Co.	27,730	1,536,520
		6,272,438

Consumer Finance—0.4%
Synchrony Financial	31,310	933,664
Insurance—0.7%
Chubb Ltd.	5,670	824,305
Marsh & McLennan Cos., Inc.	5,270	410,849
Progressive Corp. (The)	9,760	430,318
		1,665,472

Real Estate Investment Trusts (REITs)—1.2%
Brandywine Realty Trust	34,410	603,207
Crown Castle International Corp.	4,420	442,795
CubeSmart	24,890	598,356

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Mid-America Apartment Communities, Inc.	9,560	$1,007,433
		2,651,791

Real Estate Management & Development—0.2%
Realogy Holdings Corp.	12,600	408,870
Health Care—4.7%
Biotechnology—1.0%
BioMarin Pharmaceutical, Inc.[1]	3,120	283,359
Celgene Corp.[1]	9,130	1,185,713
Incyte Corp.[1]	3,770	474,681
TESARO, Inc.[1]	1,240	173,426
		2,117,179

Health Care Equipment & Supplies—0.9%
Medtronic plc	8,409	746,299
NuVasive, Inc.[1]	6,390	491,519
Stryker Corp.	5,730	795,209
		2,033,027

Health Care Providers & Services—0.3%
Centene Corp.[1]	3,300	263,604
WellCare Health Plans, Inc.[1]	2,710	486,608
		750,212

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	10,800	640,548
Pharmaceuticals—2.2%
Johnson & Johnson	19,780	2,616,696
Merck & Co., Inc.	26,290	1,684,926
Mylan NV1	10,410	404,116
Valeant Pharmaceuticals International, Inc.[1]	12,010	207,773
		4,913,511

Industrials—3.7%
Aerospace & Defense—1.3%
Boeing Co. (The)	3,520	696,080
L3 Technologies, Inc.	3,750	626,550
Lockheed Martin Corp.	3,150	874,471
Spirit AeroSystems Holdings, Inc., Cl. A	10,370	600,838
		2,797,939

Airlines—0.2%
Spirit Airlines, Inc.[1]	10,370	535,611
Commercial Services & Supplies—1.2%
Johnson Controls International plc	18,993	823,536
KAR Auction Services, Inc.	25,080	1,052,608
Waste Connections, Inc.	11,070	713,129
		2,589,273

Construction & Engineering—0.4%
AECOM[1]	16,370	529,242
Dycom Industries, Inc.[1]	4,200	375,984
		905,226

Professional Services—0.3%
Korn/Ferry International	18,550	640,532
Road & Rail—0.3%
Canadian Pacific Railway Ltd.	4,920	791,185
Information Technology—7.6%
Communications Equipment—0.4%
Palo Alto Networks, Inc.[1]	7,000	936,670
Internet Software & Services—2.3%
Alphabet, Inc., Cl. C1	2,860	2,598,968
Facebook, Inc., Cl. A1	12,750	1,924,995
j2 Global, Inc.	6,490	552,234
		5,076,197

IT Services—0.9%
DXC Technology Co.	10,550	809,396

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value
IT Services (Continued)
PayPal Holdings, Inc.[1]	22,250	$1,194,158
		2,003,554

Semiconductors & Semiconductor Equipment—1.3%
Applied Materials, Inc.	23,690	978,634
Maxim Integrated Products, Inc.	14,290	641,621
Microchip Technology, Inc.	10,420	804,216
Semtech Corp.[1]	12,130	433,647
		2,858,118

Software—2.2%
Citrix Systems, Inc.[1]	7,020	558,651
Microsoft Corp.	36,150	2,491,819
Pegasystems, Inc.	10,500	612,675
Snap, Inc., Cl. A1	37,280	662,466
Zynga, Inc., Cl. A1	150,220	546,801
		4,872,412

Technology Hardware, Storage & Peripherals—0.5%
Western Digital Corp.	13,840	1,226,224
Materials—1.3%
Chemicals—1.0%
Eastman Chemical Co.	7,830	657,642
EI du Pont de Nemours & Co.	10,620	857,140
PPG Industries, Inc.	6,580	723,537
		2,238,319

Construction Materials—0.3%
Vulcan Materials Co.	5,010	634,667
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.5%
ORBCOMM, Inc.[1]	375	4,237
Verizon Communications, Inc.	23,730	1,059,782
		1,064,019

Wireless Telecommunication Services—0.2%
T-Mobile US, Inc.[1]	6,150	372,813
Utilities—1.1%
Electric Utilities—0.8%
PG&E Corp.	26,310	1,746,195
Gas Utilities—0.1%
Suburban Propane Partners LP2	15,815	376,239
Water Utilities—0.2%
American States Water Co.	8,820	418,156
Total Common Stocks (Cost $62,891,830)		75,364,769

	Principal
	Amount
Asset-Backed Securities—7.2%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. B, 2.60%, 10/12/20[3]	$4,596	4,597
Series 2015-1, Cl. B, 2.85%, 2/12/21[3]	210,101	210,539
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	195,000	196,458
Series 2015-3, Cl. C, 4.84%, 10/12/21[3]	165,000	169,659
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	135,000	139,159
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	415,000	416,352
Series 2013-4, Cl. D, 3.31%, 10/8/19	35,000	35,356
Series 2017-2, Cl. D, 3.42%, 4/18/23	320,000	322,670
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.809%, 8/16/21[3,4]	105,000	105,564
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	339,608
Series 2016-1, Cl. A2, 2.009%, 6/15/22[4]	615,000	621,533
Capital Auto Receivables Asset Trust,
Series 2014-1, Cl. D, 3.39%, 7/22/19	140,000	141,549
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.609%, 2/15/22[4]	390,000	392,420

	Principal
	Amount	Value
Asset-Backed Securities (Continued)
Capital One Multi-Asset Execution Trust: (Continued)
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	$560,000	$555,963
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	63,405	63,405
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	30,000	30,003
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	115,670
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	333,095
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	220,907
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	124,012
Series 2016-4, Cl. D, 2.91%, 4/17/23	275,000	272,122
Series 2017-1, Cl. D, 3.43%, 7/17/23	245,000	246,570
CCG Receivables Trust, Series 2017-1,
Cl. B, 2.75%, 11/14/23[3]	250,000	249,500
Chase Issuance Trust, Series 2014-A5,
Cl. A5, 1.529%, 4/15/21[4]	245,000	245,997
Citibank Credit Card Issuance Trust,
Series 2014-A6, Cl. A6, 2.15%, 7/15/21	605,000	610,166
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[3]	10,456	10,455
Credit Acceptance Auto Loan Trust,
Series 2014-2A, Cl. B, 2.67%, 9/15/22[3]	195,000	195,559
CWABS Asset-Backed Certificates Trust,
Series 2005-14, Cl. 1A1, 1.446%, 4/25/36[4]	302,987	302,850
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	310,000	309,713
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	615,000	615,067
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	660,000	654,750
Drive Auto Receivables Trust:
Series 2016-BA, Cl. C, 3.19%, 7/15/22[3]	170,000	171,895
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	150,000	150,720
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	173,699
Series 2017-1, Cl. B, 2.36%, 3/15/21	165,000	164,979
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	360,000	362,805
Series 2017-AA, Cl. D, 4.16%, 5/15/24[3]	225,000	228,929
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	235,000	236,619
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	540,858	545,186
Series 2016-1A, Cl. B, 2.79%, 5/15/20[3]	289,652	290,299
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	77,602
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	150,422
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	160,000	162,866
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	155,000	156,110
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	222,320	218,317
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.659%, 11/16/20[3,4]	480,000	481,860
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[3]	365,000	374,055
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	135,000	135,862
First Investors Auto Owner Trust, Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	168,130	168,216
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	20,000	20,449
Series 2014-2, Cl. A, 1.43%, 12/16/19[3]	25,003	25,005
Series 2015-3, Cl. D, 7.12%, 11/15/22[3]	275,000	289,559
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	406,761

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value
Asset-Backed Securities (Continued)
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	$24,291	$24,046
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.516%, 9/27/21[3,4]	80,000	80,137
Series 2017-1, Cl. C, 3.439%, 6/27/22[3,4]	60,000	60,030
Series 2017-1, Cl. D, 4.789%, 6/27/22[3,4]	75,000	75,037
Nissan Auto Lease Trust, Series 2017-A,
Cl. A3, 1.91%, 4/15/20	245,000	244,778
Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[3]	325,000	329,026
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	116,677
Series 2017-1, Cl. D, 3.17%, 4/17/23	175,000	174,841
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	190,000	192,724
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[3]	115,834	115,896
TCF Auto Receivables Owner Trust,
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	190,242
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	119,305	117,374
United Auto Credit Securitization Trust,
Series 2015-1, Cl. D, 2.92%, 6/17/19[3]	116,940	117,140
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	150,000	150,836
Series 2016-B, Cl. A, 1.44%, 6/15/22	380,000	378,957
Series 2017-A, Cl. A, 2.12%, 3/15/24	430,000	429,655
Total Asset-Backed Securities (Cost
$16,013,272)		16,040,879

Mortgage-Backed Obligations—34.9%
Government Agency—25.1%
FHLMC/FNMA/FHLB/Sponsored—24.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	8,442	8,633
5.00%, 12/1/34	2,445	2,680
5.50%, 9/1/39	322,342	356,424
6.50%, 4/1/18-4/1/34	23,401	25,911
7.00%, 10/1/31-10/1/37	94,025	104,808
9.00%, 8/1/22-5/1/25	1,778	1,915
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 51.971%, 4/1/27[5]	57,645	11,857
Series 192,Cl. IO, 99.999%, 2/1/28[5]	16,910	3,215
Series 243,Cl. 6, 4.138%, 12/15/32[5]	46,769	8,398
Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	168,679	169,629
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	18,454	17,183
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	101,779	112,473
Series 2461,Cl. PZ, 6.50%, 6/15/32	41,888	48,988
Series 2564,Cl. MP, 5.00%, 2/15/18	20,091	20,219
Series 2585,Cl. HJ, 4.50%, 3/15/18	10,039	10,268
Series 2626,Cl. TB, 5.00%, 6/15/33	78,201	83,058
Series 2635,Cl. AG, 3.50%, 5/15/32	34,441	35,502
Series 2707,Cl. QE, 4.50%, 11/15/18	97,098	98,314
Series 2770,Cl. TW, 4.50%, 3/15/19	4,572	4,693
Series 3010,Cl. WB, 4.50%, 7/15/20	16,519	16,920
Series 3025,Cl. SJ, 20.501%, 8/15/35[4]	14,837	21,945
Series 3030,Cl. FL, 1.559%, 9/15/35[4]	81,938	82,230
Series 3741,Cl. PA, 2.15%, 2/15/35	129,407	129,636

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3815,Cl. BD, 3.00%, 10/15/20	$2,998	$3,014
Series 3822,Cl. JA, 5.00%, 6/15/40	39,970	41,502
Series 3840,Cl. CA, 2.00%, 9/15/18	2,252	2,252
Series 3848,Cl. WL, 4.00%, 4/15/40	88,245	91,087
Series 3857,Cl. GL, 3.00%, 5/15/40	5,403	5,523
Series 4221,Cl. HJ, 1.50%, 7/15/23	555,036	552,363
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 69.841%, 3/15/29[5]	49,198	8,518
Series 2796,Cl. SD, 56.413%, 7/15/26[5]	80,846	11,363
Series 2920,Cl. S, 15.666%, 1/15/35[5]	413,705	71,052
Series 2922,Cl. SE, 20.869%, 2/15/35[5]	25,306	4,895
Series 2981,Cl. AS, 8.685%, 5/15/35[5]	226,863	34,849
Series 3397,Cl. GS, 0.00%, 12/15/37[5,7]	25,951	4,667
Series 3424,Cl. EI, 0.00%, 4/15/38[5,7]	11,616	1,209
Series 3450,Cl. BI, 15.747%, 5/15/38[5]	73,892	11,889
Series 3606,Cl. SN, 22.015%, 12/15/39[5]	40,992	6,728
Federal National Mortgage Assn.:
3.00%, 7/1/32[8]	5,290,000	5,428,863
3.50%, 8/1/47[8]	11,825,000	12,121,193
3.50%, 7/1/32[8]	2,325,000	2,418,998
4.00%, 8/1/47[8]	15,620,000	16,389,712
4.50%, 8/1/47[8]	8,745,000	9,368,758
5.00%, 8/1/47[8]	2,685,000	2,930,419
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	4,364	4,470
5.50%, 9/1/20	1,753	1,814
6.00%, 11/1/17-3/1/37	148,281	169,237
6.50%, 8/1/17-10/1/19	103	103
7.00%, 11/1/17-10/1/35	8,496	8,856
7.50%, 1/1/33	59,464	70,426
8.50%, 7/1/32	4,106	4,438
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	117,903	16,397
Series 233,Cl. 2, 61.641%, 8/25/23[5]	80,716	13,532
Series 252,Cl. 2, 99.999%, 11/25/23[5]	107,665	17,122
Series 319,Cl. 2, 4.044%, 2/25/32[5]	25,977	6,213
Series 320,Cl. 2, 33.848%, 4/25/32[5]	9,355	2,597
Series 321,Cl. 2, 0.00%, 4/25/32[5,7]	91,900	20,462
Series 331,Cl. 9, 21.414%, 2/25/33[5]	110,451	23,160
Series 334,Cl. 17, 14.202%, 2/25/33[5]	60,337	12,140
Series 339,Cl. 12, 0.00%, 6/25/33[5,7]	81,088	20,441
Series 339,Cl. 7, 0.00%, 11/25/33[5,7]	232,333	45,973
Series 343,Cl. 13, 0.00%, 9/25/33[5,7]	87,165	19,850
Series 345,Cl. 9, 0.00%, 1/25/34[5,7]	77,479	15,581
Series 351,Cl. 10, 0.00%, 4/25/34[5,7]	10,437	2,106
Series 351,Cl. 8, 0.00%, 4/25/34[5,7]	36,719	7,416
Series 356,Cl. 10, 0.00%, 6/25/35[5,7]	25,659	5,123
Series 356,Cl. 12, 0.00%, 2/25/35[5,7]	13,705	3,038
Series 362,Cl. 13, 0.00%, 8/25/35[5,7]	98,456	20,070
Series 364,Cl. 16, 0.00%, 9/25/35[5,7]	70,889	13,487
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	43,618	48,752
Series 2003-100,Cl. PA, 5.00%, 10/25/18	57,317	58,000
Series 2003-130,Cl. CS, 11.668%,
12/25/33[4]	6,961	7,609
Series 2003-84,Cl. GE, 4.50%, 9/25/18	4,392	4,441
Series 2004-25,Cl. PC, 5.50%, 1/25/34	61,925	63,311
Series 2005-104,Cl. MC, 5.50%,
12/25/25	178,666	193,448
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	283,042

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-73,Cl. DF, 1.466%, 8/25/35[4]	$133,112	$133,670
Series 2006-11,Cl. PS, 20.108%, 3/25/36[4]	57,780	83,708
Series 2006-46,Cl. SW, 19.74%, 6/25/36[4]	40,297	58,293
Series 2006-50,Cl. KS, 19.741%, 6/25/36[4]	8,402	12,032
Series 2008-75,Cl. DB, 4.50%, 9/25/23	19,762	19,990
Series 2009-113,Cl. DB, 3.00%, 12/25/20	68,669	69,148
Series 2009-36,Cl. FA, 2.156%, 6/25/37[4]	44,655	45,615
Series 2009-37,Cl. HA, 4.00%, 4/25/19	13,692	13,772
Series 2009-70,Cl. TL, 4.00%, 8/25/19	167,798	168,854
Series 2010-43,Cl. KG, 3.00%, 1/25/21	41,986	42,383
Series 2011-15,Cl. DA, 4.00%, 3/25/41	24,712	25,492
Series 2011-3,Cl. EL, 3.00%, 5/25/20	114,449	115,180
Series 2011-3,Cl. KA, 5.00%, 4/25/40	131,387	140,588
Series 2011-38,Cl. AH, 2.75%, 5/25/20	2,334	2,342
Series 2011-82,Cl. AD, 4.00%, 8/25/26	93,037	94,312
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 8.503%, 11/25/31[5]	103,065	20,357
Series 2001-81,Cl. S, 9.547%, 1/25/32[5]	25,701	4,965
Series 2002-47,Cl. NS, 6.405%, 4/25/32[5]	69,809	16,231
Series 2002-51,Cl. S, 6.497%, 8/25/32[5]	64,102	12,513
Series 2002-52,Cl. SD, 32.041%, 9/25/32[5]	100,482	19,278
Series 2002-77,Cl. SH, 23.952%, 12/18/32[5]	38,332	7,595
Series 2002-84,Cl. SA, 7.007%, 12/25/32[5]	98,581	20,324
Series 2002-9,Cl. MS, 8.275%, 3/25/32[5]	27,211	5,457
Series 2003-33,Cl. SP, 12.041%, 5/25/33[5]	107,603	25,052
Series 2003-4,Cl. S, 3.158%, 2/25/33[5]	57,854	12,552
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,7]	184,977	18,715
Series 2004-54,Cl. DS, 59.633%, 11/25/30[5]	81,139	13,239
Series 2004-56,Cl. SE, 7.977%, 10/25/33[5]	20,043	3,964
Series 2005-12,Cl. SC, 27.939%, 3/25/35[5]	11,670	1,877
Series 2005-14,Cl. SE, 19.448%, 3/25/35[5]	37,525	5,849
Series 2005-40,Cl. SA, 32.167%, 5/25/35[5]	211,162	32,552
Series 2005-52,Cl. JH, 33.978%, 5/25/35[5]	545,067	81,582
Series 2005-93,Cl. SI, 5.842%, 10/25/35[5]	46,898	7,164
Series 2007-88,Cl. XI, 0.00%, 6/25/37[5,7]	112,644	19,626
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,7]	44,554	5,270
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,7]	1,497	65
Series 2011-96,Cl. SA, 12.076%, 10/25/41[5]	136,332	24,134
Series 2012-134,Cl. SA, 7.116%, 12/25/42[5]	475,606	98,863
Series 2012-40,Cl. PI, 2.32%, 4/25/41[5]	256,140	38,694

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.,
Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates,
Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[6]	$43,319	$40,441
		53,628,146

GNMA/Guaranteed—1.0%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	14,022	14,163
7.50%, 1/15/23-6/15/24	21,061	22,097
8.00%, 4/15/23	10,134	10,903
8.50%, 8/15/17-12/15/17	1	1
Government National Mortgage Assn. II
Pool, 4%, 8/1/47[8]	1,965,000	2,064,785
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[5]	125,010	17,136
Series 2002-76,Cl. SY, 6.679%, 12/16/26[5]	224,829	32,149
Series 2007-17,Cl. AI, 49.494%, 4/16/37[5]	322,509	59,714
Series 2011-52,Cl. HS, 28.433%, 4/16/41[5]	156,974	24,370
		2,245,318

Non-Agency—9.8%
Commercial—5.0%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.107%, 3/26/36[3,4]	169,407	169,519
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[3,4]	112,438	112,921
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[4]	155,000	159,657
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	210,000	219,095
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.257%, 1/25/36[4]	142,182	136,601
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	257,399
Series 2013-CR7,Cl. D, 4.471%, 3/10/46[3,4]	445,000	350,346
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	907,764
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	140,000	148,547
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	518,080
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	289,878
COMM Mortgage Trust, Interest-
Only Stripped Mtg.-Backed Security,
Series 2012-CR5, Cl. XA, 27.718%, 12/10/45[5]	388,821	23,645
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	149,147	121,379
Deutsche Bank Commercial Mortgage
Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	155,000	157,909
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	73,950	72,877
Series 2005-FA8,Cl. 1A6, 1.866%, 11/25/35[4]	94,119	68,516
FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.93%, 4/25/44[3,4]	55,000	55,894

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K25,Cl. C, 3.744%, 11/25/45[3,4]	$60,000	$60,390
Series 2013-K26,Cl. C, 3.722%, 12/25/45[3,4]	40,000	39,937
Series 2013-K27,Cl. C, 3.617%, 1/25/46[3,4]	110,000	109,200
Series 2013-K28,Cl. C, 3.609%, 6/25/46[3,4]	450,000	446,303
Series 2013-K502,Cl. C, 2.967%, 3/25/45[3,4]	220,000	219,750
Series 2013-K712,Cl. C, 3.48%, 5/25/45[3,4]	70,000	70,360
Series 2013-K713,Cl. C, 3.274%, 4/25/46[3,4]	145,000	146,009
Series 2014-K715,Cl. C, 4.267%, 2/25/46[3,4]	35,000	35,806
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	65,000	70,781
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	321,165	306,804
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	331,652
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	356,049
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,507
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	256,614
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.406%, 7/25/35[4]	123,556	124,178
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.324%, 7/26/36[3,4]	176,126	167,342
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[4]	270,000	278,849
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	385,000	403,611
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	250,000	257,489
JPMDB Commercial Mortgage
Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	240,000	240,743
MASTR Adjustable Rate Mortgages
Trust, Series 2004-13, Cl. 2A2, 3.081%, 4/21/34[4]	43,112	43,972
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	245,317
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	745,465
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	405,000	396,917
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.708%, 11/26/36[3,4]	245,824	221,608
Morgan Stanley Resecuritization
Trust, Series 2013-R9, Cl. 3A, 2.50%, 6/26/46[3,4]	297,041	297,277
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.993%, 7/26/45[3,4]	22,487	23,006
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-10, Cl. 2A, 3.284%, 8/25/34[4]	205,421	205,993
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[4]	165,000	172,931
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	390,000	410,204

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.985%, 6/15/45[3,4]	$80,000	$66,649
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	159,526
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	159,394
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[4]	160,000	170,913
WF-RBS Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3,
Cl. XA, 34.875%, 3/15/44[3,5]	2,620,383	97,163
		11,148,736

Residential—4.8%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	268,608	238,578
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	55,206	51,284
Series 2007-C,Cl. 1A4, 3.171%, 5/20/36[4]	25,069	22,930
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 3.828%, 6/25/34[4]	69,920	69,589
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%, 3/25/35[4]	204,722	207,102
Series 2005-9,Cl. A1, 2.83%, 10/25/35[4]	558,319	549,552
Series 2006-1,Cl. A1, 2.91%, 2/25/36[4]	216,350	216,254
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	76,237	70,309
Series 2006-6,Cl. A3, 6.00%, 4/25/36	43,163	38,685
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[4]	500,923	501,633
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.166%, 5/25/24[4]	180,808	181,600
Series 2014-C02,Cl. 2M1, 2.166%, 5/25/24[4]	46,404	46,491
Series 2014-C03,Cl. 1M1, 2.416%, 7/25/24[4]	163,251	163,524
Series 2014-C03,Cl. 2M1, 2.416%, 7/25/24[4]	66,360	66,485
Series 2015-C03,Cl. 2M1, 2.716%, 7/25/25[4]	5,478	5,484
Series 2016-C03,Cl. 1M1, 3.216%, 10/25/28[4]	20,615	20,999
Series 2016-C05,Cl. 2M1, 2.566%, 1/25/29[4]	75,072	75,697
Series 2016-C07,Cl. 2M1, 2.516%, 4/25/29[4]	233,764	235,463
Series 2016-C07,Cl. 2M2, 5.566%, 4/25/29[4]	140,000	153,824
Series 2017-C01,Cl. 1M2, 4.766%, 7/25/29[4]	380,000	401,776
Series 2017-C02,Cl. 2M1, 2.366%, 9/25/29[4]	343,645	346,786
Series 2017-C02,Cl. 2M2, 4.866%, 9/25/29[4]	360,000	382,427
Series 2017-C03,Cl. 1M1, 2.166%, 10/25/29[4]	82,199	82,622
GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 3.525%, 7/25/35[4]	29,534	29,706
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.526%, 7/25/35[4]	37,375	37,087
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	9,865	8,714

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.616%, 7/25/23[4]	$159,239	$161,199
Series 2014-HQ2,Cl. M2, 3.416%, 9/25/24[4]	335,000	344,254
Series 2015-HQA2,Cl. M2, 4.016%, 5/25/28[4]	8,699	9,009
Series 2016-DNA1,Cl. M2, 4.116%, 7/25/28[4]	45,000	46,859
Series 2016-DNA2,Cl. M1, 2.466%, 10/25/28[4]	382,406	383,460
Series 2016-DNA3,Cl. M1, 2.316%, 12/25/28[4]	233,082	233,887
Series 2016-DNA4,Cl. M1, 2.016%, 3/25/29[4]	178,440	178,825
Series 2016-DNA4,Cl. M3, 5.016%, 3/25/29[4]	355,000	384,923
Series 2016-HQA2,Cl. M1, 2.416%, 11/25/28[4]	151,644	152,099
Series 2016-HQA3,Cl. M1, 2.016%, 3/25/29[4]	681,296	682,917
Series 2016-HQA3,Cl. M3, 5.066%, 3/25/29[4]	340,000	368,501
Series 2016-HQA4,Cl. M1, 2.016%, 4/25/29[4]	365,201	365,820
Series 2016-HQA4,Cl. M3, 5.116%, 4/25/29[4]	350,000	381,340
Series 2017-DNA1,Cl. M2, 4.466%, 7/25/29[4]	355,000	370,805
Series 2017-HQA1,Cl. M1, 2.416%, 8/25/29[4]	233,929	236,604
Series 2017-HQA1,Cl. M2, 4.766%, 8/25/29[4]	375,000	396,895
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.838%, 10/25/33[4]	109,585	112,290
Series 2005-AR14,Cl. 1A4, 2.835%, 12/25/35[4]	110,557	107,679
Series 2005-AR16,Cl. 1A1, 2.88%, 12/25/35[4]	100,618	97,866
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.116%, 2/25/35[4]	21,336	21,695
Series 2005-AR13,Cl. 1A5, 3.377%, 5/25/35[4]	29,791	29,903
Series 2005-AR15,Cl. 1A2, 2.98%, 9/25/35[4]	141,342	137,652
Series 2005-AR15,Cl. 1A6, 2.98%, 9/25/35[4]	273,638	262,281
Series 2005-AR4,Cl. 2A2, 3.315%, 4/25/35[4]	267,372	268,852
Series 2006-AR10,Cl. 1A1, 3.246%, 7/25/36[4]	51,819	50,295
Series 2006-AR10,Cl. 5A5, 3.324%, 7/25/36[4]	199,280	199,961
Series 2006-AR2,Cl. 2A3, 3.107%, 3/25/36[4]	25,051	25,176
Series 2006-AR7,Cl. 2A4, 3.329%, 5/25/36[4]	143,619	138,080
Series 2006-AR8,Cl. 2A1, 3.194%, 4/25/36[4]	162,205	163,302
Series 2006-AR8,Cl. 2A4, 3.194%, 4/25/36[4]	96,800	97,454
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	51,483	53,940
		10,668,424
Total Mortgage-Backed Obligations (Cost $77,714,877)		77,690,624

	Principal Amount	Value
U.S. Government Obligation—0.3%
United States Treasury Nts., 1.50%, 5/31/19[9,10] (Cost $553,404)	$552,000	$553,294

Non-Convertible Corporate Bonds and Notes—29.6%
Consumer Discretionary—5.1%
Automobiles—1.4%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	304,000	304,100
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	278,405
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	236,000	235,949
3.664% Sr. Unsec. Nts., 9/8/24	458,000	457,638
General Motors Co., 6.25% Sr. Unsec.
Nts., 10/2/43	162,000	180,766
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	401,000	402,164
3.15% Sr. Unsec. Nts., 6/30/22	321,000	320,001
Harley-Davidson, Inc., 4.625% Sr.
Unsec. Nts., 7/28/45	107,000	113,157
Hyundai Capital America, 1.75% Sr.
Unsec. Nts., 9/27/19[3]	371,000	365,567
Nissan Motor Acceptance Corp., 1.55%
Sr. Unsec. Nts., 9/13/19[3]	91,000	90,009
ZF North America Capital, Inc., 4.75%
Sr. Unsec. Nts., 4/29/25[3]	344,000	364,210
		3,111,966

Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr.
Unsec. Nts., 5/15/24	350,000	370,965

Hotels, Restaurants & Leisure—0.3%
Aramark Services, Inc., 5% Sr. Unsec.
Nts., 4/1/25[3]	179,000	189,516
Marriott International, Inc., 3.25% Sr.
Unsec. Nts., 9/15/22	158,000	161,731
Wyndham Worldwide Corp., 4.15% Sr.
Unsec. Nts., 4/1/24	247,000	254,004
		605,251

Household Durables—0.8%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	373,000	391,184
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	391,000	418,524
5.50% Sr. Unsec. Nts., 4/1/46	105,000	126,892
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	291,000	299,730
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	309,398
4.875% Sr. Unsec. Nts., 11/15/25	57,000	59,280
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	105,000	104,994
		1,710,002

Internet & Catalog Retail—0.3%
Amazon.com, Inc., 4.95% Sr. Unsec.
Nts., 12/5/44	106,000	125,589
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	595,000	588,081
		713,670

Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	432,683

Media—1.1%
21st Century Fox America, Inc., 4.75%
Sr. Unsec. Nts., 11/15/46	148,000	158,810
Charter Communications Operating
LLC/Charter Communications Operating
Capital, 5.375% Sr. Sec. Nts., 5/1/47[3,8]	247,000	262,650

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	$211,000	$282,736
Historic TW, Inc., 9.15% Debs., 2/1/23	118,000	151,516
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	123,000	129,723
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[3]	167,000	171,825
6.10% Sr. Unsec. Nts., 2/15/18[3]	125,000	128,256
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	416,121
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	185,000	176,904
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	75,000	72,899
3.45% Sr. Unsec. Nts., 10/4/26	90,000	87,073
4.375% Sr. Unsec. Nts., 3/15/43	231,000	206,357
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	246,000	256,962
		2,501,832

Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	334,000	353,623

Specialty Retail—0.4%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,613
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	223,000	242,868
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	128,000	137,600
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	229,065
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	185,000	190,319
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	116,001
		983,466

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	256,000	261,120
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	155,000	162,750
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	163,000	169,113
		592,983

Consumer Staples—2.6%
Beverages—0.8%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	448,000	449,190
3.65% Sr. Unsec. Nts., 2/1/26	57,000	58,836
4.90% Sr. Unsec. Nts., 2/1/46	72,000	81,702
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	407,629
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	329,000	323,808
4.20% Sr. Unsec. Nts., 7/15/46	87,000	85,737
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	270,000	288,260
		1,695,162

Food & Staples Retailing—0.2%
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	8,996
6.40% Sr. Unsec. Nts., 8/15/17	386,000	387,954
6.90% Sr. Unsec. Nts., 4/15/38	86,000	108,996
		505,946

	Principal Amount	Value
Food Products—1.2%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	$232,000	$222,127
8.50% Sr. Unsec. Nts., 6/15/19	320,000	358,072
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	424,278
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	209,000	215,908
4.375% Sr. Unsec. Nts., 6/1/46	223,000	218,212
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	193,000	200,961
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec.
Nts., 10/28/19[3]	374,000	370,712
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[3]	365,000	367,353
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[3]	180,000	192,600
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	178,000	179,391
		2,749,614

Tobacco—0.4%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	215,000	209,699
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	411,263
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	122,000	150,146
		771,108

Energy—2.5%
Energy Equipment & Services—0.4%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	78,000	83,423
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	173,312
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[3]	368,000	368,382
4.00% Sr. Unsec. Nts., 12/21/25[3]	206,000	216,346
		841,463

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	67,381
6.20% Sr. Unsec. Nts., 3/15/40	68,000	77,987
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	101,000	101,798
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	188,000	199,481
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	353,000	351,920
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	89,000	88,275
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	379,000	378,014
Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	209,000	210,585
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	324,000	332,174
4.50% Sr. Unsec. Nts., 6/1/25	179,000	190,869
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	52,441
5.95% Sr. Unsec. Nts., 3/15/46	81,000	101,824
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	100,000	97,424
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	100,000	99,432
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	92,000	95,899

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	$80,000	$85,090
4.90% Sr. Unsec. Nts., 5/15/46	42,000	45,405
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	172,000	177,652
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	280,000	298,172
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	107,346
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	166,000	178,027
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	161,000	159,708
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[3]	180,000	182,251
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	125,000	123,993
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[3]	359,000	392,243
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	260,000	273,975
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	148,000	146,811
		4,616,177

Financials—8.8%
Capital Markets—2.1%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	290,000	295,033
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	155,000	150,241
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	373,000	381,610
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	221,000	228,528
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	140,000	149,006
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[4,11]	384,000	408,960
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	218,000	217,124
3.75% Sr. Unsec. Nts., 2/25/26	215,000	219,337
3.85% Sr. Unsec. Nts., 1/26/27	406,000	413,516
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	297,000	311,074
5.00% Sub. Nts., 11/24/25	335,000	364,960
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	358,000	368,847
Northern Trust Corp., 3.375% Sub. Nts., 5/8/32[4]	155,000	155,144
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	215,000	215,636
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	257,862
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	216,000	215,733
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	216,000	225,701
4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	153,897
		4,732,209

Commercial Banks—4.4%
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	358,000	358,660
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	296,000	286,686
3.824% Sr. Unsec. Nts., 1/20/28[4]	221,000	225,130

	Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp.: (Continued) 7.75% Jr. Sub. Nts., 5/14/38	$253,000	$365,327
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	448,000	466,397
BPCE SA, 3% Sr. Unsec. Nts., 5/22/22[3]	362,000	365,527
Citigroup, Inc., 4.281% Sr. Unsec. Nts., 4/24/48[4]	356,000	366,324
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	205,000	205,335
2.65% Sr. Unsec. Nts., 5/26/22	87,000	86,855
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	369,000	367,974
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[3]	380,000	397,938
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[3]	227,000	230,416
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	228,000	232,581
First Republic Bank, 4.375% Sub. Nts., 8/1/46	146,000	143,939
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[3]	211,000	211,432
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[4]	170,000	176,313
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	245,000	250,023
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[3]	259,000	262,204
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	156,000	162,560
JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[4]	309,000	311,088
3.782% Sr. Unsec. Nts., 2/1/28[4]	634,000	649,186
4.26% Sr. Unsec. Nts., 2/22/48[4]	147,000	154,903
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	292,000	290,534
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,4,11]	400,000	454,500
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	309,000	308,530
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	323,000	321,830
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	328,000	329,429
Royal Bank of Scotland Group plc, 3.498% Sr. Unsec. Nts., 5/15/23[4]	255,000	256,795
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	364,000	368,308
Standard Chartered plc, 2.68% Jr. Sub. Perpetual Bonds[3,4,11]	100,000	85,250
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	163,000	159,630
US Bancorp:
3.10% Sub. Nts., 4/27/26	230,000	227,613
3.15% Sr. Unsec. Nts., 4/27/27	87,000	87,264
Wells Fargo & Co.:
3.584% Sr. Unsec. Nts., 5/22/28[4]	291,000	294,406
4.75% Sub. Nts., 12/7/46	207,000	221,865
		9,682,752

Consumer Finance—0.5%
American Express Credit Corp.:
2.70% Sr. Unsec. Nts., 3/3/22	218,000	219,954
3.30% Sr. Unsec. Nts., 5/3/27	217,000	216,619
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	143,000	142,783
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	209,000	206,866
4.10% Sr. Unsec. Nts., 2/9/27	146,000	146,549

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[3]	$220,000	$235,115
		1,167,886

Diversified Financial Services—0.3%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	115,000	115,295
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	224,655
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	380,000	404,700
		744,650

Insurance—1.1%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	220,000	227,401
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	219,000	233,838
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[3]	93,000	91,762
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[4]	219,000	221,414
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	146,000	156,923
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,11]	296,000	308,053
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	362,000	375,146
Progressive Corp. (The), 4.125% Sr. Unsec. Nts., 4/15/47	279,000	290,998
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	276,000	292,905
RenaissanceRe Finance, Inc., 3.45% Sr.
Unsec. Nts., 7/1/27	154,000	151,641
		2,350,081

Real Estate Investment Trusts (REITs)—0.4%
American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	262,738
Vereit Operating Partner, 3% Sr. Unsec. Nts., 2/6/19	134,000	135,399
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	369,017
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,248
		855,402

Health Care—1.9%
Biotechnology—0.6%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	172,000	175,757
4.70% Sr. Unsec. Nts., 5/14/45	58,000	61,962
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	82,000	94,036
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	167,000	174,718
5.00% Sr. Unsec. Nts., 8/15/45	41,000	46,411
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	376,000	374,473
3.20% Sr. Unsec. Nts., 9/23/26	288,000	282,208
		1,209,565

Health Care Equipment & Supplies—0.7%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	366,000	368,982
3.75% Sr. Unsec. Nts., 11/30/26	293,000	299,706
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	226,000	226,638
3.70% Sr. Unsec. Nts., 6/6/27	268,000	268,962

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	$277,000	$286,552
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	164,000	185,289
		1,636,129

Health Care Providers & Services—0.3%
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	180,000	179,606
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	320,000	356,000
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	218,000	221,643
		757,249

Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[3]	136,000	140,590
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	125,000	133,504
5.30% Sr. Unsec. Nts., 2/1/44	111,000	130,184
		404,278

Pharmaceuticals—0.1%
Allergan Funding SCS, 3.80% Sr. Unsec. Nts., 3/15/25	227,000	235,197

Industrials—2.0%
Aerospace & Defense—0.4%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	292,000	304,378
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	135,000	138,527
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	200,000	226,519
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	90,000	90,540
3.875% Sr. Unsec. Nts., 3/1/25	129,000	132,736
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[4]	67,000	67,101
		959,801

Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	69,000	71,368

Building Products—0.2%
Johnson Controls International plc, 1.40% Sr. Unsec. Nts., 11/2/17	77,000	76,957
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	259,000	255,664
		332,621

Commercial Services & Supplies—0.3%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	288,000	295,695
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	311,000	316,566
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	77,000	81,149
		693,410

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	369,000	377,764

Industrial Conglomerates—0.1%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	43,000	44,271
3.85% Sr. Unsec. Nts., 12/15/25	192,000	198,045
		242,316

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Machinery—0.3%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	$385,000	$382,436
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[3]	149,000	147,219
		529,655

Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	85,078
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	124,000	138,055
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	305,000	300,341
		523,474

Trading Companies & Distributors—0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	379,000	394,971
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	160,000	159,280
3.625% Sr. Unsec. Nts., 4/1/27	156,000	156,350
		710,601

Information Technology—1.5%
Electronic Equipment, Instruments, & Components—0.3%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	265,000	264,382
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	58,000	63,020
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	282,000	299,534
		626,936

Internet Software & Services—0.1%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[3]	66,000	66,805
5.25% Sr. Unsec. Nts., 4/1/25	105,000	112,613
		179,418

IT Services—0.3%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	185,000	182,511
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[3]	261,000	264,435
4.75% Sr. Unsec. Nts., 4/15/27[3]	279,000	291,496
		738,442

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	124,795
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	178,000	178,647
		303,442

Software—0.5%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	125,000	132,093
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	376,000	384,981
6.02% Sr. Sec. Nts., 6/15/26[3]	225,000	248,286
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	174,000	182,265
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	225,000	222,239
		1,169,864

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	246,391

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	$89,000	$89,240
		335,631

Materials—1.8%
Chemicals—0.9%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	174,327
4.125% Sr. Unsec. Nts., 3/15/35	87,000	86,943
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[3]	170,000	175,138
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	370,000	371,762
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	365,000	385,075
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	312,549
3.75% Sr. Unsec. Nts., 3/15/27	91,000	92,667
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25[3]	122,000	121,616
3.95% Sr. Unsec. Nts., 1/15/26[3]	174,000	179,885
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[3]	230,000	228,679
		2,128,641

Construction Materials—0.3%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	130,000	147,271
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[3]	171,000	179,978
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	90,000	89,162
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	193,000	198,736
		615,147

Containers & Packaging—0.5%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	170,000	163,964
4.80% Sr. Unsec. Nts., 6/15/44	142,000	152,360
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	115,411
4.50% Sr. Unsec. Nts., 11/1/23	270,000	290,050
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[3]	290,000	298,700
		1,020,485

Metals & Mining—0.0%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	129,696

Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	203,726

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	314,000	325,314
4.35% Sr. Unsec. Nts., 6/15/45	299,000	278,976
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	299,000	455,690
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[3]	177,000	180,458
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	401,283
4.103% Sr. Unsec. Nts., 3/8/27	98,000	101,461
5.213% Sr. Unsec. Nts., 3/8/47	163,000	176,949
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	125,000	164,851
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	263,000	254,611

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.: (Continued)
4.125% Sr. Unsec. Nts., 8/15/46	$152,000	$136,018
4.522% Sr. Unsec. Nts., 9/15/48	191,000	181,828
		2,657,439

Utilities—2.2%
Electric Utilities—1.8%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[3]	198,000	205,934
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	188,000	188,911
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	175,000	167,223
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	235,582
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	238,000	236,236
Enel Finance International NV:
3.625% Sr. Unsec. Nts., 5/25/27[3]	178,000	176,664
6.25% Sr. Unsec. Nts., 9/15/17[3]	389,000	392,446
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	87,000	90,412
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	163,000	164,615
4.85% Sr. Unsec. Nts., 4/1/47	142,000	146,898
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	65,000	71,499
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	108,787
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	93,021

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	$600,000	$647,912
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	365,217
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	128,000	132,154
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	324,000	322,999
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	223,000	231,658
		3,978,168

Multi-Utilities—0.4%
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	165,000	164,706
4.90% Sr. Unsec. Nts., 8/1/41	145,000	159,222
NiSource Finance Corp., 3.49% Sr. Unsec. Nts., 5/15/27	258,000	260,331
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	303,000	299,858
		884,117
Total Non-Convertible Corporate Bonds and Notes (Cost $63,915,864)		65,743,471

	Shares
Investment Company—2.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[12,13] (Cost $5,367,607)	5,367,607	5,367,607
Total Investments, at Value (Cost $226,456,854)	108.3%	240,760,644
Net Other Assets (Liabilities)	(8.3)	(18,436,148)

Net Assets	100.0%	$222,324,496

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,431,141 or 12.34% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,193,443 or 0.54% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $57,624 or 0.03% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $142,333. See Note 6 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Rate shown is the 7-day yield at period end.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2016	Additions	Reductions	June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$5,367,607	$16,330

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Futures Contracts as of June 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts		Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/20/17	1	$153,688	$ (220)
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	80	10,042,500	52,141
United States Treasury Nts., 2 yr.	CBT	Buy	9/29/17	51	11,021,578	(8,168)
United States Ultra Bonds	CBT	Buy	9/20/17	50	8,293,750	132,906

						$ 176,659

Centrally Cleared Credit Default Swaps at June 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD 3,395	$(214,894)	$ 230,728

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$3,395,000	$—	BB

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Definitions
CDX.HY.28	Markit CDX High Yield Index

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $221,089,247)	$235,393,037
Affiliated companies (cost $5,367,607)	5,367,607
240,760,644
Cash	30,521,705
Cash used for collateral on futures	277,000
Centrally cleared swaps, at value (premiums paid $214,894)	230,728
Receivables and other assets:
Investments sold (including $62,361,133 sold on a when-issued or delayed delivery basis)	63,593,614
Interest, dividends and principal paydowns	838,027
Variation margin receivable	22,544
Shares of beneficial interest sold	3,135
Other	47,597
Total assets	336,294,994
Liabilities
Centrally cleared swap collateral due	55,829
Payables and other liabilities:
Investments purchased (including $113,307,103 purchased on a when-issued or delayed delivery basis)	113,690,808
Shares of beneficial interest redeemed	48,737
Trustees’ compensation	42,934
Variation margin payable	39,719
Distribution and service plan fees	10,750
Other	81,721
Total liabilities	113,970,498
Net Assets	$222,324,496

Composition of Net Assets
Par value of shares of beneficial interest	$14,515
Additional paid-in capital	206,588,694
Accumulated net investment income	1,734,365
Accumulated net realized loss on investments	(507,631)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,494,553

Net Assets	$222,324,496

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $170,630,396 and 11,109,258 shares of beneficial interest outstanding)	$15.36
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $51,694,100 and 3,405,248 shares of beneficial interest outstanding)	$15.18

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest	$2,007,499
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,665)	626,944
Affiliated companies	16,330
Total investment income	2,650,773
Expenses
Management fees	829,488
Distribution and service plan fees - Service shares	64,058
Transfer and shareholder servicing agent fees:
Non-Service shares	85,449
Service shares	25,625
Shareholder communications:
Non-Service shares	17,249
Service shares	5,165
Borrowing fees	2,076
Custodian fees and expenses	26,734
Trustees’ compensation	6,673
Other	49,016
Total expenses	1,111,533
Less reduction to custodian expenses	(506)
Less waivers and reimbursements of expenses	(300,702)
Net expenses	810,325
Net Investment Income	1,840,448
Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	5,958,277
Closing and expiration of futures contracts	123,627
Swap contracts	76,599
Net realized gain	6,158,503
Net change in unrealized appreciation/depreciation on:
Investment transactions	3,531,227
Translation of assets and liabilities denominated in foreign currencies	1,734
Futures contracts	212,426
Swap contracts	16,677
Net change in unrealized appreciation/depreciation	3,762,064
Net Increase in Net Assets Resulting from Operations	$11,761,015

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$1,840,448	$3,974,985
Net realized gain	6,158,503	6,003,120
Net change in unrealized appreciation/depreciation	3,762,064	1,806,844

Net increase in net assets resulting from operations	11,761,015	11,784,949

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,346,883)	(4,214,715)
Service shares	(889,490)	(1,155,621)

	(4,236,373)	(5,370,336)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(7,690,233)	(14,689,603)
Service shares	(1,825,447)	(2,041,174)

	(9,515,680)	(16,730,777)
Net Assets
Total decrease	(1,991,038)	(10,316,164)
Beginning of period	224,315,534	234,631,698

End of period (including accumulated net investment income of $1,734,365 and $4,130,290, respectively)	$222,324,496	$224,315,534

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$14.86	$14.46	$14.67	$13.84	$12.52	$11.30
Income (loss) from investment operations:
Net investment income[1]	0.13	0.26	0.31	0.29	0.25	0.29
Net realized and unrealized gain (loss)	0.67	0.49	(0.18)	0.83	1.38	1.09

Total from investment operations	0.80	0.75	0.13	1.12	1.63	1.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.35)	(0.34)	(0.29)	(0.31)	(0.16)
Net asset value, end of period	$15.36	$14.86	$14.46	$14.67	$13.84	$12.52

Total Return, at Net Asset Value[2]	5.41%	5.26%	0.83%	8.20%	13.17%	12.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,630	$172,573	$182,406	$203,684	$213,697	$218,032
Average net assets (in thousands)	$172,335	$177,368	$194,208	$208,556	$218,090	$191,416
Ratios to average net assets:[3]
Net investment income	1.71%	1.78%	2.09%	2.03%	1.87%	2.46%
Expenses excluding specific expenses listed below	0.94%	0.94%	0.91%	0.90%	0.89%	0.90%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.94%	0.94%	0.91%	0.90%	0.89%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.67%	0.66%	0.66%
Portfolio turnover rate[6]	38%	68%	68%	98%	187%	110%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.94%
Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$350,839,414	$337,958,352
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$14.67	$14.28	$14.49	$13.66	$12.37	$11.17
Income (loss) from investment operations:
Net investment income[1]	0.11	0.22	0.27	0.25	0.21	0.26
Net realized and unrealized gain (loss)	0.66	0.48	(0.18)	0.84	1.36	1.08

Total from investment operations	0.77	0.70	0.09	1.09	1.57	1.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.31)	(0.30)	(0.26)	(0.28)	(0.14)
Net asset value, end of period	$15.18	$14.67	$14.28	$14.49	$13.66	$12.37

Total Return, at Net Asset Value[2]	5.27%	4.96%	0.57%	8.02%	12.83%	12.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,694	$51,743	$52,226	$63,880	$69,601	$72,872
Average net assets (in thousands)	$51,682	$53,914	$59,085	$65,450	$72,332	$76,257
Ratios to average net assets:[3]
Net investment income	1.46%	1.53%	1.84%	1.78%	1.62%	2.18%
Expenses excluding specific expenses listed below	1.19%	1.19%	1.16%	1.15%	1.15%	1.16%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.19%	1.19%	1.16%	1.15%	1.15%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Portfolio turnover rate[6]	38%	68%	68%	98%	187%	110%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.19%
Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$350,839,414	$337,958,352
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund utilized $6,632,281 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,184,042 and straddle losses of $682 which were deferred. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$5,261,675

At period end, it is estimated that the capital loss carryforwards would be $287,896 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $6,158,503 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$226,603,169
Federal tax cost of other investments	9,464,751

Total federal tax cost	$236,067,920

Gross unrealized appreciation	$16,511,548
Gross unrealized depreciation	(2,163,310)

Net unrealized appreciation	$14,348,238

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

24    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,662,885	$—	$—	$7,662,885
Consumer Staples	6,765,957	—	—	6,765,957
Energy	4,768,100	—	—	4,768,100
Financials	13,630,001	—	—	13,630,001
Health Care	10,454,477	—	—	10,454,477
Industrials	8,259,766	—	—	8,259,766
Information Technology	16,973,175	—	—	16,973,175
Materials	2,872,986	—	—	2,872,986
Telecommunication Services	1,436,832	—	—	1,436,832
Utilities	2,540,590	—	—	2,540,590
Asset-Backed Securities	—	16,040,879	—	16,040,879
Mortgage-Backed Obligations	—	77,690,624	—	77,690,624
U.S. Government Obligation	—	553,294	—	553,294
Non-Convertible Corporate Bonds and Notes	—	65,743,471	—	65,743,471
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	80,732,376	160,028,268	—	240,760,644
Other Financial Instruments:
Centrally cleared swaps, at value	—	230,728	—	230,728
Futures contracts	185,047	—	—	185,047

Total Assets	$80,917,423	$160,258,996	$—	$241,176,419

Liabilities Table
Other Financial Instruments:
Futures contracts	$(8,388)	$—	$—	$(8,388)

Total Liabilities	$(8,388)	$—	$—	$(8,388)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$219,117	$(219,117)

Total Assets	$219,117	$(219,117)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government

26    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$113,307,103
Sold securities	62,361,133

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $33,077 of collateral to the counterparty for forward roll transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, a shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 44% of the Fund’s total outstanding shares at period end.

27    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

28        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $28,979,393 and $14,307,874 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $3,209,386 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or

29    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Credit contracts	Centrally cleared swaps, at value	$230,728
Interest rate contracts	Variation margin receivable	22,544	*	Variation margin payable	$39,719	*

Total		$253,272			$39,719

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$76,599	$76,599
Interest rate contracts	123,627	—	123,627

Total	$123,627	$76,599	$200,226

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$16,677	$16,677
Interest rate contracts	212,426	—	212,426

Total	$212,426	$16,677	$229,103

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	92,173	$1,409,292	180,594	$2,654,702
Dividends and/or distributions reinvested	217,048	3,346,883	289,075	4,214,715
Redeemed	(814,349)	(12,446,408)	(1,468,409)	(21,559,020)
Net decrease	(505,128)	$(7,690,233)	(998,740)	$(14,689,603)

30    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Service Shares
Sold	113,075	$1,709,872	707,970	$10,153,873
Dividends and/or distributions reinvested	58,365	889,490	80,196	1,155,621
Redeemed	(293,534)	(4,424,809)	(918,852)	(13,350,668)
Net decrease	(122,094)	$(1,825,447)	(130,686)	$(2,041,174)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$72,283,760	$85,927,893
U.S. government and government agency obligations	191,875	1,065,337
To Be Announced (TBA) mortgage-related securities	350,839,414	337,958,352

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

31    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$229,275
Service shares	68,764

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,663 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

32    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

DISTRIBUTION SOURCES

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Conservative Balanced Fund/VA	6/20/17	94.3%	5.7%	0.0%

34        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

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35        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Krishna Memani, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds® The Right Way to Invest

June 30, 2017
Oppenheimer
Capital Appreciation Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGER: Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	15.22%	20.25%	12.99%	5.89%
Service Shares	9/18/01	15.07	19.95	12.71	5.62
S&P 500 Index		9.34	17.90	14.63	7.18
Russell 1000 Growth Index		13.99	20.42	15.30	8.91

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	6.8%
Alphabet, Inc., Cl. C	6.5
Microsoft Corp.	5.6
Facebook, Inc., Cl. A	4.9
Amazon.com, Inc.	4.3
Mastercard, Inc., Cl. A	4.1
Comcast Corp., Cl. A	2.7
Celgene Corp.	2.2
Lowe’s Cos., Inc.	2.2
PayPal Holdings, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of common stocks.

2        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

During the reporting period, the Fund’s Non-Service shares generated a total return of 15.22%. In comparison, the Fund outperformed the Russell 1000 Growth Index (the “Index”), which returned 13.99% for the same period. The Fund’s outperformance stemmed largely from stronger relative stock selection in the information technology sector. Stock selection in the health care sector and the Fund’s lack of exposure to the telecommunication services sector also resulted in outperformance for the Fund versus the Index. Drags on performance included stock selection in the industrials sector, an overweight position in the energy sector, and an overweight position and stock selection in the utilities sector.

As a reminder, changes were made within the past year to the Fund’s portfolio management team. Effective October 5, 2016, Paul Larson became the Portfolio Manager of the Fund. Mr. Larson joined OppenheimerFunds in 2013 and has 20 years of investment experience. The Fund’s focus on domestic large-cap growth has not changed, but Mr. Larson and team have been implementing the same investment process employed by the Main Street strategies. The Main Street team employs a process that seeks to identify competitively advantaged companies with strong value creation potential and a compelling risk/reward profile. The deep and experienced investment team has a history of guiding portfolios through distinct market cycles using this disciplined approach.

MARKET OVERVIEW

Domestic equities posted solid gains over the six-month reporting period, continuing the strong upward move following the November 2016 election. While the gains were across market capitalizations, larger-cap companies generally saw better returns than smaller-cap companies, and growth-oriented companies generally outperformed value stocks.

The top performing sector of the Russell 1000 Growth Index during the reporting period was information technology, reflecting the preference for growth this period. Other strongly performing sectors included consumer discretionary (reflecting continued consumer confidence), health care (reversing weakness observed in late 2016), and materials (perhaps reflecting optimism about increasing industrial demand and infrastructure spending). On the other side of the coin, the weakest sector by far was energy, thanks to falling commodity prices. The telecommunication services sector also experienced weakness.

Revenues, earnings and cash flows for U.S. corporations continued to grow in the second quarter. However, on the political front, the Trump administration has had a slower than expected start. As a result, we have dialed back our probabilities for outcomes favorable to future corporate earnings such as lower tax rates and regulatory barriers.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that has the potential to outperform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included information technology stocks Apple, Alphabet and Microsoft.

3        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Amid its iPhone 7 product cycle, Apple reported a solid quarter and offered comforting guidance that suggests fears of mediocre product acceptance were unfounded. Despite three years of only modest iPhone feature upgrades, the market’s attention has rapidly shifted to the potential for a significant iPhone 8 cycle this Fall, with new screens, wireless charging, and so on. These more compelling features would come at the same time the growing installed base of iPhone users have held on to their existing phones for longer and longer, setting the stage for an acceleration in Apple’s business.

Alphabet (the holding company of Google) reported a solid set of results that fueled a rerating of the company. Alphabet continued to monetize its rich asset base steadily and thoughtfully. The company is a leader in online advertising, online video, location based services, cloud services, and has the largest mobile operating system in the world.

Microsoft is a uniquely positioned cloud provider with a large and loyal customer base, due to its ability to offer both on premise and cloud-based services with a common code base and higher value services including applications, security and management. The company has been delivering strong total returns with mid-single digit top line growth, improving gross margins and a disciplined approach to operating expenses, while maintaining its position as a strong steward of capital.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included AutoZone, Bristol-Myers Squibb and Nielsen Holdings.

During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales which came in below expectations. This further highlighted that the company may be running at a lower earnings per share growth rate in the near term (mid-single-digit to high-single-digit) versus double digit growth previously as comparisons are slower and some margin headwinds (some temporary, some not) weigh on earnings. The slowdown appears to be industry-wide as their key competitors have also experienced decelerations. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed as fears of share losses and price compression at the hands of Amazon have gotten extreme.

Regarding Bristol-Myers Squibb, early in the reporting period, the company reported it would not seek a fast track to FDA approval of a new lung cancer treatment. This came after the company reported in 2016 that first line lung cancer data for its cancer drug, Opdivo, failed to show a benefit over chemotherapy. Due to our reduced earnings expectations and price target we exited this position.

Nielsen reduced its 2016 outlook as its developed market business faces challenges, particularly in consulting services. Management stated that their consumer packaged goods (CPG) customers were cutting expenses and these services were unlikely to be renewed representing ~$150 million of lower margin revenue relative to the total company’s $6 billion. It is worth noting that over two-thirds of the company’s profitability comes from its Watch segment which remains a de facto monopoly; and while growth rates and restructuring will impact 2017 results, we believe the core business of data delivery to CPG and media companies may remain robust and that normalized growth could return in 2018.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. Although the exact forms and timing of changes that may take place as a result of the U.S. elections are still unclear, here are our base case expectations for what will happen in the year ahead:

●	Lower regulatory burdens, over and above the change already seen

●	Modestly lower U.S. corporate tax rates (resulting in fewer companies re-domiciling outside the U.S., and maybe some companies coming back)

●	Offsetting the lower tax rates, fewer specialized deductions

●	Greater fiscal stimulus, most notably defense and infrastructure spending

●	Rhetoric around protectionism in many forms, including higher import tariffs

●	Higher wages

4        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered. Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, deflation has been the bigger concern in recent years, but these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We remain laser-focused on the rise in “accounting shenanigans” and the expanding spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,152.20	$4.28
Service shares	1,000.00	1,150.70	5.61

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value

Common Stocks—99.2%

Consumer Discretionary—19.4%

Hotels, Restaurants & Leisure—2.6%

Cedar Fair LP1	162,797	$11,737,664

Starbucks Corp.	178,260	10,394,340

		22,132,004

Household Durables—2.2%

Newell Brands, Inc.	123,220	6,607,057

Whirlpool Corp.	64,820	12,420,808

		19,027,865

Internet & Catalog Retail—6.2%

Amazon.com, Inc.[2]	37,404	36,207,072

Priceline Group, Inc. (The)[2]	8,570	16,030,356

		52,237,428

Media—2.7%

Comcast Corp., Cl. A	594,802	23,149,694

Specialty Retail—5.7%

AutoNation, Inc.[2]	326,230	13,753,857

AutoZone, Inc.[2]	28,420	16,212,473

Lowe’s Cos., Inc.	235,950	18,293,204

		48,259,534

Consumer Staples—7.0%

Beverages—3.9%

Constellation Brands, Inc., Cl. A	63,410	12,284,419

Dr Pepper Snapple Group, Inc.	106,050	9,662,215

Molson Coors Brewing Co., Cl. B	128,220	11,070,515

		33,017,149

Food Products—1.7%

Kraft Heinz Co. (The)	100,130	8,575,133

Mondelez International, Inc., Cl. A	139,820	6,038,826

		14,613,959

Household Products—1.4%

HRG Group, Inc.[2]	133,900	2,371,369

Spectrum Brands Holdings, Inc.	76,590	9,576,814

		11,948,183

Energy—2.3%

Oil, Gas & Consumable Fuels—2.3%

Husky Energy, Inc.[2]	461,762	5,241,468

Magellan Midstream Partners LP1	200,540	14,292,486

		19,533,954

Financials—7.1%

Capital Markets—4.4%

BlackRock, Inc., Cl. A	10,770	4,549,356

Charles Schwab Corp. (The)	254,030	10,913,129

CME Group, Inc., Cl. A	71,750	8,985,970

Intercontinental Exchange, Inc.	195,630	12,895,929

		37,344,384

Diversified Financial Services—1.1%

Berkshire Hathaway, Inc., Cl. B2	52,470	8,886,844

Real Estate Investment Trusts (REITs)—1.6%

Crown Castle International Corp.	95,060	9,523,111

Mid-America Apartment Communities, Inc.	41,400	4,362,732

		13,885,843

Health Care—14.5%

Biotechnology—4.8%

Biogen, Inc.[2]	46,960	12,743,065

Celgene Corp.[2]	145,824	18,938,163

Gilead Sciences, Inc.	130,700	9,250,946

		40,932,174

Health Care Equipment & Supplies—3.8%

Danaher Corp.	100,400	8,472,756

Intuitive Surgical, Inc.[2]	11,330	10,597,742

Medtronic plc	94,470	8,384,213

	Shares	Value

Health Care Equipment & Supplies (Continued)

Stryker Corp.	35,930	$4,986,365

		32,441,076

Health Care Providers & Services—2.4%

Humana, Inc.	29,760	7,160,851

Laboratory Corp. of America Holdings[2]	82,600	12,731,964

		19,892,815

Health Care Technology—0.8%

Cerner Corp.[2]	101,610	6,754,017

Pharmaceuticals—2.7%

Allergan plc	59,790	14,534,351

Merck & Co., Inc.	91,340	5,853,981

Valeant Pharmaceuticals International, Inc.[2]	156,690	2,710,737

		23,099,069

Industrials—10.1%

Aerospace & Defense—1.1%

Spirit AeroSystems Holdings, Inc., Cl. A	156,980	9,095,421

Airlines—0.9%

Spirit Airlines, Inc.[2]	149,250	7,708,762

Commercial Services & Supplies—2.3%

Johnson Controls International plc	129,220	5,602,979

KAR Auction Services, Inc.	328,850	13,801,835

		19,404,814

Machinery—2.5%

Deere & Co.	43,340	5,356,391

Stanley Black & Decker, Inc.	33,910	4,772,154

Wabtec Corp.	121,350	11,103,525

		21,232,070

Professional Services—1.0%

Nielsen Holdings plc	215,350	8,325,431

Road & Rail—2.3%

Canadian National Railway Co.	94,830	7,685,972

Canadian Pacific Railway Ltd.	73,140	11,761,643

		19,447,615

Information Technology—36.1%

Internet Software & Services—11.4%

Alphabet, Inc., Cl. C2	60,430	54,914,554

Facebook, Inc., Cl. A2	276,850	41,798,813

		96,713,367

IT Services—6.1%

Mastercard, Inc., Cl. A	285,220	34,639,969

PayPal Holdings, Inc.[2]	309,050	16,586,713

		51,226,682

Semiconductors & Semiconductor Equipment—3.1%

Broadcom Ltd.	69,140	16,113,077

Texas Instruments, Inc.	128,700	9,900,891

		26,013,968

Software—8.7%

Activision Blizzard, Inc.	166,810	9,603,252

Microsoft Corp.	683,170	47,090,908

Oracle Corp.	287,620	14,421,267

Snap, Inc., Cl. A2	163,680	2,908,593

		74,024,020

Technology Hardware, Storage & Peripherals—6.8%

Apple, Inc.	399,990	57,606,560

Materials—1.3%

Chemicals—1.1%

Albemarle Corp.	39,920	4,213,157

Sherwin-Williams Co. (The)	13,780	4,836,229

		9,049,386

7        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Construction Materials—0.2%

Vulcan Materials Co.	15,150	$1,919,202

	Shares	Value

Utilities—1.4%

Gas Utilities—1.4%

AmeriGas Partners LP1	268,305	$12,119,337

Total Common Stocks (Cost $666,016,809)		841,042,627

Total Investments, at Value (Cost
$666,016,809)	99.2%	841,042,627

Net Other Assets (Liabilities)	0.8	6,969,916

Net Assets	100.0%	$848,012,543

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	31,306,028	80,040,882	111,346,910	—
				Income

Oppenheimer Institutional Government Money Market Fund, Cl. E				$33,136

See accompanying Notes to Financial Statements.

8        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value-unaffiliated companies—see accompanying statement of investments (cost $666,016,809)	$841,042,627

Cash	345,601

Receivables and other assets:
Investments sold	8,431,949
Dividends	725,927
Shares of beneficial interest sold	17,596
Other	89,156

Total assets	850,652,856

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,436,719
Trustees’ compensation	81,885
Distribution and service plan fees	65,053
Shareholder communications	34,414
Other	22,242

Total liabilities	2,640,313

Net Assets	$848,012,543

Composition of Net Assets
Par value of shares of beneficial interest	$16,843

Additional paid-in capital	635,106,796

Accumulated net investment loss	(525,040)

Accumulated net realized gain on investments and foreign currency transactions	38,397,325

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	175,016,619

Net Assets	$848,012,543

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $535,182,062 and 10,577,323 shares of beneficial interest outstanding)	$50.60

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $312,830,481 and 6,265,861 shares of beneficial interest outstanding)	$49.93

See accompanying Notes to Financial Statements.

9        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $17,895)	$4,603,212
Affiliated companies	33,136

Total investment income	4,636,348

Expenses
Management fees	2,938,490

Distribution and service plan fees – Service shares	389,384

Transfer and shareholder servicing agent fees:
Non-Service shares	264,578
Service shares	155,754

Shareholder communications:
Non-Service shares	26,415
Service shares	15,551

Trustees’ compensation	14,805

Borrowing Fees	7,537

Custodian fees and expenses	3,897

Other	41,742

Total expenses	3,858,153
Less reduction to custodian expenses	(828)
Less waivers and reimbursements of expenses	(97,747)

Net expenses	3,759,578

Net Investment Income	876,770

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	38,826,537
Foreign currency transactions	(5,220)

Net realized gain	38,821,317

Net change in unrealized appreciation/depreciation on:
Investment transactions	78,928,570
Translation of assets and liabilities denominated in foreign currencies	14,004

Net change in unrealized appreciation/depreciation	78,942,574

Net Increase in Net Assets Resulting from Operations	$118,640,661

See accompanying Notes to Financial Statements.

10        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$876,770	$1,293,960

Net realized gain	38,821,317	85,112,682

Net change in unrealized appreciation/depreciation	78,942,574	(108,416,699)

Net increase (decrease) in net assets resulting from operations	118,640,661	(22,010,057)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,271,514)	(2,123,971)
Service shares	(28,819)	(318,481)

	(1,300,333)	(2,442,452)

Distributions from net realized gain:
Non-Service shares	(48,408,998)	(53,815,550)
Service shares	(28,679,944)	(29,108,236)

	(77,088,942)	(82,923,786)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	8,240,702	6,630,751
Service shares	2,538,675	15,475,883

	10,779,377	22,106,634

Net Assets
Total increase (decrease)	51,030,763	(85,269,661)

Beginning of period	796,981,780	882,251,441

End of period (including accumulated net investment loss of $525,040 and $101,477, respectively)	$848,012,543	$796,981,780

See accompanying Notes to Financial Statements.

11        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$48.36	$55.49	$64.87	$57.88	$45.06	$39.75

Income (loss) from investment operations:
Net investment income[1]	0.08	0.12	0.22	0.09	0.23	0.42
Net realized and unrealized gain (loss)	7.30	(1.57)	2.25	8.64	13.09	5.18

Total from investment operations	7.38	(1.45)	2.47	8.73	13.32	5.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.22)	(0.06)	(0.27)	(0.50)	(0.29)
Distributions from net realized gain	(5.01)	(5.46)	(11.79)	(1.47)	0.00	0.00

Total dividends and/or distributions to shareholders	(5.14)	(5.68)	(11.85)	(1.74)	(0.50)	(0.29)

Net asset value, end of period	$50.60	$48.36	$55.49	$64.87	$57.88	$45.06

Total Return, at Net Asset Value[2]	15.22%	(2.20)%	3.54%	15.41%	29.74%	14.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$535,182	$501,756	$564,514	$616,862	$626,907	$573,684

Average net assets (in thousands)	$533,860	$514,525	$601,110	$614,272	$595,912	$600,121

Ratios to average net assets[3]
Net investment income	0.30%	0.25%	0.36%	0.15%	0.44%	0.95%
Expenses excluding specific expenses listed below	0.82%	0.83%	0.81%	0.80%	0.81%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.82%	0.83%	0.81%	0.80%	0.81%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%[6]	0.80%	0.80%

Portfolio turnover rate	15%	114%	60%	61%	77%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.82%
Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$47.73	$54.80	$64.30	$57.37	$44.66	$39.40

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.00[2]	0.07	(0.06)	0.10	0.31
Net realized and unrealized gain (loss)	7.21	(1.55)	2.22	8.57	12.98	5.12

Total from investment operations	7.22	(1.55)	2.29	8.51	13.08	5.43

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.06)	0.00	(0.11)	(0.37)	(0.17)
Distributions from net realized gain	(5.01)	(5.46)	(11.79)	(1.47)	0.00	0.00

Total dividends and/or distributions to shareholders	(5.02)	(5.52)	(11.79)	(1.58)	(0.37)	(0.17)

Net asset value, end of period	$49.93	$47.73	$54.80	$64.30	$57.37	$44.66

Total Return, at Net Asset Value[3]	15.07%	(2.43)%	3.27%	15.13%	29.43%	13.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312,831	$295,226	$317,737	$337,318	$364,214	$366,664

Average net assets (in thousands)	$314,276	$287,933	$332,468	$343,254	$367,615	$382,196

Ratios to average net assets:[4]
Net investment income (loss)	0.05%	0.00%[5]	0.12%	(0.10)%	0.20%	0.71%
Expenses excluding specific expenses listed below	1.07%	1.08%	1.06%	1.05%	1.06%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.07%	1.08%	1.06%	1.05%	1.06%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%[7]	1.05%	1.05%

Portfolio turnover rate	15%	114%	60%	61%	77%	28%

1.  Per share amounts calculated based on the average shares outstanding during the period.

2.  Less than $0.005 per share.

3.  Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.  Annualized for periods less than one full year.

5.  Less than 0.005%.

6.  Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.07%
Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%

7.  Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

14        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforward. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$666,206,708

Gross unrealized appreciation	$186,990,108
Gross unrealized depreciation	(12,163,388)

Net unrealized appreciation	$174,826,720

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation

15        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$164,806,525	$—	$—	$164,806,525
Consumer Staples	59,579,291	—	—	59,579,291
Energy	19,533,954	—	—	19,533,954
Financials	60,117,071	—	—	60,117,071
Health Care	123,119,151	—	—	123,119,151
Industrials	85,214,113	—	—	85,214,113
Information Technology	305,584,597	—	—	305,584,597
Materials	10,968,588	—	—	10,968,588
Utilities	12,119,337	—	—	12,119,337

Total Assets	$841,042,627	$—	$—	$841,042,627

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated

16        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

4. Investments and Risks (Continued)

Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 51% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

17        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	257,402	$13,290,824	575,681	$28,663,769
Dividends and/or distributions reinvested	978,541	49,680,512	1,203,259	55,939,521
Redeemed	(1,034,090)	(54,730,634)	(1,577,136)	(77,972,539)

Net increase	201,853	$8,240,702	201,804	$6,630,751

Service Shares
Sold	98,089	$4,901,413	1,273,302	$61,113,815
Dividends and/or distributions reinvested	573,029	28,708,763	640,546	29,426,717
Redeemed	(591,000)	(31,071,501)	(1,525,798)	(75,064,649)

Net increase	80,118	$2,538,675	388,050	$15,475,883

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$127,189,124	$173,991,275

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

18        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$57,591
Service shares	33,915

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,241 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Appreciation Fund/VA	6/20/17	4.1%	25.8%	70.1%

21        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

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23        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Paul Larson, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
Total Return Bond Fund/VA*	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

*Prior to 4/28/17, the Fund’s name was Oppenheimer Core Bond Fund/VA.

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 06/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	2.98%	1.27%	3.87%	0.55%
Service Shares	5/1/02	2.76	1.02	3.62	0.30
Bloomberg Barclays Credit Index		3.68	1.84	3.68	5.61
Bloomberg Barclays U.S. Aggregate Bond Index		2.27	-0.31	2.21	4.48
Citigroup Broad Investment Grade Bond Index		2.34	-0.28	2.22	4.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	28.8%
Non-Agency	10.9
Non-Convertible Corporate Bonds and Notes	33.4
Short-Term Notes	15.8
Asset-Backed Securities	8.8
U.S. Government Obligations	0.8
Investment Company
Oppenheimer Institutional Government Money Market Fund	0.8
Certificates of Deposit	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017 and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	6.6%
Capital Markets	3.2
Oil, Gas & Consumable Fuels	3.2
Electric Utilities	2.6
Automobiles	2.1
Food Products	1.9
Diversified Telecommunication Services	1.8
Media	1.7
Insurance	1.6
Chemicals	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets.

2        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Performance Discussion

MARKET OVERVIEW

During the reporting period, markets continued their general risk-on mode started by the surprise election of Donald Trump in November 2016, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. U.S. GDP growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators were among its highest levels in the current expansion. While consumption growth has slowed modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth.

As its dual mandates of full employment and price stability were approached, the Federal Reserve Bank (the “Fed”) continued to reduce monetary accommodation and normalized rates. The Fed hiked interest rates 0.25% in March and June, and also signaled the potential for balance sheet normalization later this year, possibly in September, along with another hike in December. This was largely in line with market expectations and the reaction has been orderly to date.

As mentioned above, market performance continued to be positive for most risk assets during the six-month reporting period, with equities performing positively. Early in the reporting period, U.S. Treasury rates marched higher as the 10-year Treasury rate increased 19 basis points (bps) to 2.63% before falling quickly through the end of the period to 2.31%. This ultimately contributed to U.S. Treasuries generating a positive total return. For the reporting period, credit sectors of the investment-grade fixed-income market posted positive absolute performance and also outperformed U.S. Treasuries.

FUND REVIEW

Against this backdrop, the Fund’s Non-Service shares produced a return of 2.98% during the reporting period. In comparison, the Fund’s benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the Bloomberg Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, returned 2.27%, 3.68%, and 2.34%, respectively. The Fund’s outperformance versus the Index this reporting period stemmed from its exposure to investment grade corporate bonds, where security selection and an overweight position benefited.

In addition, the Fund’s exposure to mortgage-backed securities (“MBS”) contributed positively to performance. The Fund had its largest exposure to government agency MBS and a smaller allocation to non-agency MBS. Non-agency MBS, which is an out-of-benchmark position, was the stronger relative performer versus the Index this period. Non-agency MBS benefited from solid fundamentals and a strong environment this reporting period. Agency MBS also contributed positively to performance, due to security selection. An overweight position relative to the Index detracted slightly from performance, but not enough to offset the outperformance.

The Fund’s exposure to high yield credit also benefited the Fund during the reporting period.

STRATEGY & OUTLOOK

As a reminder, effective April 28, 2017, the Fund was renamed Oppenheimer Total Return Bond Fund/VA. The new name better aligns with the team’s underlying investment strategy. Over its tenure of managing the Fund, the Investment Grade Debt Team has generally maintained a portfolio posture deviating to a non-trivial extent from that of typical core bond funds as well as the Bloomberg Barclays U.S. Aggregate Bond Index – namely by: strategically underweighting U.S Treasuries, favoring diversified sources of corporate and structured credit, and allocating to out-of-benchmark sectors like BB-rated corporate bonds and non-agency MBS.

At period end, we believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption later in the year. Likewise, we think the Fed may hike one more time and could begin a well-telegraphed tapering of its pay down and maturity reinvestment program later in 2017.

We remain neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium consistent with a relatively sanguine economic outlook. Given the spread-widening that took place earlier in the quarter and the slowdown in interest rate volatility, we have increased the Fund’s exposure to agency MBS, targeting less rate-sensitive areas of the market, and are currently overweight relative to the Index.

3        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Demand for credit-related securities continues to be very strong. While corporate fundamentals appear stable, we do believe we currently reside in the fourth quarter of the credit cycle and that credit spreads do appear tight. As a result, we remain cautiously engaged in investment-grade corporate credit, with the Fund also including a modest exposure to typically high Sharpe Ratio BB-rated corporates.

Within structured products, we continue to avoid student loan and more esoteric asset-backed securities (“ABS”). We continue to favor auto and to some extent credit card ABS given their attractive fundamentals, carry and solid structures. We continue to have a smaller overweight to CMBS and remain up-in-structure as the issues within the retail sector give us pause.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,029.80	$3.78
Service shares	1,000.00	1,027.60	5.04

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Principal Amount	Value
Asset-Backed Securities—11.9%
Auto Loan—7.1%
American Credit Acceptance Receivables Trust:
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	$3,808	$3,809
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	181,773	182,152
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	180,000	181,346
Series 2015-3,Cl. C, 4.84%, 10/12/21[1]	145,000	149,094
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	125,000	128,851
Series 2016-4,Cl. B, 2.11%, 2/12/21[1]	65,000	64,963
AmeriCredit Automobile Receivables Trust:
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	346,124
Series 2013-4,Cl. D, 3.31%, 10/8/19	50,000	50,508
Series 2017-2,Cl. A1, 1.20%, 5/18/18	188,214	188,212
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	302,503
Capital Auto Receivables Asset Trust, Series 2014-1, Cl. D, 3.39%, 7/22/19	115,000	116,273
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/211	54,347	54,347
CarMax Auto Owner Trust:
Series 2013-2,Cl. D, 2.06%, 11/15/19	45,000	45,005
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,582
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	297,767
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	185,763
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	114,091
Series 2016-4,Cl. D, 2.91%, 4/17/23	260,000	257,279
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	231,474
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	8,761	8,759
Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	160,000	160,459
Drive Auto Receivables Trust:
Series 2016-BA,Cl. C, 3.19%, 7/15/22[1]	160,000	161,783
Series 2016-CA,Cl. C, 3.02%, 11/15/21[1]	140,000	140,672
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	163,482
Series 2017-1,Cl. A1, 1.35%, 7/16/18	170,000	170,003
Series 2017-1,Cl. B, 2.36%, 3/15/21	155,000	154,980
Series 2017-AA,Cl. C, 2.98%, 1/18/22[1]	75,000	75,584
Series 2017-AA,Cl. D, 4.16%, 5/15/24[1]	210,000	213,667
Series 2017-BA,Cl. A1, 1.20%, 4/16/18[1]	108,449	108,449
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	216,481
DT Auto Owner Trust:
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	461,708	465,402
Series 2015-2A,Cl. D, 4.25%, 2/15/22[1]	40,000	40,856
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	264,682	265,273
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	75,000	77,602
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	125,351
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	150,000	152,687
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	145,000	146,038
Exeter Automobile Receivables Trust:
Series 2013-2A,Cl. D, 6.81%, 8/17/20[1]	340,000	348,435
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	155,000	155,989
First Investors Auto Owner Trust, Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	139,205	139,275
Flagship Credit Auto Trust:
Series 2014-1,Cl. D, 4.83%, 6/15/20[1]	20,000	20,449
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	21,669	21,671
Series 2015-3,Cl. D, 7.12%, 11/15/22[1]	245,000	257,971
Series 2016-1,Cl. C, 6.22%, 6/15/22[1]	345,000	369,297
GM Financial Automobile Leasing Trust, Series 2017-1, Cl. A1, 1%, 3/20/18	276,427	276,431
GM Financial Consumer Automobile, Series 2017-1A, Cl. A1, 1.10%, 4/16/18[1]	154,009	154,011
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1,Cl. D, 4.516%, 9/27/21[1,2]	75,000	75,129
Series 2017-1,Cl. C, 3.439%, 6/27/22[1,2]	60,000	60,030
Series 2017-1,Cl. D, 4.789%, 6/27/22[1,2]	70,000	70,035
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	230,000	229,791

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust:
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	$360,000	$ 362,661
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	273,345
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	121,750
Series 2017-1,Cl. A1, 0.95%, 3/15/18	52,962	52,952
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	159,855
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	180,000	182,580
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	70,079
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	98,284	98,336
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	160,204
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	101,198	101,371

		9,609,318
Credit Card—4.0%
Cabela’s Credit Card Master Note Trust:
Series 2013-2A,Cl. A2, 1.809%, 8/16/21[1,2]	100,000	100,537
Series 2016-1,Cl. A1, 1.78%, 6/15/22	320,000	319,631
Series 2016-1,Cl. A2, 2.009%, 6/15/22[2]	560,000	565,949
Capital One Multi-Asset Execution Trust:
Series 2016-A1,Cl. A1, 1.609%, 2/15/22[2]	385,000	387,389
Series 2016-A3,Cl. A3, 1.34%, 4/15/22	485,000	481,504
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.529%, 4/15/21[2]	240,000	240,977
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	545,000	549,654
Discover Card Execution Note Trust:
Series 2012-A6,Cl. A6, 1.67%, 1/18/22	275,000	274,745
Series 2016-A1,Cl. A1, 1.64%, 7/15/21	615,000	615,067
Series 2016-A4,Cl. A4, 1.39%, 3/15/22	620,000	615,068
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.659%, 11/16/20[1,2]	455,000	456,763
World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	145,000	145,809
Series 2016-B,Cl. A, 1.44%, 6/15/22	360,000	359,012
Series 2017-A,Cl. A, 2.12%, 3/15/24	405,000	404,675

		5,516,780
Equipment—0.4%
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	230,000	229,540
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	34,918	34,566
John Deere Owner Trust, Series 2017-A, Cl. A1, 0.88%, 3/15/18	181,941	181,796
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	74,566	73,359

		519,261
Home Equity Loan—0.2%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.446%, 4/25/36[2]	280,157	280,029
Loans: Other—0.2%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	243,749	239,360

Total Asset-Backed Securities (Cost $16,143,398)		16,164,748
Mortgage-Backed Obligations—53.5%
Government Agency—38.8%
FHLMC/FNMA/FHLB/Sponsored—37.2%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	4,157	4,556
5.50%, 9/1/39	314,161	347,378
6.00%, 5/1/18-10/1/29	436,104	492,943
6.50%, 4/1/18-4/1/34	124,818	138,569

6        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
7.00%, 10/1/31-10/1/37	$118,886	$132,774
9.00%, 8/1/22-5/1/25	7,862	8,465
Federal Home Loan Mortgage Corp. Non Gold
Pool, 10.50%, 10/1/20	649	658
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 51.046%, 9/1/29[3]	5,378	1,184
Series 206,Cl. IO, 0.00%, 12/15/29[3,4]	93,226	25,836
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	63,365	11,378
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	317,018	318,803
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[5]	30,757	28,639
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	2,061	2,211
Series 1674,Cl. Z, 6.75%, 2/15/24	8,845	9,672
Series 2034,Cl. Z, 6.50%, 2/15/28	1,651	1,831
Series 2042,Cl. N, 6.50%, 3/15/28	3,613	4,007
Series 2043,Cl. ZP, 6.50%, 4/15/28	202,170	224,312
Series 2046,Cl. G, 6.50%, 4/15/28	8,613	9,653
Series 2053,Cl. Z, 6.50%, 4/15/28	1,834	2,042
Series 2066,Cl. Z, 6.50%, 6/15/28	189,470	210,026
Series 2195,Cl. LH, 6.50%, 10/15/29	154,640	174,328
Series 2220,Cl. PD, 8.00%, 3/15/30	1,053	1,246
Series 2326,Cl. ZP, 6.50%, 6/15/31	47,038	52,325
Series 2461,Cl. PZ, 6.50%, 6/15/32	176,922	206,911
Series 2470,Cl. LF, 2.159%, 2/15/32[2]	1,415	1,449
Series 2564,Cl. MP, 5.00%, 2/15/18	14,337	14,428
Series 2585,Cl. HJ, 4.50%, 3/15/18	7,171	7,335
Series 2635,Cl. AG, 3.50%, 5/15/32	27,305	28,146
Series 2707,Cl. QE, 4.50%, 11/15/18	5,580	5,650
Series 2770,Cl. TW, 4.50%, 3/15/19	3,657	3,754
Series 3010,Cl. WB, 4.50%, 7/15/20	11,013	11,280
Series 3025,Cl. SJ, 20.501%, 8/15/35[2]	14,837	21,945
Series 3030,Cl. FL, 1.559%, 9/15/35[2]	2,364	2,372
Series 3645,Cl. EH, 3.00%, 12/15/20	33,594	33,916
Series 3741,Cl. PA, 2.15%, 2/15/35	104,924	105,110
Series 3815,Cl. BD, 3.00%, 10/15/20	1,499	1,507
Series 3822,Cl. JA, 5.00%, 6/15/40	3,936	4,087
Series 3840,Cl. CA, 2.00%, 9/15/18	1,126	1,126
Series 3848,Cl. WL, 4.00%, 4/15/40	21,244	21,928
Series 3857,Cl. GL, 3.00%, 5/15/40	4,632	4,734
Series 4221,Cl. HJ, 1.50%, 7/15/23	83,742	83,339
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	1,210	185
Series 2079,Cl. S, 99.999%, 7/17/28[3]	2,150	329
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	75,938	13,148
Series 2526,Cl. SE, 66.562%, 6/15/29[3]	2,588	492
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	137,325	19,301
Series 2920,Cl. S, 38.016%, 1/15/35[3]	525,223	90,205
Series 2922,Cl. SE, 23.066%, 2/15/35[3]	64,509	12,477
Series 2981,Cl. AS, 8.083%, 5/15/35[3]	84,452	12,973
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	24,311	2,886
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	12,081	2,173
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	10,425	1,085
Series 3450,Cl. BI, 17.789%, 5/15/38[3]	322,603	51,905
Series 3606,Cl. SN, 21.03%, 12/15/39[3]	88,817	14,577
Federal National Mortgage Assn.:
3.00%, 7/1/32[6]	4,985,000	5,115,856
3.50%, 8/1/47[6]	11,080,000	11,357,532
3.50%, 7/1/32[6]	2,185,000	2,273,338
4.00%, 8/1/47[6]	14,545,000	15,261,739
4.50%, 8/1/47[6]	8,190,000	8,774,171
5.00%, 8/1/47[6]	1,830,000	1,997,269

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	$4,617	$4,745
5.50%, 2/1/35-5/1/36	131,107	146,931
6.50%, 8/1/17-1/1/34	8,743	9,986
7.00%, 11/1/17-12/1/32	18,134	21,173
7.50%, 1/1/33	3,800	4,500
8.50%, 7/1/32	9,678	10,461
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[3]	1,777	278
Series 222,Cl. 2, 99.999%, 6/25/23[3]	195,821	27,233
Series 252,Cl. 2, 0.00%, 11/25/23[3,4]	183,590	29,196
Series 294,Cl. 2, 99.999%, 2/25/28[3]	23,954	5,709
Series 301,Cl. 2, 9.632%, 4/25/29[3]	1,949	462
Series 303,Cl. IO, 41.226%, 11/25/29[3]	41,994	10,548
Series 320,Cl. 2, 41.201%, 4/25/32[3]	164,776	45,738
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	409,466	91,169
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	4,293	979
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	5,992	1,137
Series 331,Cl. 9, 26.865%, 2/25/33[3]	136,935	28,713
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	9,896	2,199
Series 334,Cl. 17, 24.704%, 2/25/33[3]	86,134	17,330
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	136,959	34,525
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	290,593	57,501
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	146,351	33,328
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	35,748	7,328
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	102,937	20,701
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	45,503	9,181
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	78,456	15,846
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	56,145	11,209
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	27,410	6,076
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	108,740	22,167
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	5,691	1,188
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	119,989	22,829
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	154,877	31,525
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-
Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	136,962	147,975
Series 1998-58,Cl. PC, 6.50%, 10/25/28	111,827	125,476
Series 1998-61,Cl. PL, 6.00%, 11/25/28	56,585	63,246
Series 1999-54,Cl. LH, 6.50%, 11/25/29	89,893	100,852
Series 2001-51,Cl. OD, 6.50%, 10/25/31	6,360	6,949
Series 2001-74,Cl. QE, 6.00%, 12/25/31	134,694	152,046
Series 2003-100,Cl. PA, 5.00%, 10/25/18	42,555	43,062
Series 2003-28,Cl. KG, 5.50%, 4/25/23	408,889	441,328
Series 2003-84,Cl. GE, 4.50%, 9/25/18	2,027	2,050
Series 2004-25,Cl. PC, 5.50%, 1/25/34	2,477	2,532
Series 2005-73,Cl. DF, 1.466%, 8/25/35[2]	5,466	5,489
Series 2006-11,Cl. PS, 20.108%, 3/25/36[2]	77,222	111,876
Series 2006-46,Cl. SW, 19.74%, 6/25/36[2]	53,906	77,980
Series 2006-50,Cl. KS, 19.741%, 6/25/36[2]	73,147	104,751
Series 2008-75,Cl. DB, 4.50%, 9/25/23	15,466	15,644
Series 2009-113,Cl. DB, 3.00%, 12/25/20	50,537	50,889
Series 2009-36,Cl. FA, 2.156%, 6/25/37[2]	47,262	48,278
Series 2009-70,Cl. TL, 4.00%, 8/25/19	18,101	18,215
Series 2010-43,Cl. KG, 3.00%, 1/25/21	17,934	18,103
Series 2011-3,Cl. EL, 3.00%, 5/25/20	84,228	84,766
Series 2011-38,Cl. AH, 2.75%, 5/25/20	1,257	1,261
Series 2011-82,Cl. AD, 4.00%, 8/25/26	35,938	36,431
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 18.073%, 11/18/31[3]	5,474	1,076

7                OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2001-63,Cl. SD, 50.067%, 12/18/31[3]	$1,835	$358
Series 2001-65,Cl. S, 30.007%, 11/25/31[3]	137,332	27,125
Series 2001-68,Cl. SC, 42.281%, 11/25/31[3]	1,274	251
Series 2001-81,Cl. S, 25.878%, 1/25/32[3]	38,986	7,531
Series 2002-28,Cl. SA, 28.437%, 4/25/32[3]	1,192	225
Series 2002-38,Cl. SO, 65.916%, 4/25/32[3]	3,658	655
Series 2002-39,Cl. SD, 52.006%, 3/18/32[3]	2,419	500
Series 2002-47,Cl. NS, 30.474%, 4/25/32[3]	118,633	27,583
Series 2002-48,Cl. S, 35.906%, 7/25/32[3]	1,969	395
Series 2002-51,Cl. S, 28.957%, 8/25/32[3]	108,905	21,259
Series 2002-52,Cl. SD, 74.696%, 9/25/32[3]	170,238	32,661
Series 2002-52,Cl. SL, 29.349%, 9/25/32[3]	1,232	241
Series 2002-53,Cl. SK, 73.497%, 4/25/32[3]	8,428	1,782
Series 2002-56,Cl. SN, 34.105%, 7/25/32[3]	2,685	538
Series 2002-60,Cl. SM, 18.508%, 8/25/32[3]	17,138	2,881
Series 2002-7,Cl. SK, 21.485%, 1/25/32[3]	7,813	1,497
Series 2002-77,Cl. BS, 21.175%, 12/18/32[3]	11,156	2,469
Series 2002-77,Cl. IS, 49.61%, 12/18/32[3]	6,232	1,310
Series 2002-77,Cl. SH, 32.864%, 12/18/32[3]	54,885	10,875
Series 2002-84,Cl. SA, 28.333%, 12/25/32[3]	131,460	27,103
Series 2002-9,Cl. MS, 25.80%, 3/25/32[3]	2,022	405
Series 2002-90,Cl. SN, 18.865%, 8/25/32[3]	8,817	1,482
Series 2002-90,Cl. SY, 25.236%, 9/25/32[3]	6,579	1,202
Series 2003-26,Cl. DI, 51.435%, 4/25/33[3]	6,125	1,441
Series 2003-33,Cl. SP, 31.972%, 5/25/33[3]	135,857	31,631
Series 2003-4,Cl. S, 21.581%, 2/25/33[3]	82,847	17,974
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	119,335	19,471
Series 2005-12,Cl. SC, 38.287%, 3/25/35[3]	29,814	4,795
Series 2005-14,Cl. SE, 45.101%, 3/25/35[3]	89,505	13,951
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	269,340	41,520
Series 2005-40,Cl. SB, 78.194%, 5/25/35[3]	12,036	1,706
Series 2005-52,Cl. JH, 41.909%, 5/25/35[3]	70,755	10,590
Series 2005-93,Cl. SI, 9.883%, 10/25/35[3]	192,912	29,468
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	11,829	1,399
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	4,837	210
Series 2011-96,Cl. SA, 12.076%, 10/25/41[3]	68,869	12,191

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2012-134,Cl. SA, 7.528%, 12/25/42[3]	$170,318	$35,404
Series 2012-40,Cl. PI, 5.975%, 4/25/41[3]	128,070	19,347
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[5]	62,075	57,952

		50,625,038
GNMA/Guaranteed—1.6%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	5,787	6,133
8.50%, 8/15/17-12/15/17	5	5
Government National Mortgage Assn. II Pool, 4%, 8/1/47[6]	1,940,000	2,038,515
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[3]	192,149	26,339
Series 2007-17,Cl. AI, 59.382%, 4/16/37[3]	67,502	12,498
Series 2011-52,Cl. HS, 29.762%, 4/16/41[3]	447,192	69,427

		2,152,917
Non-Agency—14.7%
Commercial—7.6%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,179,027	619
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	85,109	85,475
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[3,4,7]	270,654	7,591
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[2]	150,000	154,507
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	140,000	146,063
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.257%, 1/25/36[2]	111,865	107,475
Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0%, 5/18/32[3,4]	653,277	25
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	247,305
Series 2013-CR7,Cl. D, 4.471%, 3/10/46[1,2]	390,000	307,045
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	750,348
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	180,379
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	497,148
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	289,878
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 27.861%, 12/10/45[3]	2,453,894	149,226
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	175,161	142,549
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	142,627

8        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	$107,124	$105,570
Series 2005-FA8,Cl. 1A6, 1.866%, 11/25/35[2]	142,604	103,813
FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.93%, 4/25/44[1,2]	55,000	55,894
Series 2013-K25,Cl. C, 3.744%, 11/25/45[1,2]	90,000	90,585
Series 2013-K26,Cl. C, 3.722%, 12/25/45[1,2]	60,000	59,905
Series 2013-K27,Cl. C, 3.617%, 1/25/46[1,2]	95,000	94,309
Series 2013-K28,Cl. C, 3.609%, 6/25/46[1,2]	285,000	282,659
Series 2013-K502,Cl. C, 2.967%, 3/25/45[1,2]	175,000	174,801
Series 2013-K712,Cl. C, 3.48%, 5/25/45[1,2]	75,000	75,385
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	115,000	115,801
Series 2014-K715,Cl. C, 4.267%, 2/25/46[1,2]	50,000	51,152
GS Mortgage Securities Trust, Series 2013- GC16, Cl. AS, 4.649%, 11/10/46	45,000	49,002
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	298,823	285,461
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	321,447
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	323,681
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,507
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	230,429
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.406%, 7/25/35[2]	87,569	88,009
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.324%, 7/26/36[1,2]	281,802	267,747
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[2]	245,000	253,030
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	490,000	513,687
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	255,000	262,639
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	230,000	230,712
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[3,4]	106,280	3
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	39,564	30,802
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	229,984
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	616,044
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	375,000	367,516
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1B, 2.708%, 11/26/36[1,2]	444,208	400,450
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.50%, 6/26/46[1,2]	164,433	164,564
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.993%, 7/26/45[1,2]	17,753	18,162
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[2]	240,000	251,536

	Principal Amount	Value
Commercial (Continued)
Wells Fargo Commercial Mortgage Trust: (Continued)
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	$355,000	$373,390
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.985%, 6/15/45[1,2]	120,000	99,974
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	154,380
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	138,141
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	145,000	154,890

		10,284,321
Residential—7.1%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	103,052	95,730
Series 2007-C,Cl. 1A4, 3.171%, 5/20/36[2]	48,571	44,428
Series 2014-R7,Cl. 3A1, 3.107%, 3/26/36[1,2]	165,724	165,834
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	71,962	66,109
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%, 3/25/35[2]	145,616	147,310
Series 2005-9,Cl. A1, 2.83%, 10/25/35[2]	150,523	148,160
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	195,969	195,883
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	15,184	15,160
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	90,281	83,261
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	12,143	12,200
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.21%, 10/25/35[2]	449,078	449,714
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.166%, 5/25/24[2]	167,777	168,512
Series 2014-C02,Cl. 2M1, 2.166%, 5/25/24[2]	44,891	44,975
Series 2014-C03,Cl. 1M1, 2.416%, 7/25/24[2]	156,996	157,258
Series 2014-C03,Cl. 2M1, 2.416%, 7/25/24[2]	57,571	57,679
Series 2015-C03,Cl. 2M1, 2.716%, 7/25/25[2]	5,135	5,141
Series 2016-C03,Cl. 1M1, 3.216%, 10/25/28[2]	28,861	29,399
Series 2016-C05,Cl. 2M1, 2.566%, 1/25/29[2]	75,072	75,697
Series 2016-C07,Cl. 2M1, 2.516%, 4/25/29[2]	224,223	225,853
Series 2016-C07,Cl. 2M2, 5.566%, 4/25/29[2]	130,000	142,837
Series 2017-C01,Cl. 1M2, 4.766%, 7/25/29[2]	350,000	370,057
Series 2017-C02,Cl. 2M1, 2.366%, 9/25/29[2]	314,190	317,062
Series 2017-C02,Cl. 2M2, 4.866%, 9/25/29[2]	330,000	350,558
Series 2017-C03,Cl. 1M1, 2.166%, 10/25/29[2]	145,058	145,803
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.525%, 7/25/35[2]	83,450	83,937
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.526%, 7/25/35[2]	39,413	39,110
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.316%, 8/25/362	48,695	24,431
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	781	690

9        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
RALI Trust: (Continued)
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	$9,801	$8,810
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.616%, 7/25/23[2]	146,990	148,799
Series 2014-HQ2,Cl. M2, 3.416%, 9/25/24[2]	335,000	344,254
Series 2015-HQA2,Cl. M2, 4.016%, 5/25/28[2]	82,642	85,585
Series 2016-DNA1,Cl. M2, 4.116%, 7/25/28[2]	100,000	104,132
Series 2016-DNA2,Cl. M1, 2.466%, 10/25/28[2]	340,919	341,858
Series 2016-DNA3,Cl. M1, 2.316%, 12/25/28[2]	215,816	216,562
Series 2016-DNA4,Cl. M1, 2.016%, 3/25/29[2]	156,135	156,472
Series 2016-DNA4,Cl. M3, 5.016%, 3/25/29[2]	325,000	352,394
Series 2016-HQA2,Cl. M1, 2.416%, 11/25/28[2]	143,372	143,803
Series 2016-HQA3,Cl. M1, 2.016%, 3/25/29[2]	615,364	616,828
Series 2016-HQA3,Cl. M3, 5.066%, 3/25/29[2]	310,000	335,986
Series 2016-HQA4,Cl. M1, 2.016%, 4/25/29[2]	365,201	365,820
Series 2016-HQA4,Cl. M3, 5.116%, 4/25/29[2]	320,000	348,654
Series 2017-DNA1,Cl. M2, 4.466%, 7/25/29[2]	330,000	344,692
Series 2017-HQA1,Cl. M1, 2.416%, 8/25/29[2]	253,423	256,321
Series 2017-HQA1,Cl. M2, 4.766%, 8/25/29[2]	350,000	370,435
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.838%, 10/25/33[2]	96,743	99,131
Series 2005-AR14,Cl. 1A4, 2.835%, 12/25/35[2]	190,800	185,833
Series 2005-AR16,Cl. 1A1, 2.88%, 12/25/35[2]	82,621	80,361
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 3.377%, 5/25/35[2]	30,199	30,312
Series 2005-AR15,Cl. 1A2, 2.98%, 9/25/35[2]	98,403	95,834
Series 2005-AR15,Cl. 1A6, 2.98%, 9/25/35[2]	38,541	36,941
Series 2005-AR4,Cl. 2A2, 3.315%, 4/25/35[2]	227,342	228,600
Series 2006-AR10,Cl. 1A1, 3.246%, 7/25/36[2]	65,010	63,097
Series 2006-AR10,Cl. 5A5, 3.324%, 7/25/36[2]	180,681	181,298
Series 2006-AR2,Cl. 2A3, 3.107%, 3/25/36[2]	80,025	80,424
Series 2006-AR7,Cl. 2A4, 3.329%, 5/25/36[2]	5,966	5,736
Series 2006-AR8,Cl. 2A1, 3.194%, 4/25/36[2]	206,136	207,530
Series 2006-AR8,Cl. 2A4, 3.194%, 4/25/36[2]	90,230	90,841
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	78,762	82,521

		9,672,652

Total Mortgage-Backed Obligations (Cost $74,348,652)		72,734,928

	Principal Amount	Value
U.S. Government Obligation—1.0%
United States Treasury Nts., 1.50%, 5/31/19[8,9] (Cost $1,441,656)	1,438,000	$1,441,370

Corporate Bonds and Notes—44.9%
Consumer Discretionary—7.8%
Automobiles—2.1%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	285,000	285,093
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	258,842
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	221,000	220,952
3.664% Sr. Unsec. Nts., 9/8/24	420,000	419,668
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	148,000	165,144
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	344,000	344,998
3.15% Sr. Unsec. Nts., 6/30/22	301,000	300,064
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	98,352
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	347,000	341,919
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	86,000	85,063
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	315,000	333,506

		2,853,601
Diversified Consumer Services—0.3%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	311,000	329,629
Hotels, Restaurants & Leisure—0.4%
Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[1]	163,000	172,576
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	148,000	151,495
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	227,000	233,437

		557,508
Household Durables—1.1%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	344,000	360,770
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	346,000	370,356
5.50% Sr. Unsec. Nts., 4/1/46	98,000	118,433
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	269,000	277,070
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	266,830
4.875% Sr. Unsec. Nts., 11/15/25	53,000	55,120
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	85,000	84,995

		1,533,574
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	100,000	118,481
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	565,000	558,430

		676,911
Leisure Equipment & Products—0.3%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	370,729
Media—1.7%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	142,000	152,372
Charter Communications Operating LLC/ Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[1,6]	232,000	246,700

10        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Media (Continued)
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	$242,000	$324,276
Historic TW, Inc., 9.15% Debs., 2/1/23	96,000	123,267
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	113,000	119,177
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	162,000	166,680
6.10% Sr. Unsec. Nts., 2/15/18[1]	116,000	119,021
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,107
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	176,000	168,298
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	70,000	68,039
3.45% Sr. Unsec. Nts., 10/4/26	84,000	81,268
4.375% Sr. Unsec. Nts., 3/15/43	214,000	191,170
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	227,000	237,115

		2,363,490
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	307,000	325,036
Specialty Retail—0.8%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,636
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	212,000	230,888
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	120,000	129,000
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	361,413
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	170,000	174,887
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	98,455

		1,058,279
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	239,000	243,780
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	142,000	149,100
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	154,000	159,775

		552,655
Consumer Staples—3.9%
Beverages—1.2%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	408,000	409,083
3.65% Sr. Unsec. Nts., 2/1/26	85,000	87,738
4.90% Sr. Unsec. Nts., 2/1/46	74,000	83,972
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	357,843
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	309,000	304,124
4.20% Sr. Unsec. Nts., 7/15/46	82,000	80,810
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	252,000	269,042

		1,592,612
Food & Staples Retailing—0.3%
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	14,992
6.40% Sr. Unsec. Nts., 8/15/17	330,000	331,671
6.90% Sr. Unsec. Nts., 4/15/38	79,000	100,124

		446,787

	Principal Amount	Value
Food Products—1.9%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	$216,000	$206,808
8.50% Sr. Unsec. Nts., 6/15/19	289,000	323,384
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	374,245
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	198,000	204,544
4.375% Sr. Unsec. Nts., 6/1/46	214,000	209,405
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	184,000	191,590
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	353,000	349,897
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	338,000	340,179
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	170,000	181,900
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	167,000	168,305

		2,550,257
Tobacco—0.5%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	202,000	197,020
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	357,229
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	115,000	141,530

		695,779
Energy—3.7%
Energy Equipment & Services—0.5%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	74,000	79,145
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	153,354
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	334,000	334,347
4.00% Sr. Unsec. Nts., 12/21/25[1]	194,000	203,744

		770,590
Oil, Gas & Consumable Fuels—3.2%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	59,894
6.20% Sr. Unsec. Nts., 3/15/40	64,000	73,399
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	96,000	96,759
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	176,000	186,748
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	326,996
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	85,000	84,308
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	351,084
Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	194,000	195,471
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	302,000	309,619
4.50% Sr. Unsec. Nts., 6/1/25	168,000	179,140
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	46,862
5.95% Sr. Unsec. Nts., 3/15/46	78,000	98,053
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	95,000	92,553
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	94,000	93,466
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	87,000	90,686
Enterprise Products Operating LLC: 4.85% Sr. Unsec. Nts., 8/15/42	79,000	84,026

11        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC:
(Continued)
4.90% Sr. Unsec. Nts., 5/15/46	$37,000	$40,000
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	162,000	167,323
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	266,000	283,264
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	94,960
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	156,000	167,302
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	151,000	149,788
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]	166,000	168,076
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	115,000	114,074
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]	335,000	366,021
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	242,000	255,007
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	139,000	137,884

		4,312,763
Financials—13.4%
Capital Markets—3.2%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	258,000	262,478
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	146,000	141,517
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	332,000	339,663
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	199,000	205,779
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	130,000	138,363
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,10]	358,000	381,270
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	208,000	207,164
3.75% Sr. Unsec. Nts., 2/25/26	202,000	206,075
3.85% Sr. Unsec. Nts., 1/26/27	385,000	392,128
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	278,000	291,174
5.00% Sub. Nts., 11/24/25	305,000	332,277
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	334,000	344,120
Northern Trust Corp., 3.375% Sub. Nts., 5/8/32[2]	145,000	145,134
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	202,000	202,597
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	227,644
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	206,000	205,745
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	205,000	214,207
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	141,334

		4,378,669
Commercial Banks—6.6%
Australia & New Zealand Banking Group
Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	335,000	335,617
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	282,000	273,127
3.824% Sr. Unsec. Nts., 1/20/28[2]	207,000	210,868
7.75% Jr. Sub. Nts., 5/14/38	236,000	340,780

	Principal Amount	Value
Commercial Banks (Continued)
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	$418,000	$435,166
BPCE SA, 3% Sr. Unsec. Nts., 5/22/22[1]	344,000	347,351
Citigroup, Inc., 4.281% Sr. Unsec. Nts., 4/24/48[2]	334,000	343,686
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	192,000	192,314
2.65% Sr. Unsec. Nts., 5/26/22	81,000	80,865
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	345,000	344,041
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	356,000	372,805
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	202,000	205,040
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	206,000	210,139
First Republic Bank, 4.375% Sub. Nts., 8/1/46	139,000	137,037
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	193,000	193,396
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	156,000	161,793
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	218,000	222,469
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	246,000	249,043
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	143,000	149,014
JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[2]	293,000	294,980
3.782% Sr. Unsec. Nts., 2/1/28[2]	593,000	607,204
4.26% Sr. Unsec. Nts., 2/22/48[2]	135,000	142,258
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	276,000	274,614
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,10]	334,000	379,508
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	291,000	290,557
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	301,000	299,909
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	287,000	288,250
Royal Bank of Scotland Group plc, 3.498% Sr. Unsec. Nts., 5/15/23[2]	238,000	239,675
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	334,000	337,953
Standard Chartered plc, 2.68% Jr. Sub. Perpetual Bonds[1,2,10]	100,000	85,250
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	151,000	147,878
US Bancorp:
3.10% Sub. Nts., 4/27/26	214,000	211,779
3.15% Sr. Unsec. Nts., 4/27/27	82,000	82,249
Wells Fargo & Co.:
3.584% Sr. Unsec. Nts., 5/22/28[2]	272,000	275,184
4.75% Sub. Nts., 12/7/46	194,000	207,931

		8,969,730
Consumer Finance—0.8%
American Express Credit Corp.:
2.70% Sr. Unsec. Nts., 3/3/22	206,000	207,846
3.30% Sr. Unsec. Nts., 5/3/27	205,000	204,640
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	135,000	134,795
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	186,000	184,101
4.10% Sr. Unsec. Nts., 2/9/27	134,000	134,504

12        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Consumer Finance (Continued)
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	$206,000	$220,153

		1,086,039
Diversified Financial Services—0.5%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	102,000	102,262
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	192,126
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	345,000	367,425

		661,813
Insurance—1.6%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	208,000	214,998
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	206,000	219,957
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]	87,000	85,842
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]	202,000	204,226
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	137,000	147,250
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,10]	258,000	268,506
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	326,000	337,839
Progressive Corp. (The), 4.125% Sr. Unsec. Nts., 4/15/47	261,000	272,224
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	253,000	268,496
RenaissanceRe Finance, Inc., 3.45% Sr. Unsec. Nts., 7/1/27	145,000	142,778

		2,162,116
Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	160,602
5.90% Sr. Unsec. Nts., 11/1/21	200,000	225,527
Vereit Operating Partner, 3% Sr. Unsec. Nts., 2/6/19	126,000	127,315
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	318,014
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,211

		906,669
Health Care—3.0%
Biotechnology—0.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	167,000	170,648
4.70% Sr. Unsec. Nts., 5/14/45	54,000	57,688
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	77,000	88,302
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	162,000	169,487
5.00% Sr. Unsec. Nts., 8/15/45	39,000	44,147
Shire Acquisitions Investments Ireland
DAC:
1.90% Sr. Unsec. Nts., 9/23/19	354,000	352,562
3.20% Sr. Unsec. Nts., 9/23/26	272,000	266,530

		1,149,364
Health Care Equipment & Supplies—1.1%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	349,000	351,843
3.75% Sr. Unsec. Nts., 11/30/26	274,000	280,271
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	213,000	213,602
3.70% Sr. Unsec. Nts., 6/6/27	252,000	252,905

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	$260,000	$268,965
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	154,000	173,991

		1,541,577
Health Care Providers & Services—0.5%
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	165,000	164,639
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	300,000	333,750
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	204,000	207,409

		705,798
Life Sciences Tools & Services—0.3%
Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[1]	127,000	131,286
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	121,000	129,232
5.30% Sr. Unsec. Nts., 2/1/44	105,000	123,147

		383,665
Pharmaceuticals—0.2%
Allergan Funding SCS, 3.80% Sr. Unsec. Nts., 3/15/25	220,000	227,945
Industrials—3.0%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	268,937
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	124,000	127,239
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	185,000	209,530
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	83,000	83,498
3.875% Sr. Unsec. Nts., 3/1/25	111,000	114,215
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	60,000	60,091

		863,510
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	65,000	67,230
Building Products—0.2%
Johnson Controls International plc, 1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,963
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	243,000	239,870

		305,833
Commercial Services & Supplies—0.5%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	277,000	284,402
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	294,000	299,261
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	72,000	75,879

		659,542
Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	347,000	355,241
Industrial Conglomerates—0.2%
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	43,000	44,270
3.85% Sr. Unsec. Nts., 12/15/25	170,000	175,353

		219,623
Machinery—0.4%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	360,000	357,603

13        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery (Continued)
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	$144,000	$142,279

		499,882
Road & Rail—0.3%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	76,122
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	110,000	122,468
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	285,000	280,647

		479,237
Trading Companies & Distributors—0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	354,000	368,918
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	148,000	147,334
3.625% Sr. Unsec. Nts., 4/1/27	143,000	143,321

		659,573
Information Technology—2.3%
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	250,000	249,417
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	54,000	58,674
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	280,415

		588,506
Internet Software & Services—0.1%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[1]	63,000	63,769
5.25% Sr. Unsec. Nts., 4/1/25	99,000	106,177

		169,946
IT Services—0.5%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	174,000	171,659
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	238,000	241,133
4.75% Sr. Unsec. Nts., 4/15/27[1]	255,000	266,421

		679,213
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	108,467
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	168,000	168,610

		277,077
Software—0.9%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	110,000	116,242
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	355,000	363,479
6.02% Sr. Sec. Nts., 6/15/26[1]	218,000	240,561
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	247,210
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	211,000	208,411

		1,175,903
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	214,914
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	79,000	79,213

		294,127

	Principal Amount	Value
Materials—2.8%
Chemicals—1.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	$151,000	$151,284
4.125% Sr. Unsec. Nts., 3/15/35	75,000	74,951
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	162,000	166,897
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	338,000	339,610
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	344,000	362,920
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	293,014
3.75% Sr. Unsec. Nts., 3/15/27	84,000	85,538
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25[1]	103,000	102,676
3.95% Sr. Unsec. Nts., 1/15/26[1]	152,000	157,141
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	215,000	213,765

		1,947,796
Construction Materials—0.4%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	121,000	137,075
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[1]	161,000	169,453
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	85,000	84,209
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	181,000	186,379

		577,116
Containers & Packaging—0.7%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	157,000	151,426
4.80% Sr. Unsec. Nts., 6/15/44	131,000	140,558
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	96,005
4.50% Sr. Unsec. Nts., 11/1/23	253,000	271,787
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	270,000	278,100

		937,876
Metals & Mining—0.1%
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	112,925
Paper & Forest Products—0.2%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	190,417
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	287,000	297,341
4.35% Sr. Unsec. Nts., 6/15/45	281,000	262,181
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	276,000	420,638
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	166,000	169,243
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	350,744
4.103% Sr. Unsec. Nts., 3/8/27	90,000	93,178
5.213% Sr. Unsec. Nts., 3/8/47	150,000	162,837
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	115,000	151,663
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	247,000	239,121
4.125% Sr. Unsec. Nts., 8/15/46	148,000	132,438
4.522% Sr. Unsec. Nts., 9/15/48	186,000	177,069

		2,456,453

14        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Utilities—3.2%
Electric Utilities—2.6%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	$177,000	$184,092
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	176,000	176,853
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	165,000	157,667
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	210,305
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	223,000	221,347
Enel Finance International NV:
3.625% Sr. Unsec. Nts., 5/25/27[1]	168,000	166,739
6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	335,950
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	79,000	82,098
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	149,000	150,477
4.85% Sr. Unsec. Nts., 4/1/47	130,000	134,484
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	57,000	62,699
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	90,000	105,278
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	77,166
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	479,455
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	323,117
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	120,000	123,894
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	311,000	310,039
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	213,000	221,270

		3,522,930
Multi-Utilities—0.6%
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	154,000	153,725
4.90% Sr. Unsec. Nts., 8/1/41	133,000	146,045
NiSource Finance Corp., 3.49% Sr.
Unsec. Nts., 5/15/27	241,000	243,177
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	295,000	291,942

		834,889

Total Corporate Bonds and Notes (Cost $59,301,027)		61,038,430
Short-Term Notes—21.3%
Leasing & Factoring—2.5%
American Honda Finance Corp., 0%, 7/24/17[11]	610,000	609,548
Harley-Davidson Financial Services, Inc., 0%, 7/19/17[11,12]	410,000	409,686
Hitachi Capital America Corp., 0%, 7/19/17[11]	610,000	609,533
Hyundai Capital America, 0%, 7/12/17[11,12]	610,000	609,708
Nissan Motor Acceptance Corp., 0%, 7/7/17[11,12]	610,000	609,832
Toyota Motor Credit Corp., 0%, 7/12/17[11]	610,000	609,788

		3,458,095
Telephone Utilities—0.9%
Bell Canada, 0%, 8/14/17[11,12]	610,000	608,906
Telus Corp., 0%, 7/25/17[11]	610,000	609,378

		1,218,284
Computers & Peripherals—0.9%
Apple, Inc., 0%, 7/11/17[11,12]	340,000	339,889

	Principal Amount	Value
Computers & Peripherals (Continued)
HP, Inc., 2.45%, 7/24/17[11]	$270,000	$269,800
NetApp, Inc., 0%, 7/18/17[11,12]	540,000	539,609

		1,149,298
Electric Utilities—2.9%
Alliant Energy Corp., 0%, 7/6/17[11]	610,000	609,857
Ameren Illinois Co., 0%, 7/14/17[11]	610,000	609,658
Arizona Public Service Co., 0%, 7/3/17[11]	610,000	609,929
Commonwealth Edison Co., 0%, 7/26/17[11,12]	270,000	269,713
Duke Energy Corp., 0%, 8/16/17[1,11,12]	270,000	269,473
Eversource Energy, 0%, 7/6/17[11,12]	610,000	609,858
NextEra Energy Capital Holdings, Inc., 0%, 7/5/17[11,12]	270,000	269,947
Sempra Energy Holdings, 0%, 7/31/17[11,12]	610,000	609,220

		3,857,655
Food Products—0.9%
General Mills, Inc., 0%, 7/17/17[11,12]	610,000	609,583
Tyson Food, Inc., 0%, 7/7/17[11,12]	610,000	609,832

		1,219,415
Personal Products—0.4%
Reckitt Benckiser Treasury Services plc, 0%, 9/19/17[11,12]	610,000	608,331
Tobacco—0.4%
Philip Morris International, Inc., 0%, 7/24/17[1,11,12]	610,000	609,525
Receivables Finance—0.4%
Old Line Funding LLC, 0%, 7/25/17[11,12]	610,000	609,482
Banks—1.3%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 0%, 7/11/17[11]	610,000	609,780
Sumitomo Mitsui Banking Corp., 0%, 7/17/17[11]	610,000	609,658
Toronto Dominion Holding (U.S.A.), Inc., 0%, 7/10/17[11,12]	460,000	459,847

		1,679,285
Commercial Finance—0.5%
Caterpillar Financial Services Corp., 0%, 7/3/17[11]	610,000	609,934
Special Purpose Financial—0.4%
ABN AMRO Funding USA LLC, 0%, 8/3/17[11,12]	540,000	539,297
Oil, Gas & Consumable Fuels—0.3%
Exxon Mobil Corp., 0%, 7/6/17[11]	470,000	469,917
Multi-Utilities—0.8%
CenterPoint Energy Resources Corp., 0%, 8/23/17[11,12]	270,000	269,392
Virginia Electric & Power Co., 0%, 7/27/17[11,12]	270,000	269,712
Xcel Energy, Inc., 0%, 7/11/17[11,12]	610,000	609,734

		1,148,838
Aerospace & Defense—0.3%
Rockwell Collins, Inc., 0%, 7/10/17[11,12]	340,000	339,865
Health Care Equipment & Supplies—0.4%
Medtronic Global Holdings SCA, 0%, 7/17/17[11,12]	610,000	609,594
Chemicals—0.4%
Air Liquide US LLC, 0%, 9/7/17[11,12]	610,000	608,663
Household Durables—1.1%
Leggett & Platt, Inc., 0%, 7/25/17[1,11,12]	610,000	609,379
Mohawk Industries, Inc., 0%, 7/3/17[1,11,12]	610,000	609,929
Whirlpool Corp., 0%, 9/6/17[11]	270,000	269,228

		1,488,536
Multiline Retail—0.5%
Dollar General Corp., 0%, 7/7/17[11,12]	610,000	609,818
Household Products—0.9%
Church & Dwight Co., Inc., 0%, 7/10/17[11,12]	610,000	609,758

15        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Products (Continued)
Clorox Co. (The), 0%, 8/7/17[1,11,12]	$610,000	$609,041

		1,218,799
Machinery—0.6%
John Deere Financial, Inc., 0%, 7/17/17[11,12]	610,000	609,681
Xylem, Inc., 0%, 7/6/17[11,12]	270,000	269,937

		879,618
Water Utilities—0.4%
American Water Capital Corp., 0%, 7/12/17[11,12]	600,000	599,720
Commercial Services & Supplies—0.2%
Equifax, Inc., 0%, 8/15/17[1,11]	270,000	269,484
Electronic Equipment & Instruments—1.0%
Amphenol Corp., 0%, 7/5/17[11]	610,000	609,881
Tyco Electronics, 0%, 7/5/17[1,11,12]	610,000	609,881

		1,219,762
Media—0.7%
CBS Corp., 0%, 8/1/17[11,12]	270,000	269,643
Omnicom Capital, Inc., 0%, 8/7/17[11,12]	400,000	399,371
WPP CP LLC, 0%, 7/12/1711	270,000	269,871

		938,885
Paper, Containers & Packaging—0.5%
Avery Dennison Co., 0%, 7/5/17[11,12]	610,000	609,881

	Principal Amount	Value
Specialty Retail—0.5%
Hasbro, Inc., 0%, 7/5/17[11,12]	$610,000	$609,881
Building Products—0.4%
Assa Abloy Financial Services AB, 0%, 10/3/17[1,11,12]	610,000	607,566
IT Services—0.4%
Western Union Co., 0%, 7/5/171,[11,12]	540,000	539,895
Food & Staples Retailing—0.4%
CVS Health Corp., 0%, 7/10/17[1,11,12]	610,000	609,758

Total Short-Term Notes (Cost $28,938,541)		28,937,081
Certificates of Deposit—0.9%
Australia & New Zealand Banking Corp., 0%, 7/11/17[12]	610,000	609,785
DBS Bank Ltd., 0%, 8/21/17	610,000	608,952

Total Certificates of Deposit (Cost $1,218,834)		1,218,737

	Shares
Investment Company—1.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[13,14] (Cost $1,475,279)	1,475,279	1,475,279
Total Investments, at Value (Cost $182,867,387)	134.6%	183,010,573

Net Other Assets (Liabilities)	(34.6)	(47,025,794)

Net Assets	100.0%	$135,984,779

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,999,495 or 22.80% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,472,459 or 1.08% of the

Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $86,591 or 0.06% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $7,591, which represents 0.01% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$326,836	$7,591	$319,245

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $170,398. See Note 6 of the accompanying Notes.

9. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Current yield as of period end.

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $21,291,622 or 15.66% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Rate shown is the 7-day yield at period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	2,688,938	127,992,287	129,205,946	1,475,279

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$1,475,279	$8,518

Futures Contracts as of June 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	9/20/17	30	$4,610,625	$(1,370)

16        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	60	$7,531,875	$43,107
United States Treasury Nts., 2 yr.	CBT	Buy	9/29/17	25	5,402,734	(2,569)
United States Treasury Nts., 5 yr.	CBT	Buy	9/29/17	5	589,180	(1,140)
United States Ultra Bonds	CBT	Buy	9/20/17	67	11,113,625	178,258

						$216,286

Centrally Cleared Credit Default Swaps at June 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	3,145	$(199,070)	$213,738

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$3,145,000	$—	BB

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment of the Fund.

Glossary:
Counterparty Abbreviations
FIB	Credit Suisse International

Definitions
CDX.HY.28	Markit CDX High Yield Index
MLHKOPCB	Custom Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

17        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $181,392,108)	$181,535,294
Affiliated companies (cost $1,475,279)	1,475,279

183,010,573

Cash	499,046

Cash used for collateral on futures	168,282

Centrally cleared swaps, at value (premiums paid $199,070)	213,738

Receivables and other assets:
Investments sold (including $57,582,823 sold on a when-issued or delayed delivery basis)	58,723,815
Interest, dividends and principal paydowns	685,200
Shares of beneficial interest sold	91,146
Variation margin receivable	33,750
Other	41,096

Total assets	243,466,646

Liabilities
Payables and other liabilities:
Investments purchased (including $104,661,672 purchased on a when-issued or delayed delivery basis)	107,249,953
Shares of beneficial interest redeemed	97,492
Variation margin payable	49,222
Trustees’ compensation	34,684
Distribution and service plan fees	10,736
Shareholder communications	5,419
Other	34,361

Total liabilities	107,481,867

Net Assets	$135,984,779

Composition of Net Assets
Par value of shares of beneficial interest	$17,725

Additional paid-in capital	212,112,544

Accumulated net investment income	1,951,533

Accumulated net realized loss on investments	(78,471,163)

Net unrealized appreciation on investments	374,140

Net Assets	$135,984,779

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $84,065,114 and 10,906,203 shares of beneficial interest outstanding)	$7.71

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $51,919,665 and 6,818,916 shares of beneficial interest outstanding)	$7.61

See accompanying Notes to Financial Statements.

18        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest - Unaffiliated companies	$2,176,537

Fee income on when-issued securities	382,648

Dividends - Affiliated companies	8,518

Total investment income	2,567,703

Expenses
Management fees	403,851
Distribution and service plan fees - Service shares	64,294

Transfer and shareholder servicing agent fees:
Non-Service shares	41,589
Service shares	25,720

Shareholder communications:
Non-Service shares	11,839
Service shares	7,322

Borrowing fees	1,259

Custodian fees and expenses	23,905

Trustees’ compensation	7,025

Legal, auditing and other professional fees	42,552

Other	8,340

Total expenses	637,696
Less reduction to custodian expenses	(122)
Less waivers and reimbursements of expenses	(67,210)

Net expenses	570,364

Net Investment Income	1,997,339

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	231,657
Closing and expiration of futures contracts	48,064
Swap contracts	71,267

Net realized gain	350,988

Net change in unrealized appreciation/depreciation on:
Investment transactions	1,228,272
Futures contracts	256,277
Swap contracts	15,444

Net change in unrealized appreciation/depreciation	1,499,993

Net Increase in Net Assets Resulting from Operations	$3,848,320

See accompanying Notes to Financial Statements.

19        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$1,997,339	$3,997,167

Net realized gain (loss)	350,988	(2,634,196)

Net change in unrealized appreciation/depreciation	1,499,993	3,000,273

Net increase in net assets resulting from operations	3,848,320	4,363,244

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,024,42 0)	(3,248,135)
Service shares	(1,136,931)	(1,867,358)

	(3,161,351)	(5,115,493)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	259,012	(1,355,182)
Service shares	(1,716,085)	1,183,323

	(1,457,073)	(171,859)

Net Assets
Total decrease	(770,104)	(924,108)

Beginning of period	136,754,883	137,678,991

End of period (including accumulated net investment income of $1,951,533 and $3,115,545, respectively)	$135,984,779	$136,754,883

See accompanying Notes to Financial Statements.

20        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$7.67	$7.71	$7.96	$7.83	$8.26	$7.88

Income (loss) from investment operations:
Net investment income[1]	0.12	0.23	0.27	0.30	0.36	0.35
Net realized and unrealized gain (loss)	0.11	0.02	(0.19)	0.26	(0.37)	0.44

Total from investment operations	0.23	0.25	0.08	0.56	(0.01)	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.29)	(0.33)	(0.43)	(0.42)	(0.41)

Net asset value, end of period	$7.71	$7.67	$7.71	$7.96	$7.83	$8.26

Total Return, at Net Asset Value[2]	2.98%	3.27%	0.96%	7.27%	(0.10)%	10.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,065	$83,405	$85,160	$90,757	$96,785	$116,989

Average net assets (in thousands)	$83,883	$87,039	$89,919	$94,336	$105,012	$119,547

Ratios to average net assets:[3]
Net investment income	3.04%	2.96%	3.46%	3.72%	4.51%	4.34%
Expenses excluding specific expenses listed below	0.85%	0.84%	0.82%	0.80%	0.80%	0.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.85%	0.84%	0.82%	0.80%	0.80%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate[6]	47%	79%	73%	127%	115%	140%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.85%
Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$322,183,879	$309,612,954
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652

See accompanying Notes to Financial Statements.

21        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$7.57	$7.61	$7.86	$7.74	$8.17	$7.79

Income (loss) from investment operations:
Net investment income[1]	0.11	0.21	0.25	0.27	0.34	0.33
Net realized and unrealized gain (loss)	0.10	0.02	(0.19)	0.26	(0.37)	0.44
Total from investment operations	0.21	0.23	0.06	0.53	(0.03)	0.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.27)	(0.31)	(0.41)	(0.40)	(0.39)

Net asset value, end of period	$7.61	$7.57	$7.61	$7.86	$7.74	$8.17

Total Return, at Net Asset Value[2]	2.76%	3.05%	0.70%	6.93%	(0.38)%	10.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,920	$53,350	$52,519	$52,675	$54,946	$64,694

Average net assets (in thousands)	$51,874	$52,738	$54,016	$55,215	$59,523	$67,116

Ratios to average net assets:[3]
Net investment income	2.84%	2.70%	3.21%	3.47%	4.26%	4.07%
Expenses excluding specific expenses listed below	1.10%	1.09%	1.07%	1.04%	1.05%	1.02%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.10%	1.09%	1.07%	1.04%	1.05%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate[6]	47%	79%	73%	127%	115%	140%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.10%
Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$322,183,879	$309,612,954
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652

See accompanying Notes to Financial Statements.

22        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), formerly Oppenheimer Core Bond Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

23        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2017	$75,069,850
No expiration	3,740,009

Total	$78,809,859

At period end, it is estimated that the capital loss carryforwards would be $75,069,850 expiring by 2017 and $3,389,011, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $350,988 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$182,868,527
Federal tax cost of other investments	29,230,823

Total federal tax cost	$212,099,350

Gross unrealized appreciation	$3,484,209
Gross unrealized depreciation	(3,111,209)

Net unrealized appreciation	$373,000

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s

24        OPPENHEIMER TOTAL RETURN BOND FUND/VA

3. Securities Valuation (Continued)

assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$16,164,748	$—	$16,164,748
Mortgage-Backed Obligations	—	72,696,535	38,393	72,734,928
U.S. Government Obligation	—	1,441,370	—	1,441,370
Corporate Bonds and Notes	—	61,038,430	—	61,038,430
Short-Term Notes	—	28,937,081	—	28,937,081

25        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Investment Company	$1,475,279	$—	$—	$1,475,279
Certificates of Deposit	—	1,218,737	—	1,218,737

Total Investments, at Value	1,475,279	181,496,901	38,393	183,010,573
Other Financial Instruments:
Futures contracts	221,365	—	—	221,365
Centrally cleared swaps, at value	—	213,738	—	213,738

Total Assets	$1,696,644	$181,710,639	$38,393	$183,445,676

Liabilities Table
Other Financial Instruments:
Futures contracts	$(5,079)	$—	$—	$(5,079)

Total Liabilities	$(5,079)	$—	$—	$(5,079)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed
Obligations	$214,354	$(214,354)

Total Assets	$214,354	$(214,354)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis

26        OPPENHEIMER TOTAL RETURN BOND FUND/VA

4. Investments and Risks (Continued)

as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$104,661,672
Sold securities	57,582,823

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $23,054 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives

27        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $24,294,787 and $15,275,782 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized

28        OPPENHEIMER TOTAL RETURN BOND FUND/VA

6. Use of Derivatives (Continued)

loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $2,983,986 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Centrally cleared swaps, at value	$213,738
Interest rate contracts Variation margin receivable		33,750	*	Variation margin payable	$49,222	*

Total		$247,488			$49,222

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

29        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$71,267	$71,267
Interest rate contracts	48,064	—	48,064

Total	$48,064	$71,267	$119,331

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$15,444	$15,444
Interest rate contracts	256,277	—	256,277

Total	$256,277	$15,444	$271,721

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	751,491	$5,823,979	1,355,120	$10,666,396
Dividends and/or distributions reinvested	261,553	2,024,420	420,198	3,248,135
Redeemed	(976,479)	(7,589,387)	(1,952,587)	(15,269,713)

Net increase (decrease)	36,565	$259,012	(177,269)	$(1,355,182)

Service Shares
Sold	632,617	$4,857,245	3,050,438	$23,656,300
Dividends and/or distributions reinvested	148,619	1,136,931	244,739	1,867,358
Redeemed	(1,008,161)	(7,710,261)	(3,149,918)	(24,340,335)

Net increase (decrease)	(226,925)	$(1,716,085)	145,259	$1,183,323

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$52,016,901	$56,599,977
U.S. government and government agency obligations	253,835	1,229,065
To Be Announced (TBA) mortgage-related securities	322,183,879	309,612,954

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

30        OPPENHEIMER TOTAL RETURN BOND FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$40,679
Service shares	25,204

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,327 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

31        OPPENHEIMER TOTAL RETURN BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32        OPPENHEIMER TOTAL RETURN BOND FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Total Return Bond Fund/VA	6/21/16	87.9%	0.0%	12.1%
Oppenheimer Total Return Bond Fund/VA	6/20/17	100.0%	0.0%	0.0%

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34        OPPENHEIMER TOTAL RETURN BOND FUND/VA

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35        OPPENHEIMER TOTAL RETURN BOND FUND/VA

OPPENHEIMER TOTAL RETURN BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
Global Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Rajeev Bhaman, CFA and John Delano, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	19.95%	30.74%	13.45%	5.55%
Service Shares	7/13/00	19.80	30.42	13.16	5.29
MSCI All Country World Index		11.48	18.78	10.54	3.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	3.0%
Airbus SE	3.0
Alphabet, Inc., Cl. C	2.8
LVMH Moet Hennessy Louis Vuitton SE	2.8
Alphabet, Inc., Cl. A	2.7
Aetna, Inc.	2.5
Murata Manufacturing Co. Ltd.	2.4
Colgate-Palmolive Co.	2.4
S&P Global, Inc.	2.3
Facebook, Inc., Cl. A	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

For the six-month reporting period ended June 30, 2017, the Fund’s Non-Service shares returned 19.95% versus the MSCI All Country World Index (“the Index”), its benchmark, which returned 11.48%. The Fund outperformed the Index in all eleven sectors of the Index, led by stock selection in the consumer discretionary and financials sectors. In addition, the Fund’s underweight position to the energy sector resulted in outperformance versus the Index. We are perennially underweight energy, and the same is true for materials. We like certain companies for the technology or their access to a very scarce resource. However, we don’t believe that we can predict either energy or materials prices consistently, and so will continue to invest relatively little in those sectors. The energy sector was the only negative performing sector of the Index this reporting period, causing our underweight position to benefit.

MARKET REVIEW

The market strength that began post the U.S. election continued over the six-month reporting period ended June 30, 2017. Dissipating global political uncertainty and improving economic growth around the world encouraged stocks around the world to continue rising, supported by encouraging economic updates and healthy corporate earnings. As of the reporting period’s end, we have a more hawkish tone emerging from the U.S. Federal Reserve, but interest rates remain at levels, rarely if ever, observed. As such, we believe there remains ample opportunity for the economy to expand without interest rates interfering.

FUND REVIEW

Top performing holdings this reporting period included DLF Ltd., S&P Global, Inc. and Alphabet, Inc.

DLF is an Indian real estate owner/operator in the midst of a restructuring. In the first quarter of 2017, they took several steps to strengthen their financial condition. In addition, among the reforms introduced by the Modi government has been the approval of real estate investment trusts (REITs). We believe this will allow for the still fragmented Indian real estate market to consolidate and DLF is positioned to be a beneficiary.

S&P Global continued to have strong business momentum. The core ratings business has been thriving due to an upswing in syndicated bank loan issuance, in particular. Also, the S&P indices have been beneficiaries of strong ETF demand, where they earn royalty streams.

Alphabet continued to monetize its rich asset base steadily and thoughtfully. The company is a leader in online ad spending, online video, location based services, cloud services, and has the largest mobile operating system in the world. We believe these assets all still have significant capacity to grow their monetization rates and its end markets.

Top detractors from performance included TechnipFMC plc, International Game Technology plc and Goldman Sachs Group, Inc.

TechnipFMC plc is the global leader in offshore oil infrastructure equipment and services. Shares of the company declined with the rest of the energy group during the reporting period. We believe the competitive position of the company has strengthened with the FMC combination.

International Game Technology is engaged in operating and providing an integrated portfolio of technology products and services across various gaming markets, including lottery management services, sports betting, online and instant lotteries, electronic gaming machines, interactive gaming and commercial services. The company reported results in May for the first quarter ended March 31, 2017, which were lower than expected. We believe this weakness is temporary and should reverse as new products come to market.

Goldman Sachs Group corrected in March after its share price rose by 80% in the prior eight months. After a big run up in late 2016 and early this year the stock has drifted sideways to down in an up environment for most equities. Concerns over the lack of volatility in markets and its impact on fixed income trading have led to weakness.

OUTLOOK AND POSITIONING

Using our thematic, long-term, investment style, we seek quality businesses with sustainability of both enterprise and advantage. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. For that, we have to be willing to go against the market’s current beliefs and invest with deep conviction in our views.

3        OPPENHEIMER GLOBAL FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,199.50	$4.15
Service shares	1,000.00	1,198.00	5.52

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.03	3.82
Service shares	1,000.00	1,019.79	5.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value

Common Stocks—96.9%

Consumer Discretionary—15.4%

Automobiles—1.0%

Suzuki Motor Corp.	511,000	$24,285,650

Hotels, Restaurants & Leisure—0.6%

International Game Technology plc	826,221	15,119,844

Internet & Catalog Retail—1.7%

JD.com, Inc., ADR[1]	1,142,473	44,807,791

Leisure Products—1.0%

Nintendo Co. Ltd.	75,000	25,101,764

Media—2.1%

Walt Disney Co. (The)	379,530	40,325,063

Zee Entertainment Enterprises Ltd.	1,953,302	14,856,761

		55,181,824

Specialty Retail—3.5%

Industria de Diseno Textil SA	1,419,275	54,655,358

Tiffany & Co.	376,080	35,302,630

		89,957,988

Textiles, Apparel & Luxury Goods—5.5%

Brunello Cucinelli SpA	353,339	9,288,392

Kering	159,100	54,474,220

LVMH Moet Hennessy Louis Vuitton SE	285,420	71,601,028

Tod’s SpA	117,609	7,334,430

		142,698,070

Consumer Staples—5.2%

Food & Staples Retailing—0.8%

Whole Foods Market, Inc.	505,870	21,302,186

Food Products—2.0%

Unilever plc	959,013	51,946,561

Household Products—2.4%

Colgate-Palmolive Co.	838,110	62,129,094

Energy—0.9%

Energy Equipment & Services—0.9%

TechnipFMC plc[1]	868,910	23,623,633

Financials—20.5%

Capital Markets—6.3%

Credit Suisse Group AG1	1,158,077	16,779,727

Goldman Sachs Group, Inc. (The)	184,750	40,996,025

S&P Global, Inc.	413,880	60,422,341

UBS Group AG1	2,549,695	43,282,736

		161,480,829

Commercial Banks—6.2%

Banco Bilbao Vizcaya Argentaria SA	1,994,385	16,668,728

Citigroup, Inc.	1,152,770	77,097,258

ICICI Bank Ltd., Sponsored ADR	2,529,054	22,685,614

Societe Generale SA	664,039	36,104,293

Sumitomo Mitsui Financial Group, Inc.	195,500	7,648,107

		160,204,000

Insurance—6.0%

Allianz SE	238,385	46,978,272

Dai-ichi Life Holdings, Inc.	1,894,700	34,402,799

FNF Group	578,080	25,915,326

Prudential plc	2,118,537	48,670,029

		155,966,426

Real Estate Management & Development—2.0%

DLF Ltd.[1]	17,507,356	51,618,322

Health Care—15.2%

Biotechnology—6.2%

ACADIA Pharmaceuticals, Inc.[1]	601,070	16,763,842

Biogen, Inc.[1]	91,670	24,875,571

BioMarin Pharmaceutical, Inc.[1]	135,540	12,309,743

Bluebird Bio, Inc.[1]	131,190	13,781,510

Blueprint Medicines Corp.[1]	205,230	10,399,004

	Shares	Value

Biotechnology (Continued)

Circassia Pharmaceuticals plc[1]	4,471,614	$5,298,072

Gilead Sciences, Inc.	332,800	23,555,584

Ionis Pharmaceuticals, Inc.[1]	367,380	18,688,621

Loxo Oncology, Inc.[1]	88,610	7,105,636

MacroGenics, Inc.[1]	480,620	8,415,656

Sage Therapeutics, Inc.[1]	222,410	17,712,732

		158,905,971

Health Care Equipment & Supplies—1.4%

Zimmer Biomet Holdings, Inc.	274,840	35,289,456

Health Care Providers & Services—5.1%

Aetna, Inc.	431,730	65,549,566

Anthem, Inc.	272,205	51,209,926

Centene Corp.[1]	204,460	16,332,265

		133,091,757

Pharmaceuticals—2.5%

Bayer AG	273,226	35,351,094

Roche Holding AG	59,603	15,218,796

Shire plc	244,580	13,475,026

		64,044,916

Industrials—12.4%

Aerospace & Defense—3.0%

Airbus SE	932,270	76,815,912

Air Freight & Couriers—1.1%

United Parcel Service, Inc., Cl. B	248,820	27,517,004

Airlines—0.7%

International Consolidated Airlines Group SA	2,138,550	17,030,370

Building Products—1.4%

Assa Abloy AB, Cl. B	1,675,513	36,830,843

Construction & Engineering—0.4%

FLSmidth & Co. AS	184,750	11,680,642

Electrical Equipment—2.5%

Emerson Electric Co.	202,750	12,087,955

Nidec Corp.	519,000	53,294,981

		65,382,936

Industrial Conglomerates—2.5%

3M Co.	192,070	39,987,053

Siemens AG	186,173	25,598,266

		65,585,319

Machinery—0.8%

FANUC Corp.	104,600	20,198,666

Information Technology—25.0%

Electronic Equipment, Instruments, & Components—6.5%

Keyence Corp.	123,522	54,370,495

Kyocera Corp.	531,600	30,820,207

Murata Manufacturing Co. Ltd.	413,700	63,034,791

TDK Corp.	296,500	19,563,821

		167,789,314

Internet Software & Services—8.9%

Alphabet, Inc., Cl. A1	76,110	70,757,945

Alphabet, Inc., Cl. C1	78,942	71,736,964

Baidu, Inc., Sponsored ADR[1]	66,610	11,913,865

Facebook, Inc., Cl. A1	392,280	59,226,434

Twitter, Inc.[1]	957,800	17,115,886

		230,751,094

IT Services—1.2%

Earthport plc[1]	11,701,573	3,162,417

PayPal Holdings, Inc.[1]	503,070	26,999,767

		30,162,184

Semiconductors & Semiconductor Equipment—2.2%

Maxim Integrated Products, Inc.	1,074,695	48,253,805

6        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Renesas Electronics Corp.[1]	807,100	$7,061,480

		55,315,285

Software—6.2%

Adobe Systems, Inc.[1]	379,083	53,617,500

Intuit, Inc.	370,110	49,154,309

SAP SE	552,137	57,708,906

		160,480,715

Materials—1.0%

Chemicals—1.0%

Linde AG	129,827	24,660,149

Telecommunication Services—1.3%

Wireless Telecommunication Services—1.3%

KDDI Corp.	1,304,300	34,553,630

Total Common Stocks (Cost $1,165,830,502)		2,501,510,145

	Shares	Value

Preferred Stocks—1.8%

Bayerische Motoren Werke (BMW) AG, Preference	560,151	$46,219,010

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	7,925,360	1,186,888

Total Preferred Stocks (Cost $17,402,357)		47,405,898

Investment Company—1.0%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[2,3] (Cost $25,131,694)	25,131,694	25,131,694

Total Investments, at Value (Cost $1,208,364,553)	99.7%	2,574,047,737

Net Other Assets (Liabilities)	0.3	7,325,245

Net Assets	100.0%	$2,581,372,982

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	32,806,872	168,020,479	175,695,657	25,131,694

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$25,131,694	$86,829

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,187,065,352	46.2%
Japan	374,336,391	14.5
France	238,995,453	9.2
Germany	236,515,697	9.2
United Kingdom	164,850,926	6.4
India	90,347,586	3.5
Switzerland	75,281,258	2.9
Spain	71,324,086	2.8
China	56,721,656	2.2
Sweden	36,830,843	1.4
Italy	16,622,821	0.7
Ireland	13,475,026	0.5
Denmark	11,680,642	0.5

Total	$2,574,047,737	100.0%

See accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,183,232,859)	$2,548,916,043
Affiliated companies (cost $25,131,694)	25,131,694

2,574,047,737

Cash	132,599

Receivables and other assets:
Investments sold	7,815,782
Dividends	7,319,775
Shares of beneficial interest sold	637,919
Other	135,902

Total assets	2,590,089,714

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	7,972,726
Distribution and service plan fees	250,628
Foreign capital gains tax	221,755
Trustees’ compensation	119,865
Shareholder communications	68,586
Other	83,172

Total liabilities	8,716,732

Net Assets	$2,581,372,982

Composition of Net Assets
Par value of shares of beneficial interest	$62,317

Additional paid-in capital	1,131,634,808

Accumulated net investment income	11,017,447

Accumulated net realized gain on investments and foreign currency transactions	73,344,964

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,365,313,446

Net Assets	$2,581,372,982

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,372,923,183 and 32,985,588 shares of beneficial interest outstanding)	$41.62

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,208,449,799 and 29,331,582 shares of beneficial interest outstanding)	$41.20

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,434,878)	$ 25,724,453
Affiliated companies	86,829

Total investment income	25,811,282

Expenses
Management fees	7,803,635

Distribution and service plan fees - Service shares	1,428,485

Transfer and shareholder servicing agent fees:
Non-Service shares	659,725
Service shares	571,456

Shareholder communications:
Non-Service shares	41,192
Service shares	35,639

Borrowing fees	21,536

Custodian fees and expenses	76,289

Trustees’ compensation	33,954

Other	118,540

Total expenses	10,790,451
Less reduction to custodian expenses	(487)
Less waivers and reimbursements of expenses	(18,774)

Net expenses	10,771,190

Net Investment Income	15,040,092

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	105,825,071
Foreign currency transactions	(273,847)

Net realized gain	105,551,224

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $207,582)	325,661,670
Translation of assets and liabilities denominated in foreign currencies	568,651

Net change in unrealized appreciation/depreciation	326,230,321

Net Increase in Net Assets Resulting from Operations	$ 446,821,637

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$15,040,092	$14,438,224

Net realized gain	105,551,224	3,052,676

Net change in unrealized appreciation/depreciation	326,230,321	(27,858,399)

Net increase (decrease) in net assets resulting from operations	446,821,637	(10,367,499)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(12,766,011)	(13,598,845)
Service shares	(8,799,180)	(7,587,430)

	(21,565,191)	(21,186,275)

Distributions from net realized gain:
Non-Service shares	—	(86,197,755)
Service shares	—	(67,272,765)

	—	(153,470,520)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(99,766,449)	(55,451,479)
Service shares	(54,334,346)	62,981,601

	(154,100,795)	7,530,122

Net Assets
Total increase (decrease)	271,155,651	(177,494,172)

Beginning of period	2,310,217,331	2,487,711,503

End of period (including accumulated net investment income of $11,017,447 and $17,542,546, respectively)	$2,581,372,982	$2,310,217,331

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$35.02		$38.00	$39.50		$40.86		$32.55		$27.46

Income (loss) from investment operations:
Net investment income[1]	0.26		0.26	0.37	[2]	0.52	[2]	0.44	[2]	0.44
Net realized and unrealized gain (loss)	6.73		(0.42)	1.38	[2]	0.44	[2]	8.37	[2]	5.29

Total from investment operations	6.99		(0.16)	1.75		0.96		8.81		5.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)		(0.38)	(0.54)		(0.46)		(0.50)		(0.64)
Distributions from net realized gain	0.00		(2.44)	(2.71)		(1.86)		0.00		0.00

Total dividends and/or distributions to shareholders	(0.39)		(2.82)	(3.25)		(2.32)		(0.50)		(0.64)

Net asset value, end of period	$41.62		$35.02	$38.00		$39.50		$40.86		$32.55

Total Return, at Net Asset Value[3]	19.95%		0.08%	3.94%		2.29%		27.31%		21.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,372,923		$1,245,070	$1,406,001		$1,468,107		$1,397,026		$1,252,127

Average net assets (in thousands)	$1,331,814		$1,270,049	$1,502,338		$1,532,383		$1,333,848		$1,206,244

Ratios to average net assets:[4]
Net investment income	1.33%		0.75%	0.92%	[2]	1.30%	[2]	1.20%	[2]	1.48%
Expenses excluding specific expenses listed below	0.76%		0.77%	0.76%		0.76%		0.77%		0.76%
Interest and fees from borrowings	0.00%	[5]	0.00% [5]	0.00%	[5]	0.00%		0.00%		0.00%

Total expenses[6]	0.76%		0.77%	0.76%		0.76%		0.77%		0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	[7]	0.77% [7]	0.76%	[7]	0.76%	[7]	0.77%	[7]	0.76% [7]

Portfolio turnover rate	4%		14%	14%		13%		11%		14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.76%
Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$34.64		$37.59	$39.10		$40.47		$32.25		$27.21

Income (loss) from investment operations:
Net investment income[1]	0.21		0.17	0.28	[2]	0.42	[2]	0.34	[2]	0.36
Net realized and unrealized gain (loss)	6.65		(0.41)	1.36	[2]	0.42	[2]	8.30	[2]	5.25

Total from investment operations	6.86		(0.24)	1.64		0.84		8.64		5.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)		(0.27)	(0.44)		(0.35)		(0.42)		(0.57)
Distributions from net realized gain	0.00		(2.44)	(2.71)		(1.86)		0.00		0.00

Total dividends and/or distributions to shareholders	(0.30)		(2.71)	(3.15)		(2.21)		(0.42)		(0.57)

Net asset value, end of period	$41.20		$34.64	$37.59		$39.10		$40.47		$32.25

Total Return, at Net Asset Value[3]	19.80%		(0.16)%	3.67%		2.06%		26.99%		20.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,208,450		$1,065,147	$1,081,711		$1,204,379		$1,216,285		$1,130,388

Average net assets (in thousands)	$1,153,616		$1,016,772	$1,219,501		$1,265,528		$1,174,119		$1,069,295

Ratios to average net assets:[4]
Net investment income	1.09%		0.49%	0.70%	[2]	1.05%	[2]	0.95%	[2]	1.23%
Expenses excluding specific expenses listed below	1.01%		1.02%	1.01%		1.01%		1.02%		1.01%
Interest and fees from borrowings	0.00%	[5]	0.00% [5]	0.00%	[5]	0.00%		0.00%		0.00%

Total expenses[6]	1.01%		1.02%	1.01%		1.01%		1.02%		1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	[7]	1.02% [7]	1.01%	[7]	1.01%	[7]	1.02%	[7]	1.01% [7]

Portfolio turnover rate	4%		14%	14%		13%		11%		14%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2013, 2014 and 2015. Please see Note 10 of the accompanying Notes to Financial Statements.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.01%
Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

13        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$17,365,953

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $17,365,953 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$1,222,868,662

Gross unrealized appreciation	$1,425,996,063
Gross unrealized depreciation	(75,186,726)

Net unrealized appreciation	$1,350,809,337

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation

14        OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,555,328	$261,597,603	$—	$397,152,931
Consumer Staples	83,431,280	51,946,561	—	135,377,841
Energy	—	23,623,633	—	23,623,633
Financials	227,116,564	302,153,013	—	529,269,577
Health Care	321,989,112	69,342,988	—	391,332,100
Industrials	79,592,012	241,449,680	—	321,041,692
Information Technology	408,776,475	235,722,117	—	644,498,592
Materials	—	24,660,149	—	24,660,149
Telecommunication Services	—	34,553,630	—	34,553,630
Preferred Stocks	1,186,888	46,219,010	—	47,405,898

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Investment Company	$25,131,694	$—	$—	$25,131,694

Total Assets	$1,282,779,353	$1,291,268,384	$—	$2,574,047,737

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, a shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general,

16        OPPENHEIMER GLOBAL FUND/VA

5. Market Risk Factors (Continued)

lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	755,453	$29,421,090	2,580,191	$89,371,624
Dividends and/or distributions reinvested	305,626	12,766,011	3,043,507	99,796,600
Redeemed	(3,624,999)	(141,953,550)	(7,075,696)	(244,619,703)

Net decrease	(2,563,920)	$(99,766,449)	(1,451,998)	$(55,451,479)

Service Shares
Sold	1,228,717	$47,753,393	5,078,438	$172,658,993
Dividends and/or distributions reinvested	212,798	8,799,180	2,305,519	74,860,195
Redeemed	(2,857,110)	(110,886,919)	(5,412,550)	(184,537,587)

Net increase (decrease)	(1,415,595)	$(54,334,346)	1,971,407	$62,981,601

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$96,484,961	$249,034,557

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. Prior to May 1, 2017, the Fund was subject to an expense limitation wherein the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; as percentages of daily net assets, would not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Effective May 1, 2017, this expense limitation has been removed.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $18,774 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2013, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Statements of Changes in Net Assets and the Financial Highlights:

	2013	2014	2015
Net investment income (loss)	$1,678,655	$1,668,338	$1,749,447
Net realized gain (loss)	(163,217)	(275,757)	(222,558)
Net change in unrealized appreciation/ depreciation	(1,515,438)	(1,392,581)	(1,526,889)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

18        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC -0330.

19        OPPENHEIMER GLOBAL FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Fund/VA	6/20/17	99.0%	1.0%	0.0%

20        OPPENHEIMER GLOBAL FUND/VA

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23        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
John Delano, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a Fund’s investment objective, risks, and charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
Main Street Fund®/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	9.55%	16.87%	14.59%	6.77%
Service Shares	7/13/00	9.43	16.57	14.30	6.50
S&P 500 Index		9.34	17.90	14.63	7.18

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.9%
Alphabet, Inc., Cl. C	4.4
Comcast Corp., Cl. A	3.0
Citigroup, Inc.	3.0
PepsiCo, Inc.	2.9
Merck & Co., Inc.	2.7
Facebook, Inc., Cl. A	2.5
UnitedHealth Group, Inc.	2.4
General Electric Co.	2.4
Phillips 66	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 9.55% during the reporting period. In comparison, the Fund outperformed the S&P 500 Index (the “Index”), which returned 9.34%. The Fund outperformed the Index in eight out of eleven sectors, led by stock selection in the information technology, financials and energy sectors. The Fund underperformed the Index in the industrials, health care and consumer discretionary sectors, as a result of weaker relative stock selection.

MARKET OVERVIEW

Domestic equities posted solid gains over the six-month reporting period, continuing the strong upward move following the November 2016 election. While the gains were across market capitalizations, larger-cap companies generally saw better returns than smaller-cap companies, and growth-oriented companies generally outperformed value stocks.

The top performing sector of the S&P 500 Index during the reporting period was information technology, reflecting the preference for growth this period. Other strongly performing sectors included consumer discretionary (reflecting continued consumer confidence) and health care (reversing weakness observed in late 2016). On the other side of the coin, the weakest sector by far was energy, thanks to falling commodity prices. The telecommunication services sector also experienced weakness.

Revenues, earnings and cash flows for U.S. corporations continued to grow in the second quarter. However, on the political front, the Trump administration has had a slower than expected start. As a result, we have dialed back our probabilities for outcomes favorable to future corporate earnings such as lower tax rates and regulatory barriers.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that has the potential to outperform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Apple, Alphabet and Facebook.

Amid its iPhone 7 product cycle, Apple reported a solid quarter and offered comforting guidance that suggests fears of mediocre product acceptance were unfounded. Despite three years of only modest iPhone feature upgrades, the market’s attention has rapidly shifted to the potential for a significant iPhone 8 cycle this Fall, with new screens, wireless charging, etc. These more compelling features would come at the same time the growing installed base of iPhone users have held on to their existing phones for longer and longer, setting the stage for an acceleration in Apple’s business.

Alphabet (the holding company of Google) reported a solid set of results that fueled a rerating of the company. Alphabet continued to monetize its rich asset base steadily and thoughtfully. The company is a leader in online ad spending, online video, location based services, cloud services, and has the largest mobile operating system in the world.

3      OPPENHEIMER MAIN STREET FUND/VA

Facebook continued to perform well this reporting period. The company reported strong first quarter results, with revenue beating analysts’ estimates due to strong growth across its applications and solid demand for its mobile ads. Additionally the company continues to increase its moat versus competitors.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included AutoZone, General Electric and Verizon Communications.

During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales which came in below expectations. This further highlighted that the company may be running at a lower EPS (earnings per share) growth rate in the near term (mid-single-digit to high-single-digit) versus double digit growth previously as comparisons are slower and some margin headwinds (some temporary, some not) weigh on earnings. The slowdown appears to be industry-wide as their key competitors have experienced decelerations also. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed as fears of share gains and price compression at the hands of Amazon have gotten extreme.

General Electric declined in the second quarter after the company delivered yet another uninspiring earnings report in April. We and the markets continue to have concerns that management’s 2017-18 financial targets are overly optimistic. Our investment thesis is that GE will slim down to focus on areas where it has a competitive advantage and good business economics. The company announced that a new CEO will take over. We believe this earlier-than-expected CEO transition is at least a partial acknowledgement that a new direction and fresh approach will be needed to drive shareholder value creation going forward.

Verizon Communications faced increased competition and reported earnings and sales over the quarter that missed estimates.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. Although the exact forms and timing of changes that may take place as a result of the U.S. elections are still unclear, here are our base case expectations for what will happen in the year ahead:

•	Lower regulatory burdens, over and above the change already seen

•	Modestly lower U.S. corporate tax rates (fewer companies re-domiciling outside the U.S., and maybe some companies coming back)

•	Offsetting the lower tax rates, fewer specialized deductions

•	Greater fiscal stimulus, most notably defense and infrastructure spending

•	Rhetoric around protectionism in many forms, including higher import tariffs

•	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered. Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, deflation has been the bigger concern in recent years, but these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We remain laser-focused on the rise in “accounting shenanigans” and the expanding spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

4      OPPENHEIMER MAIN STREET FUND/VA

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,095.50	$ 4.06
Service shares	1,000.00	1,094.30	5.36

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.93	3.92
Service shares	1,000.00	1,019.69	5.17

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.78%
Service shares	1.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value

Common Stocks—97.6%
Consumer Discretionary—10.7%
Auto Components—1.2%
Delphi Automotive plc	179,170	$15,704,250
Hotels, Restaurants & Leisure—1.9%
McDonald’s Corp.	163,600	25,056,976
Household Durables—1.2%
Whirlpool Corp.	84,340	16,161,231
Media—3.0%
Comcast Corp., Cl. A	1,047,480	40,767,922
Specialty Retail—3.4%
AutoZone, Inc.[1]	38,930	22,208,008
Lowe’s Cos., Inc.	293,690	22,769,785
		44,977,793
Consumer Staples—8.2%
Beverages—2.9%
PepsiCo, Inc.	329,730	38,080,518
Food Products—3.3%
Kraft Heinz Co. (The)	259,735	22,243,705
Mondelez International, Inc., Cl. A	513,710	22,187,135
		44,430,840
Tobacco—2.0%
Philip Morris International, Inc.	232,669	27,326,974
Energy—6.1%
Oil, Gas & Consumable Fuels—6.1%
Magellan Midstream Partners LP2	366,575	26,125,800
Phillips 66	367,750	30,409,248
Suncor Energy, Inc.	855,680	24,985,856
		81,520,904
Financials—21.1%
Capital Markets—5.6%
Bank of New York Mellon Corp. (The)	399,850	20,400,347
CME Group, Inc., Cl. A	139,470	17,467,223
Intercontinental Exchange, Inc.	297,220	19,592,742
S&P Global, Inc.	117,901	17,212,367
		74,672,679
Commercial Banks—5.4%
Citigroup, Inc.	605,758	40,513,095
SunTrust Banks, Inc.	235,620	13,364,367
US Bancorp	345,450	17,935,764
		71,813,226
Consumer Finance—3.0%
American Express Co.	316,520	26,663,645
Discover Financial Services	207,773	12,921,403
		39,585,048
Diversified Financial Services—2.3%
Berkshire Hathaway, Inc., Cl. B1	178,420	30,218,995
Insurance—3.5%
Marsh & McLennan Cos., Inc.	183,510	14,306,439
MetLife, Inc.	305,540	16,786,368
Progressive Corp. (The)	363,800	16,039,942
		47,132,749
Real Estate Investment Trusts (REITs)—1.3%
Mid-America Apartment Communities, Inc.	96,700	10,190,246
Ventas, Inc.	113,110	7,858,883
		18,049,129
Health Care—14.3%
Biotechnology—3.4%
Celgene Corp.[1]	225,180	29,244,126
Gilead Sciences, Inc.	227,010	16,067,768
		45,311,894

	Shares	Value
Health Care Equipment & Supplies—2.0%
Boston Scientific Corp.[1]	464,640	$12,879,821
Stryker Corp.	99,150	13,760,037
		26,639,858
Health Care Providers & Services—3.5%
Express Scripts Holding Co.[1]	244,987	15,639,970
UnitedHealth Group, Inc.	171,110	31,727,216
		47,367,186
Health Care Technology—0.9%
Cerner Corp.[1]	185,640	12,339,491
Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	132,680	7,869,251
Pharmaceuticals—3.9%
Merck & Co., Inc.	571,000	36,595,390
Mylan NV1	279,760	10,860,283
Valeant Pharmaceuticals International, Inc.[1]	263,510	4,558,723
		52,014,396
Industrials—10.2%
Aerospace & Defense—2.0%
Lockheed Martin Corp.	96,370	26,753,276
Commercial Services & Supplies—1.9%
Johnson Controls International plc	311,635	13,512,494
Republic Services, Inc., Cl. A	56,090	3,574,616
Waste Connections, Inc.	135,737	8,744,177
		25,831,287
Industrial Conglomerates—2.4%
General Electric Co.	1,172,245	31,662,337
Professional Services—1.1%
Nielsen Holdings plc	362,520	14,015,023
Road & Rail—2.8%
Canadian National Railway Co.	201,620	16,341,301
Canadian Pacific Railway Ltd.	134,650	21,653,067
		37,994,368
Information Technology—18.9%
Communications Equipment—1.5%
Cisco Systems, Inc.	653,060	20,440,778
Internet Software & Services—6.9%
Alphabet, Inc., Cl. C1	65,126	59,181,950
Facebook, Inc., Cl. A1	221,580	33,454,148
		92,636,098
IT Services—3.0%
Amdocs Ltd.	341,880	22,037,585
PayPal Holdings, Inc.[1]	337,340	18,105,038
		40,142,623
Semiconductors & Semiconductor Equipment—1.7%
Applied Materials, Inc.	373,340	15,422,676
Maxim Integrated Products, Inc.	144,800	6,501,520
		21,924,196
Technology Hardware, Storage & Peripherals—5.8%
Apple, Inc.	453,066	65,250,565
Western Digital Corp.	139,215	12,334,449
		77,585,014
Materials—3.3%
Chemicals—2.5%
EI du Pont de Nemours & Co.	153,750	12,409,163
PPG Industries, Inc.	194,290	21,364,128
		33,773,291
Construction Materials—0.8%
Vulcan Materials Co.	77,140	9,772,095

7      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	471,935	$21,076,617
Utilities—3.2%
Electric Utilities—2.1%
PG&E Corp.	428,550	28,442,864

	Shares	Value
Multi-Utilities—1.1%
National Grid plc	1,136,010	$ 14,099,878
Total Common Stocks (Cost $929,135,431)		1,303,191,055

Investment Company—2.3%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 0.86%[3,4] (Cost $31,039,559)	31,039,559	31,039,559
Total Investments, at Value (Cost $960,174,990)	99.9%	1,334,230,614
Net Other Assets (Liabilities)	0.1	1,853,563

Net Assets	100.0%	$ 1,336,084,177

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Security is a Master Limited Partnership.
3.	Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	11,146,627	159,672,761	139,779,829	31,039,559

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$31,039,559	$53,049

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $929,135,431)	$1,303,191,055
Affiliated companies (cost $31,039,559)	31,039,559

1,334,230,614
Cash	752,187
Receivables and other assets:
Dividends	2,285,889
Shares of beneficial interest sold	117,137
Other	125,451

Total assets	1,337,511,278
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	935,968
Distribution and service plan fees	163,415
Investments purchased	144,817
Trustees’ compensation	116,156
Shareholder communications	32,312
Other	34,433

Total liabilities	1,427,101
Net Assets	$1,336,084,177

Composition of Net Assets
Par value of shares of beneficial interest	$44,452
Additional paid-in capital	870,309,315
Accumulated net investment income	4,603,132
Accumulated net realized gain on investments and foreign currency transactions	88,258,471
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	372,868,807

Net Assets	$1,336,084,177

Net Asset Value Per Share
Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $549,585,886 and 18,185,695 shares of beneficial interest outstanding)	$30.22
Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $786,498,291 and 26,265,943 shares of beneficial interest outstanding)	$29.94

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $89,651)	$13,171,153
Affiliated companies	53,049

Total investment income	13,224,202
Expenses
Management fees	4,253,285
Distribution and service plan fees - Service shares	973,927
Transfer and shareholder servicing agent fees:
Non-Service shares	255,004
Service shares	389,403
Shareholder communications:
Non-Service shares	26,529
Service shares	40,554
Trustees’ compensation	20,944
Borrowing fees	11,724
Custodian fees and expenses	4,022
Other	49,557

Total expenses	6,024,949
Less reduction to custodian expenses	(152)
Less waivers and reimbursements of expenses	(7,781)

Net expenses	6,017,016
Net Investment Income	7,207,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	87,984,474
Foreign currency transactions	(14,148)

Net realized gain	87,970,326
Net change in unrealized appreciation/depreciation on:
Investment transactions	21,849,030
Translation of assets and liabilities denominated in foreign currencies	13,646

Net change in unrealized appreciation/depreciation	21,862,676
Net Increase in Net Assets Resulting from Operations	$117,040,188

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$7,207,186	$12,636,575
Net realized gain	87,970,326	29,438,205
Net change in unrealized appreciation/depreciation	21,862,676	88,749,651

Net increase in net assets resulting from operations	117,040,188	130,824,431
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(6,687,663)	(5,704,267)
Service shares	(8,150,647)	(6,065,396)

	(14,838,310)	(11,769,663)
Distributions from net realized gain:
Non-Service shares	(8,972,517)	(60,632,295)
Service shares	(13,368,399)	(84,601,632)

	(22,340,916)	(145,233,927)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	33,726,646	(20,488,952)
Service shares	(35,293,853)	70,674,306

	(1,567,207)	50,185,354
Net Assets
Total increase	78,293,755	24,006,195
Beginning of period	1,257,790,422	1,233,784,227

End of period (including accumulated net investment income of $4,603,132 and $12,234,256, respectively)	$1,336,084,177	$1,257,790,422

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$28.41	$29.24	$33.61	$31.24	$23.97	$20.71
Income (loss) from investment operations:
Net investment income[1]	0.19	0.33	0.33	0.28	0.24	0.26
Net realized and unrealized gain	2.53	2.76	0.80	3.01	7.33	3.22

Total from investment operations	2.72	3.09	1.13	3.29	7.57	3.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.34)	(0.32)	(0.27)	(0.30)	(0.22)
Distributions from net realized gain	(0.52)	(3.58)	(5.18)	(0.65)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.91)	(3.92)	(5.50)	(0.92)	(0.30)	(0.22)
Net asset value, end of period	$30.22	$28.41	$29.24	$33.61	$31.24	$23.97

Total Return, at Net Asset Value[2]	9.55%	11.62%	3.33%	10.70%	31.77%	16.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$549,586	$485,196	$518,456	$559,933	$561,016	$481,089
Average net assets (in thousands)	$514,599	$502,522	$541,020	$554,449	$517,750	$466,231
Ratios to average net assets:[3]
Net investment income	1.28%	1.16%	1.05%	0.86%	0.87%	1.12%
Expenses excluding specific expenses listed below	0.78%	0.79%	0.78%	0.77%	0.78%	0.78%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.78%	0.79%	0.78%	0.77%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%[6]	0.79%[6]	0.78%[6]	0.77%[6]	0.78%[6]	0.78%[6]
Portfolio turnover rate	23%	33%	44%	43%	49%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.78%
Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$28.12	$28.98	$33.33	$30.99	$23.78	$20.53
Income (loss) from investment operations:
Net investment income[1]	0.15	0.26	0.25	0.19	0.17	0.20
Net realized and unrealized gain	2.51	2.72	0.80	2.99	7.27	3.20

Total from investment operations	2.66	2.98	1.05	3.18	7.44	3.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.26)	(0.22)	(0.19)	(0.23)	(0.15)
Distributions from net realized gain	(0.52)	(3.58)	(5.18)	(0.65)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.84)	(3.84)	(5.40)	(0.84)	(0.23)	(0.15)
Net asset value, end of period	$29.94	$28.12	$28.98	$33.33	$30.99	$23.78

Total Return, at Net Asset Value[2]	9.43%	11.30%	3.11%	10.40%	31.44%	16.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$786,498	$772,594	$715,328	$806,023	$915,027	$869,372
Average net assets (in thousands)	$785,819	$725,836	$757,218	$856,467	$895,073	$913,871
Ratios to average net assets:[3]
Net investment income	1.01%	0.94%	0.80%	0.61%	0.62%	0.85%
Expenses excluding specific expenses listed below	1.03%	1.04%	1.03%	1.02%	1.04%	1.03%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.03%	1.04%	1.03%	1.02%	1.04%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%[6]	1.04%[6]	1.03%[6]	1.02%[6]	1.04%[6]	1.03%[6]
Portfolio turnover rate	23%	33%	44%	43%	49%	37%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.03%
Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

14      OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$961,659,891

Gross unrealized appreciation	$380,050,060

Gross unrealized depreciation	(8,666,154)

Net unrealized appreciation	$371,383,906

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$142,668,172	$—	$—	$142,668,172
Consumer Staples	109,838,332	—	—	109,838,332
Energy	81,520,904	—	—	81,520,904
Financials	281,471,826	—	—	281,471,826
Health Care	191,542,076	—	—	191,542,076
Industrials	136,256,291	—	—	136,256,291
Information Technology	252,728,709	—	—	252,728,709
Materials	43,545,386	—	—	43,545,386
Telecommunication Services	21,076,617	—	—	21,076,617
Utilities	28,442,864	14,099,878	—	42,542,742
Investment Company	31,039,559	—	—	31,039,559

Total Assets	$1,320,130,736	$14,099,878	$—	$1,334,230,614

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market

16      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,853,650	$56,107,667	1,123,635	$31,497,254
Dividends and/or distributions reinvested	515,816	15,660,180	2,522,303	66,336,562
Acquisition—Note 10	14,913	454,099	—	—
Redeemed	(1,278,984)	(38,495,300)	(4,296,043)	(118,322,768)

Net increase (decrease)	1,105,395	$33,726,646	(650,105)	$(20,488,952)

Service Shares
Sold	779,092	$23,118,418	4,774,619	$132,212,797
Dividends and/or distributions reinvested	715,394	21,519,046	3,477,830	90,667,028
Acquisition—Note 10	244,900	7,376,390	—	—
Redeemed	(2,943,594)	(87,307,707)	(5,466,756)	(152,205,519)

Net increase (decrease)	(1,204,208)	$(35,293,853)	2,785,693	$70,674,306

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$299,832,608	$359,270,222

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.
Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until

18      OPPENHEIMER MAIN STREET FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. Prior to May 1, 2017, the Fund was subject to an expense limitation wherein the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses, as percentages of daily net assets, would not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. Effective May 1, 2017, this expense limitation has been removed.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7,781 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Acquisition of Oppenheimer Equity Income Fund/VA

On May 1, 2017, the Fund acquired all of the net assets of Oppenheimer Equity Income Fund/VA, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Equity Income Fund/VA shareholders on February 10, 2017. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Equity Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on May 1, 2017[1]
Non-Service shares	0.347188309	14,913	$454,099	$522,307,311
Service shares	0.430279316	244,900	7,376,390	789,160,812

1. The net assets acquired included net unrealized appreciation of $1,182,786 and an unused capital loss carryforward of $126,540, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income		$7,246,846
Net gain on investments		110,019,342
Net increase in net assets resulting from operations		117,266,188

19      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC -0330.

20      OPPENHEIMER MAIN STREET FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Fund/VA	6/20/17	39.9%	51.8%	8.3%

21      OPPENHEIMER MAIN STREET FUND/VA

SPECIAL SHAREHOLDER MEETING Unaudited

On February 10, 2017, a shareholder meeting of Oppenheimer Equity Income Fund/VA, a series of Oppenheimer Variable Account Funds (the “Fund”) was held at which the proposal below was approved as described in the combined prospectus/proxy statement for Oppenheimer Main Street Fund/VA dated January 5, 2017 (the “Proxy Statement”). The following is a report of the votes cast:

Proposal: To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between Oppenheimer Equity Income Fund/ VA, a series of Oppenheimer Variable Account Funds (the “Target Fund”) and Oppenheimer Main Street Fund®/VA, a series of Oppenheimer Variable Account Funds (the “Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for Non-Service and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Non-Service and Service shares shareholders of the Target Fund in complete liquidation of the Target Fund; and (c) the cancellation of the outstanding shares of the Target Fund.

For	Against	Abstain
602,449	29,854	19,523

22      OPPENHEIMER MAIN STREET FUND/VA

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23      OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J, Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
Main Street Small Cap Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	6.98%	22.74%	15.07%	7.43%
Service Shares	7/16/01	6.92	22.44	14.79	7.17
Russell 2000 Index		4.99	24.60	13.70	6.92

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Korn/Ferry International	2.4%
Prestige Brands Holdings, Inc.	2.3
MB Financial, Inc.	2.0
Portland General Electric Co.	1.8
On Assignment, Inc.	1.8
CACI International, Inc., Cl. A	1.7
Brandywine Realty Trust	1.7
j2 Global, Inc.	1.7
NuVasive, Inc.	1.7
Four Corners Property Trust, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 6.98% during the reporting period. In comparison, the Fund outperformed the Russell 2000 Index (the “Index”), which returned 4.99%. The Fund’s outperformance relative to the Index stemmed largely from stronger relative stock selection in the information technology, real estate and energy sectors. Underperformers included stock selection and an underweight position in health care, and stock selection in financials and utilities.

MARKET OVERVIEW

Domestic equities posted solid gains over the six-month reporting period, continuing the strong upward move following the November 2016 election. While the gains were across market capitalizations, larger-cap companies generally saw better returns than smaller-cap companies, and growth-oriented companies generally outperformed value stocks.

Top performing sectors of the Russell 2000 Index during the reporting period were health care, information technology, telecommunication services and utilities. On the other side of the coin, the weakest sector by far was energy, thanks to falling commodity prices. Consumer staples also experienced losses and financials fell modestly for the Index.

Revenues, earnings and cash flows for U.S. corporations continued to grow during the reporting period. However, on the political front, the Trump administration has had a slower than expected start. As a result, we have dialed back our probabilities for outcomes favorable to future corporate earnings such as lower tax rates and regulatory barriers.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that has the potential to outperform no matter the environment.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g., gaining market share, expanding profit margins), with at least reasonable stock valuations. We believe companies with these qualities generally have more stable earnings.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Pegasystems, DuPont Fabros Technology and Spectranetics. Pegasystems has been benefitting from its real time decision technology for recommending marketing and sales actions. In addition, the company’s increased focus on developing its system integrator ecosystem has been helping to drive volumes while also lowering the mix of services revenue. We continue to like the company’s positioning for predictive analytics and real-time decision technology. During the reporting period, Digital Realty Trust announced plans to acquire data center REIT DuPont Fabros Technology, which benefited our investment in DuPont Fabros. In addition, Philips announced the acquisition of medical device maker Spectranetics for $38.50 a share in cash, a 27% premium.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Sally Beauty Holdings, Group 1 Automotive and Matthews International.

Sally Beauty is the largest retailer of professional beauty supplies in the world. Concerns about the sustainability of many U.S. retail models due to Amazon, combined with uneven execution at beauty products retailer Sally Beauty, have pressured the stock, resulting in a valuation suggesting a truly broken retail story. Though we did reduce our position, we continue to believe that the company’s model (two thirds of its sales flow through a loyalty program, one third of sales are to a professional customer) is viable and that self-inflicted execution issues can be resolved.

Auto dealer Group 1 Automotive declined after reporting a weaker than expected first quarter and forward guidance, due primarily to softness in their largest markets of Texas and Oklahoma. The energy bust of the past few years has taken a toll on auto demand, most notably in the Houston market. In addition, investor pessimism about the future national rate of vehicle sales (“SAAR”) weighed on the entire dealer peer group, including Group 1. We believe the stock is oversold and the valuation is compelling, so we are maintaining our position in the shares.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Matthews International is a provider of graphics and imaging solutions, memorialization products and industrial technologies. It experienced declines this quarter due to a slowdown in demand for graphics services, as regulatory changes in food labeling on packages have been delayed. We expect this area to recover and are maintaining our position in the shares.

STRATEGY & OUTLOOK

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have continued their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We remain laser-focused on the rise in “accounting shenanigans” and the expanding spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think seeking companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,069.80	$4.11
Service shares	1,000.00	1,069.20	5.40

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value

Common Stocks—98.6%

Consumer Discretionary—11.1%

Auto Components—1.6%

Visteon Corp.[1]	167,400	$17,084,844

Diversified Consumer Services—0.9%

Houghton Mifflin Harcourt Co.[1]	804,570	9,896,211

Hotels, Restaurants & Leisure—1.9%

Sonic Corp.	485,990	12,873,875

Texas Roadhouse, Inc., Cl. A	143,520	7,312,344

		20,186,219

Media—1.2%

Madison Square Garden Co. (The),
Cl. A1	33,850	6,665,065

WideOpenWest, Inc.[1]	342,955	5,967,417

		12,632,482

Multiline Retail—0.5%

Fred’s, Inc., Cl. A	543,700	5,018,351

Specialty Retail—4.4%

Burlington Stores, Inc.[1]	102,110	9,393,099

Carvana Co., Cl. A1	224,207	4,589,517

DSW, Inc., Cl. A	555,910	9,839,607

Group 1 Automotive, Inc.	234,600	14,854,872

Sally Beauty Holdings, Inc.[1]	415,610	8,416,103

		47,093,198

Textiles, Apparel & Luxury Goods—0.6%

Canada Goose Holdings, Inc.[1]	324,970	6,418,157

Consumer Staples—2.2%

Beverages—0.6%

Boston Beer Co., Inc. (The), Cl. A1	50,380	6,657,717

Food Products—1.6%

Hostess Brands, Inc., Cl. A1	1,053,850	16,966,985

Energy—3.9%

Energy Equipment & Services—0.3%

RigNet, Inc.[1]	185,210	2,972,621

Oil, Gas & Consumable Fuels—3.6%

Cone Midstream Partners LP2	368,178	6,976,973

HollyFrontier Corp.	296,729	8,151,146

Matador Resources Co.[1]	268,573	5,739,405

Noble Midstream Partners LP2	170,166	7,725,536

Renewable Energy Group, Inc.[1]	735,643	9,526,577

		38,119,637

Financials—24.0%

Capital Markets—1.0%

Stifel Financial Corp.[1]	222,210	10,217,216

Commercial Banks—11.4%

Bank of NT Butterfield & Son Ltd. (The)	217,680	7,422,888

BankUnited, Inc.	453,315	15,281,249

Berkshire Hills Bancorp, Inc.	230,240	8,092,936

Chemical Financial Corp.	205,706	9,958,227

Customers Bancorp, Inc.[1]	225,610	6,380,251

FCB Financial Holdings, Inc., Cl. A1	172,170	8,221,117

IBERIABANK Corp.	211,670	17,251,105

MB Financial, Inc.	486,730	21,435,589

Sterling Bancorp	500,050	11,626,163

Webster Financial Corp.	304,480	15,899,946

		121,569,471

Insurance—0.9%

James River Group Holdings Ltd.	242,960	9,652,801

Real Estate Investment Trusts (REITs)—7.3%

Brandywine Realty Trust	1,035,360	18,149,861

CYS Investments, Inc.	1,921,060	16,156,115

DiamondRock Hospitality Co.	1,131,390	12,388,720

Four Corners Property Trust, Inc.	706,500	17,740,215

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

National Storage Affiliates Trust	611,156	$14,123,815

		78,558,726

Real Estate Management & Development—1.0%

Realogy Holdings Corp.	343,490	11,146,251

Thrifts & Mortgage Finance—2.4%

Beneficial Bancorp, Inc.	432,990	6,494,850

OceanFirst Financial Corp.	245,600	6,660,672

Oritani Financial Corp.	433,260	7,387,083

WSFS Financial Corp.	105,380	4,778,983

		25,321,588

Health Care—10.9%

Biotechnology—2.5%

ACADIA Pharmaceuticals, Inc.[1]	163,800	4,568,382

Clovis Oncology, Inc.[1]	61,200	5,730,156

Exact Sciences Corp.[1]	158,010	5,588,814

Sage Therapeutics, Inc.[1]	64,760	5,157,486

Ultragenyx Pharmaceutical, Inc.[1]	85,640	5,319,100

		26,363,938

Health Care Equipment & Supplies—4.0%

NuVasive, Inc.[1]	234,060	18,003,895

NxStage Medical, Inc.[1]	442,120	11,083,949

Spectranetics Corp. (The)[1]	349,650	13,426,560

		42,514,404

Health Care Providers & Services—1.7%

Addus HomeCare Corp.[1]	112,440	4,182,768

Amedisys, Inc.[1]	229,250	14,399,192

		18,581,960

Pharmaceuticals—2.7%

Prestige Brands Holdings, Inc.[1]	475,636	25,118,337

TherapeuticsMD, Inc.[1]	773,650	4,077,136

		29,195,473

Industrials—19.8%

Aerospace & Defense—0.8%

Wesco Aircraft Holdings, Inc.[1]	821,220	8,910,237

Airlines—1.3%

Spirit Airlines, Inc.[1]	269,400	13,914,510

Building Products—1.2%

Masonite International Corp.[1]	176,180	13,301,590

Commercial Services & Supplies—3.3%

ACCO Brands Corp.[1]	1,255,437	14,625,841

Advanced Disposal Services, Inc.[1]	379,280	8,621,034

Matthews International Corp., Cl. A	198,230	12,141,588

		35,388,463

Construction & Engineering—2.3%

Dycom Industries, Inc.[1]	161,380	14,446,737

KBR, Inc.	637,040	9,695,749

		24,142,486

Electrical Equipment—1.2%

Generac Holdings, Inc.[1]	368,850	13,326,551

Machinery—3.1%

Greenbrier Cos., Inc. (The)	214,820	9,935,425

Manitowoc Co., Inc. (The)[1]	979,760	5,888,358

Navistar International Corp.[1]	282,010	7,397,122

Rexnord Corp.[1]	436,110	10,139,557

		33,360,462

Professional Services—4.2%

Korn/Ferry International	728,661	25,160,663

On Assignment, Inc.[1]	362,350	19,621,253

		44,781,916

Road & Rail—1.2%

Genesee & Wyoming, Inc., Cl. A1	184,350	12,607,697

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Trading Companies & Distributors—1.2%

SiteOne Landscape Supply, Inc.[1]	240,490	$12,519,909

Information Technology—17.2%

Electronic Equipment, Instruments, & Components—0.4%

Vishay Intertechnology, Inc.	284,510	4,722,866

Internet Software & Services—3.3%

Envestnet, Inc.[1]	260,490	10,315,404

j2 Global, Inc.	212,383	18,071,670

Yelp, Inc., Cl. A1	237,470	7,128,849

		35,515,923

IT Services—2.5%

Booz Allen Hamilton Holding Corp., Cl. A	263,510	8,574,615

CACI International, Inc., Cl. A1	149,640	18,712,482

		27,287,097

Semiconductors & Semiconductor Equipment—4.9%

Brooks Automation, Inc.	448,520	9,728,399

Cypress Semiconductor Corp.	554,781	7,572,761

MaxLinear, Inc., Cl. A1	398,560	11,115,838

MKS Instruments, Inc.	171,860	11,566,178

Semtech Corp.[1]	346,090	12,372,717

		52,355,893

Software—6.1%

CommVault Systems, Inc.[1]	148,630	8,390,163

Guidewire Software, Inc.[1]	164,560	11,306,918

Paylocity Holding Corp.[1]	159,690	7,214,794

Pegasystems, Inc.	242,030	14,122,451

Proofpoint, Inc.[1]	135,880	11,798,460

Zynga, Inc., Cl. A1	3,526,100	12,835,004

		65,667,790

	Shares	Value

Materials—5.8%

Construction Materials—1.4%

Summit Materials, Inc., Cl. A1	508,934	$14,692,925

Metals & Mining—2.7%

Century Aluminum Co.[1]	287,410	4,477,848

Compass Minerals International, Inc.	138,800	9,063,640

Kaiser Aluminum Corp.	169,830	15,033,351

		28,574,839

Paper & Forest Products—1.7%

Boise Cascade Co.[1]	354,170	10,766,768

PH Glatfelter Co.	358,050	6,996,297

		17,763,065

Utilities—3.7%

Electric Utilities—1.8%

Portland General Electric Co.	431,880	19,732,597

Gas Utilities—1.0%

Suburban Propane Partners LP2	442,250	10,521,128

Water Utilities—0.9%

American States Water Co.	197,310	9,354,467

Total Common Stocks (Cost $831,486,192)		1,054,610,661

Investment Company—1.2%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[3,4] (Cost $13,325,419)	13,325,419	13,325,419

Total Investments, at Value (Cost $844,811,611)	99.8%	1,067,936,080

Net Other Assets (Liabilities)	0.2	2,348,694

Net Assets	100.0%	$1,070,284,774

Footnotes to Statement of Investments.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	30,101,780	171,625,311	188,401,672	13,325,419

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$13,325,419	$59,480

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $831,486,192)	$1,054,610,661
Affiliated companies (cost $13,325,419)	13,325,419

1,067,936,080

Cash	2,069,359

Receivables and other assets:
Investments sold	5,602,194
Dividends	1,248,532
Shares of beneficial interest sold	86,926
Other	60,605

Total assets	1,077,003,696

Liabilities
Payables and other liabilities:
Investments purchased	5,863,223
Shares of beneficial interest redeemed	568,314
Distribution and service plan fees	188,430
Trustees’ compensation	52,876
Shareholder communications	26,148
Other	19,931

Total liabilities	6,718,922

Net Assets	$1,070,284,774

Composition of Net Assets
Par value of shares of beneficial interest	$44,780

Additional paid-in capital	772,557,451

Accumulated net investment loss	(1,940,971)

Accumulated net realized gain on investments	76,499,045

Net unrealized appreciation on investments	223,124,469

Net Assets	$1,070,284,774

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $149,502,515 and 6,184,402 shares of beneficial interest outstanding)	$24.17

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $920,782,259 and 38,595,410 shares of beneficial interest outstanding)	$23.86

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$5,485,566
Affiliated companies	59,480

Total investment income	5,545,046

Expenses
Management fees	3,585,079

Distribution and service plan fees - Service shares	1,135,864

Transfer and shareholder servicing agent fees:
Non-Service shares	74,863
Service shares	454,336

Shareholder communications:
Non-Service shares	10,740
Service shares	65,192

Trustees’ compensation	18,041

Borrowing fees	9,665

Custodian fees and expenses	2,744

Other	45,118

Total expenses	5,401,642
Less reduction to custodian expenses	(215)
Less waivers and reimbursements of expenses	(22,310)

Net expenses	5,379,117

Net Investment Income	165,929

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	77,255,186

Net change in unrealized appreciation/depreciation on investment transactions	(5,967,355)

Net Increase in Net Assets Resulting from Operations	$71,453,760

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$165,929	$5,176,771

Net realized gain	77,255,186	64,008,292

Net change in unrealized appreciation/depreciation	(5,967,355)	97,917,019

Net increase in net assets resulting from operations	71,453,760	167,102,082

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,318,291)	(682,044)
Service shares	(5,916,141)	(2,155,681)

	(7,234,432)	(2,837,725)

Distributions from net realized gain:
Non-Service shares	(8,092,449)	(5,056,400)
Service shares	(49,338,866)	(33,184,812)

	(57,431,315)	(38,241,212)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	3,297,212	(467,642)
Service shares	(7,265,103)	(43,913,591)

	(3,967,891)	(44,381,233)

Net Assets
Total increase	2,820,122	81,641,912

Beginning of period	1,067,464,652	985,822,740

End of period (including accumulated net investment income (loss) of $(1,940,971) and $5,127,532, respectively)	$1,070,284,774	$1,067,464,652

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$24.08	$21.32	$26.56	$27.80	$20.14	$17.17

Income (loss) from investment operations:
Net investment income[1]	0.03	0.16	0.12	0.26	0.16	0.21
Net realized and unrealized gain (loss)	1.64	3.55	(1.28)	2.74	8.01	2.87

Total from investment operations	1.67	3.71	(1.16)	3.00	8.17	3.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.11)	(0.23)	(0.25)	(0.22)	(0.11)
Distributions from net realized gain	(1.36)	(0.84)	(3.85)	(3.99)	(0.29)	0.00

Total dividends and/or distributions to shareholders	(1.58)	(0.95)	(4.08)	(4.24)	(0.51)	(0.11)

Net asset value, end of period	$24.17	$24.08	$21.32	$26.56	$27.80	$20.14

Total Return, at Net Asset Value[2]	6.98%	18.05%	(5.90)%	11.93%	41.01%	17.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,503	$145,428	$129,104	$136,402	$134,692	$87,267

Average net assets (in thousands)	$150,972	$130,889	$134,932	$133,864	$113,522	$83,790

Ratios to average net assets:[3]
Net investment income	0.24%	0.74%	0.49%	0.99%	0.67%	1.09%
Expenses excluding specific expenses listed below	0.81%	0.81%	0.80%	0.80%	0.81%	0.83%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.81%	0.81%	0.80%	0.80%	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%[6]	0.79%	0.80%	0.80%

Portfolio turnover rate	20%	65%	43%	65%	60%	92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.81%
Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$23.75	$21.05	$26.26	$27.53	$19.96	$17.02

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.10	0.06	0.19	0.10	0.15
Net realized and unrealized gain (loss)	1.63	3.49	(1.25)	2.71	7.93	2.85

Total from investment operations	1.63	3.59	(1.19)	2.90	8.03	3.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.05)	(0.17)	(0.18)	(0.17)	(0.06)
Distributions from net realized gain	(1.36)	(0.84)	(3.85)	(3.99)	(0.29)	0.00

Total dividends and/or distributions to shareholders	(1.52)	(0.89)	(4.02)	(4.17)	(0.46)	(0.06)

Net asset value, end of period	$23.86	$23.75	$21.05	$26.26	$27.53	$19.96

Total Return, at Net Asset Value[3]	6.92%	17.67%	(6.09)%	11.66%	40.62%	17.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$920,782	$922,037	$856,719	$968,637	$990,168	$849,920

Average net assets (in thousands)	$916,251	$850,883	$927,514	$957,874	$935,083	$836,487

Ratios to average net assets:[4]
Net investment income (loss)	(0.00)%[5]	0.49%	0.24%	0.75%	0.43%	0.82%
Expenses excluding specific expenses listed below	1.06%	1.06%	1.05%	1.05%	1.06%	1.08%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.06%	1.06%	1.05%	1.05%	1.06%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%[7]	1.04%	1.05%	1.05%

Portfolio turnover rate	20%	65%	43%	65%	60%	92%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.06%
Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including

13      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforward. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$847,047,715

Gross unrealized appreciation	$246,053,077

Gross unrealized depreciation	(25,164,712)

Net unrealized appreciation	$220,888,365

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

14      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$118,329,462	$—	$—	$118,329,462
Consumer Staples	23,624,702	—	—	23,624,702
Energy	41,092,258	—	—	41,092,258
Financials	256,466,053	—	—	256,466,053
Health Care	116,655,775	—	—	116,655,775
Industrials	212,253,821	—	—	212,253,821
Information Technology	185,549,569	—	—	185,549,569
Materials	61,030,829	—	—	61,030,829
Utilities	39,608,192	—	—	39,608,192
Investment Company	13,325,419	—	—	13,325,419

Total Assets	$1,067,936,080	$—	$—	$1,067,936,080

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity

15      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	439,047	$10,862,399	1,207,275	$26,014,115
Dividends and/or distributions reinvested	392,769	9,410,740	272,999	5,738,444
Redeemed	(687,953)	(16,975,927)	(1,493,942)	(32,220,201)

Net increase (decrease)	143,863	$3,297,212	(13,668)	$(467,642)

16      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Service Shares
Sold	1,200,742	$29,381,276	3,595,856	$73,971,132
Dividends and/or distributions reinvested	2,336,364	55,255,007	1,701,517	35,340,493
Redeemed	(3,758,604)	(91,901,386)	(7,186,807)	(153,225,216)

Net decrease	(221,498)	$(7,265,103)	(1,889,434)	$(43,913,591)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$211,407,100	$272,854,472

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.68% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

17      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$1,954
Service shares	11,429

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $ 8,927 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations.

18      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Small Cap Fund®/VA	6/20/17	7.4%	44.0%	48.6%

20      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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21      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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23      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at
1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
Government Money Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 6/30/17
With Compounding	0.48%
Without Compounding	0.47%
For the 6-Month Period Ended 6/30/17
With Compounding	0.19%
Without Compounding	0.19%

Performance data quoted represents past performance, which does not guarantee future results. Yields are annualized and include dividends in a hypothetical investment for the periods shown. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

PORTFOLIO ALLOCATION
U.S. Government Agencies	53.1%
Repurchase Agreements	36.2
Short-Term Notes/Commercial Paper	7.1
Investment Companies	3.2
U.S. Government Obligations	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of investments.

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Update

On April 29, 2016, the Fund converted from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA.1 As such, the Fund now operates as a government money market fund, which requires that it invest 99.5% or more of its total assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash. As a government money market fund, the Fund invests primarily in government agency securities, such as Federal Home Loan Bank System obligations, and short-term repurchase agreements collateralized by agency and treasury securities. Under the new rules adopted by the Securities and Exchange Commission (“SEC”) effective in October 14, 2016, the Fund posts current and historical Fund metrics on the oppenheimerfunds.com website. Among these are the market based NAV, Daily Liquid Assets, Weekly Liquid Assets and Fund Net Inflows or Outflows.

FUND PERFORMANCE DISCUSSION

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV), while providing competitive income. Short-term government market rates have risen in conjunction with the Federal Reserve (the “Fed”) raising its overnight benchmark Federal Funds rate in December 2016, March 2017, and June 2017. The Fund has benefited from its low weighted average maturity (WAM), as positions have matured and we have reinvested at higher rates. We would expect that should the Fed raise its overnight rate in either September or December that the Fund’s yield would increase as well.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. In connection with new rules governing money market funds fully implemented in October 2016, effective April 29, 2016, Oppenheimer Monet Fund/VA changed its name to Oppenheimer Government Money Fund/VA, and made changes to its investment strategies that will enable it to operate as a government money market fund.

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017

	$1,000.00	$1,001.00	$2.48

Hypothetical
(5% return before expenses)

	1,000.00	1,022.32	2.51

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 is as follows:

Expense Ratio

0.50%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Short-Term Notes/Commercial Paper—7.3%

CA ABAG Finance Authority for Nonprofit Corp., 0.97%[1]	7/7/17	7/7/17	$4,500,000	$4,500,000

New York City Housing Development Corp.:
1.03%[1]	7/7/17	7/7/17	3,750,000	3,750,000
1.10%[1]	7/7/17	7/7/17	6,000,000	6,000,000

New York State Housing Finance Agency, 0.98%[1]	7/7/17	7/7/17	9,200,000	9,200,000

Pima County, AZ Industrial Development Authority, 0.91%[1]	7/7/17	7/7/17	745,000	745,000

Southeast Texas Housing Finance Corp., 1.01%[1]	7/7/17	7/7/17	5,000,000	5,000,000

WA State Housing Finance Commission, 0.94%[1]	7/7/17	7/7/17	5,000,000	5,000,000

Total Short-Term Notes/Commercial Paper (Cost $34,195,000)				34,195,000

U.S. Government Agencies—54.2%

Federal Agricultural Mortgage Corp., 1.15%[1,2]	7/1/17	7/3/18	3,000,000	3,000,000

Federal Farm Credit Bank:
1.15%	5/30/18	5/30/18	3,000,000	2,996,702
1.23%[1]	7/27/17	11/27/17	2,000,000	2,000,380

Federal Home Loan Bank:
0.625%	10/26/17	10/26/17	2,000,000	1,999,084
0.653%	7/19/17	7/19/17	31,170,000	31,159,854
0.74%	9/22/17	9/22/17	1,000,000	999,503
0.745%[1]	7/27/17	7/27/17	2,000,000	1,999,957
0.75%[1]	7/10/17	7/10/17	2,000,000	2,000,000
0.815%	7/21/17	7/21/17	11,000,000	10,995,029
0.831%	7/10/17	7/10/17	3,000,000	2,999,378
0.862%	7/5/17	7/5/17	18,840,000	18,838,198
0.875%	3/19/18	3/19/18	1,000,000	998,029
0.876%	7/14/17	7/14/17	10,200,000	10,196,777
0.92%	7/12/17	7/12/17	17,300,000	17,295,144
0.921%	7/7/17	7/7/17	12,000,000	11,998,160
0.921%	7/13/17	7/13/17	10,000,000	9,996,933
0.945%	8/18/17	8/18/17	1,000,000	998,743
0.955%	10/20/17	10/20/17	5,000,000	4,985,354
0.966%	7/26/17	7/26/17	15,900,000	15,889,340
0.973%	9/5/17	9/5/17	4,000,000	3,992,887
0.98%	7/11/17	7/11/17	15,000,000	14,995,917
0.984%	9/26/17	9/26/17	5,000,000	4,988,158
1.001%	8/2/17	8/2/17	15,000,000	14,986,667
1.001%	7/25/17	7/25/17	25,000,000	24,983,333
1.011%	8/4/17	8/4/17	4,000,000	3,996,188
1.039%[1]	9/1/17	3/1/18	1,000,000	1,000,344
1.041%[1]	7/25/17	1/25/18	1,000,000	1,000,000
1.051%	9/15/17	9/15/17	2,000,000	1,995,575
1.051%[1]	7/25/17	1/25/18	2,000,000	1,999,881
1.073%[1]	7/22/17	5/22/18	1,500,000	1,499,958
1.091%[1]	7/26/17	12/26/17	2,000,000	2,000,000
1.102%[1]	7/26/17	1/26/18	2,000,000	2,002,988
1.116%[1]	7/5/17	9/5/17	1,135,000	1,135,187
1.132%	12/27/17	12/27/17	7,000,000	6,960,809
1.14%[1]	8/9/17	8/9/17	7,000,000	7,002,044
1.154%[1]	7/7/17	12/7/17	3,000,000	3,001,529
1.169%[1]	8/25/17	8/25/17	2,000,000	2,000,960

Federal Home Loan Mortgage Corp.:
0.75%	7/14/17	7/14/17	1,000,000	1,000,007
1.00%	12/15/17	12/15/17	2,000,000	2,000,921

Total U.S. Government Agencies (Cost $253,889,918)				253,889,918

U.S. Government Obligations—0.4%

United States Treasury Nts.:
0.625%	8/31/17	8/31/17	1,000,000	999,772
1.875%	9/30/17	9/30/17	1,000,000	1,002,287

Total U.S. Government Obligations (Cost $2,002,059)				2,002,059

5      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Repurchase Agreements—37.1%

Repurchase Agreements[3] (Cost $173,400,000)	$173,400,000	$173,400,000

	Shares

Investment Company—3.3%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[4,5] (Cost $15,223,816)	15,223,816	15,223,816

Total Investments, at Value (Cost $478,710,793)	102.3%	478,710,793

Net Other Assets (Liabilities)	(2.3)	(10,541,006)

Net Assets	100.0%	$468,169,787

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]

Credit Agricole Corp. & Investment Bank	1.08%	6/30/17	7/3/17	$4,000,000	U.S. Treasury Nts., 1.875%, 2/28/22	$(4,080,400)	$4,000,000	$4,000,393
Deutsche Bank Securities, Inc.	1.16	6/30/17	7/3/17	6,500,000	U.S. Treasury Nts., 1.25%, 7/15/20	(6,630,714)	6,500,000	6,500,700
Deutsche Bank Securities, Inc.	0.96	6/2/17	7/6/17	5,000,000	U.S. Treasury Nts., 1.25%, 7/15/20	(5,104,248)	5,000,000	5,004,164
Deutsche Bank Securities, Inc.	1.11	6/22/17	7/24/17	5,000,000	U.S. Treasury Nts., 1.25%, 7/15/20	(5,101,779)	5,000,000	5,001,744
INTL FCStone Financial, Inc.	1.10	6/27/17	7/3/17	5,000,000	U.S. Treasury Nts., 2.00%, 7/31/20 and U.S. Treasury Bills, 0.00%, 7/6/17-6/21/18	(5,102,638)	5,000,000	5,000,917
RBC Dominion Securities, Inc.	1.05	6/30/17	7/3/17	60,900,000	U.S. Treasury Nts., 1.25%-1.625%, 8/31/18-2/15/26 and U.S. Government Agency Mortgages, 3.50%-5.00%, 7/15/40-5/20/47	(62,123,530)	60,900,000	60,905,422
RBC Dominion Securities, Inc.	1.03	6/28/17	7/5/17	12,000,000	U.S. Treasury Nts., 1.50%-2.375%, 8/31/18-8/15/24 and U.S. Government Agency Mortgages, 3.50%, 5/20/47	(12,241,802)	12,000,000	12,001,767
RBC Dominion Securities, Inc.	1.04	6/27/17	7/3/17	4,000,000	U.S. Treasury Nts., 1.50%-2.375%, 8/31/18-8/15/24 and U.S. Government Agency Mortgages, 3.50%, 5/20/47	(4,080,788)	4,000,000	4,000,773
RBC Dominion Securities, Inc.	1.04	6/29/17	7/6/17	2,000,000	U.S. Treasury Nts., 1.00%-1.50%, 8/31/18-11/30/18 and U.S. Government Agency Mortgages, 3.50%, 5/20/47	(2,040,293)	2,000,000	2,000,287
RBC Dominion Securities, Inc.	1.05	6/15/17	7/13/17	1,000,000	U.S. Treasury Nts., 1.375%-1.50%, 8/31/18-4/30/20 and U.S. Government Agency Mortgages, 3.50%, 5/20/47	(1,020,600)	1,000,000	1,000,588
South Street Securities LLC	1.20	6/30/17	7/3/17	50,000,000	U.S. Government Agency Mortgages, 1.875%-5.05%, 11/1/17-8/1/44	(51,005,100)	50,000,000	50,005,000
TD Securities (USA) LLC	1.05	6/27/17	7/3/17	12,000,000	U.S. Treasury Nts., 2.25%-2.50%, 7/31/21-8/15/23 and U.S. Treasury Bills, 0.00%, 7/20/17 and U.S. Government Agency Mortgages, 2.50%-6.00%, 2/1/30-3/1/46	(12,242,143)	12,000,000	12,002,101
TD Securities (USA) LLC	1.11	6/30/17	7/3/17	6,000,000	U.S. Treasury Nts., 2.50%, 8/15/23 and U.S. Treasury Bills, 0.00%, 7/20/17	(6,120,655)	6,000,000	6,000,643

						$(176,894,690)	$173,400,000	$173,424,499

a. Includes accrued interest.

4. Rate shown is the 7-day yield at period end.

6      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	—	15,223,816	—	15,223,816

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$15,223,816	$33,940

See accompanying Notes to Financial Statements.

7      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $290,086,977)	$290,086,977
Affiliated companies (cost $15,223,816)	15,223,816
Repurchase agreements (cost $173,400,000)	173,400,000

478,710,793

Cash	167,456

Receivables and other assets:
Interest	91,245
Shares of beneficial interest sold	82,329
Other	48,011

Total assets	479,099,834

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	5,781,479
Investments purchased (including $3,000,000 purchased on a when-issued or delayed delivery basis)	5,000,000
Dividends	74,787
Trustees’ compensation	41,654
Shareholder communications	5,822
Other	26,305

Total liabilities	10,930,047

Net Assets	$468,169,787

Composition of Net Assets
Par value of shares of beneficial interest	$468,144

Additional paid-in capital	467,682,786

Accumulated net investment income	19,987

Accumulated net realized loss on investments	(1,130)

Net Assets— applicable to 468,144,230 shares of beneficial interest outstanding	$468,169,787

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

8      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest	$1,620,113

Dividends from affiliated companies	33,940

Total investment income	1,654,053

Expenses
Management fees	1,073,903

Transfer and shareholder servicing agent fees	238,773

Shareholder communications	14,741

Custodian fees and expenses	597

Trustees’ compensation	24,878

Other	49,544

Total expenses	1,402,436
Less reduction to custodian expenses	(102)
Less waivers and reimbursements of expenses	(208,468)

Net expenses	1,193,866

Net Investment Income	460,187

Realized Loss	(915)

Net Increase in Net Assets Resulting from Operations	$459,272

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$460,187	$147,995

Net realized loss	(915)	(215)

Net increase in net assets resulting from operations	459,272	147,780

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(460,333)	(153,515)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions	(73,799,077)	(2,106,660,389)

Net Assets
Total decrease	(73,800,138)	(2,106,666,124)

Beginning of period	541,969,925	2,648,636,049

End of period (including accumulated net investment income of $19,987 and $ 20,133, respectively)	$468,169,787	$541,969,925

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GOVERNMENT MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized gain (loss)	(0.00)[2]	(0.00)[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Total from investment operations	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[3]	0.10%	0.01%	0.01%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$468,170	$541,970	$2,648,636	$515,297	$177,026	$174,428

Average net assets (in thousands)	$481,045	$1,470,447	$1,144,581	$329,045	$178,263	$164,276

Ratios to average net assets:[4]
Net investment income	0.19%	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses[5]	0.59%	0.55%	0.53%	0.57%	0.61%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.35%	0.19%	0.15%	0.22%	0.30%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.59%
Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$215

Capital losses with no expiration will be carried forward to future years if not offset by gains in the remaining six months of the Fund’s fiscal year. When increased by capital loss carryforwards in existence at June 30, 2017, the Fund had estimated capital loss carryforwards of $1,130 which will not expire. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

12      OPPENHEIMER GOVERNMENT MONEY FUND/VA

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

13      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Short-Term Notes/Commercial
Paper	$—	$34,195,000	$—	$34,195,000
U.S. Government Agencies	—	253,889,918	—	253,889,918
U.S. Government Obligations	—	2,002,059	—	2,002,059
Repurchase Agreement	—	173,400,000	—	173,400,000
Investment Company	15,223,816	—	—	15,223,816

Total Assets	$15,223,816	$463,486,977	$—	$478,710,793

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$3,000,000

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

14      OPPENHEIMER GOVERNMENT MONEY FUND/VA

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Sold	78,557,169	$78,557,169	1,180,358,383	$1,180,358,383
Dividends and/or distributions reinvested	387,582	387,582	159,576	159,576
Redeemed	(152,743,828)	(152,743,828)	(3,287,178,348)	(3,287,178,348)

Net decrease	(73,799,077)	$(73,799,077)	(2,106,660,389)	$(2,106,660,389)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this

15      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

limitation, the Manager waived $203,744 for the reporting period.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date

December 31, 2017	$1,378,598
December 31, 2018	3,773,037
December 31, 2019	2,982,813
December 31, 2020	203,744

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $4,724 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

8. Repurchase Agreements

Repurchase Agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

	Repurchase Agreement
Counterparty	Proceeds to be Received [1]	Collateral Received [1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$4,000,393	$(4,080,400)	$(80,007)
Deutsche Bank Securities, Inc.	6,500,700	(6,630,714)	(130,014)
Deutsche Bank Securities, Inc.	5,004,164	(5,104,248)	(100,084)
Deutsche Bank Securities, Inc.	5,001,744	(5,101,779)	(100,035)
INTL FCStone Financial, Inc.	5,000,917	(5,102,638)	(101,721)
RBC Dominion Securities, Inc.	60,905,422	(62,123,530)	(1,218,108)
RBC Dominion Securities, Inc.	12,001,767	(12,241,802)	(240,035)
RBC Dominion Securities, Inc.	4,000,773	(4,080,788)	(80,015)
RBC Dominion Securities, Inc.	2,000,287	(2,040,293)	(40,006)
RBC Dominion Securities, Inc.	1,000,588	(1,020,600)	(20,012)
South Street Securities LLC	50,005,000	(51,005,100)	(1,000,100)
TD Securities (USA) LLC	12,002,101	(12,242,143)	(240,042)
TD Securities (USA) LLC	6,000,643	(6,120,655)	(120,012)

	$173,424,499

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

16      OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

17      OPPENHEIMER GOVERNMENT MONEY FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Government Money Fund/VA	1/20/17	96.9%	0.0%	3.1%
Oppenheimer Government Money Fund/VA	5/19/17	99.8%	0.0%	0.2%

18      OPPENHEIMER GOVERNMENT MONEY FUND/VA

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19      OPPENHEIMER GOVERNMENT MONEY FUND/VA

OPPENHEIMER GOVERNMENT MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam S. Wilde, Vice President
Cynthia Lo Bessette Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
Global Strategic Income Fund/VA	Semiannual Report

A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Michael Mata, Krishna Memani, Ruta Ziverte, and Chris Kelly, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	3.79%	5.93%	3.49%	4.62%
Service Shares	3/19/01	3.82	5.91	3.25	4.36
Bloomberg Barclays U.S. Aggregate Bond Index		2.27	-0.31	2.21	4.48

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Returns for periods of less than one year are cumulative and not annualized. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	41.4%
Investment Companies
Oppenheimer Institutional Government Money Market Fund	5.6
Oppenheimer Master Event-Linked Bond Fund, LLC	2.3
Oppenheimer Master Loan Fund, LLC	13.2
Oppenheimer Ultra-Short Duration Fund	3.4
Mortgage-Backed Obligations
Government Agency	8.0
Non-Agency	9.5
Foreign Government Obligations	9.9
Asset-Backed Securities	4.3
Preferred Stocks	0.7
Short-Term Notes	0.5
Common Stocks	0.4
Structured Securities	0.4
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Over-the-Counter Options Purchased	0.1
Corporate Loans	0.1
Rights, Warrants and Certificates	—*
Exchange-Traded Options Purchased	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	15.5%
AA	1.6
A	5.1
BBB	14.0
BB	17.0
B	17.4
CCC	3.7
CC	0.0
C	0.0
D	0.2
Unrated	25.5
Total	100.0%

If included in the credit rating breakdown table above, all securities except for those labeled “Unrated,” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. “Investment-grade” securities are securities rated within the NRSRO’s four highest rating categories, which include AAA, AA, A and BBB. Please consult the Fund’s Prospectus and Statement of Additional Information for further information.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 3.79% during the reporting period, versus the 2.27% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

During the reporting period, markets continued their general risk-on mode started by the surprise election of Donald Trump in November 2016, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. U.S. GDP growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators were among its highest levels in the current expansion. While consumption growth has slowed modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth. The financial markets have grown quite comfortable with a continuation of U.S. economic growth of around 2.0% and inflation somewhat below that level. Outside of the U.S., growth has tended to surprise to the upside. Europe, Canada, and Australia are a few examples, prompting their central banks to prepare the markets for future policy tightening. Emerging markets performed well during the reporting period. Global growth remained firm which helped the asset class to perform well. However, political developments, coordinated central bank hawkishness, and commodity performance led to notable divergence.

As its dual mandates of full employment and price stability were approached, the Federal Reserve Bank (the “Fed”) continued to reduce monetary accommodation and normalized rates. The Fed hiked interest rates 0.25% in March and June, and also signaled the potential for balance sheet normalization later this year, possibly in September, along with another hike in December. The unemployment rate fell slightly to 4.4%, which is within the range of the Fed’s latest estimates of non-accelerating inflation rate of unemployment. The Fed has been less successful on their inflation mandate. Headline and core inflation fell over the second quarter of 2017 and continue to be at levels below the Fed’s stated target. The markets have continued to behave well throughout the tightening cycle, so well that board members now seem concerned that financial conditions are too loose. We believe the appropriate response for this would be some action on balance sheet normalization, sooner rather than later.

As mentioned above, market performance continued to be positive for most risk assets during the six-month reporting period, with equities performing positively. Early in the reporting period, U.S. Treasury rates marched higher as the 10-year Treasury rate increased 19 basis points (bps) to 2.63% before falling quickly through the end of the period to 2.31%. This ultimately contributed to U.S. Treasuries generating a positive total return. For the reporting period, credit sectors of the investment-grade fixed-income market posted positive absolute performance and also outperformed U.S. Treasuries.

FUND REVIEW

During the reporting period, the Fund’s outperformance versus the Index stemmed largely from its exposure to emerging market credit and emerging market local bonds. Emerging market credit outperformed U.S. and European credit markets during the reporting period. Concerns that President Trump’s policies would lead to a new round of dollar strength and potential trade protectionism weighed on the emerging market outlook going into 2017, but the U.S. dollar weakened and protectionism fears eased over the first half of 2017. The Fund maintained an overall neutral position but with a greater tilt toward higher-yielding credits, in particular state-owned oil & gas companies, which have been repairing their credit profiles but offered a significant yield advantage over their government bonds. Emerging market local bonds benefited as global growth remained firm. Top performers for the Fund included Mexico and Indonesia. An Institutional Revolutionary Party (PRI) win in Mexico City removed key political risk and Mexico and helped drive performance in that country. Our structural long position in Indonesia benefited performance as the country continued to advance strong reform programs.

Outside of emerging markets, the Fund also experienced positive results from high yield and mortgages. On the other hand, the most significant detractors from performance versus the Index were the Fund’s overweight position to U.S. investment grade credit and underweight to U.S. Treasuries.

STRATEGY & OUTLOOK

The Fund continues to be positioned to seek to take advantage of the current environment of low but reasonably stable growth and inflation and historically low levels of interest rates in developed markets. Though we expect the Fed will start to taper their reinvestment program before the end of this year, we are less certain about the likelihood of another interest rate hike in 2017.

Solid economic fundamentals and positive earnings growth lead us to continue to like high yield corporate bonds, though we have reduced our exposure recently based on valuation. We like senior floating rate loans for similar reasons. In addition we believe loans should outperform other credit sectors should the Fed hike rates at a more aggressive pace than the market expects. In addition, we continue to look for opportunities to add to our mortgage-backed securities &

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

commercial mortgage-backed securities position on any back up in spreads. Outside of the U.S., we like EM local and credit bonds based on robust growth combined with stable to falling inflation.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,037.90	$3.80
Service shares	1,000.00	1,038.20	5.07

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Principal Amount	Value
Asset-Backed Securities—4.5%
American Credit Acceptance Receivables Trust:
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	$1,375,000	$1,381,498
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	720,000	722,146
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	5,384	5,385
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	313,971	314,626
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	285,000	287,131
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	240,000	246,777
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	275,000	283,472
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	510,000	509,709
AmeriCredit Automobile Receivables Trust:
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,290,000	1,294,204
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	442,844
Series 2013-4, Cl. D, 3.31%, 10/8/19	520,000	525,283
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	836,926
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.809%,
8/16/21[1,2]	280,000	281,505
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	868,997
Series 2016-1, Cl. A2, 2.009%, 6/15/22[2]	1,690,000	1,707,952
Capital Auto Receivables Asset Trust, Series 2014-1, Cl. D, 3.39%, 7/22/19	185,000	187,047
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.609%,
2/15/22[2]	1,075,000	1,081,672
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	805,000	799,197
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	93,975	93,975
CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	10,000	10,001
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	451,286
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	176,019
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	615,721
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	466,917
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	312,510
Series 2016-4, Cl. D, 2.91%, 4/17/23	710,000	702,569
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	634,037
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	635,000	633,731
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.529%, 4/15/21[2]	675,000	677,747
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	1,680,000	1,694,346
CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	13,847	13,845
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.446%, 4/25/36[2]	785,207	784,849
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	805,000	804,254
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	1,860,000	1,860,202
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	1,675,000	1,661,675
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	985,000	1,000,196
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,715,000	1,743,292
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,445,000	1,459,156
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	770,000	778,582
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	395,000	396,895
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	439,357
Series 2017-1, Cl. B, 2.36%, 3/15/21	425,000	424,945
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	950,000	957,401
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	565,000	574,867
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	614,202
DT Auto Owner Trust:
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	721,808	726,603
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,203,007	2,220,634
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,135,000	2,183,219
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	3,020,000	3,071,352
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	915,000	934,585

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	$2,530,000	$2,582,269
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	624,251	625,644
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	206,940
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	441,237
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	422,434
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	400,000	402,865
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	222,320	218,317
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.659%, 11/16/20[1,2]	1,210,000	1,214,689
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	80,144	80,292
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	925,000	947,947
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	181,149
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	890,000	897,135
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	70,000	71,572
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	31,337	31,339
Series 2015-3, Cl. D, 7.12%, 11/15/22[1]	695,000	731,795
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,049,016
ICE EM CLO:
Series 2007-1A, Cl. B, 3.038%,
8/15/22[1,2]	7,870,000	7,857,620
Series 2007-1A, Cl. C, 4.338%,
8/15/22[1,2]	5,270,000	5,204,499
Series 2007-1A, Cl. D, 6.338%,
8/15/22[1,2]	4,517,946	4,267,354
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.516%, 9/27/21[1,2]	205,000	205,352
Series 2017-1, Cl. C, 3.439%, 6/27/22[1,2]	160,000	160,080
Series 2017-1, Cl. D, 4.789%, 6/27/22[1,2]	185,000	185,092
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	630,000	629,429
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	523,843
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	410,017
Series 2014-1, Cl. E, 3.92%, 5/17/21	285,000	289,558
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	935,715
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	304,375
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	439,600
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	500,000	507,167
Series 2017-2, Cl. D, 3.49%, 7/17/23	190,000	190,214
SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	635,334	635,674
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	285,364
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	115,577	113,706
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	173,162	173,457
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	420,000	422,342
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,010,000	1,007,228
Series 2017-A, Cl. A, 2.12%, 3/15/24	1,125,000	1,124,097
Total Asset-Backed Securities (Cost $76,546,388)		76,871,764

Mortgage-Backed Obligations—18.4%
Government Agency—8.4%
FHLMC/FNMA/FHLB/Sponsored—8.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	277,479	303,750
5.50%, 9/1/39	341,977	378,136
6.00%, 5/1/18-11/1/21	51,535	57,921
6.50%, 3/1/18-8/1/32	268,962	294,263
7.00%, 10/1/31-10/1/37	59,617	66,512
7.50%, 1/1/32	258,793	310,761

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 87.72%, 2/1/28[3]	$6,053	$1,151
Series 205, Cl. IO, 37.522%, 9/1/29[3]	33,225	7,315
Series 243, Cl. 6, 1.209%, 12/15/32[3]	76,943	13,816
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	250,158	274,328
Series 151, Cl. F, 9.00%, 5/15/21	3,092	3,316
Series 1674, Cl. Z, 6.75%, 2/15/24	119,405	130,575
Series 1897, Cl. K, 7.00%, 9/15/26	473,391	532,150
Series 2043, Cl. ZP, 6.50%, 4/15/28	179,706	199,388
Series 2106, Cl. FG, 1.609%, 12/15/28[2]	312,863	313,734
Series 2122, Cl. F, 1.609%, 2/15/29[2]	8,136	8,159
Series 2148, Cl. ZA, 6.00%, 4/15/29	174,748	195,047
Series 2195, Cl. LH, 6.50%, 10/15/29	123,630	139,369
Series 2326, Cl. ZP, 6.50%, 6/15/31	18,092	20,125
Series 2344, Cl. FP, 2.109%, 8/15/31[2]	79,322	81,502
Series 2368, Cl. PR, 6.50%, 10/15/31	57,826	65,873
Series 2412, Cl. GF, 2.109%, 2/15/32[2]	113,071	116,179
Series 2449, Cl. FL, 1.709%, 1/15/32[2]	87,270	88,525
Series 2451, Cl. FD, 2.159%, 3/15/32[2]	44,285	45,585
Series 2461, Cl. PZ, 6.50%, 6/15/32	213,115	249,239
Series 2464, Cl. FI, 2.159%, 2/15/32[2]	39,150	40,084
Series 2470, Cl. AF, 2.159%, 3/15/32[2]	75,981	78,212
Series 2470, Cl. LF, 2.159%, 2/15/32[2]	40,065	41,020
Series 2477, Cl. FZ, 1.709%, 6/15/31[2]	170,999	172,072
Series 2517, Cl. GF, 2.159%, 2/15/32[2]	34,834	35,665
Series 2635, Cl. AG, 3.50%, 5/15/32	52,851	54,479
Series 2668, Cl. AZ, 4.00%, 9/15/18	7,797	8,005
Series 2676, Cl. KY, 5.00%, 9/15/23	586,222	624,328
Series 2707, Cl. QE, 4.50%, 11/15/18	36,272	36,727
Series 2770, Cl. TW, 4.50%, 3/15/19	5,486	5,631
Series 3025, Cl. SJ, 20.501%, 8/15/35[2]	99,171	146,683
Series 3741, Cl. PA, 2.15%, 2/15/35	258,813	259,272
Series 3815, Cl. BD, 3.00%, 10/15/20	4,684	4,710
Series 3840, Cl. CA, 2.00%, 9/15/18	3,566	3,565
Series 3848, Cl. WL, 4.00%, 4/15/40	156,064	161,090
Series 3857, Cl. GL, 3.00%, 5/15/40	6,947	7,101
Series 3917, Cl. BA, 4.00%, 6/15/38	88,263	90,882
Series 4221, Cl. HJ, 1.50%, 7/15/23	216,172	215,131
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[3]	9,278	1,416
Series 2079, Cl. S, 99.999%, 7/17/28[3]	16,166	2,474
Series 2136, Cl. SG, 35.139%, 3/15/29[3]	450,336	77,612
Series 2399, Cl. SG, 99.999%, 12/15/26[3]	249,969	40,565
Series 2437, Cl. SB, 43.612%, 4/15/32[3]	770,696	140,739
Series 2526, Cl. SE, 51.29%, 6/15/29[3]	15,896	3,025
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	164,099	34,349
Series 2795, Cl. SH, 96.904%, 3/15/24[3]	325,579	33,456
Series 2920, Cl. S, 50.283%, 1/15/35[3]	171,166	29,397
Series 2922, Cl. SE, 22.848%, 2/15/35[3]	29,882	5,780
Series 2981, Cl. AS, 8.685%, 5/15/35[3]	280,515	43,090
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	337,622	56,896
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	112,304	20,199
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	40,358	4,200
Series 3450, Cl. BI, 19.194%, 5/15/38[3]	191,940	30,882
Series 3606, Cl. SN, 21.592%, 12/15/39[3]	60,513	9,932
Series 3659, Cl. IE, 5.821%, 3/15/19[3]	93,988	2,580
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	33,128	491
Federal National Mortgage Assn.:
3.00%, 7/1/32[5]	13,675,000	14,033,969
3.50%, 8/1/47[5]	30,285,000	31,043,580
3.50%, 7/1/32[5]	6,020,000	6,263,385
4.00%, 8/1/47[5]	40,110,000	42,086,513
4.50%, 8/1/47[5]	22,365,000	23,960,236
5.00%, 8/1/47[5]	4,380,000	4,780,348

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool:
5.00%, 2/1/18-7/1/33	$441,022	$473,308
5.50%, 4/1/21-5/1/36	189,421	209,178
6.00%, 1/1/19	300	301
6.50%, 8/1/17-1/1/34	516,249	589,944
7.00%, 11/1/17-6/1/34	651,786	758,655
7.50%, 2/1/27-3/1/33	850,405	1,006,524
8.50%, 7/1/32	1,418	1,532
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 99.999%, 3/25/23[3]	89,270	12,613
Series 221, Cl. 2, 99.999%, 5/25/23[3]	10,646	1,668
Series 254, Cl. 2, 99.999%, 1/25/24[3]	185,172	32,211
Series 301, Cl. 2, 8.592%, 4/25/29[3]	35,707	8,468
Series 313, Cl. 2, 99.999%, 6/25/31[3]	357,039	95,455
Series 319, Cl. 2, 0.287%, 2/25/32[3]	169,977	40,652
Series 321, Cl. 2, 10.705%, 4/25/32[3]	49,812	11,091
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	52,408	11,955
Series 328, Cl. 2, 0.00%, 12/25/32[3,4]	103,043	23,607
Series 331, Cl. 5, 0.00%, 2/25/33[3,4]	195,988	37,189
Series 332, Cl. 2, 0.00%, 3/25/33[3,4]	804,172	185,066
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	158,977	35,322
Series 339, Cl. 15, 1.133%, 10/25/33[3]	470,058	100,831
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	144,123	28,984
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	89,337	18,024
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	159,876	32,291
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	114,831	22,925
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	56,191	12,456
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	75,155	15,320
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1999-54, Cl. LH, 6.50%, 11/25/29	108,238	121,435
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	93,413	104,867
Series 2002-29, Cl. F, 2.216%, 4/25/32[2]	43,825	44,900
Series 2002-64, Cl. FJ, 2.216%, 4/25/32[2]	13,495	13,826
Series 2002-68, Cl. FH, 1.709%, 10/18/32[2]	30,844	30,990
Series 2002-84, Cl. FB, 2.216%, 12/25/32[2]	195,988	200,578
Series 2002-90, Cl. FH, 1.716%, 9/25/32[2]	109,655	110,113
Series 2003-100, Cl. PA, 5.00%, 10/25/18	47,311	47,875
Series 2003-11, Cl. FA, 2.216%, 9/25/32[2]	195,993	200,582
Series 2003-112, Cl. AN, 4.00%, 11/25/18	16,799	16,936
Series 2003-116, Cl. FA, 1.616%, 11/25/33[2]	20,193	20,218
Series 2003-84, Cl. GE, 4.50%, 9/25/18	6,757	6,832
Series 2004-25, Cl. PC, 5.50%, 1/25/34	23,532	24,058
Series 2005-109, Cl. AH, 5.50%, 12/25/25	790,007	838,051
Series 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	634,014
Series 2005-71, Cl. DB, 4.50%, 8/25/25	114,499	119,123
Series 2006-11, Cl. PS, 20.108%, 3/25/36[2]	89,454	129,596
Series 2006-46, Cl. SW, 19.74%, 6/25/36[2]	142,101	205,559
Series 2008-75, Cl. DB, 4.50%, 9/25/23	25,777	26,074
Series 2009-113, Cl. DB, 3.00%, 12/25/20	75,627	76,155
Series 2009-36, Cl. FA, 2.156%, 6/25/37[2]	32,301	32,996
Series 2009-70, Cl. TL, 4.00%, 8/25/19	73,943	74,409
Series 2010-43, Cl. KG, 3.00%, 1/25/21	46,838	47,281
Series 2011-122, Cl. EC, 1.50%, 1/25/20	49,244	49,096
Series 2011-15, Cl. DA, 4.00%, 3/25/41	82,029	84,620
Series 2011-3, Cl. EL, 3.00%, 5/25/20	126,046	126,851

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates: (Continued)
Series 2011-3,Cl. KA, 5.00%, 4/25/40	$181,920	$194,661
Series 2011-38,Cl. AH, 2.75%, 5/25/20	3,590	3,604
Series 2011-6,Cl. BA, 2.75%, 6/25/20	56,374	56,816
Series 2011-69,Cl. EA, 3.00%, 11/25/29	11,102	11,103
Series 2011-82,Cl. AD, 4.00%, 8/25/26	96,395	97,717
Series 2012-20,Cl. FD, 1.616%, 3/25/42[2]	231,345	231,551
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 31.992%, 11/18/31[3]	50,289	9,889
Series 2001-63,Cl. SD, 53.88%, 12/18/31[3]	13,180	2,570
Series 2001-68,Cl. SC, 36.265%, 11/25/31[3]	9,129	1,797
Series 2001-81,Cl. S, 34.436%, 1/25/32[3]	10,606	2,049
Series 2002-28,Cl. SA, 24.41%, 4/25/32[3]	7,574	1,430
Series 2002-38,Cl. SO, 51.00%, 4/25/32[3]	51,494	9,215
Series 2002-48,Cl. S, 34.44%, 7/25/32[3]	11,892	2,383
Series 2002-52,Cl. SL, 24.137%, 9/25/32[3]	7,611	1,486
Series 2002-56,Cl. SN, 36.027%,
7/25/32[3]	16,340	3,274
Series 2002-77,Cl. IS, 46.083%,
12/18/32[3]	87,730	18,445
Series 2002-77,Cl. SH, 39.914%,
12/18/32[3]	15,761	3,123
Series 2002-9,Cl. MS, 23.90%, 3/25/32[3]	14,207	2,849
Series 2003-13,Cl. IO, 34.841%,
3/25/33[3]	154,514	37,582
Series 2003-26,Cl. DI, 33.599%,
4/25/33[3]	124,225	29,222
Series 2003-33,Cl. SP, 33.186%,
5/25/33[3]	88,531	20,612
Series 2003-4,Cl. S, 18.937%, 2/25/33[3]	24,762	5,372
Series 2004-56,Cl. SE, 5.331%,
10/25/33[3]	408,452	80,789
Series 2005-12,Cl. SC, 34.812%,
3/25/35[3]	13,813	2,222
Series 2005-14,Cl. SE, 52.406%,
3/25/35[3]	484,493	75,515
Series 2005-40,Cl. SA, 56.762%,
5/25/35[3]	438,664	67,622
Series 2005-40,Cl. SB, 99.999%,
5/25/35[3]	687,679	97,492
Series 2005-52,Cl. JH, 38.385%,
5/25/35[3]	262,954	39,357
Series 2005-63,Cl. SA, 39.002%,
10/25/31[3]	24,100	4,215
Series 2006-90,Cl. SX, 99.999%,
9/25/36[3]	472,085	70,723
Series 2007-88,Cl. XI, 1.296%, 6/25/37[3]	512,180	89,237
Series 2008-55,Cl. SA, 0.00%,
7/25/38[3,4]	36,176	4,279
Series 2009-8,Cl. BS, 17.214%,
2/25/24[3]	4,785	208
Series 2010-95,Cl. DI, 46.942%,
11/25/20[3]	153,352	4,684
Series 2011-96,Cl. SA, 11.623%,
10/25/41[3]	202,390	35,827
Series 2012-134,Cl. SA, 7.266%,
12/25/42[3]	610,575	126,918
Series 2012-40,Cl. PI, 4.454%, 4/25/41[3]	1,024,559	154,776

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	$3	$—

		137,339,709
GNMA/Guaranteed—0.3%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	55,733	61,610
7.50%, 2/15/27	4,347	4,457
8.00%, 5/15/26	8,940	9,015
Government National Mortgage Assn. II Pool:
2.25%, 11/20/25[2]	2,512	2,585
4.00%, 8/1/47[5]	4,910,000	5,159,335
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 47.459%,
4/16/37[3]	240,840	44,592
Series 2011-52,Cl. HS, 26.443%,
4/16/41[3]	407,036	63,193

		5,344,787
Non-Agency—10.0%
Commercial—3.6%
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.69%, 9/26/35[1,2]	92,917	93,316
Series 2012-RR2,Cl. 6A3, 3.209%, 9/26/35[1,2]	26,471	26,509
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	145,010	137,852
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[2]	365,000	375,966
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	530,000	552,953
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.257%, 1/25/36[2]	15,511	14,902
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	969,030
Series 2013-CR7,Cl. D, 4.471%, 3/10/46[1,2]	3,270,000	2,574,452
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	26,236
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	482,779
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,674,603
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,138,808
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.892%, 12/10/45[2,3]	3,093,290	188,109
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.61%, 6/25/36[2]	58,386	49,701
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	611,260
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.432%, 7/22/36[1,2]	5,060,144	4,621,320
FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.93%,
4/25/44[1,2]	145,000	147,356
Series 2012-K20,Cl. C, 4.005%,
5/25/45[1,2]	4,165,000	4,225,696
Series 2013-K25,Cl. C, 3.744%,
11/25/45[1,2]	135,000	135,877
Series 2013-K26,Cl. C, 3.722%,
12/25/45[1,2]	95,000	94,849
Series 2013-K27,Cl. C, 3.617%,
1/25/46[1,2]	1,460,000	1,449,376

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K28,Cl. C, 3.609%, 6/25/46[1,2]	$2,330,000	$2,310,859
Series 2013-K29,Cl. C, 3.601%, 5/25/46[1,2]	2,300,000	2,267,848
Series 2013-K502,Cl. C, 2.967%, 3/25/45[1,2]	220,000	219,750
Series 2013-K712,Cl. C, 3.48%, 5/25/45[1,2]	265,000	266,361
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	535,000	538,725
Series 2014-K41,Cl. B, 3.962%, 11/25/47[1,2]	2,365,000	2,415,280
Series 2014-K714,Cl. C, 3.98%, 1/25/47[1,2]	400,000	406,070
Series 2015-K44,Cl. B, 3.81%, 1/25/48[1,2]	2,310,000	2,336,194
Series 2015-K45,Cl. B, 3.714%, 4/25/48[1,2]	4,646,000	4,636,469
Series 2015-K721,Cl. B, 3.681%, 11/25/47[1,2]	1,380,000	1,389,377
Series 2017-K62,Cl. B, 4.004%, 1/25/50[1,2]	2,050,000	2,028,761
Series 2017-K724,Cl. B, 3.601%, 11/25/23[1,2]	1,535,000	1,508,783
GS Mortgage Securities Trust, Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	160,000	174,230
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	872,499
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	884,729
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	110,000	111,394
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	659,864
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.406%, 7/25/35[2]	71,375	71,734
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.324%, 7/26/36[1,2]	3,567,357	3,389,430
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[2]	680,000	702,288
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	2,245,000	2,353,525
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,515,000	1,560,383
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	610,000	611,888
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	582,627
Series 2014-C14,Cl. B, 4.80%, 2/15/47[2]	240,000	257,357
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	1,020,000	999,643
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.708%, 11/26/36[1,2]	14,298	14,164
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.50%, 6/26/46[1],[2]	144,984	145,099
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.284%, 8/25/34[2]	2,978,606	2,986,899
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.055%, 5/10/63[1,2]	930,000	774,693
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[2]	780,000	817,492
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	910,000	957,142

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.985%, 6/15/45[1,2]	$180,000	$149,961
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	658,687
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	520,687
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[2]	395,000	421,942
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 32.771%, 3/15/44[1,2,3]	3,863,104	143,243
		60,737,027
Residential—6.4%
Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.107%, 3/26/36[1,2]	68,131	68,176
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.26%, 3/25/35[2]	106,323	107,559
Series 2006-1,Cl. A1, 2.91%, 2/25/36[2]	61,142	61,115
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	709,834	708,749
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	640,525	643,574
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.223%, 5/25/35[2]	857,251	853,627
Series 2006-AR1,Cl. 1A1, 3.21%, 10/25/35[2]	242,429	242,773
Series 2009-8,Cl. 7A2, 3.107%, 3/25/36[1,2]	10,313,006	9,858,858
Series 2012-8,Cl. 1A1, 3.191%, 10/25/35[1,2]	197,157	198,097
Series 2014-8,Cl. 1A2, 1.502%, 7/20/36[1,2]	3,400,000	3,067,496
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.166%, 5/25/24[2]	454,464	456,454
Series 2014-C02,Cl. 2M1, 2.166%, 5/25/24[2]	122,064	122,291
Series 2014-C03,Cl. 1M1, 2.416%, 7/25/24[2]	397,181	397,845
Series 2014-C03,Cl. 2M1, 2.416%, 7/25/24[2]	149,860	150,142
Series 2015-C03,Cl. 1M2, 6.216%, 7/25/25[2]	1,405,650	1,568,445
Series 2015-C03,Cl. 2M1, 2.716%, 7/25/25[2]	13,694	13,710
Series 2016-C03,Cl. 1M1, 3.216%, 10/25/28[2]	90,707	92,395
Series 2016-C05,Cl. 2M1, 2.566%, 1/25/29[2]	216,385	218,187
Series 2016-C06,Cl. 1M2, 5.466%, 4/25/29[2]	4,295,000	4,742,847
Series 2016-C07,Cl. 2M1, 2.516%, 4/25/29[2]	601,108	605,477
Series 2016-C07,Cl. 2M2, 5.566%, 4/25/29[2]	4,705,000	5,169,599
Series 2017-C01,Cl. 1M2, 4.766%, 7/25/29[2]	5,125,000	5,418,687
Series 2017-C02,Cl. 2M1, 2.366%, 9/25/29[2]	908,205	916,506
Series 2017-C02,Cl. 2M2, 4.866%, 9/25/29[2]	2,415,000	2,565,446
Series 2017-C03,Cl. 1M1, 2.166%, 10/25/29[2]	604,407	607,512
Series 2017-C04,Cl. 2M2, 4.066%, 11/25/29[2]	3,675,000	3,731,064

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 1.389%, 12/15/35[2]	$37,397	$33,509
Series 2006-H,Cl. 2A1A, 1.309%, 11/15/36[2]	25,468	18,937
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.525%, 7/25/35[2]	17,514	17,617
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	205,845	210,468
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.526%, 7/25/35[2]	27,182	26,972
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.316%, 8/25/36[2]	911,284	457,213
RALI Trust:
Series 2005-QA4,Cl. A32, 3.822%,
4/25/35[2]	3,647	84
Series 2006-QS13,Cl. 1A8, 6.00%,
9/25/36	15,614	13,792
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,107,021	2,024,630
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 4.616%,
7/25/23[2]	404,222	409,198
Series 2014-DN4,Cl. M3, 5.766%,
10/25/24[2]	4,933,477	5,441,662
Series 2014-HQ2,Cl. M2, 3.416%,
9/25/24[2]	910,000	935,137
Series 2014-HQ2,Cl. M3, 4.966%,
9/25/24[2]	5,430,000	6,092,792
Series 2015-HQA2,Cl. M2, 4.016%,
5/25/28[2]	521,951	540,537
Series 2016-DNA1,Cl. M2, 4.116%,
7/25/28[2]	405,000	421,735
Series 2016-DNA2,Cl. M1, 2.466%,
10/25/28[2]	1,002,914	1,005,678
Series 2016-DNA2,Cl. M3, 5.866%,
10/25/28[2]	3,674,000	4,150,627
Series 2016-DNA3,Cl. M1, 2.316%,
12/25/28[2]	595,653	597,711
Series 2016-DNA3,Cl. M3, 6.216%,
12/25/28[2]	3,845,000	4,417,248
Series 2016-DNA4,Cl. M1, 2.016%,
3/25/29[2]	419,334	420,238
Series 2016-DNA4,Cl. M3, 5.016%,
3/25/29[2]	5,570,000	6,039,493
Series 2016-HQA2,Cl. M1, 2.416%,
11/25/28[2]	394,274	395,458
Series 2016-HQA3,Cl. M1, 2.016%,
3/25/29[2]	1,661,484	1,665,436
Series 2016-HQA3,Cl. M3, 5.066%,
3/25/29[2]	5,500,000	5,961,043
Series 2016-HQA4,Cl. M1, 2.016%,
4/25/29[2]	986,517	988,189
Series 2016-HQA4,Cl. M3, 5.116%,
4/25/29[2]	4,580,000	4,990,106
Series 2017-DNA1,Cl. M2, 4.466%,
7/25/29[2]	5,325,000	5,562,068
Series 2017-HQA1,Cl. M1, 2.416%,
8/25/29[2]	935,716	946,414
Series 2017-HQA1,Cl. M2, 4.766%,
8/25/29[2]	4,980,000	5,270,766
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.838%,
10/25/33[2]	79,620	81,586
Series 2005-AR16,Cl. 1A1, 2.88%,
12/25/35[2]	10,725	10,432
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.116%,
2/25/35[2]	1,214,601	1,235,020

		Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR13,Cl. 1A5, 3.377%, 5/25/35[2]		$48,155	$48,336
Series 2005-AR15,Cl. 1A2, 2.98%, 9/25/35[2]		190,245	185,278
Series 2005-AR15,Cl. 1A6, 2.98%, 9/25/35[2]		2,326,569	2,230,000
Series 2005-AR4,Cl. 2A2, 3.315%, 4/25/35[2]		10,952	11,012
Series 2006-AR10,Cl. 1A1, 3.246%, 7/25/36[2]		210,104	203,923
Series 2006-AR10,Cl. 5A5, 3.324%, 7/25/36[2]		403,874	405,254
Series 2006-AR2,Cl. 2A3, 3.107%, 3/25/36[2]		1,898,328	1,907,801
Series 2006-AR7,Cl. 2A4, 3.329%, 5/25/36[2]		1,015,137	975,987
Series 2006-AR8,Cl. 2A1, 3.194%, 4/25/36[2]		813,730	819,232
			109,755,250
Total Mortgage-Backed Obligations (Cost $304,973,663)			313,176,773
Foreign Government Obligations—10.5%
Angola—0.1%
Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[1]		755,000	796,902
Argentina—0.8%
Argentine Republic:
6.875% Sr. Unsec. Nts., 1/26/27		1,595,000	1,653,217
7.125% Sr. Unsec. Nts., 6/28/17[1]		540,000	490,860
7.50% Sr. Unsec. Nts., 4/22/26		2,045,000	2,203,487
16.00% Bonds, 10/17/23	ARS	9,285,000	597,885
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	592,386
21.20% Bonds, 9/19/18	ARS	53,500,000	3,243,821
Province of Buenos Aires:
6.50% Sr. Unsec. Nts., 2/15/23[1]		1,185,000	1,212,848
7.875% Sr. Unsec. Nts., 6/15/27[1]		1,675,000	1,738,315
9.125% Sr. Unsec. Nts., 3/16/24[1]		1,130,000	1,271,250
			13,004,069
Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		540,000	552,757
Brazil—0.6%
Federative Republic of Brazil:
4.75% Sr. Unsec. Nts., 5/9/24[1]		715,000	700,700
6.00% Sr. Unsec. Nts., 4/7/26		1,345,000	1,454,617
10.00% Unsec. Nts., 1/1/19	BRL	26,900,000	8,248,778
			10,404,095
Chile—0.2%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	2,568,500,000	3,987,941
Colombia—0.3%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		385,000	400,592
6.125% Sr. Unsec. Nts., 1/18/41		2,725,000	3,155,550
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	2,062,326
			5,618,468
Croatia—0.2%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	1,430,000	1,807,303
6.75% Sr. Unsec. Nts., 11/5/19[1]		1,230,000	1,340,430
			3,147,733
Dominican Republic—0.3%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		3,210,000	3,362,475

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Dominican Republic (Continued)
Dominican Republic: (Continued)
6.85% Sr. Unsec. Nts., 1/27/45[1]		$1,055,000	$1,128,850
			4,491,325
Ecuador—0.2%
Republic of Ecuador:
8.75% Sr. Unsec. Nts., 6/2/23[1]		805,000	794,937
9.65% Sr. Unsec. Nts., 12/13/26[1]		1,180,000	1,184,366
10.75% Sr. Unsec. Nts., 3/28/22[1]		1,615,000	1,728,050
			3,707,353
Egypt—0.2%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		1,065,000	1,089,719
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,600,000	1,728,864
			2,818,583
Gabon—0.0%
Gabonese Republic:
6.375% Bonds, 12/12/24[1]		470,000	458,828
6.95% Sr. Unsec. Nts., 6/16/25[1]		215,000	214,827
			673,655
Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		320,000	332,000
8.75% Sr. Unsec. Nts., 12/16/20[1]		1,155,000	1,316,261
			1,648,261
Hungary—0.3%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		2,245,000	2,571,091
Series 25/B, 5.50% Bonds, 6/24/25	HUF	439,000,000	1,952,122
			4,523,213
India—0.3%
Republic of India, 8.20% Sr. Unsec. Nts., 9/24/25	INR	270,600,000	4,506,661
Indonesia—1.0%
Perusahaan Penerbit SBSN Indonesia II, 4% Sr. Unsec. Nts., 11/21/18[1]		860,000	885,800
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		575,000	601,594
4.55% Sr. Unsec. Nts., 3/29/26[1]		965,000	1,007,267
6.125% Sr. Unsec. Nts., 3/15/19[1]		1,970,000	2,102,975
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	290,000	361,903
3.70% Sr. Unsec. Nts., 1/8/22[1]		720,000	741,741
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	485,000	607,291
4.125% Sr. Unsec. Nts., 1/15/25[1]		340,000	351,418
6.75% Sr. Unsec. Nts., 1/15/44[1]		1,935,000	2,494,776
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	33,505,000,000	2,651,172
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	69,095,000,000	5,728,106
			17,534,043
Iraq—0.0%
Republic of Iraq, 5.80% Unsec. Nts., 1/15/28[1]		540,000	481,129
Ivory Coast—0.2%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	1,295,000	1,500,092
5.75% Sr. Unsec. Nts., 12/31/32[2]		727,610	710,874
6.125% Sr. Unsec. Nts., 6/15/33[1]		1,290,000	1,242,039
			3,453,005
Jamaica—0.2%
Commonwealth of Jamaica:
7.625% Sr. Unsec. Nts., 7/9/25		2,375,000	2,780,246
8.00% Sr. Unsec. Nts., 3/15/39		480,000	568,800
			3,349,046

		Principal Amount	Value
Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		$1,035,000	$1,024,437
Malaysia—0.4%
Malaysia, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	27,000,000	6,328,170
Mexico—0.3%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	54,445,000	2,803,555
Series M20, 10.00% Bonds, 12/5/24	MXN	36,550,000	2,401,410
			5,204,965
Nigeria—0.0%
Federal Republic of Nigeria, 7.875% Sr. Unsec. Nts., 2/16/32[1]		650,000	706,901
Peru—0.3%
Republic of Peru:
4.125% Sr. Unsec. Nts., 8/25/27		885,000	966,863
5.625% Sr. Unsec. Nts., 11/18/50		635,000	770,890
5.70% Unsec. Nts., 8/12/24[1]	PEN	5,345,000	1,714,842
8.20% Sr. Unsec. Nts., 8/12/26[1]	PEN	3,335,000	1,231,995
			4,684,590
Poland—0.3%
Republic of Poland:
2.25% Bonds, 4/25/22	PLN	13,800,000	3,661,189
2.50% Bonds, 7/25/27	PLN	6,650,000	1,670,341
			5,331,530
Romania—0.3%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	1,075,000	1,229,935
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	345,000	413,443
4.875% Sr. Unsec. Nts., 1/22/24[1]		1,236,000	1,349,106
5.95% Bonds, 6/11/21	RON	9,460,000	2,684,721
			5,677,205
Russia—1.4%
Russian Federation:
Series 6208, 7.50% Bonds, 2/27/19	RUB	939,270,000	15,871,155
Series 6209, 7.60% Bonds, 7/20/22	RUB	169,585,000	2,860,731
Series 6211, 7.00% Bonds, 1/25/23	RUB	96,250,000	1,575,048
Series 6217, 7.50% Bonds, 8/18/21	RUB	225,230,000	3,778,976
			24,085,910
Senegal—0.1%
Republic of Senegal:
6.25% Bonds, 7/30/24[1]		540,000	570,664
6.25% Unsec. Nts., 5/23/33[1]		535,000	544,369
			1,115,033
Serbia—0.2%
Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[1]		1,005,000	1,017,736
5.875% Unsec. Nts., 12/3/18[1]		2,115,000	2,215,145
			3,232,881
South Africa—0.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,500,000	1,686,024
Series 2037, 8.50% Bonds, 1/31/37	ZAR	32,985,000	2,243,613
Series 2048, 8.75% Bonds, 2/28/48	ZAR	9,300,000	634,688
Series R186, 10.50% Bonds, 12/21/26	ZAR	65,975,000	5,599,874
			10,164,199
Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,105,000	1,146,939
6.00% Sr. Unsec. Nts., 1/14/19[1]		1,515,000	1,572,005
6.20% Sr. Unsec. Nts., 5/11/27[1]		430,000	430,390
6.25% Sr. Unsec. Nts., 10/4/20[1]		495,000	523,614

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka: (Continued)
6.85% Sr. Unsec. Nts., 11/3/25[1]		$455,000	$480,574
			4,153,522
Thailand—0.1%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	65,400,000	1,912,499
Turkey—0.4%
Republic of Turkey:
6.00% Sr. Unsec. Nts., 3/25/27		1,080,000	1,151,446
8.80% Bonds, 11/14/18	TRY	10,570,000	2,929,060
9.00% Bonds, 7/24/24	TRY	2,000,000	535,463
10.60% Bonds, 2/11/26	TRY	5,000,000	1,450,225
11.00% Bonds, 2/24/27	TRY	4,000,000	1,188,948
			7,255,142
Ukraine—0.5%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/19		4,560,000	4,717,867
7.75% Sr. Unsec. Nts., 9/1/22		1,070,000	1,077,854
7.75% Sr. Unsec. Nts., 9/1/23		2,525,000	2,505,961
			8,301,682
Uruguay—0.2%
Oriental Republic of Uruguay, 5.10% Sr. Unsec. Nts., 6/18/50		3,135,000	3,201,619
Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[1]		1,065,000	1,121,903
Total Foreign Government Obligations (Cost $175,218,929)			178,200,427

Corporate Loans—0.1%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.726%, 10/11/20[2]		936,159	940,840
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[2]		1,296,649	981,402
Total Corporate Loans (Cost $2,004,029)			1,922,242

Corporate Bonds and Notes—43.7%
Consumer Discretionary—8.0%
Auto Components—0.3%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]		1,325,000	1,295,187
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]		250,000	251,563
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		1,245,000	1,328,259
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		1,075,000	1,083,063
Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26		665,000	689,938
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[1]		505,000	550,450
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26		495,000	501,806
			5,700,266

Automobiles—0.6%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[1]		780,000	814,125
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]		785,000	785,258
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		485,000	729,874
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20		608,000	607,868

	Principal Amount	Value
Automobiles (Continued)
Ford Motor Credit Co. LLC: (Continued) 3.664% Sr. Unsec. Nts., 9/8/24	$1,184,000	$1,183,063
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	410,000	457,494
General Motors Financial Co., Inc.:
3.00% Sr. Unsec. Nts., 9/25/17	616,000	617,788
3.15% Sr. Unsec. Nts., 6/30/22	823,000	820,441
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	258,000	272,846
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	944,000	930,177
Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[1]	234,000	231,451
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	976,000	975,388
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	891,000	943,346
		9,369,119
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	2,172,000	2,226,300
Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	813,000	861,699
Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	785,000	782,009
6.00% Sec. Nts., 4/1/22[1]	1,325,000	1,376,344
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	774,800
5.00% Sr. Unsec. Nts., 4/1/25[1]	463,000	490,201
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	235,000	254,681
6.875% Sr. Unsec. Nts., 5/15/23	675,000	724,781
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	835,000	895,538
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	945,000	989,887
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	460,000	479,550
Eldorado Resorts, Inc., 6% Sr. Unsec. Nts., 4/1/25[1]	650,000	691,438
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	390,000	406,575
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	500,000	508,125
Hilton Grand Vacations Borrower LLC/ Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	1,260,000	1,378,125
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,100,000	2,304,750
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC: 4.75% Sr. Unsec. Nts., 6/1/27[1]	1,315,000	1,346,231
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	1,049,725
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[1]	2,045,000	2,098,681
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	388,000	397,163
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	1,380,000	1,384,527
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	1,380,000	1,511,100
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	1,370,000	1,513,850
6.625% Sr. Unsec. Nts., 12/15/21	1,155,000	1,299,375

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1]	$780,000	$814,125
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	1,295,000	1,322,519
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	550,000	562,375
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,6]	250,000	—
Raizen Fuels Finance SA, 5.30% Sr. Unsec. Nts., 1/20/27[1]	530,000	538,613
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	1,727,000	1,899,700
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	510,000	546,338
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	504,310
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	1,310,000	1,280,525
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	2,435,000	2,565,881
Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	635,000	653,005
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	399,994
		33,744,841
Household Durables—1.1%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[1,7]	1,020,000	1,107,975
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[1]	1,310,000	1,352,575
Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25	1,335,000	1,395,075
7.25% Sr. Unsec. Nts., 2/1/23	870,000	915,675
8.75% Sr. Unsec. Nts., 3/15/22	785,000	877,237
Century Communities, Inc., 5.875% Sr. Unsec. Nts., 7/15/25[1]	655,000	653,362
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	1,075,000	1,212,062
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	95,000	98,430
4.75% Sr. Unsec. Nts., 5/30/25	2,698,000	2,829,527
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	445,000	493,950
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	386,000	387,108
5.00% Sr. Unsec. Nts., 11/15/23	628,000	672,207
5.50% Sr. Unsec. Nts., 4/1/46	269,000	325,086
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	1,434,000	1,477,020
5.50% Sr. Unsec. Nts., 3/1/26	740,000	790,875
6.00% Sr. Unsec. Nts., 2/15/35	80,000	80,600
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	245,000	259,088
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,160,000	1,244,100
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	1,574,000	1,634,206
4.875% Sr. Unsec. Nts., 11/15/25	145,000	150,800
4.875% Sr. Unsec. Nts., 3/15/27	130,000	134,225
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	280,000	279,983
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	1,020,000	1,053,150
		19,424,316

	Principal Amount	Value
Internet & Catalog Retail—0.1%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	$271,000	$321,083
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,545,000	1,527,033
		1,848,116
Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	647,000	646,527
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	900,000	918,302
		1,564,829
Media—2.6%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	377,000	404,537
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	1,370,000	1,435,075
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	759,287
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	745,000	776,662
5.875% Sr. Sub. Nts., 11/15/26[1]	760,000	795,150
6.125% Sr. Sub. Nts., 5/15/27[1]	520,000	550,061
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,518,630
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	255,000	274,125
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	1,066,000
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,410,337
Cequel Communications Holdings I LLC/ Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	532,000	543,970
Charter Communications Operating LLC/ Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[1,5]	635,000	675,235
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	508,147
Clear Channel Worldwide Holdings, Inc.:
6.50% Sr. Unsec. Nts., Series B, 11/15/22	1,465,000	1,512,905
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,695,000	1,692,881
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	280,000	263,164
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	731,159
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	795,000
10.875% Sr. Unsec. Nts., 10/15/25[1]	860,000	1,037,375
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24[7]	3,270,000	3,501,254
7.75% Sr. Unsec. Nts., 7/1/26	250,000	296,875
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	769,500
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,770,000	1,809,825
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	1,455,000	1,147,631
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	283,000	298,469
Lions Gate Entertainment Corp., 5.875%
Sr. Unsec. Nts., 11/1/24[1]	1,355,000	1,432,913
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	255,000	255,638
Myriad International Holdings BV, 4.85% Sr. Unsec. Nts., 7/6/27[1,5]	535,000	537,562
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,365,000	1,385,475
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	775,000	796,313
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	895,000	937,513

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	$995,000	$1,023,606
Sirius XM Radio, Inc.:
3.875% Sr. Unsec. Nts., 8/1/22[1,5]	780,000	790,000
5.375% Sr. Unsec. Nts., 7/15/26[1]	995,000	1,032,313
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	433,000	445,510
6.10% Sr. Unsec. Nts., 2/15/18[1]	317,000	325,256
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,015,000	1,049,256
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	628,000	628,183
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	493,000	471,424
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	200,000	203,766
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	725,000	763,063
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	247,984
5.125% Sr. Sec. Nts., 2/15/25[1]	2,175,000	2,161,406
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	191,000	185,649
3.45% Sr. Unsec. Nts., 10/4/26	231,000	223,488
4.375% Sr. Unsec. Nts., 3/15/43	597,000	533,312
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	577,000	602,711
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	740,250
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,930,000	1,975,838
		43,321,683
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	2,106,000	2,229,728
Specialty Retail—0.6%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	174,000	173,009
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	574,000	625,139
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,330,000	1,373,225
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,425,000	1,487,700
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	365,000	318,919
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	324,000	348,300
6.875% Sr. Unsec. Nts., 11/1/35	1,795,000	1,741,150
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	260,000	271,375
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	525,000	508,594
7.125% Sr. Unsec. Nts., 3/15/23[1]	1,395,000	1,245,038
8.875% Sr. Unsec. Nts., 6/1/25[1]	260,000	240,786
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	555,000	565,027
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	475,000	488,656
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	480,000	467,904
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27[1]	650,000	648,375
		10,503,197
Textiles, Apparel & Luxury Goods—0.3%
Grupo Kaltex SA de CV, 8.875% Sr. Sec. Nts., 4/11/22[1]	490,000	441,000
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	425,000	433,500

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
Hanesbrands, Inc.: (Continued)
4.875% Sr. Unsec. Nts., 5/15/26[1]	$1,143,000	$1,165,860
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	400,000	420,000
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	412,000	427,450
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	1,460,000	1,509,275
		4,397,085
Consumer Staples—2.5%
Beverages—0.3%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	970,000	972,576
3.65% Sr. Unsec. Nts., 2/1/26	508,000	524,364
4.90% Sr. Unsec. Nts., 2/1/46	343,000	389,221
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	390,000	606,776
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	348,000	343,945
2.10% Sr. Unsec. Nts., 7/15/21	833,000	819,855
4.20% Sr. Unsec. Nts., 7/15/46	241,000	237,501
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	704,000	751,610
		4,645,848
Food & Staples Retailing—0.7%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	745,000	741,275
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	1,255,000	1,324,276
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	705,000	593,081
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,610,000	1,591,887
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	39,980
6.40% Sr. Unsec. Nts., 8/15/17	559,000	561,830
6.80% Sr. Unsec. Nts., 12/15/18	287,000	306,281
6.90% Sr. Unsec. Nts., 4/15/38	221,000	280,095
New Albertsons, Inc., 7.45% Sr. Unsec.
Nts., 8/1/29	740,000	721,500
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,899,165
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	512,325
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	1,250,000	1,234,375
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[1]	890,000	947,850
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	740,000	728,900
7.75% Sr. Unsec. Nts., 11/15/22	630,000	615,825
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	125,000	130,312
		12,228,957
Food Products—0.8%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	265,850
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	590,000	564,893
8.50% Sr. Unsec. Nts., 6/15/19	400,000	447,590
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,780,000	1,882,350
Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[1]	780,000	815,100
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	635,416

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Food Products (Continued)
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	$1,315,000	$1,242,675
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	542,000	559,914
4.375% Sr. Unsec. Nts., 6/1/46	579,000	566,569
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	498,000	518,542
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,185,000	1,158,337
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	966,000	957,509
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	916,825
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	932,000	938,008
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	1,445,000	1,546,150
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	460,000	463,594
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	670,000	756,534

		14,235,856
Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[1]	645,000	645,000
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	360,000	387,450

		1,032,450
Personal Products—0.4%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	3,225,000	3,362,062
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	85,000	91,163
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	2,495,000	2,307,875
6.25% Sr. Unsec. Nts., 8/1/24	500,000	437,500

		6,198,600
Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	553,000	539,366
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	947,000	947,607
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	312,000	383,979
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[1]	1,810,000	1,884,662

		3,755,614
Energy—8.1%
Energy Equipment & Services—1.0%
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	685,000	559,987
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	260,000	265,850
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	203,000	217,114
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	259,442
McDermott International, Inc., 8% Sec. Nts., 5/1/21[1]	1,350,000	1,366,875
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	760,000	603,676
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	1,665,000	1,286,212
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	962,000	997,673

	Principal Amount	Value
Energy Equipment & Services (Continued)
Pertamina Persero PT: (Continued)
6.45% Sr. Unsec. Nts., 5/30/44[1]	$2,910,000	$3,311,903
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	1,515,000	1,204,425
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	1,775,000	1,664,062
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	789,000	789,819
4.00% Sr. Unsec. Nts., 12/21/25[1]	528,000	554,519
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[1]	1,105,000	1,151,963
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	385,000	366,713
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	1,555,000	1,496,688
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[1]	1,327,000	1,393,350

		17,490,271
Oil, Gas & Consumable Fuels—7.1%
Alta Mesa Holdings LP/Alta Mesa
Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[1]	1,010,000	1,022,625
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	168,000	157,222
6.20% Sr. Unsec. Nts., 3/15/40	175,000	200,700
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	263,000	265,078
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	2,195,000	2,310,237
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	885,000	761,100
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	2,105,000	2,150,923
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	1,370,000	1,164,500
8.75% Sr. Unsec. Nts., 6/15/25[1]	525,000	442,312
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	570,000	577,125
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	480,000	509,314
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	964,041
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	230,000	228,127
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	1,713,000	1,089,896
Calumet Specialty Products Partners LP/ Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	1,940,000	1,687,800
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	2,525,000	2,442,937
Cenovus Energy, Inc., 5.40% Sr. Unsec. Nts., 6/15/47[1]	90,000	84,412
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27[1]	525,000	538,781
7.00% Sr. Sec. Nts., 6/30/24	2,065,000	2,312,800
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	520,000	512,200
8.00% Sec. Nts., 12/15/22[1]	666,000	706,792
8.00% Sr. Unsec. Nts., 1/15/25[1]	265,000	263,344
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	969,471
Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	542,000	546,110
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	71,400

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	$1,440,000	$1,490,400
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	833,000	854,016
4.50% Sr. Unsec. Nts., 6/1/25	458,000	488,369
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	120,503
5.95% Sr. Unsec. Nts., 3/15/46	212,000	266,502
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	1,155,000	1,140,562
8.00% Sr. Unsec. Nts., 4/1/23	625,000	659,375
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	520,000	512,200
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,400,000	1,417,500
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	662,000	374,030
6.375% Sr. Sub. Nts., 8/15/21	1,575,000	952,875
9.00% Sec. Nts., 5/15/21[1]	1,140,000	1,091,550
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	260,000	253,303
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	900,000	1,010,250
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	255,000	253,552
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	233,000	242,873
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	144,000	153,161
4.90% Sr. Unsec. Nts., 5/15/46	171,000	184,863
Enviva Partners LP/Enviva Partners
Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[8]	1,235,000	1,322,994
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	645,000	383,775
8.00% Sr. Sec. Nts., 11/29/24[1]	1,260,000	1,263,150
8.00% Sec. Nts., 2/15/25[1]	1,022,000	766,500
9.375% Sr. Unsec. Nts., 5/1/20	635,000	504,031
EQT Corp., 6.50% Sr. Unsec. Nts., 4/1/18	443,000	457,557
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	1,300,000	1,222,000
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	2,755,000	2,857,447
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	515,000	516,287
6.00% Sr. Unsec. Nts., 5/15/23	885,000	871,725
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[1]	1,765,000	1,725,287
Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[1]	1,035,000	936,675
12.00% Sec. Nts., 2/15/22[1]	274,000	310,990
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,305,000	1,470,066
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	1,888,000	1,340,480
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	280,000	283,238
4.75% Sr. Unsec. Nts., 4/19/27[1]	1,075,000	1,056,698
5.75% Sr. Unsec. Nts., 4/19/47[1]	2,700,000	2,559,235
6.375% Sr. Unsec. Nts., 4/9/21[1]	1,785,000	1,943,285
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,880,000	2,047,301
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	728,000	775,248
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	475,000	495,187

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		$520,000	$475,150
7.00% Sr. Unsec. Nts., 3/31/24[1]		1,355,000	1,060,288
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22		785,000	759,880
6.875% Sr. Unsec. Nts., 8/15/24		720,000	754,200
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		2,495,000	1,896,200
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		515,000	539,463
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25[1]		1,295,000	1,191,400
6.875% Sr. Unsec. Nts., 10/15/21		630,000	628,425
7.50% Sr. Unsec. Nts., 11/1/23[1]		885,000	877,256
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		240,000	247,722
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		705,000	720,690
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		785,000	826,213
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		1,545,000	1,502,513
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25		421,000	451,501
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		1,460,000	1,744,700
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23[7]		2,815,000	2,786,850
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[6,9]		1,110,000	1
6.00% Sr. Sec. Nts., 3/31/22[1]		510,000	508,088
6.375% Sr. Sec. Nts., 3/31/25[1]		515,000	509,206
10.00% Sr. Sec. Nts., 3/15/22[6,9]		2,075,000	2
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		1,730,000	1,635,715
6.125% Sr. Unsec. Nts., 1/17/22		1,455,000	1,505,925
7.25% Sr. Unsec. Nts., 3/17/44		1,020,000	1,006,740
7.375% Sr. Unsec. Nts., 1/17/27		3,492,000	3,703,266
8.375% Sr. Unsec. Nts., 5/23/21[7]		3,690,000	4,139,737
8.75% Sr. Unsec. Nts., 5/23/26		2,440,000	2,812,100
Petroleos del Peru SA:
4.75% Sr. Unsec. Nts., 6/19/32[1]		2,690,000	2,676,550
5.625% Sr. Unsec. Nts., 6/19/47[1]		1,075,000	1,091,125
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[10]	EUR	205,000	242,556
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,045,000	1,198,119
4.625% Sr. Unsec. Nts., 9/21/23		2,580,000	2,617,410
5.375% Sr. Unsec. Nts., 3/13/22[1]		510,000	537,540
6.375% Sr. Unsec. Nts., 2/4/21		855,000	927,504
6.875% Sr. Unsec. Nts., 8/4/26		1,145,000	1,271,523
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		408,000	404,726
Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[10]		290,000	291,390
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		1,820,000	1,883,700
Resolute Energy Corp.:
8.50% Sr. Unsec. Nts., 5/1/20		1,385,000	1,381,538
8.50% Sr. Unsec. Nts., 5/1/20[1]		1,050,000	1,047,375
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[1]		465,000	470,816
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		710,000	714,558
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		1,355,000	1,090,775
7.75% Sr. Unsec. Nts., 6/15/21		405,000	368,550
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		545,000	520,475

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	$320,000	$317,422
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	780,000	801,060
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	515,000	520,150
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	755,000	801,508
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]	735,000	744,188
Tallgrass Energy Partners LP/Tallgrass
Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,325,000	1,348,188
Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[1]	910,000	994,266
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	664,000	699,690
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	390,000	387,563
7.125% Sr. Unsec. Nts., 4/15/25[1]	260,000	256,750
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]	495,000	496,733
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[1]	1,280,000	1,206,400
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	383,000	379,924
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	1,140,000	1,242,600

		119,770,190
Financials—7.6%
Capital Markets—1.7%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	765,000	778,277
Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	401,000	388,687
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	923,000	944,305
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	710,000	734,850
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	512,000	529,441
Credit Suisse Group AG, 7.125% Jr. Sub. Perpetual Bonds[2,11]	895,000	963,691
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	360,000	383,158
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	1,385,000	1,471,562
10.75% Sr. Unsec. Nts., 9/1/24[1]	850,000	905,250
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	1,595,000	1,609,709
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,11]	1,718,000	1,829,670
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[1]	1,010,000	1,026,160
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	1,530,000	1,594,069
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	556,000	553,767
3.75% Sr. Unsec. Nts., 2/25/26	548,000	559,055
3.85% Sr. Unsec. Nts., 1/26/27	1,078,000	1,097,957
5.70% Jr. Sub. Perpetual Bonds, Series L2,11	496,000	516,832
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	1,275,000	1,320,422

	Principal Amount	Value
Capital Markets (Continued)
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	$1,270,000	$1,309,318
Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[1,2,11]	763,000	782,075
Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[1]	680,000	685,031
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	756,000	791,825
5.00% Sub. Nts., 11/24/25	869,000	946,717
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	495,000	529,031
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	910,000	937,573
Northern Trust Corp., 3.375% Sub. Nts., 5/8/32[2]	400,000	400,370
Orchestra Borrower LLC/Orchestra Co.- Issuer, Inc., 6.75% Sec. Nts., 6/15/22[1]	260,000	268,554
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	495,000	539,134
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	543,000	544,606
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	375,000	381,562
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	941,000	947,844
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	785,000	830,138
8.25% Sr. Unsec. Nts., 12/15/20	490,000	551,250
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	562,000	561,305
UBS Group AG, 7.125% Jr. Sub. Perpetual Bonds[2,11]	700,000	757,488
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	560,000	585,150
4.253% Sr. Unsec. Nts., 3/23/28[1]	377,000	394,689

		29,950,522
Commercial Banks—3.3%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[6]	315,159	—
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Unsec. Nts., 5/19/22	929,000	930,712
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,11]	860,000	952,472
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[2,11]	745,000	780,383
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,2]	265,000	276,925
Banco Mercantil del Norte SA (Grand Cayman):
6.875% Jr. Sub. Perpetual Bonds[1,2,5,11]	429,000	441,139
7.625% Jr. Sub. Perpetual Bonds[1,2,5,11]	395,000	409,335
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[2,11]	650,000	667,313
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	770,000	745,772
3.824% Sr. Unsec. Nts., 1/20/28[2]	563,000	573,520
6.30% Jr. Sub. Perpetual Bonds[2,11]	613,000	688,859
7.75% Jr. Sub. Nts., 5/14/38	645,000	931,368
8.00% Jr. Sub. Perpetual Bonds, Series K2,11	733,000	754,074
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]	575,000	617,432
BankAmerica Capital III, 1.728% Jr. Sub. Nts., 1/15/27[2]	420,000	394,275

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26	$1,160,000	$1,207,637
7.875% Jr. Sub. Perpetual Bonds[2,11]	750,000	808,987
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,2,11]	755,000	832,387
BPCE SA, 3% Sr. Unsec. Nts., 5/22/22[1]	944,000	953,196
CIT Group, Inc., 5.80% Jr. Sub. Perpetual Bonds[2,11]	688,000	718,960
Citigroup, Inc.:
4.281% Sr. Unsec. Nts., 4/24/48[2]	916,000	942,565
4.75% Sub. Nts., 5/18/46	440,000	464,369
6.125% Jr. Sub. Perpetual Bonds[2,11]	485,000	521,981
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	529,000	529,865
2.65% Sr. Unsec. Nts., 5/26/22	224,000	223,626
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	945,000	942,373
Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[1]	966,000	1,011,601
Credit Bank of Moscow Via CBOM Finance plc, 7.50% Sub. Nts., 10/5/27[1,2]	910,000	904,129
Credit Bank of Moscow Via CBOM Finance PLC, 8.875% Jr. Sub. Perpetual Bonds[1,2,11]	595,000	572,901
Danske Bank AS:
2.80% Sr. Unsec. Nts., 3/10/21[1]	525,000	532,901
6.125% Jr. Sub. Perpetual Bonds[2,11]	821,000	860,080
Energuate Trust, 5.875% Sr. Unsec. Nts., 5/3/27[1]	500,000	516,875
Fifth Third Bancorp, 5.10% Jr. Sub. Perpetual Bonds[2,11]	250,000	255,000
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	551,000	562,071
First Republic Bank, 4.375% Sub. Nts., 8/1/46	380,000	374,635
Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[1]	544,000	545,115
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	605,000	620,730
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	365,000	364,087
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]	825,000	841,500
HSBC Holdings plc, 4.041% Sr. Unsec. Nts., 3/13/28[2]	440,000	456,339
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	528,000	538,825
4.35% Sub. Nts., 2/4/23	660,000	689,792
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	674,000	682,337
ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	403,000	419,948
JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[2]	804,000	809,433
3.782% Sr. Unsec. Nts., 2/1/28[2]	1,649,000	1,688,498
4.26% Sr. Unsec. Nts., 2/22/48[2]	379,000	399,376
6.125% Jr. Sub. Perpetual Bonds[2,11]	640,000	692,000
7.90% Jr. Sub. Perpetual Bonds, Series 1[2,11]	720,000	749,340
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	1,360,000	1,434,800
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	758,000	754,193
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]	440,000	456,601
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,11]	566,000	636,750
Manufacturers & Traders Trust Co., 2.50% Sr. Unsec. Nts., 5/18/22	803,000	801,778

	Principal Amount	Value
Commercial Banks (Continued)
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	$835,000	$831,975
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	477,000	479,078
Royal Bank of Scotland Group plc, 3.498% Sr. Unsec. Nts., 5/15/23[2]	660,000	664,646
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	1,130,000	1,152,261
Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	944,000	955,173
Societe Generale SA, 7.375% Jr. Sub. Perpetual Bonds[1,2,11]	795,000	856,612
Standard Chartered plc:
2.68% Jr. Sub. Perpetual Bonds[1,2,11]	100,000	85,250
7.50% Jr. Sub. Perpetual Bonds[1,2,11]	805,000	863,362
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	417,000	408,378
SunTrust Banks, Inc., 5.05% Jr. Sub. Perpetual Bonds[2,11]	697,000	709,197
Swedbank AB, 6% Jr. Sub. Perpetual Bonds[2,11]	807,000	850,286
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]	250,000	251,302
Turkiye Garanti Bankasi AS, 6.125% Sub. Nts., 5/24/27[1,2]	600,000	595,631
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]	540,000	543,142
Turkiye Is Bankasi AS, 6% Sub. Nts., 10/24/22[1]	540,000	542,466
Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[1]	1,510,000	1,509,562
6.875% Sub. Nts., 2/3/25[1,2]	625,000	637,170
UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[2,11]	815,000	839,411
US Bancorp:
3.10% Sub. Nts., 4/27/26	586,000	579,918
3.15% Sr. Unsec. Nts., 4/27/27	225,000	225,682
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[2,11]	673,000	677,543
Wells Fargo & Co.:
3.584% Sr. Unsec. Nts., 5/22/28[2]	754,000	762,826
4.75% Sub. Nts., 12/7/46	532,000	570,203
7.98% Jr. Sub. Perpetual Bonds, Series K2,11	731,000	762,798
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]	2,075,000	2,060,060
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	675,000	662,647

		55,557,739
Consumer Finance—0.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1,7]	1,410,000	1,163,250
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	1,000,000	1,042,500
5.75% Sub. Nts., 11/20/25[7]	1,325,000	1,399,531
8.00% Sr. Unsec. Nts., 11/1/31	415,000	510,450
American Express Co., 4.90% Jr. Sub. Perpetual Bonds[2,11]	758,000	771,454
American Express Credit Corp.:
2.70% Sr. Unsec. Nts., 3/3/22	564,000	569,054
3.30% Sr. Unsec. Nts., 5/3/27	562,000	561,013
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	371,000	370,438
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	606,000	599,812
4.10% Sr. Unsec. Nts., 2/9/27	374,000	375,407
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	561,000	599,543

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Consumer Finance (Continued)
Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22		$535,000	$568,438
6.625% Sr. Unsec. Nts., 7/26/21		505,000	544,769
6.75% Sr. Unsec. Nts., 6/25/25		685,000	707,694
7.25% Sr. Unsec. Nts., 1/25/22		2,300,000	2,521,375
			12,304,728
Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		267,000	267,686
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8,12]	MXN	5,808,600	32,006
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]		1,020,000	1,067,940
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		445,000	452,359
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		327,000	327,036
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		810,000	862,650
			3,009,677
Insurance—0.4%
Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26		558,000	576,773
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		564,000	602,212
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]		239,000	235,819
Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[2]		565,000	571,228
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47		375,000	403,056
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,11]		936,000	974,114
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		914,000	947,192
Progressive Corp. (The), 4.125% Sr. Unsec. Nts., 4/15/47		717,000	747,834
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[2]		712,000	755,610
5.375% Jr. Sub. Nts., 5/15/45[2]		617,000	669,445
RenaissanceRe Finance, Inc., 3.45% Sr. Unsec. Nts., 7/1/27		395,000	388,948
XLIT Ltd., 3.616% Jr. Sub. Perpetual Bonds[2,11]		750,000	701,250
			7,573,481
Real Estate Investment Trusts (REITs)—1.0%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		616,000	624,747
5.90% Sr. Unsec. Nts., 11/1/21		279,000	314,609
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[6,12]	MXN	4,830,531	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	605,518
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	833,625
5.875% Sr. Unsec. Nts., 1/15/26		945,000	1,032,705
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		1,035,000	1,110,037
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		810,000	883,912
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	1,049,725
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		905,000	914,616
6.00% Sr. Unsec. Nts., 4/1/22		1,560,000	1,602,900
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	670,375

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	$740,000	$808,546
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	1,090,000	1,145,862
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]	760,000	792,300
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	1,195,000	1,242,203
Uniti Group, Inc./CSL Capital LLC: 7.125% Sr. Unsec. Nts., 12/15/24[1]	760,000	756,442
8.25% Sr. Unsec. Nts., 10/15/23	1,320,000	1,366,200
Vereit Operating Partner, 3% Sr. Unsec. Nts., 2/6/19	346,000	349,612
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	434,000	434,020
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	130,000	130,366
		16,668,320
Real Estate Management & Development—0.2%
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[1]	110,000	112,750
6.875% Sr. Unsec. Nts., 12/15/23[1]	505,000	518,256
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	1,240,000	1,255,500
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	1,065,000	1,104,938
		2,991,444
Thrifts & Mortgage Finance—0.1%
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	395,000	405,862
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	1,420,000	1,473,250
		1,879,112
Health Care—3.6%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	440,000	449,611
4.70% Sr. Unsec. Nts., 5/14/45	150,000	160,246
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	212,000	243,118
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	946,000	949,934
3.875% Sr. Unsec. Nts., 8/15/25	428,000	447,780
5.00% Sr. Unsec. Nts., 8/15/45	104,000	117,726
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	396,000	435,275
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	964,000	960,084
3.20% Sr. Unsec. Nts., 9/23/26	744,000	729,038
		4,492,812
Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	927,000	934,552
3.75% Sr. Unsec. Nts., 11/30/26	760,000	777,393
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	585,000	586,653
3.70% Sr. Unsec. Nts., 6/6/27	692,000	694,485
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	720,000	744,827
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	580,000	542,300

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	$680,000	$719,100
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	510,000	538,688
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	422,000	476,780
		6,014,778
Health Care Providers & Services—1.8%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	830,000	862,681
6.50% Sr. Unsec. Nts., 3/1/24	250,000	267,500
Cardinal Health, Inc., 3.41% Sr. Unsec. Nts., 6/15/27	460,000	458,995
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	2,110,000	2,212,862
6.125% Sr. Unsec. Nts., 2/15/24	245,000	265,502
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,560,000	1,616,316
6.875% Sr. Unsec. Nts., 2/1/22[7]	3,755,000	3,295,012
7.125% Sr. Unsec. Nts., 7/15/20	345,000	337,237
8.00% Sr. Unsec. Nts., 11/15/19	1,000,000	1,008,750
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	1,435,000	1,459,216
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	590,000	608,437
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	785,000	828,175
5.875% Sr. Unsec. Nts., 1/31/22[1]	820,000	912,250
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	740,110
5.50% Sr. Sec. Nts., 6/15/47	1,315,000	1,364,313
7.50% Sr. Unsec. Nts., 2/15/22	2,405,000	2,774,769
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,700,000	1,751,850
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	2,720,000	2,734,960
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	540,000	533,925
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	557,000	566,307
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	1,160,000	1,173,050
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	900,000	929,250
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,689,213
7.50% Sec. Nts., 1/1/22[1]	505,000	549,087
8.125% Sr. Unsec. Nts., 4/1/22	1,040,000	1,107,600
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	755,000	771,044
		30,818,411
Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	732,000	753,045
5.00% Sr. Unsec. Nts., 10/15/26[1]	346,000	357,678
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	136,000	145,252
5.30% Sr. Unsec. Nts., 2/1/44	281,000	329,564
		1,585,539
Pharmaceuticals—1.0%
Allergan Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18	798,000	801,478
3.80% Sr. Unsec. Nts., 3/15/25	583,000	604,053
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]	585,000	87,750

	Principal Amount	Value
Pharmaceuticals (Continued)
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	$1,255,000	$1,061,102
6.00% Sr. Unsec. Nts., 2/1/25[1]	210,000	172,200
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	1,555,000	1,306,200
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	520,000	508,950
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,320,000	1,161,600
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	878,850
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	370,000	397,287
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	700,000	677,250
5.50% Sr. Unsec. Nts., 3/1/23[1]	2,590,000	2,211,187
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,845,000	1,591,313
6.125% Sr. Unsec. Nts., 4/15/25[1]	2,135,000	1,814,750
6.375% Sr. Unsec. Nts., 10/15/20[1]	520,000	506,350
6.75% Sr. Unsec. Nts., 8/15/21[1]	1,115,000	1,064,825
7.00% Sr. Sec. Nts., 3/15/24[1]	780,000	821,925
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,150,000	1,086,750
7.50% Sr. Unsec. Nts., 7/15/21[1]	935,000	909,288
		17,663,108
Industrials—3.5%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	714,000	744,266
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[1]	1,750,000	1,946,875
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	1,065,000	1,114,256
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	1,008,000	685,440
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	350,000	359,143
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	510,000	577,624
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	233,000	234,399
4.30% Sr. Unsec. Nts., 3/1/24	293,000	311,598
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	1,345,000	1,368,537
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	2,390,000	2,387,013
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	170,000	170,257
		9,899,408
Air Freight & Couriers—0.1%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	775,000	724,625
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	175,000	181,005
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	370,000	386,650
		1,292,280
Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	861,557
5.50% Sr. Unsec. Nts., 10/1/19[1,7]	1,050,000	1,105,125
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[1]	370,000	377,270
		2,343,952
Building Products—0.2%
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	656,000	647,550

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Building Products (Continued)
Standard Industries, Inc., 5.375% Sr.
Unsec. Nts., 11/15/24[1]	$1,535,000	$1,625,181
USG Corp., 4.875% Sr. Unsec. Nts.,
6/1/27[1]	450,000	464,063

		2,736,794
Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	510,212
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[13]	920,000	984,308
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	600,000	510,000
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,259,212
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,565,000	1,529,788
5.875% Sr. Unsec. Nts., 7/1/25	530,000	515,425
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	720,000	739,800
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	735,000	703,763
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	727,000	746,426
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	786,000	800,066
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,305,000
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	198,000	208,668
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,375,000	1,392,188

		11,204,856
Construction & Engineering—0.1%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	385,000	445,638
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	780,000	822,900

		1,268,538
Electrical Equipment—0.1%
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	934,000	956,182
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,280,738

		2,236,920
Industrial Conglomerates—0.1%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	622,012
Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/27[1,5]	465,000	465,297
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	490,000	504,087
Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	185,000	190,466
3.85% Sr. Unsec. Nts., 12/15/25	305,000	314,604

		2,096,466
Machinery—0.6%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	500,000	513,750
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	1,915,000	1,986,812
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	1,305,000	1,360,462
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	1,020,000	1,068,450
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	985,000	978,442

	Principal Amount	Value
Machinery (Continued)
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	$1,320,000	$1,379,532
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	1,435,000	1,503,163
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	755,000	766,325
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27[1]	260,000	273,488
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	222,000	224,243
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	255,000	262,650
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	384,000	379,409

		10,696,726
Professional Services—0.2%
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	260,000	269,750
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	796,000	796,000
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	2,015,000	2,098,119

		3,163,869
Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	1,020,000	963,900
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	111,000	124,258
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	490,000	535,325
Hertz Corp. (The):
7.375% Sr. Unsec. Nts., 1/15/21	265,000	257,050
7.625% Sec. Nts., 6/1/22[1]	790,000	790,079
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	197,000	219,329
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	772,000	760,208

		3,650,149
Trading Companies & Distributors—0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	976,000	1,017,129
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	403,000	401,187
3.625% Sr. Unsec. Nts., 4/1/27	403,000	403,904
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	245,000	262,150
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	360,400
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	620,000	653,325
6.75% Sr. Unsec. Nts., 12/15/20	875,000	919,844
HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[1]	490,000	521,850
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	670,000	710,200
7.75% Sec. Nts., 6/1/24[1]	450,000	477,000
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	1,435,000	1,542,625
United Rentals North America, Inc., 5.875% Sr. Unsec. Nts., 9/15/26	1,235,000	1,319,906

		8,589,520
Transportation Infrastructure—0.0%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	835,000	983,458

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Information Technology—2.5%
Communications Equipment—0.3%
CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	$570,000	$611,325
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	430,000	435,461
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	1,405,000	1,461,200
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	765,588
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	535,000	545,700
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	476,000	485,665

		4,304,939
Electronic Equipment, Instruments, & Components—0.1%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	680,000	678,413
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	485,000	506,219
5.50% Sr. Unsec. Nts., 12/1/24	147,000	159,724
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	720,000	764,767

		2,109,123
Internet Software & Services—0.3%
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[8,13]	2,161,451	1,966,920
j2 Cloud Services LLC/j2 Global
Co.-Obligor, Inc., 6% Sr. Unsec. Nts., 7/15/25[1]	790,000	817,650
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,489,163
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27[1]	758,000	767,251
5.25% Sr. Unsec. Nts., 4/1/25	268,000	287,430

		5,328,414
IT Services—0.9%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	785,000	773,225
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	474,000	467,624
Conduent Finance, Inc./Xerox Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	1,800,000	2,101,500
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[1]	672,000	680,845
4.75% Sr. Unsec. Nts., 4/15/27[1]	720,000	752,247
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	633,600
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,350,000	1,393,443
5.75% Sec. Nts., 1/15/24[1]	910,000	948,675
7.00% Sr. Unsec. Nts., 12/1/23[1]	2,090,000	2,236,300
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	821,270
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	2,040,000	2,111,400
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,705,000	1,785,987
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	508,217

		15,214,333
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	234,000	272,917
Micron Technology, Inc., 5.25% Sr. Unsec. Nts., 8/1/23[1]	575,000	600,012

	Principal Amount	Value
Semiconductors & Semiconductor Equipment (Continued)
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	$1,350,000	$1,459,687
QUALCOMM, Inc., 3.25% Sr. Unsec. Nts., 5/20/27	461,000	462,674
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	263,438

		3,058,728
Software—0.5%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	185,000	195,498
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,355,000	1,409,634
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	971,000	994,192
5.875% Sr. Unsec. Nts., 6/15/21[1]	490,000	514,500
6.02% Sr. Sec. Nts., 6/15/26[1]	577,000	636,715
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	819,338
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	608,578
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	401,000	420,047
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	575,000	567,944
Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[1]	495,000	519,285
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	900,000	994,500
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,155,000	1,244,512

		8,924,743
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	490,000	531,857
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	385,000	410,987
Hewlett Packard Enterprise Co., 2.45% Sr. Unsec. Nts., 10/5/17	231,000	231,624
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	559,000
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	875,000	1,034,408

		2,767,876
Materials—3.5%
Chemicals—1.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	378,000	378,710
4.125% Sr. Unsec. Nts., 3/15/35	129,000	128,916
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	434,000	447,118
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	395,000	405,862
6.625% Sr. Unsec. Nts., 5/15/23	450,000	478,125
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	803,000	806,825
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	1,850,000	1,697,375
10.375% Sr. Sec. Nts., 2/1/22[1]	1,545,000	1,537,275
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]	370,000	389,888
Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[1]	510,000	543,150
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]	260,000	274,300
10.50% Sr. Unsec. Nts., 4/15/23[1]	1,135,000	1,316,600
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	260,000	259,350
5.25% Sr. Unsec. Nts., 8/1/23[1]	495,000	510,469

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Chemicals (Continued)
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,115,000	$1,354,661
4.625% Sr. Unsec. Nts., 7/15/24		1,465,000	1,557,023
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		1,270,000	1,317,625
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		923,000	973,765
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		692,000	711,459
3.75% Sr. Unsec. Nts., 3/15/27		234,000	238,285
Sherwin-Williams Co. (The), 3.95% Sr. Unsec. Nts., 1/15/26[1]		418,000	432,138
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		1,270,000	1,098,550
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20		1,965,000	1,974,825
7.50% Sr. Unsec. Nts., 3/15/22[1]		445,000	460,575
Venator Finance Sarl/Venator Materials Corp., 5.75% Sr. Unsec. Nts., 7/15/25[1,5]		790,000	799,606
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		585,000	581,640
			20,674,115
Construction Materials—0.2%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		338,000	382,904
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1]		700,000	710,500
James Hardie International Finance DAC, 5.875% Sr. Unsec. Nts., 2/15/23[1]		431,000	453,627
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		231,000	228,850
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		500,000	493,125
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		260,000	267,150
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		800,000	848,000
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27		500,000	514,860
			3,899,016
Containers & Packaging—0.6%
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,880,000	1,861,200
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,000,000	1,050,000
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24		765,000	784,125
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27		440,000	424,378
4.80% Sr. Unsec. Nts., 6/15/44		366,000	392,703
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		240,000	243,240
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		500,000	530,625
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		690,000	741,237
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		745,000	774,800
7.00% Sr. Unsec. Nts., 7/15/24[1]		1,415,000	1,520,545
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		585,000	625,219
5.125% Sr. Unsec. Nts., 12/1/24[1]		785,000	845,838

	Principal Amount	Value
Containers & Packaging (Continued)
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	$ 755,000	$ 777,650
		10,571,560
Metals & Mining—1.1%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	1,070,000	1,135,538
AK Steel Corp., 7% Sr. Unsec. Nts., 3/15/27[7]	1,160,000	1,203,500
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	267,050
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	264,600
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20[7]	1,402,000	1,328,395
9.50% Sr. Sec. Nts., 4/1/21[1]	515,000	532,144
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24[1]	785,000	764,394
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[1]	555,000	516,150
6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	489,600
8.00% Sr. Unsec. Nts., 1/15/23[1]	365,000	377,775
First Quantum Minerals Ltd.:
7.25% Sr. Unsec. Nts., 5/15/22[1]	915,000	937,875
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	768,300
Freeport-McMoRan, Inc.:
5.40% Sr. Unsec. Nts., 11/14/34	915,000	821,212
6.125% Sr. Unsec. Nts., 6/15/19	500,000	508,750
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	261,000	291,817
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	505,000	531,512
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	1,075,000	1,094,339
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1,5]	790,000	789,454
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	255,000	270,060
Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[1]	1,065,000	1,094,714
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45	1,395,000	1,502,443
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	260,000	258,050
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,225,000	1,145,375
6.125% Sr. Unsec. Nts., 10/1/35	550,000	576,125
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	530,000	533,021
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[8]	805,000	906,631
		18,908,824
Paper & Forest Products—0.4%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	780,000	776,100
Fibria Overseas Finance Ltd., 5.50% Sr. Unsec. Nts., 1/17/27	79,000	80,849
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	788,000	806,715
Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[1]	510,000	533,812
7.75% Sr. Unsec. Nts., 12/1/22	500,000	538,125
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	1,150,000	1,193,125
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[1]	1,680,000	1,748,460
		5,677,186

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.7%
AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	$809,000	$838,149
4.35% Sr. Unsec. Nts., 6/15/45	763,000	711,901
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	763,000	1,162,849
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	785,000	786,633
6.45% Sr. Unsec. Nts., Series S, 6/15/21	1,200,000	1,302,000
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,375,000	1,509,062
Deutsche Telekom International Finance BV, 3.60% Sr. Unsec. Nts., 1/19/27[1]	450,000	458,791
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1,7]	3,600,000	3,702,960
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	590,000	532,800
10.50% Sr. Unsec. Nts., 9/15/22[7]	3,070,000	2,935,688
11.00% Sr. Unsec. Nts., 9/15/25	1,650,000	1,538,625
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[1]	360,000	383,695
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	1,195,000	1,242,931
5.625% Sr. Unsec. Nts., 2/1/23	490,000	510,825
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	260,000	248,373
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	785,000	775,053
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	577,000	583,225
4.103% Sr. Unsec. Nts., 3/8/27	252,000	260,899
5.213% Sr. Unsec. Nts., 3/8/47	421,000	457,028
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	289,000	381,136
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	780,000	813,696
5.125% Sr. Unsec. Nts., 4/15/25	780,000	820,950
5.375% Sr. Unsec. Nts., 4/15/27	390,000	419,250
6.00% Sr. Unsec. Nts., 4/15/24	985,000	1,056,413
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	665,000	643,789
4.125% Sr. Unsec. Nts., 8/15/46	394,000	352,572
4.522% Sr. Unsec. Nts., 9/15/48	494,000	470,279
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	1,330,000	1,104,731
7.75% Sr. Unsec. Nts., 10/1/21	695,000	656,775
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	265,000	277,919
6.00% Sr. Unsec. Nts., 4/1/23	1,345,000	1,422,338
		28,361,335
Wireless Telecommunication Services—0.6%
Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[1]	540,000	569,371
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	1,975,000	2,098,437
7.00% Sr. Unsec. Nts., 3/1/20[1]	850,000	935,000
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	2,505,000	2,793,075
7.875% Sr. Unsec. Nts., 9/15/23	2,075,000	2,391,437
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]	1,310,000	1,367,312
VimpelCom Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]	1,075,000	1,080,999
		11,235,631
Utilities—2.1%
Electric Utilities—0.7%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	395,000	410,828

	Principal Amount	Value
Electric Utilities (Continued)
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	$470,000	$476,462
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	482,000	484,336
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	451,000	430,957
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	539,000	544,972
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	608,000	603,494
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	434,000	433,819
Enel Finance International NV:
3.625% Sr. Unsec. Nts., 5/25/27[1]	462,000	458,532
6.25% Sr. Unsec. Nts., 9/15/17[1]	728,000	734,449
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	263,000	282,943
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	224,000	232,784
Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	420,000	424,163
4.85% Sr. Unsec. Nts., 4/1/47	368,000	380,693
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	202,000	222,197
Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[1,5]	790,000	790,987
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	241,000	281,911
Orazul Energy Egenor S en C por A, 5.625% Sr. Unsec. Nts., 4/28/27[1]	1,145,000	1,122,100
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	1,280,000	1,382,212
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	523,000	550,457
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	332,000	342,774
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	829,000	826,439
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	650,000	659,888
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	568,000	590,052
		12,667,449
Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	660,000	627,000
6.75% Sr. Unsec. Nts., 6/15/23	930,000	869,550
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	645,000	645,000
		2,141,550
Independent Power and Renewable Electricity Producers—1.0%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	875,000	952,420
AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[1]	455,000	478,519
AES Corp., 6% Sr. Unsec. Nts., 5/15/26	980,000	1,053,500
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	740,000	728,900
5.75% Sr. Unsec. Nts., 1/15/25	1,145,000	1,079,162
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	570,000	535,800
6.75% Sr. Unsec. Nts., 11/1/19	1,150,000	1,191,688
7.375% Sr. Unsec. Nts., 11/1/22	1,735,000	1,717,650
8.00% Sr. Unsec. Nts., 1/15/25[1]	1,465,000	1,428,375

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	$1,695,000	$1,033,950
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]	805,000	819,088
Miran Mid-Atlantic Trust, 10.06% Sec.
Pass-Through Certificates, Series C, 10.06%, 12/30/28	662,520	629,394
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	1,180,000	1,187,375
7.25% Sr. Unsec. Nts., 5/15/26	2,280,000	2,371,200
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[1]	104,000	101,660
6.50% Sr. Unsec. Nts., 6/1/25	1,930,000	1,365,475

		16,674,156
Multi-Utilities—0.3%
Dominion Energy, Inc.:
1.875% Sr. Unsec. Nts., 1/15/19	421,000	420,249
4.90% Sr. Unsec. Nts., 8/1/41	370,000	406,290
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	1,055,000	1,020,713
NGPL PipeCo LLC, 7.768% Sr. Unsec. Nts., 12/15/37[1]	650,000	776,750
NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	674,000	680,089
6.80% Sr. Unsec. Nts., 1/15/19	130,000	138,923
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	784,000	775,871

		4,218,885

Total Corporate Bonds and Notes (Cost $732,468,154)		741,959,435

	Shares
Preferred Stocks—0.8%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	12,600	339,822
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	14,375	350,319
BB&T Corp., 5.625% Non-Cv.	10,300	277,070
Citigroup Capital XIII, 7.542% Cum., Non- Vtg.[2]	19,675	511,156
Dominion Energy, Inc., 5.25 Cum.	13,900	349,863
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	13,875	351,176
eBay, Inc., 6% Cv.	12,700	347,599
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg.[2]	15,900	476,841
First Republic Bank, 7% Non-Cum.	9,200	247,020
GMAC Capital Trust I, 6.901% Jr. Sub., Non- Vtg.[2]	20,025	524,655
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	31,900	874,698
Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg.[2]	21,750	668,812
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	9,800	269,206
KeyCorp, 6.125% Non-Cum., Non-Vtg.[2]	28,100	823,330
Morgan Stanley, 5.85% Non-Cum., Non-Vtg.[2]	20,200	551,864
Morgan Stanley, 6.375% Non-Cum., Non-Vtg.[2]	19,175	547,254
NextEra Energy Capital Holding, Inc., 5.25% Jr. Sub., Non-Vtg.	13,750	348,288
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	9,775	269,692
Peabody Energy Corp., 8.50% Cv., Series A, Vtg.[14]	2,151	80,913
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg.[2]	17,900	529,840
Prudential Financial, Inc., 5.75% Jr. Sub.	10,125	263,149
Public Storage, 6% Cum., Non-Vtg.	14,350	383,863
Qwest Corp., 7% Sr. Unsec.	19,525	517,998

	Shares	Value
Preferred Stocks (Continued)
Regions Financial Corp., 6.375% Non-Cum., Series A	9,425	$240,630
Senior Housing Properties Trust, 5.625% Cv.	13,925	352,720
Southern Co. (The), 5.25% Jr. Sub.	15,175	379,527
State Street Corp., 6% Non-Cum., Non-Vtg.	18,275	489,222
US Bancorp, 6.50% Non-Cum., Non-Vtg.[2]	19,100	567,079
Validus Holdings Ltd., 5.80% Non-Cum.[14]	13,450	340,823
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	15,300	389,232
Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	5,000	128,551
Zions Bancorporation, 6.30% Non-Cum.[2]	10,800	302,400

Total Preferred Stocks (Cost $12,744,126)		13,094,612

Common Stocks—0.4%
Arco Capital Corp. Ltd.[1,9,14]	690,638	—
Carrizo Oil & Gas, Inc.[7,14]	11,001	191,637
Dynegy, Inc.[7,14]	90,668	749,824
EP Energy Corp., Cl. A7,14	176,339	645,401
Frontier Communications Corp.[7]	217,500	252,300
JSC Astana Finance, GDR[8,14]	446,838	—
Newfield Exploration Co.[7,14]	7,383	210,120
Parsley Energy, Inc., Cl. A7,14	8,264	229,326
Peabody Energy Corp.[14]	426	10,416
Peabody Energy Corp.[7,14]	39,573	967,560
Premier Holdings Ltd.[14]	18,514	—
Quicksilver Resources, Inc.[14]	4,151,000	87,586
Range Resources Corp.[7]	18,707	433,441
RSP Permian, Inc.[7,14]	6,836	220,598
Sabine Oil[14]	822	37,607
Schlumberger Ltd.	3,595	236,695
SM Energy Co.[7]	12,750	210,757
Valeant Pharmaceuticals International, Inc.[14]	108,823	1,882,638

Total Common Stocks (Cost $13,074,755)		6,365,906

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[14]	8,584	82,063
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[14]	2,611	20,235
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[14]	465	3,139

Total Rights, Warrants and Certificates (Cost $420,784)		105,437

		Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,15]		$1,085,231	535,077
3.054%, 4/30/25[1,15]		1,382,752	681,770
3.098%, 4/30/25[1,15]		1,193,785	588,600
3.131%, 4/30/25[1,15]		1,067,093	526,134
3.179%, 4/30/25[1,15]		1,328,617	655,079
3.231%, 4/30/25[1,15]		1,516,414	747,673
3.265%, 4/30/25[1,15]		1,211,438	597,304
3.346%, 4/30/25[1,15]		1,138,700	561,440
74.303%, 12/31/17[8,12]	BRL	5,140,000	2,656,704
LB Peru Trust II Certificates, Series 1998- A, 3.796%, 2/28/16[6,15]		2,994	—
Morgan Stanley, Russian Federation
Total Return Linked Bonds, Series 007,
Cl. VR, 5%, 8/22/34	RUB	30,729,654	229,910

Total Structured Securities (Cost $11,641,189)			7,779,691
Short-Term Note—0.5%
Arab Republic of Egypt Treasury Bills, 19.026%, 11/14/17[15] (Cost $8,334,766)	EGP	161,025,000	8,315,777

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—25.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[16,17]	100,703,124	$100,703,124
Oppenheimer Master Event-Linked Bond Fund, LLC[17]	2,520,983	41,351,355

	Shares	Value
Investment Companies (Continued)
Oppenheimer Master Loan Fund, LLC[17]	14,397,097	$236,208,983
Oppenheimer Ultra-Short Duration Fund, Cl. Y17	12,068,584	60,463,607
Total Investment Companies (Cost $437,250,628)		438,727,069

		Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Put[14]	USD	87.000	8/18/17	USD	3,866	255,156
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Put[14]	USD	86.000	8/18/17	USD	3,869	166,367
SX5E Index Put[14]	EUR	3,407.650	6/15/18	EUR	7,851	135,940
Total Exchange-Traded Options Purchased (Cost $842,702)						557,463

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
AUD Currency Put[14]	GSCOI	USD	0.746	7/25/17	AUD	20,067,720	15,532
EUR Currency Call[14]	BNP	USD	1.160	9/14/17	EUR	18,883,430	161,699
KRW Currency Put[14]	BAC	KRW	1138.000	8/30/17	KRW	36,734,285,118	514,280
MXN Currency Call[14,18]	GSCO-OT	MXN	19.500	7/13/17	MXN	506,475	503,953
Total Over-the-Counter Options Purchased (Cost $831,910)							1,195,464

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 6/4/28 Call[14]	UBS	Receive	Three-Month USD LIBOR	2.800%	5/31/18	USD	26,000	320,274
Interest Rate Swap maturing 6/4/28 Call[14]	UBS	Receive	Three-Month USD LIBOR	2.550	5/31/18	USD	26,000	494,081
Interest Rate Swap maturing 8/25/21 Call[14]	BAC	Receive	Three-Month USD LIBOR	2.065	8/23/17	USD	130,000	341,475
Interest Rate Swap maturing 8/27/19 Call[14]	BAC	Receive	Three-Month USD LIBOR	1.795	8/23/17	USD	130,000	51,895
Interest Rate Swap maturing 9/13/27 Call[14]	BAC	Receive	Six-Month EUR EURIBOR	0.822	9/11/17	EUR	23,400	407,346
Interest Rate Swap maturing 9/16/47 Call[14]	BAC	Receive	Three-Month USD LIBOR	2.465	9/12/17	USD	11,570	368,072
Interest Rate Swap maturing 9/20/47 Call[14]	UBS	Receive	Three-Month USD LIBOR	2.411	9/18/17	USD	23,660	942,415
Interest Rate Swap maturing 9/26/47 Call[14]	CITNA-B	Receive	Three-Month USD LIBOR	2.407	9/22/17	USD	11,544	473,474
Interest Rate Swap maturing 9/11/22 Call[14]	CITNA-B	Pay	Three-Month USD LIBOR	1.853	9/7/17	USD	87,360	191,199
Interest Rate Swap maturing 9/20/27 Call[14]	UBS	Pay	Three-Month USD LIBOR	2.148	9/18/17	USD	57,200	282,576
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,719,672)								3,872,807
Total Investments, at Value (Cost $1,780,071,695)							105.5%	1,792,144,867
Net Other Assets (Liabilities)							(5.5)	(93,290,395)

Net Assets							100.0%	$1,698,854,472

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $502,067,058 or 29.55% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,729,792 or 0.16% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $24,978,837. See Note 6 of the accompanying Consolidated Notes.

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Consolidated Footnotes to Statement of Investments (Continued)

8. Restricted security. The aggregate value of restricted securities at period end was $6,885,255, which represents 0.41% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10 – 1/31/13	$1,960,557	$1,966,920	$6,363
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked
Bonds, 74.303%, 12/31/17	9/19/07	2,592,788	2,656,704	63,916
Enviva Partners LP/Enviva Partners Finance Corp.,
8.50% Sr. Unsec. Nts., 11/1/21	10/20/16	1,235,000	1,322,994	87,994
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts.,
8/26/35	3/21/07	528,870	32,006	(496,864)
JSC Astana Finance, GDR	6/5/15	—	—	—
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	883,516	906,631	23,115

		$7,200,731	$6,885,255	$(315,476)

9. Security received as the result of issuer reorganization.

10. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Interest or dividend is paid-in-kind, when applicable.

14. Non-income producing security.

15. Zero coupon bond reflects effective yield on the original acquisition date.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions		Shares June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	38,454,698	388,205,551	325,957,125		100,703,124
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—	—		2,520,983
Oppenheimer Master Loan Fund, LLC	12,870,585	1,526,512	—		14,397,097
Oppenheimer Ultra-Short Duration Fund, Cl. Y	4,042,818	8,025,766	—		12,068,584

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E		$100,703,124	$198,979		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		41,351,355	1,243,194	[a]	(253,620)[a]
Oppenheimer Master Loan Fund, LLC		236,208,983	6,629,567	[b]	1,381,031	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		60,463,607	209,442		—

Total		$438,727,069	$8,281,182		$1,127,411

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. One-Touch Binary option becomes eligible for exercise if at the Expiration Date at the Expiration Time spot rates are less than or equal to 19.5 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows: Geographic Holdings	Value	Percent
United States	$1,386,407,300	77.4%
Brazil	35,499,822	2.0
Russia	33,197,338	1.9
Indonesia	23,377,265	1.3
Canada	23,351,902	1.3
Supranational	17,329,474	1.0
Peru	16,359,773	0.9
Mexico	15,534,548	0.9
India	15,056,632	0.8
Argentina	14,141,152	0.8
Turkey	13,394,474	0.8
United Kingdom	12,797,888	0.7
Netherlands	11,594,518	0.7
Egypt	11,134,360	0.6
South Africa	10,701,761	0.6
Kazakhstan	8,914,195	0.5
Ukraine	8,301,683	0.5
Ireland	7,724,622	0.4
Colombia	7,649,794	0.4
Luxembourg	6,544,820	0.4
Malaysia	6,328,170	0.4
France	5,942,463	0.3
Romania	5,677,205	0.3
Germany	5,633,082	0.3
Dominican Republic	5,443,745	0.3

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Poland	$5,331,530	0.3%
Hungary	4,523,213	0.3
Chile	4,365,212	0.2
Sri Lanka	4,153,522	0.2
Switzerland	4,004,425	0.2
Ecuador	3,707,354	0.2
Australia	3,568,439	0.2
Ivory Coast	3,453,005	0.2
Jamaica	3,349,046	0.2
Serbia	3,232,881	0.2
Uruguay	3,201,619	0.2
Croatia	3,147,733	0.2
Spain	3,129,985	0.2
Belgium	2,988,124	0.2
Thailand	2,369,100	0.1
Hong Kong	2,322,535	0.1
New Zealand	2,295,345	0.1
Italy	2,032,392	0.1
China	1,827,124	0.1
Sweden	1,805,459	0.1
Honduras	1,648,261	0.1
Denmark	1,392,980	0.1
Nigeria	1,369,548	0.1
Morocco	1,173,050	0.1
Vietnam	1,121,903	0.1
Senegal	1,115,033	0.1
Kuwait	1,026,160	0.1
United Arab Emirates	983,458	0.1
Angola	796,902	0.1
Israel	759,287	0.0
Bermuda	739,267	0.0
Eurozone	704,985	0.0
Gabon	673,655	0.0
Panama	620,730	0.0
Portugal	603,494	0.0
Norway	581,640	0.0
Japan	558,488	0.0
Belarus	552,757	0.0
Bahamas	546,337	0.0
Guatemala	516,875	0.0
South Korea	514,280	0.0
Iraq	481,129	0.0
Mauritius	435,461	0.0
Guernsey	383,158	0.0

Total	$1,792,144,867	100.0%

Forward Currency Exchange Contracts as of June 30, 2017
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2017 - 08/2017	BRL	16,920	USD	5,107	$2,283	$29,744
BAC	09/2017	CLP	81,000	USD	122	—	176
BAC	09/2017	COP	22,934,000	USD	7,441	6,999	573
BAC	09/2017	EUR	4,120	USD	4,650	75,878	—
BAC	08/2017	IDR	232,249,000	USD	17,320	16,808	—
BAC	09/2017	MXN	47,300	USD	2,543	30,938	—
BAC	09/2017	PLN	1,090	USD	290	4,297	—
BAC	09/2017	TWD	517,000	USD	17,125	—	116,779
BAC	09/2017	USD	5,077	AUD	6,700	—	67,360
BAC	07/2017	USD	813	BRL	2,690	1,154	—
BAC	09/2017	USD	12,327	CAD	16,425	—	354,346
BAC	04/2018	USD	17,354	IDR	242,675,000	—	228,665
BAC	09/2017	USD	5,697	RUB	332,700	151,260	2,419
BAC	09/2017	USD	17,116	TWD	517,000	107,243	—
BAC	09/2017	USD	5,015	ZAR	66,460	13,210	10,788
BAC	09/2017	ZAR	119,110	USD	9,093	5,320	114,325
BNP	08/2017	ARS	67,230	USD	4,060	—	120,525
BNP	07/2017	BRL	2,980	USD	904	—	4,220
BNP	08/2017	IDR	11,414,000	USD	851	1,270	—
BNP	07/2017	USD	912	BRL	2,980	12,456	—

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	09/2017	HUF	119,000	USD	432	$9,049	$—
BOA	09/2017	INR	269,000	USD	4,091	34,449	—
BOA	09/2017	THB	31,000	USD	912	1,095	—
BOA	09/2017	TRY	40,150	USD	10,967	189,284	—
BOA	09/2017	USD	4,175	AUD	5,515	—	59,672
BOA	09/2017	USD	1,911	THB	65,000	—	2,964
BOA	09/2017	USD	2,638	TRY	10,050	—	154,609
BOA	09/2017	USD	4,327	ZAR	57,500	—	9,960
BOA	09/2017	ZAR	18,140	USD	1,371	—	3,280
CITNA-B	08/2017	ARS	72,730	USD	4,395	—	133,039
CITNA-B	07/2017	BRL	26,410	USD	8,291	—	318,825
CITNA-B	09/2017	CLP	5,796,000	USD	8,492	221,490	—
CITNA-B	09/2017	COP	33,315,000	USD	11,287	—	468,494
CITNA-B	09/2017	CZK	40,500	USD	1,757	23,207	—
CITNA-B	09/2017	HUF	711,000	USD	2,588	49,681	—
CITNA-B	09/2017	INR	586,000	USD	9,055	—	67,739
CITNA-B	09/2017	MXN	25,900	USD	1,406	3,607	—
CITNA-B	09/2017	PEN	9,520	USD	2,887	21,617	—
CITNA-B	09/2017	PLN	3,330	USD	862	36,726	—
CITNA-B	09/2017	RON	1,730	USD	421	12,930	—
CITNA-B	09/2017	RUB	136,100	USD	2,260	9,423	144
CITNA-B	09/2017	TRY	5,360	USD	1,482	7,390	—
CITNA-B	07/2017	USD	7,983	BRL	26,410	11,326	—
CITNA-B	11/2017	USD	5,649	EGP	105,715	8,358	—
CITNA-B	09/2017	USD	6,559	MXN	119,400	61,408	—
CITNA-B	09/2017	USD	3,641	PLN	13,630	—	36,064
CITNA-B	09/2017	USD	5,046	RUB	293,200	156,282	—
CITNA-B	09/2017	USD	623	ZAR	8,200	4,891	—
CITNA-B	09/2017	ZAR	11,450	USD	846	17,749	—
DEU	09/2017	CAD	17,810	USD	13,464	287,217	—
DEU	09/2017	EUR	745	USD	806	48,907	—
DEU	09/2017	SGD	11,770	USD	8,476	83,643	—
DEU	09/2017	TRY	1,460	USD	393	13,159	—
DEU	09/2017	USD	9,094	EUR	8,505	—	660,929
DEU	09/2017	USD	2,653	NZD	3,690	—	46,663
DEU	09/2017	USD	970	THB	33,000	—	1,254
DEU	09/2017	USD	8,319	ZAR	108,860	108,492	—
DEU	09/2017	ZAR	55,450	USD	4,192	—	9,938
GSCO-OT	09/2017	AUD	5,665	USD	4,250	99,873	—
GSCO-OT	07/2017 - 08/2017	BRL	12,430	USD	3,813	8,375	79,701
GSCO-OT	09/2017	CAD	5,640	USD	4,263	92,006	—
GSCO-OT	09/2017	CLP	484,000	USD	715	12,350	—
GSCO-OT	09/2017	COP	5,404,000	USD	1,787	—	32,640
GSCO-OT	09/2017	EUR	655	USD	728	23,436	—
GSCO-OT	09/2017	MYR	6,400	USD	1,483	1,474	1,539
GSCO-OT	07/2017	USD	2,092	BRL	6,920	2,968	—
GSCO-OT	11/2017	USD	1,408	EGP	26,310	3,961	—
GSCO-OT	09/2017	USD	1,469	EUR	1,305	—	27,833
HSBC	09/2017	SGD	11,850	USD	8,629	—	11,126
HSBC	07/2017	BRL	15,880	USD	4,794	4,757	5,301
HSBC	09/2017	IDR	22,420,000	USD	1,673	—	3,864
HSBC	09/2017	INR	374,000	USD	5,704	32,265	—
HSBC	09/2017	MXN	68,400	USD	3,574	147,828	—
HSBC	09/2017	THB	29,000	USD	843	10,790	—
HSBC	09/2017	TWD	3,278	USD	109	—	1,198
HSBC	09/2017	USD	113	AUD	150	—	2,324
HSBC	07/2017 - 08/2017	USD	5,208	BRL	17,140	40,450	3,301
HSBC	09/2017	USD	31	MXN	600	—	1,297
HSBC	09/2017	USD	2,159	PLN	8,100	—	26,317
HSBC	09/2017	USD	2,624	RON	10,745	—	73,468
HSBC	09/2017	USD	8,571	SGD	11,850	—	46,868
JPM	07/2017 - 08/2017	BRL	25,300	USD	7,671	1,365	51,038
JPM	09/2017	CZK	9,600	USD	409	12,678	—
JPM	09/2017	IDR	141,246,000	USD	10,526	—	12,838
JPM	09/2017	MXN	75,400	USD	4,060	42,697	—
JPM	07/2017	MYR	21,055	USD	4,900	—	11,475
JPM	09/2017	NZD	5,900	USD	4,260	57,506	—

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	09/2017 - 03/2018	PHP	22,000	USD	435	$—	$4,967
JPM	09/2017	PLN	6,630	USD	1,745	43,719	—
JPM	09/2017	RON	7,955	USD	1,954	43,634	—
JPM	09/2017	RUB	109,000	USD	1,876	—	58,584
JPM	09/2017	THB	142,200	USD	4,171	14,908	—
JPM	09/2017	TRY	15,270	USD	4,266	—	23,283
JPM	07/2017 - 08/2017	USD	10,561	BRL	34,640	138,827	146
JPM	09/2017	USD	12,688	CLP	8,487,000	—	70,512
JPM	09/2017	USD	2,786	IDR	37,395,500	2,703	—
JPM	09/2017	USD	7,234	KRW	8,196,000	68,611	—
JPM	09/2017	USD	1,188	MYR	5,085	9,746	—
JPM	09/2017	USD	10,017	NZD	13,880	—	139,107
JPM	09/2017	USD	13,353	RUB	788,400	232,946	27,754
JPM	09/2017	USD	8,506	SGD	11,770	—	54,205
JPM	09/2017	USD	833	ZAR	10,890	11,478	—
MSCO	07/2017	BRL	2,720	USD	841	—	19,719
MSCO	07/2017	USD	822	BRL	2,720	1,166	—
TDB	07/2017 - 08/2017	BRL	72,335	USD	21,735	48,434	16,886
TDB	09/2017	EUR	380	USD	410	25,550	—
TDB	09/2017	PLN	26,270	USD	6,449	637,527	—
TDB	07/2017 - 08/2017	USD	16,929	BRL	56,290	28,705	53,417
TDB	09/2017	USD	5,304	CAD	7,025	—	119,879
TDB	09/2017	USD	2,378	MXN	43,900	—	10,812

Total Unrealized Appreciation and Depreciation						$3,753,229	$4,014,893

Futures Contracts as of June 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Buy	9/20/17	83	$12,756,062	$36,953
United States Treasury Nts., 10 yr.	CBT	Buy	9/20/17	737	92,516,531	(617,242)
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	205	25,733,906	129,425
United States Treasury Nts., 2 yr.	CBT	Buy	9/29/17	453	97,897,547	(125,159)
United States Treasury Nts., 5 yr.	CBT	Buy	9/29/17	72	8,484,188	(21,637)
United States Ultra Bonds	CBT	Buy	9/20/17	375	62,203,125	722,199

						$124,539

Exchange-Traded Options Written at June 30, 2017
Description			Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call		USD	88.000	8/18/17	USD	(7,735)	$491,776	$(456,365)
Over-the-Counter Options Written at June 30, 2017
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
AUD Currency Put	GSCO-OT	USD	0.725	7/25/17	AUD	(20,067,720)	$75,315	$(662)
CLP Currency Call	CITNA-B	CLP	658.000	8/31/17	CLP	(10,264,800,000)	145,705	(112,913)
CLP Currency Put	CITNA-B	CLP	685.000	8/31/17	CLP	(9,214,203,772)	155,363	(46,071)
COP Currency Call	CITNA-B	COP	2887.000	9/7/17	COP	(38,880,279,069)	195,277	(38,880)
KRW Currency Put	BAC	KRW	1180.000	8/30/17	KRW	(38,090,032,020)	145,904	(152,360)
KRW Currency Call	BAC	KRW	1085.000	8/30/17	KRW	(35,023,461,646)	224,990	(35,023)
RUB Currency Call	HSBC	RUB	57.000	9/19/17	RUB	(769,493,696)	119,406	(88,492)
RUB Currency Put	HSBC	RUB	61.800	9/19/17	RUB	(834,293,165)	134,729	(224,425)

Total Over-the-Counter Options Written							$1,196,689	$(698,826)

Centrally Cleared Credit Default Swaps at June 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.28	Sell	5.000%	6/20/22	USD	8,800	$(557,016)	$598,059
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	2,500	154,768	(151,458)
People’s Republic of China	Buy	1.000	6/20/22	USD	4,400	28,682	(64,632)
Republic of Korea	Buy	1.000	6/20/22	USD	6,600	162,875	(148,643)
Republic of Korea	Buy	1.000	6/20/22	USD	1,000	20,426	(22,522)
Republic of South Africa	Buy	1.000	6/20/22	USD	2,000	(80,514)	86,430
Republic of South Africa	Buy	1.000	6/20/22	USD	3,000	(118,668)	129,645
Republic of Turkey	Buy	1.000	6/20/22	USD	3,000	(200,253)	122,423

Total Cleared Credit Default Swaps						$(589,700)	$549,302

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Credit Default Swaps at June 30, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value
CMBX.NA.BBB-.9	FIB	Sell	3.000%	9/17/58	USD	3,615	$548,772	$(428,500)
CMBX.NA.BBB-.9	FIB	Sell	3.000	9/17/58	USD	2,325	358,796	(275,591)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	2,580	375,718	(305,817)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	3,875	590,697	(459,319)
CMBX.NA.BBB-.9	MSCO	Sell	3.000	9/17/58	USD	3,880	592,189	(459,912)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	4,050
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	22,131
Republic of Turkey	BNP	Sell	1.000	7/20/17	USD	4,000	(5,439)	9,580
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	23,087

Total Over-the-Counter Credit Default Swaps							$2,675,419	$(1,870,291)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$16,275,000	$—	BBB-
Non-Investment Grade Corporate Debt Indexes	8,800,000	—	BB
Investment Grade Sovereign Debt	4,437,000	—	BBB to BBB-
Non-Investment Grade Sovereign Debt	7,690,000	3,000,000	BB+ to BB

Total USD	$37,202,000	$3,000,000

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Three-Month USD
BAC	Receive	BBA LIBOR	2.675%	11/15/43	USD	8,000	$(251,055)
		Three-Month USD
BAC	Receive	BBA LIBOR	2.616	11/15/43	USD	8,125	(144,733)
		Three-Month USD
BAC	Receive	BBA LIBOR	2.688	11/15/43	USD	8,400	(284,487)
BNP	Pay	MXN TIIEBANXICO	7.403	2/28/22	MXN	114,350	153,120
		Three-Month PLN
CITNA-B	Pay	WIBOR WIBO	2.125	3/5/19	PLN	55,800	27,768
CITNA-B	Receive	BZDI	11.710	1/4/21	BRL	16,750	169,168
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	284,240	(148,919)
		Three-Month HUF
CITNA-B	Receive	BUBOR	1.025	3/5/19	HUF	3,900,750	(91,161)
		Six-Month HUF
CITNA-B	Pay	BUBOR	1.390	1/25/22	HUF	784,000	65,636
DEU	Pay	MXN TIIE BANXICO	7.430	2/28/22	MXN	59,545	83,321
		Three-Month ZAR
DEU	Pay	JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	18,285
DEU	Pay	BZDI	10.570	1/4/21	BRL	15,500	23,640
		Three-Month ZAR
DEU	Pay	JIBAR SAFEX	8.310	6/29/26	ZAR	28,050	(51,265)
DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	182,700	235,832
		Three-Month USD
GSCOI	Pay	BBA LIBOR	1.965	2/9/22	USD	17,650	144,045
		Six-Month HUF
JPM	Receive	BUBOR	0.335	6/29/19	HUF	1,863,000	7,597
		Six-Month HUF
JPM	Pay	BUBOR	2.170	6/29/27	HUF	399,600	(19,944)
		Three-Month ZAR
JPM	Receive	JIBAR SAFEX	7.490	3/27/22	ZAR	39,920	(5,234)
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.200	3/27/19	ZAR	90,480	(7,223)
		Three-Month USD
UBS	Pay	BBA LIBOR	1.865	6/29/22	USD	16,205	64,445

Total Centrally Cleared Interest Rate Swaps							$(11,164)

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at June 30, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
		Three-Month KRW CD
BNP	Receive	KSDA	1.850%	3/6/24	KRW	6,722,000	$(16,655)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.330	1/31/22	INR	210,000	17,882
BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	99,500	28,039
		Three-Month KRW CD
BOA	Receive	KSDA	1.860	3/6/24	KRW	4,472,500	(13,577)
		1 Time COP IBR OIS
CITNA-B	Receive	Compound	5.870	3/24/18	COP	40,160,110	(42,133)
		Three-Month COP IBR
CITNA-B	Pay	OIS Compound	5.700	2/7/20	COP	13,865,000	100,987
		Three-Month COP IBR
CITNA-B	Pay	OIS Compound	5.370	3/24/20	COP	13,032,090	78,772
		Three-Month KRW CD
DEU	Pay	KSDA	1.480	4/20/18	KRW	102,630,000	15,086
		Three-Month COP IBR
GSCOI	Pay	OIS Compound	5.530	1/17/19	COP	20,871,770	64,331
JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	53,200	30,361
		Three-Month MYR
JPM	Receive	KLIBOR BNM	4.005	2/21/22	MYR	13,230	(37,800)
		Three-Month MYR
SCB	Pay	KLIBOR BNM	3.310	8/19/21	MYR	45,000	(157,945)

Total Over-the-Counter Interest Rate Swaps							$67,348

Over-the-Counter Total Return Swaps at June 30, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	plus 20 basis points	7/12/17	USD	16,839	$(47,822)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Interest Rate Swaptions Written at June 30, 2017
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing			Six-Month EUR
9/13/47 Call	BAC	Pay	EURIBOR	1.471%	9/11/17	EUR		9,100	$234,081	$(354,853)
Interest Rate Swap maturing			Three-Month
9/14/27 Call	BAC	Pay	USD LIBOR	2.217	9/12/17	USD		28,340	266,500	(414,841)
Interest Rate Swap maturing			Three-Month
8/27/19 Call	BAC	Pay	USD LIBOR	1.595	8/23/17	USD		130,000	231,400	(267,595)
Interest Rate Swap maturing			Three-Month
8/25/21 Call	BAC	Pay	USD LIBOR	2.265	8/23/17	USD		130,000	187,200	(134,830)
Interest Rate Swap maturing			Three-Month
9/26/22 Call	CITNA-B	Pay	USD LIBOR	1.863	9/22/17	USD		54,106	306,800	(507,426)
Interest Rate Swap maturing			Three-Month
9/11/19 Call	CITNA-B	Receive	USD LIBOR	1.720	9/7/17	USD		421,200	481,000	(143,684)
Interest Rate Swap maturing			Three-Month
6/4/28 Call	UBS	Pay	USD LIBOR	2.300	5/31/18	USD		26,000	663,000	(740,606)
Interest Rate Swap maturing			Three-Month
9/20/22 Call	UBS	Receive	USD LIBOR	1.858	9/18/17	USD		109,200	611,000	(275,429)
Interest Rate Swap maturing			Three-Month
9/20/27 Call	UBS	Pay	USD LIBOR	2.148	9/18/17	USD		57,200	643,500	(1,091,383)

Total Over-the-Counter Interest Rate Swaptions Written									$3,624,481	$(3,930,647)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSB	Hong Kong & Shanghai Bank Corp.

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Counterparty Abbreviations (Continued)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CMBX.NA.BBB-.9	Markit CMBX North American Index
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR	London - Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SX5E	The EURO STOXX 50 Index
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,342,821,067)	$1,353,417,798
Affiliated companies (cost $437,250,628)	438,727,069
1,792,144,867
Cash	12,856,631
Cash—foreign currencies (cost $2,423,942)	2,412,047
Cash used for collateral on futures	3,344,000
Cash used for collateral on OTC derivatives	3,273,000
Cash used for collateral on centrally cleared swaps	8,022,332
Unrealized appreciation on forward currency exchange contracts	3,753,229
Swaps, at value (net premiums received $209,247)	394,306
Centrally cleared swaps, at value (premiums paid $956,451)	1,929,414
Receivables and other assets:
Investments sold (including $158,219,727 sold on a when-issued or delayed delivery basis)	172,584,106
Interest, dividends and principal paydowns	14,773,160
Shares of beneficial interest sold	2,108,046
Other	256,530
Total assets	2,017,851,668
Liabilities
Unrealized depreciation on forward currency exchange contracts	4,014,893
Options written, at value (premiums received $1,688,465)	1,155,191
Swaps, at value (premiums received $2,466,172)	2,245,071
Centrally cleared swaps, at value (premiums received $366,751)	1,391,276
Swaptions written, at value (premiums received $3,624,481)	3,930,647
Payables and other liabilities:
Investments purchased (including $291,233,610 purchased on a when-issued or delayed delivery basis)	304,333,622
Shares of beneficial interest redeemed	739,822
Variation margin payable	508,881
Distribution and service plan fees	268,107
Trustees’ compensation	113,979
Shareholder communications	92,026
Other	203,681
Total liabilities	318,997,196
Net Assets	$1,698,854,472

Composition of Net Assets
Par value of shares of beneficial interest	$331,771
Additional paid-in capital	1,809,816,978
Accumulated net investment income	43,248,645
Accumulated net realized loss on investments and foreign currency transactions	(167,443,001)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,900,079
Net Assets	$1,698,854,472

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $401,756,138 and 80,170,787 shares of beneficial interest outstanding)	$5.01
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,297,098,334 and 251,599,985 shares of beneficial interest outstanding)	$5.16

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,240,318
Dividends	2,876
Net expenses	(92,245)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,150,949
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	6,629,567
Net expenses	(398,931)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	6,230,636
Total allocation of net investment income from master funds	7,381,585
Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $126,280)	32,508,015
Fee income on when-issued securities	724,972
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $31)	312,506
Affiliated companies	408,421
Total investment income	33,953,914
Expenses
Management fees	5,157,521
Distribution and service plan fees - Service shares	1,614,162
Transfer and shareholder servicing agent fees:
Non-Service shares	200,041
Service shares	645,661
Shareholder communications:
Non-Service shares	24,850
Service shares	80,131
Borrowing fees	15,694
Custodian fees and expenses	60,535
Trustees’ compensation	31,462
Other	238,249
Total expenses	8,068,306
Less reduction to custodian expenses	(2,747)
Less waivers and reimbursements of expenses	(509,453)
Net expenses	7,556,106
Net Investment Income	33,779,393

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options and swaptions exercised)	$(354,403)
Closing and expiration of option contracts written	1,728,280
Closing and expiration of futures contracts	2,784,798
Foreign currency transactions	2,600,739
Swap contracts	(1,073,755)
Swaption contracts	1,052,444
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(253,620)
Oppenheimer Master Loan Fund, LLC	1,381,031
Net realized gain	7,865,514
Net change in unrealized appreciation/depreciation on:
Investment transactions	24,262,273
Translation of assets and liabilities denominated in foreign currencies	(1,183,430)
Futures contracts	558,252
Option contracts written	(102,112)
Swap contracts	796,494
Swaption contracts	(240,364)
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(9,638)
Oppenheimer Master Loan Fund, LLC	(4,039,753)
Net change in unrealized appreciation/depreciation	20,041,722
Net Increase in Net Assets Resulting from Operations	$61,686,629

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$33,779,393	$66,559,264
Net realized gain (loss)	7,865,514	(87,282,592)
Net change in unrealized appreciation/depreciation	20,041,722	130,129,701
Net increase in net assets resulting from operations	61,686,629	109,406,373
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(9,178,475)	(20,719,866)
Service shares	(25,692,448)	(61,256,620)
	(34,870,923)	(81,976,486)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(5,375,454)	(34,595,904)
Service shares	(7,915,871)	(112,356,578)
	(13,291,325)	(146,952,482)
Net Assets
Total increase (decrease)	13,524,381	(119,522,595)
Beginning of period	1,685,330,091	1,804,852,686
End of period (including accumulated net investment income of $43,248,645 and $44,340,175, respectively)	$1,698,854,472	$1,685,330,091

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$4.94	$4.88	$5.30	$5.38	$5.67	$5.38
Income (loss) from investment operations:
Net investment income[1]	0.10	0.20	0.23	0.26	0.28	0.33
Net realized and unrealized gain (loss)	0.09	0.11	(0.34)	(0.11)	(0.29)	0.36

Total from investment operations	0.19	0.31	(0.11)	0.15	(0.01)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.25)	(0.31)	(0.23)	(0.28)	(0.34)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	(0.12)	(0.25)	(0.31)	(0.23)	(0.28)	(0.40)
Net asset value, end of period	$5.01	$4.94	$4.88	$5.30	$5.38	$5.67

Total Return, at Net Asset Value[2]	3.79%	6.53%	(2.26)%	2.84%	(0.13)%	13.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$401,756	$401,308	$429,710	$586,951	$738,741	$741,996
Average net assets (in thousands)	$403,480	$416,054	$510,765	$707,673	$734,707	$690,351
Ratios to average net assets:[3,4]
Net investment income	4.18%	4.00%	4.51%	4.73%	5.12%	6.01%
Expenses excluding specific expenses listed below	0.82%	0.79%	0.76%	0.74%	0.74%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.82%	0.79%	0.76%	0.74%	0.74%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.74%	0.73%	0.71%	0.72%	0.71%
Portfolio turnover rate[7]	43%	80%	79%	93%	107%	78%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	0.82%
Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$894,708,866	$859,767,203
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$5.07	$5.00	$5.42	$5.50	$5.79	$5.49
Income (loss) from investment operations:
Net investment income[1]	0.10	0.19	0.23	0.25	0.27	0.33
Net realized and unrealized gain (loss)	0.09	0.12	(0.35)	(0.11)	(0.29)	0.36

Total from investment operations	0.19	0.31	(0.12)	0.14	(0.02)	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.24)	(0.30)	(0.22)	(0.27)	(0.33)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.06)

Total dividends and/or distributions to shareholders	(0.10)	(0.24)	(0.30)	(0.22)	(0.27)	(0.39)
Net asset value, end of period	$5.16	$5.07	$5.00	$5.42	$5.50	$5.79

Total Return, at Net Asset Value[2]	3.82%	6.27%	(2.49)%	2.49%	(0.37)%	13.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,297,098	$1,284,022	$1,375,143	$1,551,247	$1,716,026	$1,840,721
Average net assets (in thousands)	$1,302,295	$1,332,343	$1,496,350	$1,646,615	$1,794,640	$1,715,995
Ratios to average net assets:[3,4]
Net investment income	3.93%	3.75%	4.26%	4.48%	4.88%	5.76%
Expenses excluding specific expenses listed below	1.07%	1.04%	1.01%	0.99%	0.99%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.07%	1.04%	1.01%	0.99%	0.99%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.99%	0.98%	0.96%	0.97%	0.96%
Portfolio turnover rate[7]	43%	80%	79%	93%	107%	78%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.07%
Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2017	$894,708,866	$859,767,203
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 51,485 shares with net assets of $4,456,362 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$533,946
Net assets	$4,456,362
Net income (loss)	$(22,204)
Net realized gain (loss)	$20,225
Net change in unrealized appreciation/depreciation	$13,580

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $23,070 which were deferred. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$164,682,432

At period end, it is estimated that the capital loss carryforwards would be $156,839,988, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $7,865,514 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,780,333,192
Federal tax cost of other investments	242,984,654

Total federal tax cost	$2,023,317,846

Gross unrealized appreciation	$52,405,769
Gross unrealized depreciation	(39,767,187)

Net unrealized appreciation	$12,638,582

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$59,542,291	$17,329,473	$76,871,764
Mortgage-Backed Obligations	—	313,176,773	—	313,176,773
Foreign Government Obligations	—	178,200,427	—	178,200,427
Corporate Loans	—	1,922,242	—	1,922,242
Corporate Bonds and Notes	—	741,927,426	32,009	741,959,435
Preferred Stocks	13,013,699	80,913	—	13,094,612
Common Stocks	6,230,297	48,023	87,586	6,365,906
Rights, Warrants and Certificates	—	105,437	—	105,437
Structured Securities	—	4,893,077	2,886,614	7,779,691
Short-Term Note	—	8,315,777	—	8,315,777
Investment Companies	161,166,731	277,560,338	—	438,727,069
Exchange-Traded Options Purchased	421,523	135,940	—	557,463

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Over-the-Counter Options Purchased	$—	$1,195,464	$—	$1,195,464
Over-the-Counter Interest Rate Swaptions Purchased	—	3,872,807	—	3,872,807

Total Investments, at Value	180,832,250	1,590,976,935	20,335,682	1,792,144,867
Other Financial Instruments:
Swaps, at value	—	394,306	—	394,306
Centrally cleared swaps, at value	—	1,929,414	—	1,929,414
Futures contracts	888,577	—	—	888,577
Forward currency exchange contracts	—	3,753,229	—	3,753,229

Total Assets	$181,720,827	$1,597,053,884	$20,335,682	$1,799,110,393

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,245,071)	$—	$(2,245,071)
Centrally cleared swaps, at value	—	(1,391,276)	—	(1,391,276)
Options written, at value	(456,365)	(698,826)	—	(1,155,191)
Futures contracts	(764,038)	—	—	(764,038)
Forward currency exchange contracts	—	(4,014,893)	—	(4,014,893)
Swaptions written, at value	—	(3,930,647)	—	(3,930,647)

Total Liabilities	$(1,220,403)	$(12,280,713)	$—	$(13,501,116)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$88,123	$(88,123)

Total Assets	$88,123	$(88,123)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of December 31, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount
Assets Table
Investments, at Value:
Asset-Backed Securities	$17,151,511	$—	$125,650	$52,312
Mortgage-Backed Obligations	88,123	—	—	—
Corporate Bonds and Notes	28,301	—	3,728	(20)
Common Stocks	149,036	933	(61,435)	—
Rights, Warrants and Certificates	—	(6,331,150)	6,331,150	—
Structured Securities	2,899,462	(31,969)	(5,779)	24,900

Total Assets	$20,316,433	$(6,362,186)	$6,393,314	$77,192

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of June 30, 2017
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—	$17,329,473
Mortgage-Backed Obligations	—	—	—	(88,123)	—
Corporate Bonds and Notes	—	—	—	—	32,009
Common Stocks	—	(948)	—	—	87,586
Rights, Warrants and Certificates	—	—	—	—	—
Structured Securities	—	—	—	—	2,886,614

Total Assets	$—	$(948)	$—	$(88,123)	$20,335,682

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value
Asset-Backed Securities	$125,650
Corporate Bonds and Notes	3,728
Common Stocks	(61,435)
Structured Securities	(5,779)

Total	$62,164

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of June 31, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$17,329,473	Pricing service	N/A	N/A	N/A	(a	)
Corporate Bonds and Notes	32,006	Broker quotes	N/A	N/A	N/A	(a	)
Corporate Bonds and Notes	3	Estimated recovery proceeds	Nominal value	N/A	0.0001% of par	(b	)
Common Stocks	87,586	Estimated recovery proceeds	N/A	N/A	$0.0211/share	(c	)
Structured Securities	2,886,614	Broker quotes	N/A	N/A	N/A	(a	)

Total	$20,335,682

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain escrow positions received from a restructuring at a nominal value to reflect the low probability of receipt of future payments to be received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values certain common stocks received from a restructuring at the estimated amount of future recovery proceeds. This estimate is based on the market value of the position prior to the cash distribution (as determined by a pricing service) less the cash distribution received as part of the restructuring. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 15.2% of Master Loan and 14.7% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$291,233,610
Sold securities	158,219,727

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,014,088
Market Value	$3
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, three shareholders each owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $307,082,189 and $293,827,790, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $206,295,690 and $38,682,682 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $673,433 and $820,550 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $748,182 and $444,330 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of
December 31, 2016	82,620,181,343	$2,257,477
Options written	356,952,688,572	4,199,829
Options closed or expired	(256,959,626,541)	(1,728,280)
Options exercised	(49,516,604,551)	(3,040,561)

Options outstanding as of June 30, 2017	133,096,638,823	$1,688,465

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $50,325,857 and $40,128,257 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $81,557,869 and $242,346,120 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $14,481,353 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $1,224,189 and $1,010,197 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Swaptions outstanding as of December 31, 2016	182,000,000	$782,330
Swaptions written	1,288,435,861	5,461,098
Swaptions closed or expired	(240,459,986)	(1,052,444)
Swaptions exercised	(264,829,875)	(1,566,503)

Swaptions outstanding as of June 30, 2017	965,146,000	$3,624,481

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,558,345.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$301,929	$(244,062)	$–	$–	$57,867
Barclays Bank plc	2,098,458	(2,098,458)	–	–	–
BNP Paribas	212,142	(141,400)	–	–	70,742
Citibank NA	1,490,517	(1,490,517)	–	–	–
Deutsche Bank AG	556,504	(556,504)	–	–	–
Goldman Sachs Bank USA	748,396	(142,375)	(307,084)	(180,000)	118,937
Goldman Sachs International	79,863	–	–	–	79,863
HSBC Bank USA NA	236,090	(236,090)	–	–	–
JPMorgan Chase Bank NA	711,179	(491,709)	(219,470)	–	–
Morgan Stanley Capital Services, Inc.	1,166	(1,166)	–	–	–
Toronto Dominion Bank	740,216	(200,994)	(249,222)	(290,000)	–
UBS AG	2,039,346	(2,039,346)	–	–	–

	$9,215,806	$(7,642,621)	$(775,776)	$(470,000)	$327,409

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(244,062)	$244,062	$–	$–	$–
Barclays Bank plc	(2,284,677)	2,098,458	–	–	(186,219)
BNP Paribas	(141,400)	141,400	–	–	–

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Citibank NA	$(1,963,234)	$1,490,517	$–	$472,717	$–
Credit Suisse International	(704,091)	–	–	704,091	–
Deutsche Bank AG	(718,784)	556,504	–	162,280	–
Goldman Sachs Bank USA	(142,375)	142,375	–	–	–
HSBC Bank USA NA	(487,981)	236,090	–	–	(251,891)
JPMorgan Chase Bank NA	(491,709)	491,709	–	–	–
Morgan Stanley Capital Services, Inc.	(1,244,767)	1,166	–	1,243,601	–
Standard Chartered Bank	(157,945)	–	–	157,945	–
Toronto Dominion Bank	(200,994)	200,994	–	–	–
UBS AG	(2,107,418)	2,039,346	–	–	(68,072)

	$(10,889,437)	$7,642,621	$–	$2,740,634	$(506,182)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$58,848		Swaps, at value	$1,976,961
Interest rate contracts	Swaps, at value	335,458		Swaps, at value	268,110
Credit contracts	Centrally cleared swaps, at value	936,557		Centrally cleared swaps, at value	387,255
Interest rate contracts	Centrally cleared swaps, at value	992,857		Centrally cleared swaps, at value	1,004,021
Interest rate contracts				Variation margin payable	508,881	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	3,753,229		Unrealized depreciation on forward currency exchange contracts	4,014,893
Interest rate contracts				Options written, at value	456,365
Forward currency exchange contracts				Options written, at value	698,826
Interest rate contracts				Swaptions written, at value	3,930,647
Equity contracts	Investments, at value	135,940	**
Forward currency exchange contracts	Investments, at value	1,195,464	**
Interest rate contracts	Investments, at value	4,294,330	**

Total		$11,702,683			$13,245,959

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$(1,680,250)	$(1,680,250)
Forward currency exchange contracts	37,740	—	1,728,280	—	2,662,048	—	4,428,068
Interest rate contracts	(507,916)	1,052,444	—	2,784,798	—	606,495	3,935,821

Total	$(470,176)	$1,052,444	$1,728,280	$2,784,798	$2,662,048	$(1,073,755)	$6,683,639

* Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$–	$–	$—	$—	$650,298	$650,298
Equity contracts	(241,149)	–	–	—	—	—	(241,149)
Forward currency exchange contracts	627,901	(137,523)	–	—	(1,165,502)	—	(675,124)
Interest rate contracts	(93,124)	35,411	(240,364)	558,252	—	146,196	406,371

Total	$293,628	$(102,112)	$(240,364)	$558,252	$(1,165,502)	$796,494	$140,396

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,839,583	$14,253,215	2,809,997	$13,876,130
Dividends and/or distributions reinvested	1,828,381	9,178,475	4,307,664	20,719,866
Redeemed	(5,710,125)	(28,807,144)	(14,033,568)	(69,191,900)

Net decrease	(1,042,161)	$(5,375,454)	(6,915,907)	$(34,595,904)

Service Shares
Sold	7,966,438	$41,019,070	9,843,598	$49,602,452
Dividends and/or distributions reinvested	4,979,157	25,692,448	12,375,075	61,256,620
Redeemed	(14,414,839)	(74,627,389)	(44,290,987)	(223,215,650)

Net decrease	(1,469,244)	$(7,915,871)	(22,072,314)	$(112,356,578)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$678,074,926	$604,338,191
U.S. government and government agency obligations	22,412,221	54,358,898
To Be Announced (TBA) mortgage-related securities	894,708,866	859,767,203

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.61% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. Prior to May 1, 2017, the Fund was subject to an expense limitation wherein the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; as percentages of daily net assets, would not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. Effective May 1, 2017, this expense limitation has been removed.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-service shares	$2,160
Service shares	6,665

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $16,574. This fee waiver and/or expense reimbursement may not be amended or

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $484,054 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

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58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

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59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael A. Mata. Vice President
Krishna Memani, Vice President
Ruta Ziverte, Vice President
Chris Kelly, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Mark Hamilton, Dokyoung Lee, CFA, Ben Rockmuller, CFA and Alessio de Longis, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	Since Inception
Non-Service Shares	11/14/13	0.67%	0.91%	1.65%
Service Shares	11/14/13	0.50	0.76	1.44
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.31	0.49	0.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Returns for periods of less than one year are cumulative and not annualized. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index is unmanaged, includes the reinvestment of dividends and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	0.8%
Chubb Ltd.	0.8
Apple, Inc.	0.7
M&T Bank Corp.	0.7
UnitedHealth Group, Inc.	0.7
Allstate Corp. (The)	0.6
Altria Group, Inc.	0.6
Honeywell International, Inc.	0.6
Lockheed Martin Corp.	0.5
Xilinx, Inc.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	43.7%
Short-Term Notes	14.6
Event-Linked Bonds
Multiple Event	5.3
Earthquake	3.8
Windstorm	2.6
Other	0.7
Pandemic	0.1
Longevity	0.1
Investment Companies
Highland/iBoxx Senior Loan Exchange Traded Fund	0.5
Oppenheimer Institutional Government Money Market Fund	8.2
Scottish Mortgage Investment Trust plc	—*
SPDR Gold Trust Exchange Traded Fund	1.0
Non-Convertible Corporate Bonds and Notes	9.5
Foreign Government Obligations	3.4
Asset-Backed Securities	2.8
Corporate Loans	2.6
Mortgage-Backed Obligations
Non-Agency	0.5
Preferred Stocks	0.3
Convertible Corporate Bonds and Notes	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Over-the-Counter Options Purchased	—*
Rights, Warrants and Certificates	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of investments.

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 0.67% during the reporting period. On a relative basis, the Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.31% during the same period. With the exception of master limited partnerships (“MLPs”) and currency, most alternative asset classes in which the Fund invests outperformed the performance of short-term U.S. Government securities, resulting in the Fund’s relative outperformance versus the Index.

MARKET OVERVIEW

During the reporting period, markets continued their general risk-on mode initiated by the surprise election of Donald Trump in November 2016, as equities climbed and credit spreads narrowed to levels not seen since 2015. U.S. GDP growth continued to progress as employment and wage gains suggested the U.S. may be approaching full employment. Business and consumer confidence indicators came at the highest levels in the current expansion. While consumption growth has slowed modestly from a strong pace, the recovery in investment expenditures, a weaker dollar, and a stronger housing sector added to growth.

As its dual mandates of full employment and price stability were approached, the Federal Reserve Bank (the “Fed”) continued to reduce monetary accommodation and normalize rates. The Fed hiked short rates 0.25% in March and June, and signaled potential balance sheet normalization later this year, possibly in September, along with another hike in December. This was largely in line with market expectations and the reaction has been orderly to date.

As mentioned above, market performance continued to be positive for most risk assets during the six-month reporting period, with equities performing positively. Early in the reporting period, U.S. Treasury yields marched higher as the 10-year rate increased 19 basis points (bps) to 2.63% before falling quickly through the end of the period to 2.31%. This ultimately contributed to U.S. Treasuries generating positive total return. Oil prices fell during the reporting period, negatively impacting MLPs.

FUND REVIEW

Our exposure to Alpha alternatives and Global Real Estate produced the strongest returns for the Fund this reporting period. Within Alpha alternatives, our positive results were driven by Fundamental Alternatives and Global Multi Strategies. Our Fundamental Alternatives strategy had positive performance driven by the Equity and Credit strategies and this was partially offset by the Global Macro strategy, which was a small detractor. In Global Multi Strategies, our more quantitative alpha strategy, returns were driven by positive performance across strategies. In particular, Global Macro and Fixed Income Alternatives were the largest contributors for the period.

The Currency Alpha Strategy, which is a total return strategy focusing on fundamental and systematic dislocations across currency markets, detracted from performance during the reporting period. The strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles. One of our key market views at the turn of the year was that the U.S. dollar, though already significantly overvalued, would continue to appreciate in light of a shifting U.S. policy landscape. A united Republican Congress and presidency had increased the odds of fiscal stimulus which, coupled with monetary tightening already underway, created the potential for meaningful fiscal and monetary policy divergence between the United States and other major developed countries. In our view, such a policy mix was likely to boost the greenback against other major currencies. Six months into the year, however, the U.S. dollar has fallen on a trade-weighted basis. This has been a headwind to our currency positioning and has been a detractor during the period.

The Fund’s exposure to Global Real Estate through real estate investment trusts (REITs) produced positive performance. Overall, real estate conditions have generally been healthy in the global developed markets. Real estate fundamentals are currently driving earnings growth and dividend yields are attractive. Demand remains steady for quality real estate and overall new supply levels remain in check. If market optimism about the prospects for enacting Trump’s pro-growth policies wanes, REITs may prove more resilient than other more economically sensitive sectors.

The Fund’s exposure to income alternatives detracted from performance due to the performance of MLPs. Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. MLPs had a difficult period on the back of falling oil prices and excess OPEC supply. In our view, we expect excess supply to normalize in the second half of the year, which could provide some stability to prices. We continue to be bullish on MLPs due to the attractive yield relative to other income sources. Other investments within income alternatives produced positive results this reporting period, including loans and event-linked bonds. The latter transfer a specified set of catastrophe risks such as hurricanes, earthquakes and windstorms from a sponsor to investors.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

The Fund’s risk management overlay was also a detractor from performance. In particular, we increased equity market exposure through European futures, and this was a drag as the European equity market moved lower after we added this exposure. This was partially offset by our exposure to Emerging Market Equities through futures, which did well over the period. Given appropriate market conditions, the Fund periodically utilizes risk management overlays in an attempt to control and manage volatility, hedge unwanted risks, and maximize risk-adjusted returns.

STRATEGY & OUTLOOK

The Fund comprises a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as Global Multi Strategies, Fundamental Alternatives Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Global Real Estate and Commodities, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

As we look ahead, we have modest return expectations given valuations in most asset classes. We see a deteriorating growth domestically and abroad as a potential headwind to risky assets in the near term. In terms of our asset allocation overlays, we have a relative value preference for European and Emerging equities versus the U.S. equity market, where we see the greatest divergence in growth. In credit markets we continue to see increasing vulnerabilities like non-financial corporate leverage nearing previous cyclical peaks. As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscape to assess risks to the macro outlook and financial markets. While fundamental risks are rising we believe that diversifying risk, controlling volatility and managing the downside will be a winning strategy going forward. Because the Fund comprises a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,006.70	$6.54
Service shares	1,000.00	1,005.00	7.79

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,018.30	6.58
Service shares	1,000.00	1,017.06	7.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	1.31%
Service shares	1.56

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value
Common Stocks—43.0%
Consumer Discretionary—3.1%
Auto Components—0.1%
American Axle & Manufacturing Holdings, Inc.[1]	872	$13,603
China Zhongwang Holdings Ltd.	188,800	82,946
Cooper Tire & Rubber Co.	548	19,783
Cooper-Standard Holdings, Inc.[1]	182	18,358
Dana, Inc.	1,294	28,895
Dorman Products, Inc.[1]	334	27,645
Fox Factory Holding Corp.[1]	332	11,819
Gentherm, Inc.[1]	352	13,658
GKN plc	9,476	40,279
Horizon Global Corp.[1]	239	3,432
LCI Industries	276	28,262
Modine Manufacturing Co.[1]	388	6,421
Motorcar Parts of America, Inc.[1]	190	5,366
Standard Motor Products, Inc.	301	15,718
Stoneridge, Inc.[1]	449	6,919
Strattec Security Corp.	32	1,133
Superior Industries International, Inc.	270	5,549
Tenneco, Inc.	584	33,773
Tower International, Inc.	301	6,758
Valeo SA	1,561	105,888
Workhorse Group, Inc.[1]	203	749
		476,954
Automobiles—0.0%
Ford Motor Co.	2,447	27,382
General Motors Co.	838	29,271
Winnebago Industries, Inc.	360	12,600
		69,253
Distributors—0.0%
Core-Mark Holding Co., Inc.	464	15,340
Weyco Group, Inc.	104	2,899
		18,239
Diversified Consumer Services—0.1%
Adtalem Global Education, Inc.	617	23,415
American Public Education, Inc.[1]	205	4,848
Ascent Capital Group, Inc., Cl. A1	112	1,720
Bridgepoint Education, Inc.[1]	247	3,646
Bright Horizons Family Solutions, Inc.[1]	574	44,318
Cambium Learning Group, Inc.[1]	570	2,890
Capella Education Co.	161	13,782
Career Education Corp.[1]	931	8,938
Carriage Services, Inc., Cl. A	169	4,556
Chegg, Inc.[1]	689	8,468
Collectors Universe, Inc.	122	3,032
Grand Canyon Education, Inc.[1]	446	34,971
Houghton Mifflin Harcourt Co.[1]	9,625	118,387
K12, Inc.[1]	511	9,157
Laureate Education, Inc., Cl. A1	1,354	23,736
Liberty Tax, Inc.	125	1,619
Regis Corp.[1]	520	5,340
Rentokil Initial plc	15,866	56,561
Sotheby’s1	468	25,118
Strayer Education, Inc.	107	9,974
Weight Watchers International, Inc.[1]	496	16,576
		421,052
Hotels, Restaurants & Leisure—1.0%
Accor SA	4,096	193,017
Belmond Ltd., Cl. A1	998	13,273
Biglari Holdings, Inc.[1]	23	9,194
BJ’s Restaurants, Inc.[1]	211	7,860
Bloomin’ Brands, Inc.	1,070	22,716
Bob Evans Farms, Inc.	182	13,073
Bojangles’, Inc.[1]	447	7,264
Boyd Gaming Corp.	984	24,413

	Shares	Value
Hotels, Restaurants & Leisure (Continued)
Brinker International, Inc.	17,515	$667,321
Buffalo Wild Wings, Inc.[1]	172	21,792
Caesars Acquisition Co., Cl. A1	1,336	25,451
Carnival plc	1,079	71,446
Carrols Restaurant Group, Inc.[1]	407	4,986
Century Casinos, Inc.[1]	251	1,850
Cheesecake Factory, Inc. (The)	507	25,502
Churchill Downs, Inc.	160	29,328
Chuy’s Holdings, Inc.[1]	182	4,259
ClubCorp Holdings, Inc.	645	8,449
Compass Group plc	2,652	55,996
Dave & Buster’s Entertainment, Inc.[1]	394	26,205
Del Frisco’s Restaurant Group, Inc.[1]	278	4,476
Del Taco Restaurants, Inc.[1]	384	5,280
Denny’s Corp.[1]	730	8,592
DineEquity, Inc.	216	9,515
El Pollo Loco Holdings, Inc.[1]	344	4,764
Eldorado Resorts, Inc.[1]	423	8,460
Fiesta Restaurant Group, Inc.[1]	288	5,947
Fogo de Chao, Inc.[1]	340	4,726
Golden Entertainment, Inc.[1]	183	3,790
Habit Restaurants, Inc. (The), Cl. A1	201	3,176
Hilton Worldwide Holdings, Inc.	6,193	383,037
ILG, Inc.	1,087	29,882
InterContinental Hotels Group plc	879	48,851
International Speedway Corp., Cl. A	456	17,123
Intrawest Resorts Holdings, Inc.[1]	27,536	653,705
J Alexander’s Holdings, Inc.[1]	139	1,703
Jack in the Box, Inc.	274	26,989
Kona Grill, Inc.[1]	140	518
La Quinta Holdings, Inc.[1]	1,165	17,207
Lindblad Expeditions Holdings, Inc.[1]	439	4,609
Luby’s, Inc.[1]	313	880
Marcus Corp. (The)	347	10,479
Marriott Vacations Worldwide Corp.	250	29,437
McDonald’s Corp.	1,086	166,332
Merlin Entertainments plc[2]	12,053	75,484
Monarch Casino & Resort, Inc.[1]	215	6,504
Nathan’s Famous, Inc.[1]	44	2,772
Paddy Power Betfair plc	611	65,122
Panera Bread Co., Cl. A1	2,036	640,607
Papa John’s International, Inc.	350	25,116
Penn National Gaming, Inc.[1]	847	18,126
Pinnacle Entertainment, Inc.[1]	580	11,461
Planet Fitness, Inc., Cl. A	672	15,684
Potbelly Corp.[1]	296	3,404
Red Lion Hotels Corp.[1]	227	1,668
Red Robin Gourmet Burgers, Inc.[1]	102	6,655
Red Rock Resorts, Inc., Cl. A	823	19,382
Ruby Tuesday, Inc.[1]	683	1,373
Ruth’s Hospitality Group, Inc.	356	7,743
Scientific Games Corp., Cl. A1	884	23,072
SeaWorld Entertainment, Inc.	10,945	178,075
Shake Shack, Inc., Cl. A1	229	7,988
Sodexo SA	1,430	184,889
Sonic Corp.	386	10,225
Speedway Motorsports, Inc.	542	9,902
Starbucks Corp.	1,283	74,812
Texas Roadhouse, Inc., Cl. A	662	33,729
TUI AG	3,557	51,912
Whitbread plc	1,180	60,975
Wingstop, Inc.	291	8,992
Zoe’s Kitchen, Inc.[1]	246	2,930
		4,231,475
Household Durables—0.2%
AV Homes, Inc.[1]	245	4,912
Bassett Furniture Industries, Inc.	106	4,023

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Household Durables (Continued)
Beazer Homes USA, Inc.[1]	332	$4,555
Cavco Industries, Inc.[1]	94	12,187
Century Communities, Inc.[1]	238	5,902
CSS Industries, Inc.	88	2,302
Ethan Allen Interiors, Inc.	298	9,625
Flexsteel Industries, Inc.	80	4,329
Green Brick Partners, Inc.[1]	497	5,691
Helen of Troy Ltd.[1]	272	25,595
Hooker Furniture Corp.	147	6,049
Hovnanian Enterprises, Inc., Cl. A1	1,382	3,870
Installed Building Products, Inc.[1]	430	22,768
iRobot Corp.[1]	230	19,352
KB Home	815	19,536
La-Z-Boy, Inc.	501	16,282
Libbey, Inc.	274	2,208
Lifetime Brands, Inc.	191	3,467
M/I Homes, Inc.[1]	233	6,652
MDC Holdings, Inc.	463	16,358
Meritage Homes Corp.[1]	383	16,163
NACCO Industries, Inc., Cl. A	85	6,022
New Home Co., Inc. (The)[1]	220	2,523
PICO Holdings, Inc.[1]	221	3,868
Sekisui House Residential Investment Corp.	302	317,804
Taylor Morrison Home Corp., Cl. A1	504	12,101
Taylor Wimpey plc	21,207	48,689
TopBuild Corp.[1]	451	23,935
TRI Pointe Group, Inc.[1]	1,559	20,563
UCP, Inc., Cl. A1	104	1,139
Universal Electronics, Inc.[1]	150	10,028
William Lyon Homes, Cl. A1	302	7,290
ZAGG, Inc.[1]	232	2,007
		667,795
Internet & Catalog Retail—0.1%
1-800-Flowers.com, Inc., Cl. A1	684	6,669
Amazon.com, Inc.[1]	76	73,568
Etsy, Inc.[1]	908	13,620
FTD Cos., Inc.[1]	308	6,160
Gaia, Inc., Cl. A1	148	1,658
HSN, Inc.	568	18,119
Liberty TripAdvisor Holdings, Inc., Cl. A1	906	10,510
Nutrisystem, Inc.	299	15,563
Overstock.com, Inc.[1]	300	4,890
PetMed Express, Inc.	132	5,359
Priceline Group, Inc. (The)[1]	49	91,655
Shutterfly, Inc.[1]	344	16,340
		264,111
Leisure Products—0.0%
Acushnet Holdings Corp.	697	13,829
American Outdoor Brands Corp.[1]	537	11,900
Callaway Golf Co.	850	10,863
Escalade, Inc.	155	2,031
JAKKS Pacific, Inc.[1]	264	1,056
Johnson Outdoors, Inc., Cl. A	82	3,953
Malibu Boats, Inc., Cl. A1	166	4,294
Marine Products Corp.	299	4,667
MCBC Holdings, Inc.[1]	204	3,988
Nautilus, Inc.[1]	300	5,745
		62,326
Media—0.8%
AMC Entertainment Holdings, Inc., Cl. A	1,715	39,016
Central European Media Enterprises Ltd., Cl. A1	1,476	5,904
Comcast Corp., Cl. A	2,211	86,052
Daily Journal Corp.[1]	13	2,682
DISH Network Corp., Cl. A1	17,643	1,107,275

	Shares	Value
Media (Continued)
Entravision Communications Corp., Cl. A	1,226	$8,092
Eros International plc[1]	612	7,007
EW Scripps Co. (The), Cl. A1	1,040	18,522
Gannett Co., Inc.	1,178	10,272
Global Eagle Entertainment, Inc.[1]	833	2,965
Gray Television, Inc.[1]	862	11,809
Hemisphere Media Group, Inc., Cl. A1	425	5,036
IMAX Corp.[1]	789	17,358
Informa plc	6,141	53,556
ITV plc	19,701	46,594
Liberty Media Corp.-Liberty Braves, Cl. C1	506	12,129
Liberty Media Corp.-Liberty Braves, Cl. A1	504	12,041
Liberty Media Corp.-Liberty Formula One, Cl. A1	867	30,371
Liberty Media Corp.-Liberty Formula One, Cl. C1	858	31,420
Live Nation Entertainment, Inc.[1]	13,950	486,157
Loral Space & Communications, Inc.[1]	292	12,133
MDC Partners, Inc., Cl. A	560	5,544
Media General, Inc.[1,3]	1,099	2,231
Meredith Corp.	470	27,942
MSG Networks, Inc., Cl. A1	866	19,442
National CineMedia, Inc.	963	7,145
New Media Investment Group, Inc.	531	7,158
New York Times Co. (The), Cl. A	1,291	22,851
Nexstar Media Group, Inc., Cl. A	554	33,129
Publicis Groupe SA	2,488	186,397
Reading International, Inc., Cl. A1	288	4,645
RELX plc	4,245	91,862
Saga Communications, Inc., Cl. A	61	2,791
Salem Media Group, Inc., Cl. A	366	2,599
Scholastic Corp.	345	15,039
Sinclair Broadcast Group, Inc., Cl. A	1,216	40,006
Sky plc	6,170	79,880
Time Warner, Inc.	1,439	144,490
Time, Inc.	1,176	16,876
Townsquare Media, Inc., Cl. A1	280	2,867
Tribune Media Co., Cl. A	6,002	244,702
tronc, Inc.[1]	408	5,259
Twenty-First Century Fox, Inc., Cl. A	2,151	60,959
Twenty-First Century Fox, Inc., Cl. B	2,031	56,604
Urban One, Inc.[1]	706	1,589
Walt Disney Co. (The)	961	102,106
World Wrestling Entertainment, Inc., Cl. A	782	15,929
WPP plc	2,198	46,246
		3,252,679
Multiline Retail—0.1%
Big Lots, Inc.	446	21,542
Fred’s, Inc., Cl. A	4,968	45,855
Marks & Spencer Group plc	14,811	64,297
Next plc	813	40,831
Ollie’s Bargain Outlet Holdings, Inc.[1]	550	23,430
Target Corp.	971	50,773
Tuesday Morning Corp.[1]	840	1,596
		248,324
Specialty Retail—0.4%
Aaron’s, Inc.	677	26,335
Abercrombie & Fitch Co., Cl. A	602	7,489
American Eagle Outfitters, Inc.	2,111	25,438
America’s Car-Mart, Inc.[1]	76	2,956
Asbury Automotive Group, Inc.[1]	225	12,724
Ascena Retail Group, Inc.[1]	4,192	9,013
At Home Group, Inc.[1]	549	12,786

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Specialty Retail (Continued)
Barnes & Noble Education, Inc.[1]	494	$5,251
Barnes & Noble, Inc.	889	6,756
Big 5 Sporting Goods Corp.	239	3,119
Boot Barn Holdings, Inc.[1]	352	2,492
Build-A-Bear Workshop, Inc.[1]	151	1,578
Caleres, Inc.	441	12,251
Camping World Holdings, Inc., Cl. A	211	6,509
Cato Corp. (The), Cl. A	281	4,943
Chico’s FAS, Inc.	1,842	17,352
Children’s Place, Inc. (The)	180	18,378
Citi Trends, Inc.	150	3,183
Conn’s, Inc.[1]	310	5,921
Container Store Group, Inc. (The)[1]	335	1,983
Destination XL Group, Inc.[1]	515	1,210
DSW, Inc., Cl. A	957	16,939
Express, Inc.[1]	849	5,731
Finish Line, Inc. (The), Cl. A	440	6,235
Five Below, Inc.[1]	512	25,277
Francesca’s Holdings Corp.[1]	456	4,989
Genesco, Inc.[1]	277	9,390
Group 1 Automotive, Inc.	240	15,197
Guess?, Inc.	759	9,700
Haverty Furniture Cos., Inc.	211	5,296
Hibbett Sports, Inc.[1]	236	4,897
Home Depot, Inc. (The)	475	72,865
Kingfisher plc	15,332	60,048
Kirkland’s, Inc.[1]	201	2,066
Lithia Motors, Inc., Cl. A	258	24,311
Lowe’s Cos., Inc.	356	27,601
Lumber Liquidators Holdings, Inc.[1]	234	5,864
MarineMax, Inc.[1]	267	5,220
Monro Muffler Brake, Inc.	333	13,903
Office Depot, Inc.	4,892	27,591
Party City Holdco, Inc.[1]	1,125	17,606
Pier 1 Imports, Inc.	1,090	5,657
Rent-A-Center, Inc.	15,772	184,848
Sears Hometown & Outlet Stores, Inc.[1]	243	656
Select Comfort Corp.[1]	435	15,438
Shoe Carnival, Inc.	219	4,573
Sonic Automotive, Inc., Cl. A	457	8,889
Sportsman’s Warehouse Holdings, Inc.[1]	290	1,566
Staples, Inc.	62,699	631,379
Stein Mart, Inc.	777	1,313
Tailored Brands, Inc.	551	6,149
Tesco plc[1]	17,870	39,358
Tiffany & Co.	3,608	338,683
Tile Shop Holdings, Inc.	546	11,275
Tilly’s, Inc., Cl. A	254	2,578
Vitamin Shoppe, Inc.[1]	387	4,509
West Marine, Inc.	353	4,536
Winmark Corp.	43	5,545
Zumiez, Inc.[1]	306	3,779
		1,819,124
Textiles, Apparel & Luxury Goods—0.3%
Burberry Group plc	1,942	42,074
China Dongxiang Group Co. Ltd.	450,000	80,128
China Lilang Ltd.	126,000	83,938
Columbia Sportswear Co.	707	41,048
Crocs, Inc.[1]	658	5,073
Culp, Inc.	120	3,900
Deckers Outdoor Corp.[1]	267	18,225
Delta Apparel, Inc.[1]	69	1,530
Fossil Group, Inc.[1]	756	7,825
G-III Apparel Group Ltd.[1]	574	14,321
Iconix Brand Group, Inc.[1]	650	4,491
Kate Spade & Co.[1]	34,972	646,632
Kering	590	202,010

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
LVMH Moet Hennessy Louis Vuitton SE	610	$153,026
Movado Group, Inc.	248	6,262
NIKE, Inc., Cl. B	1,038	61,242
Oxford Industries, Inc.	176	10,998
Perry Ellis International, Inc.[1]	169	3,289
Sequential Brands Group, Inc.[1]	644	2,570
Steven Madden Ltd.[1]	564	22,532
Superior Uniform Group, Inc.	134	2,995
Unifi, Inc.[1]	229	7,053
Vera Bradley, Inc.[1]	343	3,355
Wolverine World Wide, Inc.	875	24,509
		1,449,026
Consumer Staples—2.5%
Beverages—0.5%
Boston Beer Co., Inc. (The), Cl. A1	122	16,122
Coca-Cola Bottling Co. Consolidated	85	19,454
Coca-Cola Co. (The)	28,953	1,298,542
Coca-Cola HBC AG1	4,517	132,875
Craft Brew Alliance, Inc.[1]	153	2,578
Diageo plc	2,505	74,051
MGP Ingredients, Inc.	166	8,494
National Beverage Corp.	419	39,202
PepsiCo, Inc.	849	98,051
Pernod Ricard SA	2,412	323,347
Primo Water Corp.[1]	282	3,582
		2,016,298
Food & Staples Retailing—0.5%
Andersons, Inc. (The)	294	10,040
Carrefour SA	8,016	203,471
Chefs’ Warehouse, Inc. (The)[1]	12,316	160,108
Costco Wholesale Corp.	406	64,932
CVS Health Corp.	1,404	112,966
Ingles Markets, Inc., Cl. A	245	8,158
J Sainsbury plc	20,515	67,305
Natural Grocers by Vitamin Cottage, Inc.[1]	241	1,993
Performance Food Group Co.[1]	1,111	30,441
PriceSmart, Inc.	292	25,579
Smart & Final Stores, Inc.[1]	642	5,842
SpartanNash Co.	455	11,812
SUPERVALU, Inc.[1]	2,779	9,143
United Natural Foods, Inc.[1]	512	18,790
Village Super Market, Inc., Cl. A	131	3,396
Walgreens Boots Alliance, Inc.	619	48,474
Wal-Mart Stores, Inc.	1,664	125,932
Weis Markets, Inc.	293	14,275
Whole Foods Market, Inc.	24,047	1,012,619
Wm Morrison Supermarkets plc	21,770	68,448
		2,003,724
Food Products—0.3%
Admiral Group plc	2,905	75,814
Alico, Inc.	81	2,535
Associated British Foods plc	1,857	71,028
B&G Foods, Inc.	670	23,852
Calavo Growers, Inc.	165	11,393
Danone SA	5,052	379,756
Darling Ingredients, Inc.[1]	1,548	24,366
Dean Foods Co.	958	16,286
Farmer Brothers Co.[1]	194	5,869
Fresh Del Monte Produce, Inc.	602	30,648
Freshpet, Inc.[1]	256	4,250
Inventure Foods, Inc.[1]	30,936	133,334
J&J Snack Foods Corp.	188	24,829
John B Sanfilippo & Son, Inc.	125	7,889
Kraft Heinz Co. (The)	770	65,943
Lancaster Colony Corp.	351	43,040
Landec Corp.[1]	261	3,876

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food Products (Continued)
Lifeway Foods, Inc.[1]	154	$1,438
Limoneira Co.	156	3,686
Mondelez International, Inc., Cl. A	849	36,668
Omega Protein Corp.	252	4,511
Sanderson Farms, Inc.	216	24,980
Seaboard Corp.	12	47,940
Seneca Foods Corp., Cl. A1	149	4,626
Snyder’s-Lance, Inc.	902	31,227
Tootsie Roll Industries, Inc.	666	23,210
Unilever plc	1,309	70,904
		1,173,898
Household Products—0.0%
Central Garden & Pet Co.[1]	634	20,155
Central Garden & Pet Co., Cl. A1	791	23,746
Colgate-Palmolive Co.	834	61,824
HRG Group, Inc.[1]	2,060	36,483
Oil-Dri Corp. of America	100	4,201
Procter & Gamble Co. (The)	957	83,402
Reckitt Benckiser Group plc	871	88,374
WD-40 Co.	136	15,008
		333,193
Personal Products—0.1%
Avon Products, Inc.[1]	6,109	23,214
elf Beauty, Inc.[1]	495	13,469
Inter Parfums, Inc.	331	12,131
L’Oreal SA	1,476	307,625
Medifast, Inc.	129	5,350
Nature’s Sunshine Products, Inc.	147	1,948
Nutraceutical International Corp.	88	3,665
Peugeot SA	6,619	132,129
Revlon, Inc., Cl. A1	718	17,017
USANA Health Sciences, Inc.[1]	211	13,525
		530,073
Tobacco—1.1%
Alliance One International, Inc.[1]	160	2,304
Altria Group, Inc.	32,245	2,401,285
British American Tobacco plc	1,157	78,771
Imperial Brands plc	1,428	64,213
Philip Morris International, Inc.	16,152	1,897,053
Turning Point Brands, Inc.[1]	173	2,654
Universal Corp.	272	17,598
Vector Group Ltd.	1,259	26,842
		4,490,720
Energy—4.8%
Energy Equipment & Services—0.4%
Archrock, Inc.	7,094	80,872
Atwood Oceanics, Inc.[1]	611	4,980
Bristow Group, Inc.	700	5,355
Dawson Geophysical Co.[1]	276	1,082
Era Group, Inc.[1]	313	2,961
Exterran Corp.[1]	437	11,668
Fairmount Santrol Holdings, Inc.[1]	2,364	9,220
Forum Energy Technologies, Inc.[1]	977	15,241
Geospace Technologies Corp.[1]	144	1,991
Halliburton Co.	10,488	447,942
Helix Energy Solutions Group, Inc.[1]	1,767	9,966
Hornbeck Offshore Services, Inc.[1]	726	2,055
Independence Contract Drilling, Inc.[1]	444	1,727
Mammoth Energy Services, Inc.[1]	388	7,217
Matrix Service Co.[1]	483	4,516
McDermott International, Inc.[1]	3,222	23,102
Natural Gas Services Group, Inc.[1]	169	4,200
Newpark Resources, Inc.[1]	853	6,269
Oil States International, Inc.[1]	511	13,874
Parker Drilling Co.[1]	1,637	2,210
Pearson plc	7,783	70,099

	Shares	Value
Energy Equipment & Services (Continued)
PHI, Inc.[1]	261	$2,547
Pioneer Energy Services Corp.[1]	1,211	2,483
RigNet, Inc.[1]	266	4,269
Schlumberger Ltd.	9,427	620,674
SEACOR Holdings, Inc.[1]	182	6,243
SEACOR Marine Holdings, Inc.[1]	182	3,705
Smart Sand, Inc.[1]	491	4,375
TechnipFMC plc[1]	1,303	35,425
Tesco Corp.[1]	641	2,852
TETRA Technologies, Inc.[1]	1,214	3,387
Unit Corp.[1]	610	11,425
US Silica Holdings, Inc.	862	30,592
Vantage Drilling International[1]	447	78,448
Willbros Group, Inc.[1]	727	1,796
		1,534,768
Oil, Gas & Consumable Fuels—4.4%
Abraxas Petroleum Corp.[1]	1,621	2,626
Adams Resources & Energy, Inc.	42	1,725
Alon USA Energy, Inc.	684	9,111
Antero Midstream GP LP1	13,741	302,027
Arch Coal, Inc., Cl. A	139	9,494
Ardmore Shipping Corp.	347	2,828
Bill Barrett Corp.[1]	824	2,530
BP plc	11,200	64,703
Buckeye Partners LP4	7,290	466,050
California Resources Corp.[1]	446	3,813
Callon Petroleum Co.[1]	2,047	21,719
Canadian Natural Resources Ltd.	15,103	435,807
Carrizo Oil & Gas, Inc.[1]	734	12,786
Chevron Corp.	10,792	1,125,929
Clean Energy Fuels Corp.[1]	1,520	3,861
Cobalt International Energy, Inc.[1]	497	1,228
ConocoPhillips	23,120	1,016,355
Contango Oil & Gas Co.[1]	286	1,899
COSCO SHIPPING Energy Transportation Co. Ltd., Cl. H	142,000	79,314
Delek US Holdings, Inc.	593	15,679
Denbury Resources, Inc.[1]	5,627	8,609
DHT Holdings, Inc.	1,046	4,341
Dorian LPG Ltd.[1]	623	5,096
Eclipse Resources Corp.[1]	2,284	6,532
Energen Corp.[1]	7,137	352,354
Energy Transfer Equity LP4	55,285	992,919
Energy Transfer Partners LP4	61,049	1,244,789
Enterprise Products Partners LP4	34,820	942,926
EOG Resources, Inc.	8,162	738,824
EQT Midstream Partners LP4	4,195	313,073
Erin Energy Corp.[1]	2,430	3,524
Evolution Petroleum Corp.	353	2,859
EXCO Resources, Inc.[1]	273	723
Exxon Mobil Corp.	608	49,084
GasLog Ltd.	843	12,856
Gener8 Maritime, Inc.[1]	818	4,654
Genesis Energy LP4	8,045	255,268
Green Plains, Inc.	406	8,343
Halcon Resources Corp.[1]	7,505	34,073
International Seaways, Inc.[1]	278	6,024
Jagged Peak Energy, Inc.[1]	1,775	23,696
Kinder Morgan, Inc.	1,513	28,989
Magellan Midstream Partners LP4	11,715	834,928
Matador Resources Co.[1]	927	19,810
MPLX LP4	23,987	801,166
Navios Maritime Acquisition Corp.	1,719	2,527
Newfield Exploration Co.[1]	10,310	293,423
Noble Energy, Inc.[5]	22,057	624,213
Oasis Petroleum, Inc.[1]	2,828	22,765
Occidental Petroleum Corp.	17,263	1,033,536
Overseas Shipholding Group, Inc., Cl. A1	990	2,633

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Pacific Ethanol, Inc.[1]	492	$3,075
Panhandle Oil & Gas, Inc., Cl. A	159	3,673
Par Pacific Holdings, Inc.[1]	424	7,649
PDC Energy, Inc.[1]	712	30,694
Phillips 66 Partners LP4	6,800	336,056
Plains All American Pipeline LP4	12,730	334,417
Plains GP Holdings LP, Cl. A	15,100	395,016
Renault SA	1,409	127,816
Renewable Energy Group, Inc.[1]	347	4,494
REX American Resources Corp.[1]	64	6,180
Rice Midstream Partners LP4	16,525	329,509
Ring Energy, Inc.[1]	442	5,746
Royal Dutch Shell plc, Cl. A	2,519	66,912
Royal Dutch Shell plc, Cl. B	2,417	64,919
RSP Permian, Inc.[1]	1,651	53,278
SandRidge Energy, Inc.[1]	1,128	19,413
Scorpio Bulkers, Inc.[1]	942	6,688
Scorpio Tankers, Inc.	2,011	7,984
SemGroup Corp., Cl. A	693	18,711
SRC Energy, Inc.[1]	2,143	14,422
Tallgrass Energy GP LP, Cl. A	22,277	566,504
Tallgrass Energy Partners LP4	2,300	115,207
Targa Resources Corp.[5]	17,122	773,914
TC PipeLines LP4	15,695	863,225
Teekay Corp.	1,185	7,904
Teekay Tankers Ltd., Cl. A	1,756	3,301
Tesoro Corp.	474	44,366
TOTAL SA	3,454	171,134
Valero Energy Corp.	6,611	445,978
W&T Offshore, Inc.[1]	1,340	2,626
Western Gas Partners LP4	3,535	197,748
Westmoreland Coal Co.[1]	379	1,846
WildHorse Resource Development Corp.[1]	838	10,366
Williams Cos., Inc. (The)	8,770	265,556
Williams Partners LP4	14,217	570,244
		18,130,612
Financials—11.6%
Capital Markets—0.6%
3i Group plc	4,101	48,284
Arlington Asset Investment Corp., Cl. A	233	3,185
Associated Capital Group, Inc., Cl. A	234	7,956
AXA SA	3,854	106,213
B. Riley Financial, Inc.	235	4,359
Bank of New York Mellon Corp. (The)	793	40,459
BGC Partners, Inc., Cl. A	2,662	33,648
BlackRock, Inc., Cl. A	93	39,284
Cohen & Steers, Inc.	454	18,405
Cowen, Inc., Cl. A1	281	4,566
Diamond Hill Investment Group, Inc.	43	8,574
Evercore Partners, Inc., Cl. A	436	30,738
Financial Engines, Inc.	686	25,108
Fortress Investment Group LLC, Cl. A4	76,779	613,464
GAIN Capital Holdings, Inc.	564	3,514
GAMCO Investors, Inc., Cl. A	283	8,377
Goldman Sachs Group, Inc. (The)	3,961	878,946
Greenhill & Co., Inc.	360	7,236
Houlihan Lokey, Inc., Cl. A	830	28,967
INTL FCStone, Inc.[1]	254	9,591
Investment Technology Group, Inc.	322	6,839
KCG Holdings, Inc., Cl. A1	650	12,961
Ladenburg Thalmann Financial Services, Inc.[1]	2,473	6,034
Manning & Napier, Inc., Cl. A	182	792
Medley Management, Inc., Cl. A	75	488
Moelis & Co., Cl. A	271	10,528
Morgan Stanley	629	28,028
OM Asset Management plc	1,610	23,925

	Shares	Value
Capital Markets (Continued)
Oppenheimer Holdings, Inc., Cl. A	143	$2,345
Piper Jaffray Cos.	133	7,973
PJT Partners, Inc., Cl. A	162	6,516
Pzena Investment Management, Inc., Cl. A	201	2,042
Raymond James Financial, Inc.	5,300	425,166
Safeguard Scientifics, Inc.[1]	228	2,713
Schroders plc	1,331	53,834
Silvercrest Asset Management Group, Inc., Cl. A	88	1,184
Stifel Financial Corp.[1]	764	35,129
Virtu Financial, Inc., Cl. A	374	6,601
Virtus Investment Partners, Inc.	72	7,988
Waddell & Reed Financial, Inc., Cl. A	876	16,539
Westwood Holdings Group, Inc.	88	4,989
WisdomTree Investments, Inc.	1,168	11,879
		2,595,367
Commercial Banks—1.8%
1st Source Corp.	268	12,848
ACNB Corp.	65	1,982
Allegiance Bancshares, Inc.[1]	128	4,902
American National Bankshares, Inc.	93	3,436
Ameris Bancorp	393	18,943
Ames National Corp.	94	2,876
Arrow Financial Corp.	142	4,494
Atlantic Capital Bancshares, Inc.[1]	263	4,997
Banc of California, Inc.	519	11,158
BancFirst Corp.	203	19,610
Banco Latinoamericano de Comercio Exterior SA, Cl. E	406	11,116
Bancorp, Inc. (The)[1]	571	4,328
BancorpSouth, Inc.	954	29,097
Bank of America Corp.	1,072	26,007
Bank of Communications Co. Ltd., Cl. H	104,000	73,400
Bank of Marin Bancorp	63	3,878
Bank of NT Butterfield & Son Ltd. (The)	673	22,949
Bank of the Ozarks	1,271	59,572
Bankwell Financial Group, Inc.	112	3,498
Banner Corp.	332	18,761
Bar Harbor Bankshares	160	4,931
Barclays plc	16,497	43,656
Berkshire Hills Bancorp, Inc.	471	16,556
Blue Hills Bancorp, Inc.	263	4,708
BNP Paribas SA	1,228	89,315
Boston Private Financial Holdings, Inc.	881	13,523
Bridge Bancorp, Inc.	209	6,960
Brookline Bancorp, Inc.	729	10,643
Bryn Mawr Bank Corp.	174	7,395
C&F Financial Corp.	46	2,157
California First National Bancorp	96	1,810
Camden National Corp.	161	6,909
Canadian Imperial Bank of Commerce	408	33,113
Capital Bank Financial Corp., Cl. A	732	27,889
Capital City Bank Group, Inc.	181	3,696
Capstar Financial Holdings, Inc.[1]	107	1,898
Carolina Financial Corp.	162	5,236
Cathay General Bancorp	833	31,612
CenterState Banks, Inc.	676	16,805
Central Pacific Financial Corp.	400	12,588
Central Valley Community Bancorp	167	3,701
Century Bancorp, Inc., Cl. A	61	3,880
Chemical Financial Corp.	731	35,388
Citigroup, Inc.	541	36,182
Citizens & Northern Corp.	123	2,861
City Holding Co.	171	11,264
CNB Financial Corp.	170	4,075
CoBiz Financial, Inc.	424	7,378
Codorus Valley Bancorp, Inc.	119	3,380

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks (Continued)
Columbia Banking System, Inc.	611	$24,348
Community Bank System, Inc.	466	25,989
Community Trust Bancorp, Inc.	186	8,137
ConnectOne Bancorp, Inc.	317	7,148
County Bancorp, Inc.	71	1,704
Credit Agricole SA	6,832	111,083
CU Bancorp[1]	232	8,387
Customers Bancorp, Inc.[1]	330	9,332
CVB Financial Corp.	1,138	25,525
Eagle Bancorp, Inc.[1]	451	28,548
Enterprise Bancorp, Inc.	131	4,656
Enterprise Financial Services Corp.	240	9,792
Equity Bancshares, Inc., Cl. A1	121	3,707
Farmers Capital Bank Corp.	79	3,045
Farmers National Banc Corp.	278	4,031
FB Financial Corp.[1]	249	9,011
FCB Financial Holdings, Inc., Cl. A1	426	20,341
Fidelity Southern Corp.	270	6,172
Financial Institutions, Inc.	200	5,960
First BanCorp (Puerto Rico)[1]	2,409	13,948
First Bancorp (Southern Pines NC)	260	8,128
First Bancorp, Inc. (Maine)	113	3,058
First Busey Corp.	393	11,523
First Business Financial Services, Inc.	99	2,285
First Citizens BancShares, Inc., Cl. A	123	45,842
First Commonwealth Financial Corp.	1,179	14,950
First Community Bancshares, Inc.	222	6,072
First Connecticut Bancorp, Inc. (Farmington CT)	214	5,489
First Financial Bancorp	668	18,504
First Financial Bankshares, Inc.	667	29,481
First Financial Corp.	165	7,804
First Financial Northwest, Inc.	136	2,194
First Foundation, Inc.[1]	329	5,405
First Internet Bancorp	94	2,637
First Interstate BancSystem, Inc., Cl. A	475	17,670
First Merchants Corp.	417	16,738
First Mid-Illinois Bancshares, Inc.	120	4,109
First Midwest Bancorp, Inc.	1,326	30,909
First Northwest Bancorp[1]	153	2,413
First of Long Island Corp. (The)	301	8,609
Flushing Financial Corp.	298	8,401
FNB Corp.	3,392	48,031
Franklin Financial Network, Inc.[1]	132	5,445
Fulton Financial Corp.	1,789	33,991
German American Bancorp, Inc.	236	8,045
Glacier Bancorp, Inc.	781	28,592
Great Southern Bancorp, Inc.	181	9,683
Great Western Bancorp, Inc.	623	25,425
Green Bancorp, Inc.[1]	341	6,615
G-Resources Group Ltd.[1]	4,668,000	68,177
Guaranty Bancorp	275	7,480
Hancock Holding Co.	832	40,768
Hanmi Financial Corp.	445	12,660
HarborOne Bancorp, Inc.[1]	332	6,627
Heartland Financial USA, Inc.	278	13,094
Heritage Commerce Corp.	507	6,986
Heritage Financial Corp.	323	8,559
Hilltop Holdings, Inc.	1,066	27,940
Home BancShares, Inc.	1,518	37,798
HomeTrust Bancshares, Inc.[1]	241	5,880
Hope Bancorp, Inc.	1,385	25,830
Horizon Bancorp	296	7,800
HSBC Holdings plc	6,225	57,781
IBERIABANK Corp.	510	41,565
Independent Bank Corp.	294	6,395
Independent Bank Corp. (Rockland MA)	276	18,395
Independent Bank Group, Inc.	198	11,781

	Shares	Value
Commercial Banks (Continued)
International Bancshares Corp.	938	$32,877
Investors Bancorp, Inc.	3,163	42,258
JPMorgan Chase & Co.	7,301	667,311
Lakeland Bancorp, Inc.	478	9,010
Lakeland Financial Corp.	262	12,021
LCNB Corp.	110	2,200
LegacyTexas Financial Group, Inc.	501	19,103
Lloyds Banking Group plc	79,003	68,190
M&T Bank Corp.[5]	17,695	2,865,705
Macatawa Bank Corp.	342	3,263
MainSource Financial Group, Inc.	321	10,757
MB Financial, Inc.	843	37,126
MBT Financial Corp.	246	2,386
Mercantile Bank Corp.	174	5,478
Midland States Bancorp, Inc.	152	5,095
MidWestOne Financial Group, Inc.	151	5,117
MutualFirst Financial, Inc.	90	3,213
National Bank Holdings Corp., Cl. A	269	8,907
National Commerce Corp.[1]	169	6,684
NBT Bancorp, Inc.	460	16,997
Nicolet Bankshares, Inc.[1]	83	4,541
Northrim BanCorp, Inc.	72	2,189
OFG Bancorp	535	5,350
Old Line Bancshares, Inc.	106	2,987
Old National Bancorp	1,402	24,185
Old Second Bancorp, Inc.	298	3,442
Opus Bank	380	9,196
Orrstown Financial Services, Inc.	107	2,445
Pacific Continental Corp.	303	7,742
Pacific Mercantile Bancorp[1]	227	1,998
Pacific Premier Bancorp, Inc.[1]	292	10,775
Park National Corp.	155	16,077
Park Sterling Corp.	548	6,510
Peapack Gladstone Financial Corp.	181	5,663
Penns Woods Bancorp, Inc.	49	2,018
Peoples Bancorp, Inc.	196	6,297
Peoples Financial Services Corp.	82	3,586
People’s Utah Bancorp	233	6,244
Pinnacle Financial Partners, Inc.	798	50,114
PNC Financial Services Group, Inc. (The)	3,350	418,315
Preferred Bank (Los Angeles CA)	194	10,373
Premier Financial Bancorp, Inc.	145	2,988
Prosperity Bancshares, Inc.	726	46,638
QCR Holdings, Inc.	133	6,304
Renasant Corp.	459	20,077
Republic Bancorp, Inc., Cl. A	270	9,639
Republic First Bancorp, Inc.[1]	538	4,977
Royal Bank of Scotland Group plc[1]	12,690	40,895
S&T Bancorp, Inc.	367	13,161
Sandy Spring Bancorp, Inc.	263	10,694
Seacoast Banking Corp. of Florida[1]	550	13,255
ServisFirst Bancshares, Inc.	568	20,954
Shore Bancshares, Inc.	166	2,731
Sierra Bancorp	182	4,468
Simmons First National Corp., Cl. A	329	17,404
Societe Generale SA	1,581	85,960
South State Corp.	302	25,881
Southern First Bancshares, Inc.[1]	62	2,297
Southern National Bancorp of Virginia, Inc.	128	2,253
Southside Bancshares, Inc.	297	10,377
Southwest Bancorp, Inc.	192	4,906
Standard Chartered plc[1]	5,525	56,042
State Bank Financial Corp.	401	10,875
Sterling Bancorp	1,431	33,271
Stock Yards Bancorp, Inc.	250	9,725
Stonegate Bank	151	6,973
Summit Financial Group, Inc.	137	3,014

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Commercial Banks (Continued)
Sun Bancorp, Inc.	187	$4,610
Texas Capital Bancshares, Inc.[1]	500	38,700
Tompkins Financial Corp.	160	12,595
Towne Bank (Portsmouth VA)	682	21,006
TriCo Bancshares	293	10,299
TriState Capital Holdings, Inc.[1]	300	7,560
Triumph Bancorp, Inc.[1]	173	4,247
Trustmark Corp.	720	23,155
UMB Financial Corp.	502	37,580
Umpqua Holdings Corp.	2,237	41,071
Union Bankshares Corp.	433	14,679
United Bankshares, Inc.	824	32,301
United Community Banks, Inc.	948	26,354
Univest Corp. of Pennsylvania	285	8,536
US Bancorp	742	38,525
Valley National Bancorp	2,678	31,627
Veritex Holdings, Inc.[1]	154	4,055
Washington Trust Bancorp, Inc.	172	8,867
WashingtonFirst Bankshares, Inc.	140	4,834
Webster Financial Corp.	934	48,773
Wells Fargo & Co.	563	31,196
WesBanco, Inc.	593	23,447
West Bancorporation, Inc.	216	5,108
Westamerica Bancorporation	274	15,355
Wintrust Financial Corp.	527	40,284
Xenith Bankshares, Inc.[1]	198	6,150
		7,372,207
Consumer Finance—0.1%
American Express Co.	616	51,892
Capital One Financial Corp.	374	30,900
China Power International Development Ltd.	209,000	74,163
Encore Capital Group, Inc.[1]	231	9,275
Enova International, Inc.[1]	348	5,168
EZCORP, Inc., Cl. A1	563	4,335
FirstCash, Inc.	455	26,526
Green Dot Corp., Cl. A1	450	17,338
Huaneng Power International, Inc., Cl. H	100,000	69,399
LendingClub Corp.[1]	4,172	22,988
Nelnet, Inc., Cl. A	609	28,629
PRA Group, Inc.[1]	418	15,842
Regional Management Corp.[1]	112	2,647
World Acceptance Corp.[1]	58	4,345
		363,447
Diversified Financial Services—0.0%
Berkshire Hathaway, Inc., Cl. B1	266	45,052
FNFV Group[1]	3,238	51,160
Marlin Business Services Corp.	123	3,094
NewStar Financial, Inc.	497	5,219
On Deck Capital, Inc.[1]	947	4,413
Tiptree, Inc.	323	2,277
		111,215
Insurance—2.0%
Allstate Corp. (The)	28,680	2,536,459
Ambac Financial Group, Inc.[1]	518	8,987
American Equity Investment Life Holding Co.	817	21,471
American International Group, Inc.	946	59,144
AMERISAFE, Inc.	208	11,846
Argo Group International Holdings Ltd.	404	24,482
Atlas Financial Holdings, Inc.[1]	101	1,505
Aviva plc	9,245	63,399
Baldwin & Lyons, Inc., Cl. B	196	4,802
Blue Capital Reinsurance Holdings Ltd.	109	1,995
Chubb Ltd.	20,945	3,044,984
CNO Financial Group, Inc.	1,723	35,976

	Shares	Value
Insurance (Continued)
Crawford & Co., Cl. B	639	$5,943
Direct Line Insurance Group plc	13,128	60,813
Donegal Group, Inc., Cl. A	356	5,660
eHealth, Inc.[1]	9,804	184,315
EMC Insurance Group, Inc.	283	7,862
Employers Holdings, Inc.	406	17,174
Enstar Group Ltd.[1]	196	38,935
FBL Financial Group, Inc., Cl. A	256	15,744
Federated National Holding Co.	173	2,768
Fidelity & Guaranty Life	20,753	644,381
Genworth Financial, Inc., Cl. A1	5,363	20,219
Global Indemnity Ltd.[1]	182	7,056
Greenlight Capital Re Ltd., Cl. A1	381	7,963
Hallmark Financial Services, Inc.[1]	237	2,671
HCI Group, Inc.	95	4,463
Heritage Insurance Holdings, Inc.	263	3,424
Horace Mann Educators Corp.	399	15,082
Independence Holding Co.	159	3,252
Infinity Property & Casualty Corp.	112	10,528
Investors Title Co.	18	3,482
James River Group Holdings Ltd.	406	16,130
Kemper Corp.	515	19,879
Kinsale Capital Group, Inc.	263	9,813
Legal & General Group plc	30,544	102,805
Maiden Holdings Ltd.	986	10,945
MBIA, Inc.[1]	1,298	12,240
MetLife, Inc.	686	37,689
National General Holdings Corp.	1,074	22,661
National Western Life Group, Inc., Cl. A	34	10,867
Navigators Group, Inc. (The)	293	16,086
Old Mutual plc	17,517	44,141
OneBeacon Insurance Group Ltd., Cl. A	35,615	649,262
Primerica, Inc.	515	39,011
Provident Financial plc	2,271	72,006
Prudential plc	2,716	62,396
RLI Corp.	441	24,088
RSA Insurance Group plc	12,970	104,052
Safety Insurance Group, Inc.	208	14,206
Selective Insurance Group, Inc.	586	29,329
St James’s Place plc	3,612	55,629
Standard Life plc	11,713	60,906
State Auto Financial Corp.	441	11,347
State National Cos., Inc.	443	8,142
Stewart Information Services Corp.	242	10,982
Third Point Reinsurance Ltd.[1]	941	13,080
United Fire Group, Inc.	251	11,059
United Insurance Holdings Corp.	199	3,130
Universal Insurance Holdings, Inc.	361	9,097
WMIH Corp.[1]	2,740	3,425
		8,361,188
Real Estate Investment Trusts (REITs)—5.2%
Acadia Realty Trust	11,892	330,599
AG Mortgage Investment Trust, Inc.	274	5,014
Agree Realty Corp.	4,602	211,094
Alexander’s, Inc.	52	21,916
Altisource Residential Corp.	545	7,052
American Assets Trust, Inc.	10,191	401,423
American Homes 4 Rent, Cl. A	12,210	275,580
Anworth Mortgage Asset Corp.	901	5,415
Apollo Commercial Real Estate Finance, Inc.	932	17,289
Ares Commercial Real Estate Corp.	375	4,909
Armada Hoffler Properties, Inc.	397	5,141
ARMOUR Residential REIT, Inc.	331	8,275
Ascendas Real Estate Investment Trust	99,000	187,721
Ashford Hospitality Prime, Inc.	440	4,528
Ashford Hospitality Trust, Inc.	958	5,825
Ashtead Group plc	1,619	33,583

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
AvalonBay Communities, Inc.	2,490	$478,503
Blackstone Mortgage Trust, Inc., Cl. A	41,795	1,320,722
Bluerock Residential Growth REIT, Inc., Cl. A	241	3,106
Boston Properties, Inc.	3,660	450,253
British Land Co. plc (The)	6,298	49,695
CapitaLand Retail China Trust	146,000	173,929
Capstead Mortgage Corp.	989	10,315
CareTrust REIT, Inc.	654	12,125
CatchMark Timber Trust, Inc., Cl. A	390	4,434
CBL & Associates Properties, Inc.	2,004	16,894
Cedar Realty Trust, Inc.	898	4,355
Champion REIT	122,000	77,668
Charter Hall Retail REIT	69,400	216,945
Chatham Lodging Trust	365	7,333
Chesapeake Lodging Trust	592	14,486
City Office REIT, Inc.	301	3,823
Clipper Realty, Inc.	179	2,209
Colony Starwood Homes	13,142	450,902
Community Healthcare Trust, Inc.	128	3,276
CorEnergy Infrastructure Trust, Inc.	120	4,031
CoreSite Realty Corp.	309	31,991
Cousins Properties, Inc.	19,535	171,713
CubeSmart	7,210	173,328
CYS Investments, Inc.	1,495	12,573
Derwent London plc	1,780	61,534
Dexus	25,600	186,380
DiamondRock Hospitality Co.	1,936	21,199
Digital Realty Trust, Inc.	3,290	371,605
Duke Realty Corp.	9,830	274,748
DuPont Fabros Technology, Inc.	715	43,729
Dynex Capital, Inc.	625	4,437
Easterly Government Properties, Inc.	365	7,647
EastGroup Properties, Inc.	317	26,565
Education Realty Trust, Inc.	721	27,939
Equinix, Inc.	250	107,290
Equity Residential	7,780	512,157
Eurocommercial Properties NV	3,234	129,239
Extra Space Storage, Inc.	7,200	561,600
Farmland Partners, Inc.	354	3,165
FelCor Lodging Trust, Inc.	1,457	10,505
First Industrial Realty Trust, Inc.	1,113	31,854
First Potomac Realty Trust	58,492	649,846
Fortune Real Estate Investment Trust	65,000	80,676
Four Corners Property Trust, Inc.	554	13,911
Franklin Street Properties Corp.	1,126	12,476
Gaming & Leisure Properties, Inc.	4,250	160,098
GEO Group, Inc. (The)	11,434	338,103
Getty Realty Corp.	343	8,609
Gladstone Commercial Corp.	277	6,036
Global Medical REIT, Inc.	171	1,529
Global Net Lease, Inc.	676	15,034
Goodman Group	56,800	343,260
Government Properties Income Trust	684	12,524
Gramercy Property Trust	1,296	38,504
Great Ajax Corp.	172	2,405
Great Portland Estates plc	11,086	86,287
Hammerson plc	27,926	209,070
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	489	11,183
Healthcare Realty Trust, Inc.	1,119	38,214
Hersha Hospitality Trust, Cl. A	403	7,460
Highwoods Properties, Inc.	1,270	64,402
Hudson Pacific Properties, Inc.	7,096	242,612
Hui Xian Real Estate Investment Trust	202,000	92,655
ICADE	2,040	171,848
Independence Realty Trust, Inc.	643	6,346
InfraREIT, Inc.	422	8,081

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Invesco Mortgage Capital, Inc.	1,098	$18,348
Investors Real Estate Trust	1,199	7,446
Invincible Investment Corp.	257	110,467
Invitation Homes, Inc.	6,190	133,890
iStar, Inc.[1]	709	8,536
Japan Retail Fund Investment Corp.	156	287,799
Kilroy Realty Corp.	5,890	442,634
Kimco Realty Corp.	3,980	73,033
Kite Realty Group Trust	922	17,453
Ladder Capital Corp., Cl. A	1,035	13,879
Land Securities Group plc	24,560	324,194
LaSalle Hotel Properties	1,107	32,989
LaSalle Logiport REIT	109	109,800
Lexington Realty Trust	3,203	31,742
LTC Properties, Inc.	382	19,631
Macerich Co. (The)	9,695	562,892
Mack-Cali Realty Corp.	889	24,127
Mapletree Commercial Trust	183,000	212,010
Mapletree Greater China Commercial Trust	213,000	167,305
Mapletree Industrial Trust	113,000	152,682
MedEquities Realty Trust, Inc.	405	5,111
Medical Properties Trust, Inc.	12,802	164,762
Mid-America Apartment Communities, Inc.	3,372	355,341
Monmouth Real Estate Investment Corp.	721	10,851
Monogram Residential Trust, Inc.	1,718	16,682
MTGE Investment Corp.	440	8,272
National Health Investors, Inc.	387	30,650
National Storage Affiliates Trust	435	10,053
New Residential Investment Corp.	3,100	48,236
New Senior Investment Group, Inc.	874	8,784
New York Mortgage Trust, Inc.	1,122	6,979
NexPoint Residential Trust, Inc.	204	5,078
NorthStar Realty Europe Corp.	510	6,467
Omega Healthcare Investors, Inc.	4,250	140,335
One Liberty Properties, Inc.	244	5,717
Orix JREIT, Inc.	63	92,925
Owens Realty Mortgage, Inc.	143	2,425
Paramount Group, Inc.	15,240	243,840
Park Hotels & Resorts, Inc.	4,370	117,815
Parkway, Inc.	28,900	661,521
Pebblebrook Hotel Trust	655	21,117
Pennsylvania Real Estate Investment Trust	879	9,950
PennyMac Mortgage Investment Trust	857	15,675
Physicians Realty Trust	24,913	501,748
Potlatch Corp.	389	17,777
Preferred Apartment Communities, Inc., Cl. A	244	3,843
Prologis, Inc.	15,190	890,742
Prosperity REIT	185,000	78,675
PS Business Parks, Inc.	255	33,759
Pure Industrial Real Estate Trust	32,879	174,435
QTS Realty Trust, Inc., Cl. A	479	25,066
RAIT Financial Trust	1,242	2,720
Ramco-Gershenson Properties Trust	818	10,552
Realty Income Corp.	2,340	129,121
Redwood Trust, Inc.	757	12,899
Regency Centers Corp.	5,932	371,580
Resource Capital Corp.	296	3,010
Retail Opportunity Investments Corp.	1,114	21,378
Rexford Industrial Realty, Inc.	594	16,299
RLJ Lodging Trust	1,281	25,453
Ryman Hospitality Properties, Inc.	487	31,173
Sabra Health Care REIT, Inc.	739	17,810
Saul Centers, Inc.	287	16,640

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Scentre Group	41,600	$129,367
Select Income REIT	914	21,963
Simon Property Group, Inc.	4,519	730,993
STAG Industrial, Inc.	793	21,887
Starwood Property Trust, Inc.	28,130	629,831
STORE Capital Corp.	5,570	125,047
Summit Hotel Properties, Inc.	843	15,722
Sunstone Hotel Investors, Inc.	2,047	32,998
Terreno Realty Corp.	456	15,349
Tier REIT, Inc.	495	9,148
UMH Properties, Inc.	371	6,326
Unibail-Rodamco SE	2,865	722,420
Universal Health Realty Income Trust	129	10,261
Urban Edge Properties	1,040	24,679
Urstadt Biddle Properties, Inc., Cl. A	506	10,019
Vastned Retail NV	2,188	91,593
Ventas, Inc.	3,330	231,368
Vicinity Centres	110,100	217,375
Washington Prime Group, Inc.	2,082	17,426
Washington Real Estate Investment Trust	722	23,032
Welltower, Inc.	7,690	575,597
Wereldhave NV	3,286	161,164
Western Asset Mortgage Capital Corp.	421	4,336
Westfield Corp.	15,707	96,877
Whitestone REIT, Cl. B	316	3,871
Worldpay Group plc[2]	18,605	76,313
Xenia Hotels & Resorts, Inc.	1,015	19,661
Yuexiu Real Estate Investment Trust	132,000	82,024
		21,453,505
Real Estate Management & Development—1.6%
Agile Group Holdings Ltd.	86,000	78,764
Alexander & Baldwin, Inc.	550	22,759
Ayala Land, Inc.	116,500	91,797
Barratt Developments plc	7,203	52,890
Beijing Capital Land Ltd., Cl. H	170,000	80,792
Castellum AB	6,768	99,601
Central China Real Estate Ltd.[1]	343,000	77,763
Central Pattana PCL	39,500	80,533
Cheung Kong Property Holdings Ltd.	20,500	160,578
China Aoyuan Property Group Ltd.	270,000	81,273
China Overseas Land & Investment Ltd.	68,000	199,082
China Resources Land Ltd.	44,000	128,256
China Vanke Co. Ltd., Cl. H1	43,369	122,769
Ciputra Development Tbk PT	403,900	35,730
Consolidated-Tomoka Land Co.	56	3,189
Fabege AB	5,564	107,013
Forestar Group, Inc.[1]	526	9,021
FRP Holdings, Inc.[1]	98	4,523
Great Eagle Holdings Ltd.	16,000	81,360
Griffin Industrial Realty, Inc.	47	1,474
Guangzhou R&F Properties Co. Ltd., Cl. H	49,200	76,506
HFF, Inc., Cl. A	378	13,143
Hongkong Land Holdings Ltd.	16,000	117,765
Hufvudstaden AB, Cl. A	6,426	106,651
Hulic Co. Ltd.	21,800	222,826
Hysan Development Co. Ltd.	39,000	186,276
Inmobiliaria Colonial SA1	27,745	242,090
Kennedy-Wilson Holdings, Inc.	1,160	22,098
Kerry Properties Ltd.	22,500	76,376
KWG Property Holding Ltd.	100,500	67,390
Lai Sun Development Co. Ltd.	2,760,000	100,776
Longfor Properties Co. Ltd.	119,000	255,852
Marcus & Millichap, Inc.[1]	396	10,439
Mitsubishi Estate Co. Ltd.	21,100	394,176
Mitsui Fudosan Co. Ltd.	18,000	430,334
New World Development Co. Ltd.	212,000	269,110

	Shares	Value
Real Estate Management & Development (Continued)
Persimmon plc	1,477	$43,150
Powerlong Real Estate Holdings Ltd.	184,000	79,204
RE/MAX Holdings, Inc., Cl. A	192	10,762
Red Star Macalline Group Corp. Ltd., Cl. H2	73,400	75,213
RMR Group, Inc. (The), Cl. A	168	8,173
Road King Infrastructure Ltd.	58,000	71,626
Shimao Property Holdings Ltd.	46,500	79,576
Shui On Land Ltd.	323,500	78,329
Sino-Ocean Group Holding Ltd.	160,500	78,561
SOHO China Ltd.[1]	160,500	79,161
St Joe Co. (The)[1]	698	13,087
Stratus Properties, Inc.	86	2,528
Sumitomo Realty & Development Co. Ltd.	9,000	278,184
Sun Hung Kai Properties Ltd.	33,000	484,835
Tejon Ranch Co.[1]	232	4,788
Trinity Place Holdings, Inc.[1]	304	2,161
Unite Group plc (The)	26,980	228,182
Vonovia SE	18,351	729,172
Yuexiu Property Co. Ltd.	456,000	77,701
		6,535,368
Thrifts & Mortgage Finance—0.3%
Astoria Financial Corp.	11,666	235,070
Bank Mutual Corp.	601	5,499
BankFinancial Corp.	244	3,640
Bear State Financial, Inc.	394	3,727
Beneficial Bancorp, Inc.	813	12,195
BSB Bancorp, Inc.[1]	95	2,779
Capitol Federal Financial, Inc.	1,424	20,235
Charter Financial Corp.	194	3,492
Clifton Bancorp, Inc.	226	3,736
Dime Community Bancshares, Inc.	374	7,330
ESSA Bancorp, Inc.	117	1,722
Essent Group Ltd.[1]	1,200	44,568
Federal Agricultural Mortgage Corp., Cl. C	126	8,152
First Defiance Financial Corp.	131	6,901
Flagstar Bancorp, Inc.[1]	562	17,321
Hingham Institution for Savings	21	3,821
Home Bancorp, Inc.	99	4,209
HomeStreet, Inc.[1]	254	7,029
Kearny Financial Corp.	889	13,202
LendingTree, Inc.[1]	105	18,081
Meridian Bancorp, Inc.	695	11,746
Meta Financial Group, Inc.	90	8,010
MGIC Investment Corp.[1]	4,282	47,958
Nationstar Mortgage Holdings, Inc.[1]	940	16,817
NMI Holdings, Inc., Cl. A1	840	9,618
Northfield Bancorp, Inc.	531	9,107
Northwest Bancshares, Inc.	1,041	16,250
OceanFirst Financial Corp.	330	8,950
Ocwen Financial Corp.[1]	1,120	3,013
Oritani Financial Corp.	457	7,792
PennyMac Financial Services, Inc., Cl. A1	229	3,824
PHH Corp.[1]	32,454	446,892
Provident Bancorp, Inc.[1]	96	2,160
Provident Financial Holdings, Inc.	100	1,925
Provident Financial Services, Inc.	711	18,045
Radian Group, Inc.	2,201	35,986
SI Financial Group, Inc.	153	2,463
Southern Missouri Bancorp, Inc.	99	3,194
Territorial Bancorp, Inc.	127	3,961
TrustCo Bank Corp. (New York)	1,306	10,122
United Community Financial Corp.	675	5,609
United Financial Bancorp, Inc.	527	8,796
Walker & Dunlop, Inc.[1]	281	13,721
Washington Federal, Inc.	918	30,478

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Thrifts & Mortgage Finance (Continued)
Waterstone Financial, Inc.	288	$5,429
Western New England Bancorp, Inc.	316	3,207
WSFS Financial Corp.	328	14,875
		1,172,657
Health Care—5.7%
Biotechnology—0.6%
AbbVie, Inc.	1,022	74,105
Acceleron Pharma, Inc.[1]	486	14,770
Achillion Pharmaceuticals, Inc.[1]	1,020	4,682
Acorda Therapeutics, Inc.[1]	533	10,500
Adamas Pharmaceuticals, Inc.[1]	231	4,040
Aduro Biotech, Inc.[1]	655	7,467
Adverum Biotechnologies, Inc.[1]	466	1,165
Aevi Genomic Medicine, Inc.[1]	540	718
Agenus, Inc.[1]	1,039	4,062
Aimmune Therapeutics, Inc.[1]	574	11,801
Akebia Therapeutics, Inc.[1]	372	5,346
Alder Biopharmaceuticals, Inc.[1]	639	7,317
Altimmune, Inc.	115	368
AMAG Pharmaceuticals, Inc.[1]	473	8,703
Amgen, Inc.	215	37,029
Amicus Therapeutics, Inc.[1]	1,332	13,413
AnaptysBio, Inc.[1]	266	6,365
Anavex Life Sciences Corp.[1]	392	2,085
Applied Genetic Technologies Corp.[1]	190	969
Aptevo Therapeutics, Inc.[1]	196	406
Ardelyx, Inc.[1]	1,315	6,706
Arena Pharmaceuticals, Inc.[1]	318	5,365
Array BioPharma, Inc.[1]	1,892	15,836
Atara Biotherapeutics, Inc.[1]	366	5,124
Avexis, Inc.[1]	307	25,223
Axovant Sciences Ltd.[1]	1,094	25,370
Bellicum Pharmaceuticals, Inc.[1]	407	4,754
BioCryst Pharmaceuticals, Inc.[1]	963	5,354
Biogen, Inc.[1]	203	55,086
BioSpecifics Technologies Corp.[1]	99	4,901
BioTime, Inc.[1]	1,219	3,840
Bluebird Bio, Inc.[1]	470	49,374
Blueprint Medicines Corp.[1]	420	21,281
Celgene Corp.[1]	532	69,091
Celldex Therapeutics, Inc.[1]	1,423	3,515
Cellular Biomedicine Group, Inc.[1]	235	2,056
Chelsea Therapeutics, Inc.[1,3,7]	10,531	—
ChemoCentryx, Inc.[1]	511	4,783
Chimerix, Inc.[1]	606	3,303
Clovis Oncology, Inc.[1]	488	45,691
Coherus Biosciences, Inc.[1]	485	6,960
Concert Pharmaceuticals, Inc.[1]	359	5,008
Corvus Pharmaceuticals, Inc.[1]	199	2,408
Curis, Inc.[1]	1,980	3,742
Cytokinetics, Inc.[1]	512	6,195
CytomX Therapeutics, Inc.[1]	399	6,185
Dimension Therapeutics, Inc.[1]	344	499
Dyax Corp.[1,3]	10,770	108
Dynavax Technologies Corp.[1]	447	4,314
Eagle Pharmaceuticals, Inc.[1]	184	14,516
Edge Therapeutics, Inc.[1]	299	3,068
Emergent BioSolutions, Inc.[1]	374	12,682
Enanta Pharmaceuticals, Inc.[1]	196	7,052
Epizyme, Inc.[1]	717	10,827
Esperion Therapeutics, Inc.[1]	246	11,385
Exact Sciences Corp.[1]	891	31,515
Exelixis, Inc.[1]	3,407	83,914
FibroGen, Inc.[1]	668	21,576
Five Prime Therapeutics, Inc.[1]	335	10,087
Flexion Therapeutics, Inc.[1]	369	7,461
Foundation Medicine, Inc.[1]	324	12,879

	Shares	Value
Biotechnology (Continued)
Genomic Health, Inc.[1]	346	$11,262
Gilead Sciences, Inc.	947	67,029
Global Blood Therapeutics, Inc.[1]	449	12,280
GlycoMimetics, Inc.[1]	79	882
Halozyme Therapeutics, Inc.[1]	1,493	19,140
Heron Therapeutics, Inc.[1]	599	8,296
Idera Pharmaceuticals, Inc.[1]	2,093	3,600
Ignyta, Inc.[1]	511	5,289
Immune Design Corp.[1]	219	2,135
Immunomedics, Inc.[1]	810	7,152
Infinity Pharmaceuticals, Inc.[1]	614	964
Insmed, Inc.[1]	723	12,407
Invitae Corp.[1]	530	5,067
Iovance Biotherapeutics, Inc.[1]	807	5,931
Ironwood Pharmaceuticals, Inc., Cl. A1	1,332	25,148
Jounce Therapeutics, Inc.[1]	438	6,145
Karyopharm Therapeutics, Inc.[1]	513	4,643
Kite Pharma, Inc.[1]	623	64,586
La Jolla Pharmaceutical Co.[1]	218	6,490
Lexicon Pharmaceuticals, Inc.[1]	1,155	19,000
Ligand Pharmaceuticals, Inc.[1]	210	25,494
Loxo Oncology, Inc.[1]	257	20,609
MacroGenics, Inc.[1]	415	7,267
MiMedx Group, Inc.[1]	1,001	14,985
Minerva Neurosciences, Inc.[1]	329	2,912
Mirati Therapeutics, Inc.[1]	395	1,442
Momenta Pharmaceuticals, Inc.[1]	702	11,864
Myovant Sciences Ltd.[1]	559	6,540
Myriad Genetics, Inc.[1]	599	15,478
Natera, Inc.[1]	454	4,930
NewLink Genetics Corp.[1]	417	3,065
OncoMed Pharmaceuticals, Inc.[1]	443	1,475
Ophthotech Corp.[1]	456	1,167
Otonomy, Inc.[1]	321	6,051
OvaScience, Inc.[1]	410	640
PDL BioPharma, Inc.[1]	1,501	3,707
Pfenex, Inc.[1]	349	1,399
Portola Pharmaceuticals, Inc.[1]	602	33,814
Progenics Pharmaceuticals, Inc.[1]	850	5,772
Protagonist Therapeutics, Inc.[1]	148	1,674
Prothena Corp. plc[1]	392	21,215
PTC Therapeutics, Inc.[1]	324	5,939
Puma Biotechnology, Inc.[1]	191	16,693
Ra Pharmaceuticals, Inc.[1]	216	4,048
Radius Health, Inc.[1]	475	21,484
REGENXBIO, Inc.[1]	360	7,110
Regulus Therapeutics, Inc.[1]	573	565
Repligen Corp.[1]	311	12,888
Retrophin, Inc.[1]	459	8,900
Rigel Pharmaceuticals, Inc.[1]	1,556	4,248
Sage Therapeutics, Inc.[1]	390	31,060
Sangamo Therapeutics, Inc.[1]	493	4,338
Sarepta Therapeutics, Inc.[1]	650	21,912
Selecta Biosciences, Inc.[1]	159	3,158
Seres Therapeutics, Inc.[1]	424	4,791
Shire plc, ADR	5,900	975,093
Spark Therapeutics, Inc.[1]	344	20,551
Spectrum Pharmaceuticals, Inc.[1]	1,053	7,845
Stemline Therapeutics, Inc.[1]	275	2,530
Syndax Pharmaceuticals, Inc.[1]	139	1,942
Synergy Pharmaceuticals, Inc.[1]	2,571	11,441
Syros Pharmaceuticals, Inc.[1]	217	3,492
TESARO, Inc.[1]	518	72,447
TG Therapeutics, Inc.[1]	639	6,422
Trevena, Inc.[1]	781	1,796
Ultragenyx Pharmaceutical, Inc.[1]	492	30,558
Vanda Pharmaceuticals, Inc.[1]	481	7,840
Versartis, Inc.[1]	410	7,155

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Biotechnology (Continued)
Vital Therapies, Inc.[1]	620	$1,798
Voyager Therapeutics, Inc.[1]	297	2,661
Xencor, Inc.[1]	569	12,012
Zafgen, Inc.[1]	383	1,344
		2,627,352
Health Care Equipment & Supplies—0.9%
Abaxis, Inc.	204	10,816
Abbott Laboratories	9,260	450,129
Accuray, Inc.[1]	897	4,261
Analogic Corp.	121	8,791
AngioDynamics, Inc.[1]	369	5,981
Anika Therapeutics, Inc.[1]	142	7,006
AtriCure, Inc.[1]	17,571	426,097
Atrion Corp.	17	10,936
AxoGen, Inc.[1]	264	4,422
Cantel Medical Corp.	388	30,229
Cardiovascular Systems, Inc.[1]	410	13,214
Cerus Corp.[1]	1,922	4,824
ConforMIS, Inc.[1]	592	2,540
CONMED Corp.	263	13,397
CryoLife, Inc.[1]	322	6,424
Cutera, Inc.[1]	150	3,885
Danaher Corp.	635	53,588
Endologix, Inc.[1]	1,255	6,099
Entellus Medical, Inc.[1]	228	3,776
Essilor International SA	1,893	242,039
Exactech, Inc.[1]	178	5,304
GenMark Diagnostics, Inc.[1]	454	5,371
Glaukos Corp.[1]	390	16,173
Globus Medical, Inc., Cl. A1	923	30,597
Haemonetics Corp.[1]	522	20,614
Halyard Health, Inc.[1]	500	19,640
ICU Medical, Inc.[1]	184	31,740
Inogen, Inc.[1]	187	17,844
Insulet Corp.[1]	583	29,914
Integer Holdings Corp.[1]	282	12,196
Integra LifeSciences Holdings Corp.[1]	669	36,467
Invacare Corp.	331	4,369
InVivo Therapeutics Holdings Corp.[1]	609	1,644
iRhythm Technologies, Inc.[1]	219	9,305
IRIDEX Corp.[1]	143	1,414
K2M Group Holdings, Inc.[1]	403	9,817
LeMaitre Vascular, Inc.	177	5,526
Masimo Corp.[1]	588	53,614
Medtronic plc	16,953	1,504,579
Meridian Bioscience, Inc.	441	6,946
Merit Medical Systems, Inc.[1]	596	22,737
Natus Medical, Inc.[1]	333	12,421
Neogen Corp.[1]	366	25,294
Nevro Corp.[1]	390	29,028
NuVasive, Inc.[1]	477	36,691
NxStage Medical, Inc.[1]	883	22,137
OraSure Technologies, Inc.[1]	488	8,423
Orthofix International NV1	167	7,762
Oxford Immunotec Global plc[1]	243	4,087
Penumbra, Inc.[1]	338	29,660
Quidel Corp.[1]	315	8,549
RTI Surgical, Inc.[1]	445	2,603
Smith & Nephew plc	3,980	68,748
Spectranetics Corp. (The)[1]	451	17,318
STAAR Surgical Co.[1]	452	4,882
Surmodics, Inc.[1]	157	4,420
Tactile Systems Technology, Inc.[1]	128	3,658
Tandem Diabetes Care, Inc.[1]	581	465
Utah Medical Products, Inc.	34	2,462
Wright Medical Group NV1	1,153	31,696
		3,474,569

	Shares	Value
Health Care Providers & Services—1.7%
AAC Holdings, Inc.[1]	267	$1,850
Aceto Corp.	328	5,068
Addus HomeCare Corp.[1]	104	3,869
Almost Family, Inc.[1]	116	7,152
Amedisys, Inc.[1]	297	18,655
American Renal Associates Holdings, Inc.[1]	322	5,973
AMN Healthcare Services, Inc.[1]	525	20,501
BioScrip, Inc.[1]	989	2,685
BioTelemetry, Inc.[1]	318	10,637
Capital Senior Living Corp.[1]	298	4,533
Chemed Corp.	153	31,293
Cigna Corp.	7,480	1,252,077
Civitas Solutions, Inc.[1]	411	7,193
Community Health Systems, Inc.[1]	1,086	10,817
ConvaTec Group plc[1],[2]	38,292	159,241
CorVel Corp.[1]	231	10,961
Cross Country Healthcare, Inc.[1]	419	5,409
Diplomat Pharmacy, Inc.[1]	595	8,806
Ensign Group, Inc. (The)	482	10,493
Express Scripts Holding Co.[1]	12,260	782,678
Fulgent Genetics, Inc.[1]	284	1,815
Genesis Healthcare, Inc., Cl. A1	1,280	2,227
HCA Healthcare, Inc.[1]	12,335	1,075,612
HealthEquity, Inc.[1]	576	28,702
HealthSouth Corp.	902	43,657
Kindred Healthcare, Inc.	817	9,518
Landauer, Inc.	103	5,387
LHC Group, Inc.[1]	155	10,523
Magellan Health, Inc.[1]	299	21,797
Mediclinic International plc	4,130	39,879
Molina Healthcare, Inc.[1]	428	29,609
National HealthCare Corp.	208	14,589
National Research Corp., Cl. A	549	14,768
Novocure Ltd.[1]	773	13,373
Owens & Minor, Inc.	648	20,859
PharMerica Corp.[1]	289	7,586
Providence Service Corp. (The)[1]	160	8,098
Quorum Health Corp.[1]	333	1,382
RadNet, Inc.[1]	386	2,992
Select Medical Holdings Corp.[1]	1,326	20,354
Surgery Partners, Inc.[1]	375	8,531
Teladoc, Inc.[1]	429	14,886
Tivity Health, Inc.[1]	378	15,063
Triple-S Management Corp., Cl. B1	265	4,481
UnitedHealth Group, Inc.[5]	14,454	2,680,061
US Physical Therapy, Inc.	126	7,610
VCA, Inc.[1]	6,875	634,631
		7,097,881
Health Care Technology—0.1%
athenahealth, Inc.[1]	2,762	388,199
Castlight Health, Inc., Cl. B1	1,129	4,685
Cotiviti Holdings, Inc.[1]	980	36,397
Evolent Health, Inc., Cl. A1	562	14,247
HealthStream, Inc.[1]	309	8,133
HMS Holdings Corp.[1]	1,187	21,960
Medidata Solutions, Inc.[1]	521	40,742
Omnicell, Inc.[1]	375	16,163
Quality Systems, Inc.[1]	565	9,724
Tabula Rasa HealthCare, Inc.[1]	169	2,543
Vocera Communications, Inc.[1]	258	6,816
		549,609
Life Sciences Tools & Services—0.7%
Albany Molecular Research, Inc.[1]	30,210	655,557
Cambrex Corp.[1]	350	20,912
CHC Group LLC[1]	697	6,273
ChromaDex Corp.[1]	350	1,337

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Life Sciences Tools & Services (Continued)
Enzo Biochem, Inc.[1]	441	$4,869
Fluidigm Corp.[1]	311	1,256
INC Research Holdings, Inc., Cl. A1	417	24,395
Luminex Corp.	390	8,237
Medpace Holdings, Inc.[1]	451	13,079
NanoString Technologies, Inc.[1]	201	3,325
NeoGenomics, Inc.[1]	770	6,899
Pacific Biosciences of California, Inc.[1]	1,087	3,870
PAREXEL International Corp.[1]	7,793	677,290
Patheon NV1	18,521	646,012
PRA Health Sciences, Inc.[1]	537	40,280
VWR Corp.[1]	19,260	635,773
		2,749,364
Pharmaceuticals—1.7%
Aclaris Therapeutics, Inc.[1]	300	8,136
Aerie Pharmaceuticals, Inc.[1]	260	13,663
Akorn, Inc.[1]	18,905	634,074
Allergan plc[5]	7,071	1,718,889
Ambit Biosciences Corp.[1,3]	10,347	6,208
Amphastar Pharmaceuticals, Inc.[1]	396	7,073
ANI Pharmaceuticals, Inc.[1]	141	6,599
Aratana Therapeutics, Inc.[1]	387	2,798
AstraZeneca plc	809	54,218
Bristol-Myers Squibb Co.	7,714	429,824
Catalent, Inc.[1]	1,002	35,170
Cempra, Inc.[1]	578	2,659
Corcept Therapeutics, Inc.[1]	929	10,962
Depomed, Inc.[1]	694	7,454
Dermira, Inc.[1]	502	14,628
Durata Therapeutics[1,3]	6,530	—
Durect Corp.[1]	986	1,538
Eli Lilly & Co.	637	52,425
Endocyte, Inc.[1]	373	560
Flex Pharma, Inc.[1]	162	624
GlaxoSmithKline plc	3,740	79,666
Heska Corp.[1]	76	7,757
Hikma Pharmaceuticals plc	2,116	40,528
Horizon Pharma plc[1]	2,435	28,904
Impax Laboratories, Inc.[1]	662	10,658
Innoviva, Inc.[1]	1,025	13,120
Intersect ENT, Inc.[1]	210	5,870
Intra-Cellular Therapies, Inc., Cl. A1	570	7,079
Johnson & Johnson	593	78,448
Medicines Co. (The)[1]	871	33,107
Merck & Co., Inc.	18,012	1,154,389
MyoKardia, Inc.[1]	310	4,061
Nektar Therapeutics, Cl. A1	1,438	28,113
Novan, Inc.[1]	171	689
Novartis AG, Sponsored ADR	13,190	1,100,969
Pacira Pharmaceuticals, Inc.[1]	426	20,320
Paratek Pharmaceuticals, Inc.[1]	268	6,459
Pfizer, Inc.	1,744	58,581
Phibro Animal Health Corp., Cl. A	421	15,598
Prestige Brands Holdings, Inc.[1]	588	31,052
Revance Therapeutics, Inc.[1]	287	7,577
Roche Holding AG	4,146	1,058,623
Sanofi	2,285	219,616
SciClone Pharmaceuticals, Inc.[1]	511	5,621
Shire plc	1,006	55,425
Sucampo Pharmaceuticals, Inc., Cl. A1	429	4,505
Supernus Pharmaceuticals, Inc.[1]	424	18,274
Teligent, Inc.[1]	494	4,520
Tetraphase Pharmaceuticals, Inc.[1]	423	3,016
Teva Pharmaceutical Industries Ltd.[1]	10	—
Theravance Biopharma, Inc.[1]	573	22,828
Zogenix, Inc.[1]	209	3,031
		7,135,906

	Shares	Value
Industrials—5.3%
Aerospace & Defense—1.7%
AAR Corp.	344	$11,957
Aerojet Rocketdyne Holdings, Inc.[1]	732	15,226
Aerovironment, Inc.[1]	210	8,022
Airbus SE	1,942	160,014
Astronics Corp.[1]	300	9,141
Axon Enterprise, Inc.[1]	524	13,173
BAE Systems plc	7,450	61,559
Boeing Co. (The)	263	52,008
Cubic Corp.	296	13,705
Curtiss-Wright Corp.	579	53,141
DigitalGlobe, Inc.[1]	624	20,779
Ducommun, Inc.[1]	101	3,190
Engility Holdings, Inc.[1]	499	14,172
Esterline Technologies Corp.[1]	272	25,786
General Dynamics Corp.	249	49,327
KeyW Holding Corp. (The)[1]	497	4,647
KLX, Inc.[1]	492	24,600
Kratos Defense & Security Solutions, Inc.[1]	593	7,039
L3 Technologies, Inc.	5,610	937,319
Lockheed Martin Corp.	7,536	2,092,069
Mercury Systems, Inc.[1]	422	17,762
Moog, Inc., Cl. A1	443	31,772
National Presto Industries, Inc.	66	7,293
Northrop Grumman Corp.	5,380	1,381,100
Raytheon Co.	8,563	1,382,753
Rolls-Royce Holdings plc[1]	6,565	76,295
Safran SA	2,917	267,564
Sparton Corp.[1]	125	2,749
Teledyne Technologies, Inc.[1]	352	44,933
Triumph Group, Inc.	388	12,261
United Technologies Corp.	494	60,322
Vectrus, Inc.[1]	92	2,973
Wesco Aircraft Holdings, Inc.[1]	1,222	13,259
		6,877,910
Air Freight & Couriers—0.1%
Air Transport Services Group, Inc.[1]	447	9,736
Atlas Air Worldwide Holdings, Inc.[1]	293	15,280
Echo Global Logistics, Inc.[1]	276	5,492
FedEx Corp.	190	41,293
Forward Air Corp.	385	20,513
Hub Group, Inc., Cl. A1	469	17,986
Radiant Logistics, Inc.[1]	627	3,373
Royal Mail plc	14,972	82,187
United Parcel Service, Inc., Cl. B	427	47,222
XPO Logistics, Inc.[1]	1,020	65,923
		309,005
Airlines—0.2%
Allegiant Travel Co., Cl. A	172	23,323
Hawaiian Holdings, Inc.[1]	566	26,574
International Consolidated Airlines Group SA	5,087	40,510
SkyWest, Inc.	546	19,165
United Continental Holdings, Inc.[1]	7,330	551,582
		661,154
Building Products—0.1%
AAON, Inc.	519	19,125
Advanced Drainage Systems, Inc.	646	12,985
American Woodmark Corp.[1]	157	15,001
Apogee Enterprises, Inc.	286	16,256
Armstrong Flooring, Inc.[1]	281	5,050
Builders FirstSource, Inc.[1]	1,282	19,640
Continental Building Products, Inc.[1]	384	8,947
CSW Industrials, Inc.[1]	153	5,913
Gibraltar Industries, Inc.[1]	388	13,832
Griffon Corp.	509	11,173

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Building Products (Continued)
Insteel Industries, Inc.	203	$6,693
JELD-WEN Holding, Inc.[1]	1,078	34,992
Masonite International Corp.[1]	329	24,840
NCI Building Systems, Inc.[1]	725	12,108
Patrick Industries, Inc.[1]	175	12,749
PGT Innovations, Inc.[1]	458	5,862
Ply Gem Holdings, Inc.[1]	1,014	18,201
Quanex Building Products Corp.	332	7,022
Simpson Manufacturing Co., Inc.	482	21,068
Trex Co., Inc.[1]	326	22,057
Universal Forest Products, Inc.	216	18,859
		312,373
Commercial Services & Supplies—1.2%
ABM Industries, Inc.	703	29,189
ACCO Brands Corp.[1]	1,731	20,166
Advanced Disposal Services, Inc.[1]	1,133	25,753
ARC Document Solutions, Inc.[1]	649	2,700
Brady Corp., Cl. A	542	18,374
Brink’s Co. (The)	477	31,959
Casella Waste Systems, Inc., Cl. A1	566	9,288
CECO Environmental Corp.	403	3,699
CompX International, Inc.	132	2,013
Deluxe Corp.	498	34,472
Ennis, Inc.	271	5,176
Essendant, Inc.	379	5,621
Healthcare Services Group, Inc.	681	31,891
Heritage-Crystal Clean, Inc.[1]	279	4,436
Herman Miller, Inc.	611	18,574
HNI Corp.	468	18,659
InnerWorkings, Inc.[1]	509	5,904
Interface, Inc., Cl. A	592	11,633
Johnson Controls International plc[5]	43,540	1,887,894
Kimball International, Inc., Cl. B	485	8,095
Knoll, Inc.	536	10,747
Matthews International Corp., Cl. A	337	20,641
McGrath RentCorp	317	10,978
Mobile Mini, Inc.	441	13,164
MSA Safety, Inc.	459	37,257
Multi-Color Corp.	148	12,077
NL Industries, Inc.[1]	519	3,659
Quad/Graphics, Inc.	597	13,683
Republic Services, Inc., Cl. A5	31,990	2,038,723
SP Plus Corp.[1]	326	9,959
Steelcase, Inc., Cl. A	1,163	16,282
Team, Inc.[1]	304	7,129
Tetra Tech, Inc.	533	24,385
UniFirst Corp.	185	26,029
US Ecology, Inc.	200	10,100
Viad Corp.	203	9,592
VSE Corp.	108	4,858
West Corp.	27,698	645,917
		5,090,676
Construction & Engineering—0.2%
Aegion Corp., Cl. A1	488	10,677
Ameresco, Inc., Cl. A1	413	3,180
Argan, Inc.	170	10,200
Cie de Saint-Gobain	2,191	117,208
Comfort Systems USA, Inc.	386	14,320
Dycom Industries, Inc.[1]	380	34,018
EMCOR Group, Inc.	778	50,866
Granite Construction, Inc.	11,386	549,261
Great Lakes Dredge & Dock Corp.[1]	654	2,812
HC2 Holdings, Inc.[1]	452	2,658
IES Holdings, Inc.[1]	272	4,937
Layne Christensen Co.[1]	211	1,855
MasTec, Inc.[1]	838	37,836
MYR Group, Inc.[1]	299	9,275

	Shares	Value
Construction & Engineering (Continued)
NV5 Global, Inc.[1]	109	$4,632
Orion Group Holdings, Inc.[1]	287	2,144
Primoris Services Corp.	496	12,370
Tutor Perini Corp.[1]	575	16,531
Vinci SA	1,836	156,831
		1,041,611
Electrical Equipment—0.2%
Allied Motion Technologies, Inc.	83	2,259
Atkore International Group, Inc.[1]	1,005	22,663
AZZ, Inc.	275	15,345
Babcock & Wilcox Enterprises, Inc.[1]	370	4,351
Boer Power Holdings Ltd.[1]	248,000	80,048
Emerson Electric Co.	646	38,515
Encore Wire Corp.	216	9,223
EnerSys	614	44,484
Generac Holdings, Inc.[1]	621	22,437
General Cable Corp.	525	8,584
Legrand SA	3,086	216,144
LSI Industries, Inc.	328	2,968
Powell Industries, Inc.	117	3,743
Preformed Line Products Co.	55	2,553
Schneider Electric SE	1,802	138,704
Severn Trent plc	4,359	123,971
Thermon Group Holdings, Inc.[1]	349	6,690
Vicor Corp.[1]	404	7,232
		749,914
Industrial Conglomerates—1.0%
3M Co.	409	85,150
DCC plc	910	82,932
General Electric Co.[5]	65,044	1,756,839
Honeywell International, Inc.[5]	16,798	2,239,005
Raven Industries, Inc.	416	13,853
Smiths Group plc	2,451	51,065
		4,228,844
Machinery—0.2%
Actuant Corp., Cl. A	611	15,031
Alamo Group, Inc.	134	12,169
Albany International Corp., Cl. A	316	16,874
Altra Industrial Motion Corp.	288	11,462
American Railcar Industries, Inc.	220	8,426
Astec Industries, Inc.	329	18,263
Barnes Group, Inc.	508	29,733
Briggs & Stratton Corp.	437	10,532
Caterpillar, Inc.	338	36,321
Chart Industries, Inc.[1]	318	11,044
CIRCOR International, Inc.	166	9,857
Columbus McKinnon Corp.	184	4,677
DMC Global, Inc.	173	2,266
Douglas Dynamics, Inc.	230	7,567
Energy Recovery, Inc.[1]	584	4,841
EnPro Industries, Inc.	220	15,701
ESCO Technologies, Inc.	256	15,270
Federal Signal Corp.	749	13,003
Franklin Electric Co., Inc.	487	20,162
FreightCar America, Inc.	94	1,635
Gencor Industries, Inc.[1]	144	2,333
Global Brass & Copper Holdings, Inc.	324	9,898
Gorman-Rupp Co. (The)	390	9,933
Graham Corp.	129	2,536
Greenbrier Cos., Inc. (The)	272	12,580
Hardinge, Inc.	109	1,354
Harsco Corp.[1]	884	14,232
Hillenbrand, Inc.	637	22,996
Hurco Cos., Inc.	83	2,884
Hyster-Yale Materials Handling, Inc.	129	9,062
John Bean Technologies Corp.	316	30,968
Kadant, Inc.	112	8,422

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery (Continued)
Kennametal, Inc.	845	$31,620
Lindsay Corp.	106	9,461
Lydall, Inc.[1]	225	11,633
Manitowoc Co., Inc. (The)[1]	1,443	8,672
Meritor, Inc.[1]	986	16,377
Milacron Holdings Corp.[1]	941	16,552
Miller Industries, Inc.	142	3,529
Mueller Industries, Inc.	822	25,030
Mueller Water Products, Inc., Cl. A	1,567	18,303
Navistar International Corp.[1]	827	21,692
NN, Inc.	257	7,055
Omega Flex, Inc.	90	5,796
Park-Ohio Holdings Corp.	168	6,401
Proto Labs, Inc.[1]	234	15,737
RBC Bearings, Inc.[1]	231	23,507
REV Group, Inc.	524	14,504
Rexnord Corp.[1]	1,079	25,087
Spartan Motors, Inc.	328	2,903
SPX Corp.[1]	412	10,366
SPX FLOW, Inc.[1]	515	18,993
Standex International Corp.	132	11,972
Sun Hydraulics Corp.	239	10,198
Supreme Industries, Inc., Cl. A	189	3,109
Tennant Co.	181	13,358
Titan International, Inc.	600	7,206
TriMas Corp.[1]	606	12,635
Wabash National Corp.	669	14,705
Watts Water Technologies, Inc., Cl. A	334	21,109
Woodward, Inc.	591	39,940
		819,482
Marine—0.0%
Costamare, Inc.	916	6,696
Matson, Inc.	455	13,668
		20,364
Professional Services—0.1%
Advisory Board Co. (The)[1]	389	20,034
Barrett Business Services, Inc.	71	4,068
CBIZ, Inc.[1]	713	10,695
CRA International, Inc.	118	4,286
Experian plc	4,235	86,969
Exponent, Inc.	260	15,158
Franklin Covey Co.[1]	144	2,779
FTI Consulting, Inc.[1]	403	14,089
GP Strategies Corp.[1]	232	6,125
Heidrick & Struggles International, Inc.	182	3,959
Hill International, Inc.[1]	417	2,168
Huron Consulting Group, Inc.[1]	298	12,874
ICF International, Inc.[1]	223	10,503
Insperity, Inc.	248	17,608
Intertek Group plc	1,346	74,031
Kelly Services, Inc., Cl. A	358	8,037
Kforce, Inc.	424	8,310
Korn/Ferry International	563	19,440
Mistras Group, Inc.[1]	299	6,569
Navigant Consulting, Inc.[1]	727	14,366
On Assignment, Inc.[1]	508	27,508
Resources Connection, Inc.	320	4,384
RPX Corp.[1]	594	8,286
TriNet Group, Inc.[1]	820	26,847
TrueBlue, Inc.[1]	546	14,469
WageWorks, Inc.[1]	377	25,334
		448,896
Road & Rail—0.2%
ArcBest Corp.	454	9,352
Celadon Group, Inc.	543	1,710
Covenant Transportation Group, Inc., Cl. A1	181	3,173

	Shares	Value
Road & Rail (Continued)
Heartland Express, Inc.	839	$17,468
Knight Transportation, Inc.	805	29,825
Marten Transport Ltd.	412	11,289
PAM Transportation Services, Inc.[1]	66	1,251
Roadrunner Transportation Systems, Inc.[1]	395	2,872
Saia, Inc.[1]	258	13,235
Swift Transportation Co., Cl. A1	1,332	35,298
Union Pacific Corp.	4,479	487,808
Universal Logistics Holdings, Inc.	280	4,200
USA Truck, Inc.[1]	81	702
Werner Enterprises, Inc.	704	20,662
YRC Worldwide, Inc.[1]	369	4,103
		642,948
Trading Companies & Distributors—0.1%
Aircastle Ltd.	829	18,031
Applied Industrial Technologies, Inc.	509	30,057
Beacon Roofing Supply, Inc.[1]	603	29,547
BMC Stock Holdings, Inc.[1]	778	16,999
Bunzl plc	1,531	45,668
CAI International, Inc.[1]	200	4,720
DXP Enterprises, Inc.[1]	223	7,694
Foundation Building Materials, Inc.[1]	501	6,443
GATX Corp.	383	24,615
GMS, Inc.[1]	441	12,392
H&E Equipment Services, Inc.	368	7,511
HD Supply Holdings, Inc.[1]	5,930	181,636
Kaman Corp.	263	13,116
Lawson Products, Inc.[1]	92	2,038
MRC Global, Inc.[1]	928	15,331
Neff Corp., Cl. A1	115	2,185
NOW, Inc.[1]	1,080	17,366
Rush Enterprises, Inc., Cl. A1	407	15,132
Rush Enterprises, Inc., Cl. B1	525	19,115
SiteOne Landscape Supply, Inc.[1]	347	18,065
Textainer Group Holdings Ltd.	752	10,904
Titan Machinery, Inc.[1]	200	3,596
Triton International Ltd.	792	26,485
Univar, Inc.[1]	1,732	50,574
Veritiv Corp.[1]	179	8,055
Willis Lease Finance Corp.[1]	55	1,470
Wolseley plc	614	37,759
		626,504
Transportation Infrastructure—0.0%
easyJet plc	4,322	76,529
Information Technology—5.1%
Communications Equipment—0.6%
ADTRAN, Inc.	489	10,098
Aerohive Networks, Inc.[1]	418	2,090
Black Box Corp.	176	1,505
CalAmp Corp.[1]	327	6,648
Calix, Inc.[1]	639	4,377
Ciena Corp.[1]	1,342	33,577
Cisco Systems, Inc.	46,638	1,459,769
Clearfield, Inc.[1]	149	1,967
CommScope Holding Co., Inc.[1]	10,290	391,329
Comtech Telecommunications Corp.	223	4,230
Digi International, Inc.[1]	434	4,405
EMCORE Corp.	234	2,492
Extreme Networks, Inc.[1]	869	8,012
Finisar Corp.[1]	1,003	26,058
Harmonic, Inc.[1]	900	4,725
Infinera Corp.[1]	1,456	15,536
InterDigital, Inc.	375	28,988
KVH Industries, Inc.[1]	140	1,330
Lumentum Holdings, Inc.[1]	446	25,444
NETGEAR, Inc.[1]	355	15,301

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Communications Equipment (Continued)
NetScout Systems, Inc.[1]	922	$31,717
Nokia OYJ	20,996	128,597
Oclaro, Inc.[1]	1,469	13,720
Plantronics, Inc.	434	22,703
Quantenna Communications, Inc.[1]	311	5,909
ShoreTel, Inc.[1]	39,791	230,788
Silicom Ltd.	76	3,371
Sonus Networks, Inc.[1]	546	4,062
Ubiquiti Networks, Inc.[1]	854	44,382
ViaSat, Inc.[1]	550	36,410
Viavi Solutions, Inc.[1]	1,968	20,723
		2,590,263
Electronic Equipment, Instruments, & Components—0.2%
Anixter International, Inc.[1]	353	27,605
AVX Corp.	1,689	27,598
Badger Meter, Inc.	287	11,437
Bel Fuse, Inc., Cl. B	115	2,840
Belden, Inc.	404	30,474
Benchmark Electronics, Inc.[1]	614	19,832
Coherent, Inc.[1]	208	46,798
Control4 Corp.[1]	202	3,961
CTS Corp.	336	7,258
Daktronics, Inc.	409	3,939
Electro Scientific Industries, Inc.[1]	270	2,225
ePlus, Inc.[1]	249	18,451
Fabrinet[1]	358	15,272
FARO Technologies, Inc.[1]	171	6,464
II-VI, Inc.[1]	679	23,290
Insight Enterprises, Inc.[1]	456	18,235
Itron, Inc.[1]	361	24,458
Kimball Electronics, Inc.[1]	339	6,119
Knowles Corp.[1]	899	15,211
Littelfuse, Inc.	210	34,650
Maxwell Technologies, Inc.[1]	334	2,001
Mesa Laboratories, Inc.	32	4,586
Methode Electronics, Inc.	397	16,356
MTS Systems Corp.	146	7,563
Novanta, Inc.[1]	277	9,972
OSI Systems, Inc.[1]	178	13,377
Park Electrochemical Corp.	202	3,721
PC Connection, Inc.	287	7,766
Plexus Corp.[1]	329	17,296
Radisys Corp.[1]	403	1,515
Rogers Corp.[1]	221	24,005
Sanmina Corp.[1]	748	28,499
ScanSource, Inc.[1]	331	13,339
SYNNEX Corp.	485	58,181
Systemax, Inc.	299	5,621
Tech Data Corp.[1]	338	34,138
TTM Technologies, Inc.[1]	1,020	17,707
Universal Display Corp.	361	39,439
Vishay Intertechnology, Inc.	1,423	23,622
Vishay Precision Group, Inc.[1]	128	2,214
Wasion Group Holdings Ltd.	168,000	77,321
		754,356
Internet Software & Services—1.3%
2U, Inc.[1]	490	22,991
Actua Corp.[1]	331	4,651
Alarm.com Holdings, Inc.[1]	451	16,971
Alphabet, Inc., Cl. A1,5	3,383	3,145,107
Alphabet, Inc., Cl. C1	58	52,706
Amber Road, Inc.[1]	298	2,554
Apptio, Inc., Cl. A1	297	5,153
Autobytel, Inc.[1]	145	1,828
Bankrate, Inc.[1]	882	11,334
Bazaarvoice, Inc.[1]	58,512	289,634
Benefitfocus, Inc.[1]	297	10,796

	Shares	Value
Internet Software & Services (Continued)
Blucora, Inc.[1]	374	$7,929
Box, Inc., Cl. A1	1,172	21,377
Brightcove, Inc.[1]	486	3,013
Carbonite, Inc.[1]	311	6,780
Care.com, Inc.[1]	221	3,337
ChannelAdvisor Corp.[1]	343	3,962
Cimpress NV1	282	26,657
Cornerstone OnDemand, Inc.[1]	581	20,771
DHI Group, Inc.[1]	666	1,898
Endurance International Group Holdings, Inc.[1]	1,331	11,114
Envestnet, Inc.[1]	414	16,394
Facebook, Inc., Cl. A1	470	70,961
Five9, Inc.[1]	557	11,987
Global Sources Ltd.[1]	133	2,660
GrubHub, Inc.[1]	827	36,057
GTT Communications, Inc.[1]	342	10,824
Hortonworks, Inc.[1]	515	6,633
Instructure, Inc.[1]	252	7,434
j2 Global, Inc.	493	41,949
Limelight Networks, Inc.[1]	1,447	4,182
Liquidity Services, Inc.[1]	497	3,156
LivePerson, Inc.[1]	419	4,609
LogMeIn, Inc.	675	70,537
London Stock Exchange Group plc	1,566	74,429
Marchex, Inc., Cl. B1	406	1,210
Meet Group, Inc. (The)[1]	864	4,363
MINDBODY, Inc., Cl. A1	403	10,962
New Relic, Inc.[1]	614	26,408
NIC, Inc.	680	12,886
Numerex Corp., Cl. A1	207	1,021
Q2 Holdings, Inc.[1]	384	14,189
QuinStreet, Inc.[1]	661	2,756
Quotient Technology, Inc.[1]	871	10,017
Reis, Inc.	112	2,380
Rightside Group Ltd.[1]	209	2,220
Shutterstock, Inc.[1]	312	13,753
SPS Commerce, Inc.[1]	159	10,138
Stamps.com, Inc.[1]	128	19,824
TechTarget, Inc.[1]	271	2,810
Trade Desk, Inc. (The), Cl. A1	263	13,179
TrueCar, Inc.[1]	865	17,239
Web.com Group, Inc.[1]	422	10,677
WebMD Health Corp., Cl. A1	7,626	447,265
Xactly Corp.[1]	41,659	651,963
XO Group, Inc.[1]	350	6,167
		5,313,802
IT Services—0.6%
Accenture plc, Cl. A	377	46,627
Acxiom Corp.[1]	841	21,849
ALJ Regional Holdings, Inc.[1]	334	1,069
Atos SE	1,718	241,055
Blackhawk Network Holdings, Inc., Cl. A1	511	22,280
CACI International, Inc., Cl. A1	228	28,511
Capgemini SE	2,242	232,960
Cardtronics plc, Cl. A1	539	17,712
Cass Information Systems, Inc.	118	7,746
Convergys Corp.	849	20,189
CSG Systems International, Inc.	310	12,580
EPAM Systems, Inc.[1]	462	38,850
EVERTEC, Inc.	877	15,172
ExlService Holdings, Inc.[1]	300	16,674
Forrester Research, Inc.	232	9,083
Hackett Group, Inc. (The)	497	7,703
Information Services Group, Inc.[1]	355	1,459
International Business Machines Corp.	345	53,071
ManTech International Corp., Cl. A	453	18,745

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
Mastercard, Inc., Cl. A	363	$44,086
MAXIMUS, Inc.	620	38,831
MoneyGram International, Inc.[1]	48,806	841,903
NCI, Inc., Cl. A1	132	2,785
NeuStar, Inc., Cl. A1	13,477	449,458
PayPal Holdings, Inc.[1]	1,197	64,243
Perficient, Inc.[1]	429	7,997
PFSweb, Inc.[1]	194	1,602
Planet Payment, Inc.[1]	585	1,930
Science Applications International Corp.	411	28,532
ServiceSource International, Inc.[1]	937	3,636
Sykes Enterprises, Inc.[1]	477	15,994
Syntel, Inc.	820	13,907
TeleTech Holdings, Inc.	327	13,342
Travelport Worldwide Ltd.	1,524	20,970
Unisys Corp.[1]	470	6,016
Virtusa Corp.[1]	311	9,143
Visa, Inc., Cl. A	512	48,015
		2,425,725
Semiconductors & Semiconductor Equipment—1.1%
Advanced Energy Industries, Inc.[1]	371	24,000
Advanced Micro Devices, Inc.[1]	10,901	136,044
Alpha & Omega Semiconductor Ltd.[1]	266	4,434
Ambarella, Inc.[1]	312	15,148
Amkor Technology, Inc.[1]	2,414	23,585
Axcelis Technologies, Inc.[1]	334	6,997
Brooks Automation, Inc.	804	17,439
Cabot Microelectronics Corp.	4,121	304,253
Cavium, Inc.[1]	624	38,769
CEVA, Inc.[1]	179	8,136
Cirrus Logic, Inc.[1]	611	38,322
Cohu, Inc.	351	5,525
Diodes, Inc.[1]	556	13,361
DSP Group, Inc.[1]	293	3,399
Entegris, Inc.[1]	1,791	39,312
FormFactor, Inc.[1]	527	6,535
Hanergy Thin Film Power Group Ltd.[1]	161,121	2
Ichor Holdings Ltd.[1]	199	4,012
Inphi Corp.[1]	425	14,577
Integrated Device Technology, Inc.[1]	1,216	31,361
Intel Corp.	1,949	65,759
IXYS Corp.[1]	376	6,185
Kopin Corp.[1]	743	2,757
Landing International Development Ltd.[1]	6,840,000	67,355
Lattice Semiconductor Corp.[1]	1,172	7,805
MACOM Technology Solutions Holdings, Inc.[1]	498	27,773
MaxLinear, Inc., Cl. A1	569	15,869
Microsemi Corp.[1]	1,075	50,310
MKS Instruments, Inc.	502	33,785
Monolithic Power Systems, Inc.	374	36,054
Nanometrics, Inc.[1]	361	9,130
NeoPhotonics Corp.[1]	358	2,764
NVE Corp.	63	4,851
PDF Solutions, Inc.[1]	366	6,021
Photronics, Inc.[1]	761	7,153
Power Integrations, Inc.	285	20,776
QUALCOMM, Inc.[5]	11,596	640,331
Rambus, Inc.[1]	1,150	13,144
Rudolph Technologies, Inc.[1]	406	9,277
Semtech Corp.[1]	573	20,485
Sigma Designs, Inc.[1]	368	2,153
Silicon Laboratories, Inc.[1]	392	26,793
Synaptics, Inc.[1]	329	17,013
Texas Instruments, Inc.	561	43,158
Ultra Clean Holdings, Inc.[1]	269	5,044
Veeco Instruments, Inc.[1]	414	11,530

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Xcerra Corp.[1]	63,386	$619,281
Xilinx, Inc.[5]	32,175	2,069,496
Xperi Corp.	527	15,705
		4,592,968
Software—0.5%
8x8, Inc.[1]	950	13,822
A10 Networks, Inc.[1]	669	5,646
ACI Worldwide, Inc.[1]	1,080	24,160
Agilysys, Inc.[1]	226	2,287
American Software, Inc., Cl. A	379	3,900
Aspen Technology, Inc.[1]	731	40,395
Barracuda Networks, Inc.[1]	478	11,023
Blackbaud, Inc.	455	39,016
Blackline, Inc.[1]	486	17,370
Bottomline Technologies de, Inc.[1]	346	8,889
BroadSoft, Inc.[1]	286	12,312
Callidus Software, Inc.[1]	556	13,455
CommVault Systems, Inc.[1]	392	22,128
Ebix, Inc.	342	18,434
Ellie Mae, Inc.[1]	308	33,852
EnerNOC, Inc.[1]	316	2,449
Everbridge, Inc.[1]	308	7,503
Exa Corp.[1]	144	1,987
Fair Isaac Corp.	308	42,938
Gigamon, Inc.[1]	7,778	306,064
Globant SA1	327	14,205
Glu Mobile, Inc.[1]	1,193	2,982
Guidance Software, Inc.[1]	388	2,565
HubSpot, Inc.[1]	331	21,763
Imperva, Inc.[1]	293	14,020
Intu Properties plc	19,857	69,611
Majesco[1]	412	2,031
Micro Focus International plc	2,148	63,558
Microsoft Corp.	866	59,693
MicroStrategy, Inc., Cl. A1	116	22,234
Mitek Systems, Inc.[1]	364	3,058
MobileIron, Inc.[1]	756	4,574
Mobileye NV1	10,094	633,903
Model N, Inc.[1]	232	3,086
Monotype Imaging Holdings, Inc.	424	7,759
Oracle Corp.	1,953	97,923
Paycom Software, Inc.[1]	514	35,163
Paylocity Holding Corp.[1]	422	19,066
Pegasystems, Inc.	585	34,135
Progress Software Corp.	619	19,121
Proofpoint, Inc.[1]	372	32,301
PROS Holdings, Inc.[1]	252	6,902
QAD, Inc., Cl. A	261	8,365
Qualys, Inc.[1]	426	17,381
Rapid7, Inc.[1]	385	6,480
RealNetworks, Inc.[1]	398	1,723
RealPage, Inc.[1]	864	31,061
RingCentral, Inc., Cl. A1	686	25,073
Rosetta Stone, Inc.[1]	210	2,264
Rubicon Project, Inc. (The)[1]	553	2,842
Sage Group plc (The)	5,300	47,527
Sapiens International Corp. NV1	456	5,103
Silver Spring Networks, Inc.[1]	579	6,531
Synchronoss Technologies, Inc.[1]	552	9,080
Take-Two Interactive Software, Inc.[1]	818	60,025
Telenav, Inc.[1]	588	4,763
TiVo Corp.	1,692	31,556
Varonis Systems, Inc.[1]	296	11,011
VASCO Data Security International, Inc.[1]	386	5,539
Verint Systems, Inc.[1]	581	23,647
Workiva, Inc., Cl. A1	371	7,068
Zendesk, Inc.[1]	1,063	29,530

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Software (Continued)
Zix Corp.[1]	498	$2,834
		2,136,686
Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	20,599	2,966,668
Avid Technology, Inc.[1]	428	2,251
Cray, Inc.[1]	396	7,286
Diebold Nixdorf, Inc.	783	21,924
Eastman Kodak Co.[1]	491	4,468
Electronics for Imaging, Inc.[1]	438	20,753
Immersion Corp.[1]	293	2,660
Ju Teng International Holdings Ltd.	198,000	81,179
Pure Storage, Inc., Cl. A1	1,631	20,893
Stratasys Ltd.[1]	473	11,026
Super Micro Computer, Inc.[1]	470	11,586
USA Technologies, Inc.[1]	414	2,153
		3,152,847
Materials—1.9%
Chemicals—0.8%
A. Schulman, Inc.	310	9,920
AgroFresh Solutions, Inc.[1]	391	2,807
Air Liquide SA	1,474	183,178
American Vanguard Corp.	288	4,968
Balchem Corp.	320	24,867
Calgon Carbon Corp.	513	7,746
Celanese Corp., Cl. A5	16,360	1,553,218
Chase Corp.	88	9,390
Chemours Co. (The)	1,809	68,597
Codexis, Inc.[1]	448	2,442
Croda International plc	1,291	65,355
Dow Chemical Co. (The)	758	47,807
EI du Pont de Nemours & Co.	595	48,022
Ferro Corp.[1]	871	15,931
Flotek Industries, Inc.[1]	675	6,034
FutureFuel Corp.	629	9,492
GCP Applied Technologies, Inc.[1]	760	23,180
H.B. Fuller Co.	512	26,168
Hawkins, Inc.	111	5,145
Ingevity Corp.[1]	439	25,199
Innophos Holdings, Inc.	215	9,426
Innospec, Inc.	242	15,863
Johnson Matthey plc	1,661	62,131
Kingboard Laminates Holdings Ltd.	70,500	85,090
KMG Chemicals, Inc.	141	6,862
Koppers Holdings, Inc.[1]	308	11,134
Kraton Corp.[1]	307	10,573
Kronos Worldwide, Inc.	1,078	19,641
Methanex Corp.	8,878	391,076
Minerals Technologies, Inc.	374	27,377
Monsanto Co.	884	104,630
Olin Corp.	1,769	53,565
OMNOVA Solutions, Inc.[1]	621	6,055
PolyOne Corp.	836	32,387
Quaker Chemical Corp.	134	19,461
Rayonier Advanced Materials, Inc.	321	5,046
Sensient Technologies Corp.	568	45,741
Solvay SA	1,031	138,431
Stepan Co.	283	24,661
Trecora Resources[1]	244	2,745
Tredegar Corp.	349	5,322
Trinseo SA	572	39,296
Tronox Ltd., Cl. A	1,241	18,764
Valhi, Inc.	3,215	9,581
Westlake Chemical Partners LP4	7,812	193,347
		3,477,671
Construction Materials—0.1%
Caesarstone Ltd.[1]	353	12,373
CRH plc	1,282	45,693

	Shares	Value
Construction Materials (Continued)
Forterra, Inc.[1]	1,672	$13,761
LafargeHolcim Ltd.[1]	1,614	92,713
Summit Materials, Inc., Cl. A1	990	28,581
United States Lime & Minerals, Inc.	55	4,316
US Concrete, Inc.[1]	146	11,468
		208,905
Containers & Packaging—0.7%
Greif, Inc., Cl. A	565	31,516
Greif, Inc., Cl. B	580	35,032
Myers Industries, Inc.	282	5,062
Packaging Corp. of America	12,180	1,356,730
Sonoco Products Co.[5]	31,760	1,633,099
UFP Technologies, Inc.[1]	89	2,519
		3,063,958
Metals & Mining—0.2%
AK Steel Holding Corp.[1]	3,185	20,925
Allegheny Technologies, Inc.	1,260	21,433
Ampco-Pittsburgh Corp.	111	1,637
Anglo American plc[1]	2,425	32,500
Antofagasta plc	5,527	57,712
ArcelorMittal[1]	3,251	73,997
BHP Billiton plc	2,524	38,669
Carpenter Technology Corp.	507	18,977
Century Aluminum Co.[1]	804	12,526
Cie Generale des Etablissements Michelin	1,194	158,741
Cliffs Natural Resources, Inc.[1]	3,292	22,781
Coeur Mining, Inc.[1]	1,725	14,800
Commercial Metals Co.	1,161	22,558
Ferroglobe plc	1,532	18,307
Fresnillo plc	2,179	42,286
Glencore plc[1]	8,960	33,630
Gold Resource Corp.	517	2,109
Handy & Harman Ltd.[1]	114	3,580
Hargreaves Lansdown plc	4,527	76,816
Haynes International, Inc.	144	5,229
Hecla Mining Co.	3,659	18,661
Kaiser Aluminum Corp.	172	15,225
Materion Corp.	280	10,472
Olympic Steel, Inc.	146	2,844
Randgold Resources Ltd.	989	87,530
Real Industry, Inc.[1]	269	780
Rio Tinto plc	869	36,640
Ryerson Holding Corp.[1]	593	5,871
Schnitzer Steel Industries, Inc., Cl. A	258	6,502
Shougang Fushan Resources Group Ltd.	492,000	91,638
SunCoke Energy, Inc.[1]	657	7,161
TimkenSteel Corp.[1]	497	7,639
Worthington Industries, Inc.	633	31,789
		1,001,965
Paper & Forest Products—0.1%
Boise Cascade Co.[1]	425	12,920
Clearwater Paper Corp.[1]	168	7,854
Deltic Timber Corp.	135	10,079
KapStone Paper & Packaging Corp.	941	19,413
Louisiana-Pacific Corp.[1]	1,627	39,227
Mondi plc	2,073	54,402
Neenah Paper, Inc.	212	17,013
PH Glatfelter Co.	498	9,731
Schweitzer-Mauduit International, Inc.	345	12,844
Smurfit Kappa Group plc	2,373	74,119
		257,602
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
AT&T, Inc.[5]	30,715	1,158,877
ATN International, Inc.	167	11,429

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Diversified Telecommunication Services (Continued)
Babcock International Group plc	5,395	$61,923
BCE, Inc.	28,165	1,268,552
BT Group plc	19,386	74,445
CenturyLink, Inc.	11,111	265,331
Cincinnati Bell, Inc.[1]	455	8,895
Cogent Communications Holdings, Inc.	506	20,291
Consolidated Communications Holdings, Inc.	587	12,603
FairPoint Communications, Inc.[1]	314	4,914
General Communication, Inc., Cl. A1	355	13,007
Hawaiian Telcom Holdco, Inc.[1]	114	2,849
IDT Corp., Cl. B	201	2,888
Iridium Communications, Inc.[1]	1,015	11,216
Lumos Networks Corp.[1]	35,989	643,123
Orange SA	15,096	240,472
ORBCOMM, Inc.[1]	686	7,752
Verizon Communications, Inc.	23,650	1,056,209
Vivendi SA	6,895	153,489
Vonage Holdings Corp.[1]	2,097	13,714
Windstream Holdings, Inc.	2,408	9,343
		5,041,322
Wireless Telecommunication Services—0.0%
Boingo Wireless, Inc.[1]	337	5,042
NII Holdings, Inc.[1]	2,088	1,679
Shenandoah Telecommunications Co.	499	15,319
Spok Holdings, Inc.	206	3,646
Vodafone Group plc	24,641	69,926
		95,612
Utilities—1.8%
Electric Utilities—0.9%
ALLETE, Inc.	472	33,833
Bouygues SA	3,525	148,808
Duke Energy Corp.	1,482	123,880
Edison International	15,145	1,184,188
El Paso Electric Co.	376	19,439
Exelon Corp.	2,187	78,885
Genie Energy Ltd., Cl. B	248	1,890
IDACORP, Inc.	475	40,541
MGE Energy, Inc.	333	21,429
NextEra Energy, Inc.	1,428	200,106
Otter Tail Corp.	380	15,048
PG&E Corp.	16,660	1,105,724
PNM Resources, Inc.	750	28,687
Portland General Electric Co.	1,074	49,071
Power Assets Holdings Ltd.	9,000	79,427
Southern Co. (The)	4,604	220,440
SSE plc	6,894	130,379
		3,481,775
Gas Utilities—0.2%
Chesapeake Utilities Corp.	157	11,767
Delta Natural Gas Co., Inc.	70	2,133
New Jersey Resources Corp.	810	32,157
Northwest Natural Gas Co.	271	16,219
ONE Gas, Inc.	497	34,695
South Jersey Industries, Inc.	798	27,268
Southwest Gas Holdings, Inc.	630	46,028
Spire, Inc.	431	30,062
WGL Holdings, Inc.	7,567	631,315
		831,644
Independent Power and Renewable Electricity Producers—0.3%
Atlantic Power Corp.[1]	1,553	3,727
Atlantica Yield plc	973	20,783
Concord New Energy Group Ltd.	1,770,000	73,679
Datang International Power Generation Co. Ltd., Cl. H	220,000	70,170
Dynegy, Inc.[1]	993	8,212

	Shares	Value
Independent Power and Renewable Electricity Producers (Continued)
NRG Energy, Inc.	14,459	$248,988
NRG Yield, Inc., Cl. A	960	16,378
NRG Yield, Inc., Cl. C	952	16,755
Ormat Technologies, Inc.	480	28,166
Pattern Energy Group, Inc., Cl. A	833	19,859
TerraForm Global, Inc., Cl. A1	161,646	816,312
TerraForm Power, Inc., Cl. A1	904	10,848
		1,333,877
Multi-Utilities—0.3%
Avista Corp.	590	25,052
Black Hills Corp.	509	34,342
Centrica plc	40,693	106,072
CMS Energy Corp.	15,680	725,200
Engie SA	11,491	174,454
National Grid plc	9,145	113,506
NorthWestern Corp.	455	27,764
Unitil Corp.	140	6,764
Veolia Environnement SA	8,332	176,933
		1,390,087
Water Utilities—0.1%
American States Water Co.	347	16,451
AquaVenture Holdings Ltd.[1]	278	4,234
Artesian Resources Corp., Cl. A	97	3,651
California Water Service Group	482	17,738
Connecticut Water Service, Inc.	114	6,328
Consolidated Water Co. Ltd.	144	1,786
Middlesex Water Co.	171	6,772
SJW Group	262	12,885
United Utilities Group plc	11,462	129,596
York Water Co. (The)	142	4,949
		204,390
Total Common Stocks (Cost $158,857,205)		178,054,944

Preferred Stocks—0.3%
Kinesis 2017 Sidecar, Preferred[1]	49,261	458,866
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	351,900
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	484,500
Total Preferred Stocks (Cost $1,294,384)		1,295,266

	Units
Rights, Warrants and Certificates—0.0%
Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	2,038	1,447
Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1]	231	2
SandRidge Energy, Inc. Wts., Strike Price $41.34, Exp. 10/4/22[1]	977	2,485
SandRidge Energy, Inc. Wts., Strike Price $42.03, Exp. 10/4/22[1]	411	1,021
Total Rights, Warrants and Certificates (Cost $70,284)		4,955

	Principal Amount
Asset-Backed Securities—2.8%
Airspeed Ltd., Series 2007-1A, Cl. G1, 1.429%, 6/15/328,[9]	$1,121,611	954,772
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 2.516%, 3/25/37[2,9]	1,600,000	1,578,147
GSAMP Trust, Series 2005-HE4, Cl. M3, 1.736%, 7/25/45[9]	1,400,000	1,301,563
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 1.596%, 12/25/35[9]	1,780,000	1,682,913

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value
Asset-Backed Securities (Continued)
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 1.936%, 3/25/35[9]		$397,953	$342,637
Raspro Trust, Series 2005-1A, Cl. G, 1.674%, 3/23/24[8,9]		1,690,269	1,639,561
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 1.666%, 10/25/35[9]		4,250,000	4,082,403
Total Asset-Backed Securities (Cost $10,840,208)			11,581,996

Mortgage-Backed Obligation—0.5%
RAMP Trust, Series 2005-RS6, Cl. M4, 2.191%, 6/25/359 (Cost $2,070,273)		2,300,000	2,230,458

Foreign Government Obligations—3.4%
Federative Republic of Brazil, 9.107% Unsec. Nts., 10/1/17[10]	BRL	10,400,000	3,067,515

Italian Republic, 0.00% Unsec. Nts., 8/14/17[10]	EUR	9,500,000	10,856,989
Total Foreign Government Obligations (Cost $13,410,156)			13,924,504

Non-Convertible Corporate Bonds and Notes—9.3%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]		450,000	467,438
Arconic, Inc., 5.40% Sr. Unsec. Nts., 4/15/21		450,000	474,187
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[2]		350,000	384,125
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		450,000	472,500
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K9,11		1,666,000	1,713,897
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]		450,000	468,144
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[2]		450,000	473,625
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[2]		350,000	372,785
Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39		450,000	474,606
Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21		450,000	470,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]		315,000	322,087
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25		450,000	486,977
Cheniere Corpus Christi Holdings LLC, 5.875% Sr. Sec. Nts., 3/31/25		350,000	374,500
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]		350,000	381,937
Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[9,11]		1,783,000	1,874,753
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[2]		450,000	478,687
CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[2]		450,000	482,625
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23		450,000	464,625
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22		450,000	444,375

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	$450,000	$443,250
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	450,000	500,421
CSC Holdings LLC, 10.875% Sr. Unsec. Nts., 10/15/25[2]	350,000	422,188
DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	559,281
5.75% Sr. Unsec. Nts., 8/15/22	200,000	205,750
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]	450,000	422,392
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	450,000	484,875
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	450,000	476,437
Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36	350,000	355,250
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	450,000	593,360
FMG Resources August 2006 Pty Ltd., 9.75% Sr. Sec. Nts., 3/1/22[2]	450,000	514,687
Freeport-McMoRan, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	450,000	448,875
Gazprom OAO Via Gaz Capital SA, 9.25% Sr. Unsec. Nts., 4/23/19[2]	300,000	333,676
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[9,11]	8,000	6,965
Goldman Sachs Group, Inc. (The), 5.70% Jr. Sub. Perpetual Bonds, Series L9,11	1,400,000	1,458,800
HBOS plc, 6.75% Sub. Nts., 5/21/18[2]	450,000	468,163
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	450,000	492,187
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[2]	450,000	470,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6% Sr. Unsec. Nts., 8/1/20	450,000	464,062
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	450,000	427,500
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[2]	300,000	305,610
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[9,11]	1,653,000	1,720,360
Lukoil International Finance BV:
4.563% Sr. Unsec. Unsub. Nts., 4/24/23[2]	500,000	512,548
6.125% Sr. Unsec. Nts., 11/9/20[2]	2,729,000	2,975,975
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	450,000	529,313
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3,7]	100,000	—
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	450,000	447,750
NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[2]	450,000	460,688
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[2]	450,000	468,000
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[3,7]	250,000	—
Ortho-Clinical Diagnostics, Inc./Ortho- Clinical Diagnostics SA, 6.625% Sr. Unsec. Nts., 5/15/22[2]	400,000	384,000
Post Holdings, Inc., 5% Sr. Unsec. Nts., 8/15/26[2]	450,000	450,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	358,607

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[2]	$280,705	$286,389
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	400,000	435,767
Samson Investment Co., 9.75%, 2/15/20[3,7]	300,000	13,372
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[3,7]	500,000	50
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[2]	450,000	479,250
Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[2]	450,000	519,188
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	500,000	508,125
Talen Energy Supply LLC, 4.625% Sr. Unsec. Nts., 7/15/19[2]	80,000	78,200
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	450,000	477,315
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	450,000	465,750
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	67,000	70,183
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[2]	450,000	447,188
Vantage Drilling International, 10% Sec. Nts., 12/31/20	407,000	392,755
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]	400,000	425,000
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9,11	1,597,000	1,666,470
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	450,000	531,981
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	450,000	468,054
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[2]	400,000	416,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	450,000	474,469
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[2]	500,000	513,750
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	450,000	475,875
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	300,000	317,625
Total Non-Convertible Corporate Bonds and Notes (Cost $37,339,235)		38,706,349

Convertible Corporate Bonds and Notes—0.2%
CHC Group LLC/CHC Finance Ltd., 10.78% Cv. Sec. Nts., 10/1/20[10]	35,887	56,163
Clearwire Communications LLC/ Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	600,000	618,000
Total Convertible Corporate Bonds and Notes (Cost $634,342)		674,163

Corporate Loans—2.6%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.039%, 6/1/24[9]	850,000	853,772
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.397%, 10/6/23[9]	5,330,000	5,363,787
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[9]	767,072	580,577

		Principal Amount	Value
Corporate Loans (Continued)
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.982%-4.147%, 5/14/22[9]		$3,951,946	$3,951,125
Total Corporate Loans (Cost $10,840,362)			10,749,261

Event-Linked Bonds—12.4%
Earthquake—3.7%
Acorn Re Ltd. Catastrophe Linked Nts., 4.532%, 7/17/18[2,9]		750,000	764,962
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[2,9]	EUR	800,000	917,283
Bosphorus Ltd. Catastrophe Linked Nts., 4.468%, 8/17/18[2,9]		500,000	509,425
Buffalo Re Ltd. Catastrophe Linked Nts.:
4.348%, 4/7/20[2,9]		750,000	755,362
7.848%, 4/7/20[2,9]		250,000	249,512
Golden State Re II Ltd. Catastrophe Linked Nts., 3.206%, 1/8/19[2,9]		1,000,000	998,650
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 4.761%, 11/25/19[2,9]		250,000	255,062
Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.261%, 4/6/18[2,9]		950,000	954,987
3.511%, 4/6/18[2,9]		750,000	753,937
Merna Re Ltd. Catastrophe Linked Nts.:
3.011%, 4/9/18[2,9]		250,000	250,362
3.011%, 4/8/20[8,9]		500,000	504,425
3.261%, 4/8/19[2,9]		500,000	502,875
Nakama Re Ltd. Catastrophe Linked Nts.:
3.136%, 1/16/19[2,9]		750,000	755,213
3.246%, 10/13/21[2,9]		650,000	662,448
3.261%, 4/13/18[2,9]		250,000	251,087
3.511%, 4/13/18[2,9]		500,000	502,575
3.886%, 1/16/20-1/14/21[2,9]		1,000,000	1,024,925
4.261%, 1/14/21[2,9]		250,000	259,888
4.698%, 10/13/21[2,9]		500,000	512,625
Panda Re Ltd. Catastrophe Linked Nts., 4.05%, 7/9/189		500,000	503,325
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
4.014%, 6/9/20[2,9]		375,000	376,369
4.764%, 6/9/20[2,9]		250,000	251,263
7.264%, 6/9/20[2,9]		500,000	502,225
Tramline Re II Ltd. Catastrophe Linked Nts., 4.261%, 7/7/17[2,9]		250,000	250,688
Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[2,9]		1,000,000	1,004,250
4.00%, 12/10/19[2,9]		250,000	251,763
5.00%, 12/7/17-9/21/18[2,9]		750,000	759,388
6.00%, 5/27/20[2,9]		250,000	251,138
			15,536,012

Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647%, 1/8/21[2,9]		250,000	256,588

Multiple Event—5.2%
Atlas IX Capital DAC Catastrophe Linked Nts.:
4.489%, 1/17/19[2,9]		750,000	765,262
8.659%, 1/8/20[2,9]		250,000	262,412
8.744%, 1/7/19[2,9]		250,000	255,262
Blue Halo Re Ltd. Catastrophe Linked Nts.:
9.261%, 7/26/19[2,9]		250,000	257,062
15.011%, 6/21/19[2,9]		500,000	489,925
Bonanza Re Ltd. Catastrophe Linked Nts.:
4.858%, 12/31/19[2,9]		250,000	249,712
6.108%, 12/31/19[2,9]		250,000	248,537
Caelus Re IV Ltd. Catastrophe Linked
Nts., 6.501%, 3/6/20[2,9]		750,000	784,387

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount		Value
Multiple Event (Continued)
Caelus Re V Ltd. Catastrophe Linked Nts.:
4.261%, 6/5/20[2,9]		$250,000	$251,037
5.511%, 6/5/20[2,9]		250,000	252,087
10.261%, 6/5/20[2,9]		250,000	251,337
Citrus Re Ltd. Catastrophe Linked Nts., 7.058%, 3/18/20[2,9]		250,000	250,975
Cranberry Re Ltd. Catastrophe Linked Nts.:
3.048%, 7/13/20[2,9]		250,000	250,612
4.911%, 7/6/18[2,9]		500,000	509,575
East Lane Re VI Ltd. Catastrophe Linked Nts.:
3.661%, 3/14/18[2,9]		500,000	501,125
4.401%, 3/13/20[2,9]		500,000	506,225
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21[2,10]		500,000	509,300
Galilei Re Ltd. Catastrophe Linked Nts.:
5.512%, 1/8/21[2,9]		500,000	502,125
6.262%, 1/8/21[2,9]		250,000	251,212
14.228%, 1/8/20[2,9]		250,000	247,462
Galileo Re Ltd. Catastrophe Linked Nts., 14.246%, 1/8/19[2,9]		500,000	497,775
Kilimanjaro II Re Ltd. Catastrophe Linked Nts., 11.148%, 4/20/21[2,9]		250,000	251,338
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
5.511%, 4/30/18[2,9]		250,000	250,712
5.761%, 4/30/18[2,9]		250,000	250,112
7.761%, 12/6/19[2,9]		250,000	253,613
10.261%, 12/6/19[2,9]		250,000	250,388
Lion II RE DAC Catastrophe Linked Nts., 2.681%, 7/15/21[2,9]	EUR	750,000	857,748
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts.:
13.331%, 1/8/18[2,9]		200,000	199,090
18.301%, 1/8/18[2,9]		500,000	495,325
Long Point Re III Ltd. Catastrophe
Linked Nts., 3.50%, 5/23/18[2,9]		250,000	252,613
MetroCat Re Ltd. Catastrophe Linked
Nts., 4.711%, 5/8/20[2,9]		500,000	502,175
PennUnion Re Ltd. Catastrophe Linked
Nts., 5.511%, 12/7/18[2,9]		500,000	503,825
Residential Reinsurance 2013 Ltd.
Catastrophe Linked Nts., 21.011%, 12/6/17[2,9]		500,000	500,125
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
4.571%, 6/6/18[2,9]		500,000	503,425
15.991%, 6/6/18[2,9]		750,000	761,963
Residential Reinsurance 2015 Ltd.
Catastrophe Linked Nts., 11.981%, 6/6/19[2,9]		500,000	510,525
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
1.981%, 12/6/17[2,10]		250,000	237,438
4.261%, 6/6/20[2,9]		750,000	751,313
4.941%, 12/6/20[2,9]		250,000	246,788
12.561%, 6/6/20[2,9]		750,000	766,388
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
4.011%, 6/6/21[2,9]		375,000	373,181
17.761%, 6/6/18[2,10]		250,000	213,988
Riverfront Re Ltd. Catastrophe Linked Nts.:
5.511%, 1/15/21[2,9]		500,000	504,025
7.261%, 1/15/21[2,9]		250,000	250,413
Sanders Re Ltd. Catastrophe Linked Nts.:
3.25%, 6/5/20[2,9]		750,000	751,238
3.971%, 5/25/18[2,9]		250,000	250,463
4.126%, 12/6/21[2,9]		500,000	501,975
4.261%, 5/25/18[2,9]		250,000	250,263
Spectrum Capital Ltd. Catastrophe Linked Nts.:
4.627%, 6/8/21[2,9]		250,000	250,275
6.974%, 6/8/21[2,9]		250,000	250,181
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.40%, 1/8/18[2,9]		500,000	500,975

	Principal Amount		Value
Multiple Event (Continued)
Tradewynd Re Ltd. Catastrophe Linked Nts.: (Continued)
7.43%, 1/8/18[2,9]		$500,000	$503,775
10.661%, 7/9/18[2,9]		250,000	265,963
Tramline Re II Ltd. Catastrophe Linked Nts., 9.261%, 1/4/19[2,9]		400,000	403,300
			21,708,325

Other—0.7%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[2,9]	EUR	250,000	289,192
3.35%, 1/8/20[2,9]	EUR	500,000	582,782
Horse Capital I DAC Catastrophe Linked Nts., 12%, 6/15/20[2,9]	EUR	500,000	570,675
Vitality Re V Ltd. Catastrophe Linked Nts., 3.511%, 1/7/19[2,9]		250,000	252,612
Vitality Re VI Ltd. Catastrophe Linked Nts., 3.111%, 1/8/18[2,9]		250,000	251,163
Vitality Re VII Ltd. Catastrophe Linked Nts., 3.661%, 1/7/20[2,9]		250,000	255,213
Vitality Re VIII Ltd. Catastrophe Linked Nts., 3.011%, 1/8/21[2,9]		500,000	503,425
			2,705,062

Pandemic—0.1%
International Bank for Reconstruction and Development Catastrophe Linked Nts.:
6.90%, 7/15/20[12]		250,000	250,000
11.50%, 7/15/20[12]		125,000	125,000
			375,000

Windstorm—2.6%
Akibare Re Ltd. Catastrophe Linked Nts., 3.628%, 4/7/20[2,9]		500,000	511,875
Alamo Re Ltd. Catastrophe Linked Nts.:
4.761%, 6/8/20[2,9]		500,000	502,475
5.411%, 6/7/19[2,9]		500,000	517,575
5.821%, 6/7/18[2,9]		500,000	508,825
Aozora Re Ltd. Catastrophe Linked Nts.:
3.119%, 4/7/21[2,9]		250,000	252,637
3.488%, 4/7/20[2,9]		500,000	509,375
Calypso Capital II Ltd. Catastrophe
Linked Nts., 3.66%, 1/8/18[2,9]	EUR	500,000	575,529
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25%, 6/4/20[8]		250,000	250,450
16.00%, 6/4/20[8]		250,000	250,388
Citrus Re Ltd. Catastrophe Linked Nts.:
7.50%, 2/25/19[2,9]		500,000	509,175
10.041%, 4/9/18[2,9]		250,000	248,362
11.511%, 2/25/19[2,9]		500,000	496,025
Everglades Re II Ltd. Catastrophe Linked Nts., 6.011%, 5/8/20[2,9]		500,000	506,075
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 5.006%, 6/7/19[2,9]		250,000	251,062
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 5.256%, 6/7/21[2,9]		250,000	250,387
Gator Re Ltd. Catastrophe Linked Nts., 1.506%, 7/9/17[8,9]		175,000	439
Integrity Re Ltd. Catastrophe Linked Nts., 5.265%, 6/10/20[2,9]		500,000	500,175
Manatee Re Ltd. Catastrophe Linked Nts.:
6.311%, 12/22/17[2,9]		750,000	745,838
16.25%, 3/10/192		500,000	499,000
Pelican III Re Ltd. Catastrophe Linked Nts., 4.551%, 4/16/18[2,9]		500,000	502,875
Pelican IV Re Ltd. Catastrophe Linked Nts., 3.698%, 5/5/20[2,9]		750,000	753,638
Queen Street X Re Ltd. Catastrophe Linked Nts., 6.761%, 6/8/18[2,9]		750,000	751,013
Queen Street XI Re DAC Catastrophe Linked Nts., 7.161%, 6/7/19[2,9]		250,000	252,238

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Windstorm (Continued)
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.523%, 4/8/20[2,9]		$500,000	$506,625
			10,652,056
Total Event-Linked Bonds (Cost $50,960,368)			51,233,043
Short-Term Notes—14.3%
France—1.1%
French Republic Treasury Bills, 0.00%, 8/9/17[10]	EUR	4,000,000	4,571,273
Italy—0.7%
Italian Republic Bonds, 0.00%, 9/29/17[10]	EUR	2,800,000	3,201,611
Japan—4.3%
Japan Treasury Bills, 0.00%, 8/21/17[10]	JPY	2,000,000,000	17,783,721
Portugal—1.1%
Portuguese Republic Treasury Bills, 0.00%, 7/21/17[10]	EUR	4,030,000	4,603,716

	Principal Amount		Value
Sweden—3.8%
Kingdom of Sweden Treasury Bills:
0.00%, 7/19/17[10]	SEK	130,000,000	$15,435,893
0.00%, 9/20/17[10]	SEK	2,000,000	237,803
			15,673,696

United States—3.3%
United States Treasury Bills, 0.875%, 9/7/17[10,13,14]	USD	13,635,000	13,611,371
Total Short-Term Notes (Cost $58,339,287)			59,445,388

	Shares
Investment Companies—9.5%
Highland/iBoxx Senior Loan Exchange Traded Fund		111,516	2,051,894
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[6,15,16]		33,378,716	33,378,716
Scottish Mortgage Investment Trust plc		13,136	68,425
SPDR Gold Trust Exchange Traded Fund[1,16]		34,231	4,039,943
Total Investment Companies (Cost $39,511,320)			39,538,978

	Counterparty		Exercise Price		Expiration Date		Contracts
Over-the-Counter Options Purchased—0.0%
CNH Currency Put[1]	CITNA-B	CNH	7.300		11/29/17	CNH	10,585,000	$2,286
CNH Currency Put[1]	CITNA-B	CNH	7.300		11/29/17	CNH	53,100,000	11,470
Total Over-the-Counter Options Purchased (Cost $194,533)								13,756

	Counterparty	Pay /Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974%	1/24/20	USD	8,550	253,195
Interest Rate Swap maturing 11/2/27 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	560,000	8
Interest Rate Swap maturing 11/22/27 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	424,000	6
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	630,000	2,940
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $684,550)								256,149
Total Investments, at Value (Cost $385,046,507)							98.4%	407,709,210
Net Other Assets (Liabilities)							1.6	6,647,149
Net Assets							100.0%	$414,356,359

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $67,908,353 or 16.39% of the Fund’s net assets at period end.

3. Security received as the result of issuer reorganization.

4. Security is a Master Limited Partnership.

5. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $10,411,932. See Note 10 of the accompanying Consolidated Notes.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2016	Additions	Reductions	June 30, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	57,727,699	202,892,760	227,241,743	33,378,716

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$33,378,716	$74,715

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $3,600,035, which represents 0.87% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Airspeed Ltd., Series 2007-1A, Cl. G1, 1.429%, 6/15/32	4/15/15	$ 978,518	$ 954,772	$ (23,746)

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

	Acquisition			Unrealized Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Casablanca Re Ltd. Catastrophe Linked Nts., 5.25%, 6/4/20	5/26/17	$250,000	$250,450	$450
Casablanca Re Ltd. Catastrophe Linked Nts., 16%, 6/4/20	5/26/17	250,000	250,388	388
Gator Re Ltd. Catastrophe Linked Nts., 1.506%, 7/9/17	12/2/14-11/25/15	175,000	439	(174,561)
Merna Re Ltd. Catastrophe Linked Nts., 3.011%, 4/8/20	3/22/17	500,000	504,425	4,425
Raspro Trust, Series 2005-1A, Cl. G, 1.674%, 3/23/24	7/7/15	1,666,987	1,639,561	(27,426)

		$3,820,505	$3,600,035	$(220,470)

9. Represents the current interest rate for a variable or increasing rate security.

10. Zero coupon bond reflects effective yield on the original acquisition date.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,165,033. See Note 6 of the accompanying Consolidated Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $5,586,302. See Note 6 of the accompanying Consolidated Notes.

15. Rate shown is the 7-day yield at period end.

16. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$264,125,311	64.8%
Japan	26,227,351	6.4
Sweden	15,986,961	3.9
Italy	14,474,851	3.6
Bermuda	14,082,338	3.5
France	12,628,801	3.1
United Kingdom	6,993,358	1.7
Supranational	6,660,840	1.6
Netherlands	5,847,114	1.5
Cayman Islands	5,180,418	1.3
Portugal	4,603,716	1.1
Russia	3,822,198	1.0
Ireland	3,710,505	0.9
Brazil	3,659,514	0.9
Canada	3,266,742	0.8
Hong Kong	2,649,028	0.7
Switzerland	2,418,812	0.6
China	2,347,598	0.6
Australia	1,743,561	0.4
Germany	1,098,708	0.3
Eurozone	917,283	0.2
Singapore	893,647	0.2
Macau	513,750	0.1
Turkey	509,425	0.1
Chile	482,712	0.1
Barbados	478,687	0.1
Colombia	472,500	0.1
Jamaica	422,392	0.1
Mexico	372,785	0.1
Spain	242,089	0.1
Belgium	138,431	0.1
Finland	128,597	0.0
Thailand	95,805	0.0
South Africa	94,281	0.0
Philippines	91,797	0.0
Jersey, Channel Islands	87,530	0.0
Luxembourg	73,997	0.0
Jordan	40,528	0.0
Indonesia	35,730	0.0
Puerto Rico	29,120	0.0
Israel	20,847	0.0
China Offshore	13,756	0.0
Panama	11,116	0.0
Monaco	7,984	0.0
Greece	6,696	0.0

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)							Value	Percent
Denmark							$—	–%
Norway							—	–

Total							$407,709,210	100.0%

							Shares Sold Short	Value
Securities Sold Short—(8.0)%
Common Stock Securities Sold Short—(8.0)%
AGCO Corp.							(17,800)	$(1,199,542)
Air Lease Corp., Cl. A							(6,635)	(247,884)
Aircastle Ltd.							(14,825)	(322,444)
Aker Solutions ASA[1]							(72,678)	(328,860)
Ally Financial, Inc.							(32,490)	(679,041)
AvalonBay Communities, Inc.							(1,780)	(342,063)
Boeing Co. (The)							(3,862)	(763,710)
Camden Property Trust							(7,980)	(682,370)
Caterpillar, Inc.							(6,430)	(690,968)
Cie Financiere Richemont SA							(10,679)	(881,205)
CNH Industrial NV							(48,630)	(553,409)
Colgate-Palmolive Co.							(21,160)	(1,568,591)
Constellation Brands, Inc., Cl. A							(2,860)	(554,068)
Corning, Inc.							(14,950)	(449,247)
Digital Realty Trust, Inc.							(14,440)	(1,630,998)
Dril-Quip, Inc.[1]							(6,400)	(312,320)
Entergy Corp.							(5,920)	(454,478)
Fastenal Co.							(13,040)	(567,631)
Franklin Resources, Inc.							(15,910)	(712,609)
GlaxoSmithKline plc, Sponsored ADR							(5,050)	(217,756)
HP, Inc.							(57,620)	(1,007,198)
Intel Corp.							(37,740)	(1,273,348)
International Business Machines Corp.							(8,460)	(1,301,402)
Jones Lang LaSalle, Inc.							(12,620)	(1,577,500)
Koninklijke Ahold Delhaize NV							(58,068)	(1,113,008)
Neste OYJ							(13,435)	(529,983)
Novo Nordisk AS, Sponsored ADR							(5,460)	(234,179)
Pennsylvania Real Estate Investment Trust							(148,620)	(1,682,378)
Procter & Gamble Co. (The)							(16,870)	(1,470,220)
ResMed, Inc.							(11,120)	(865,914)
Rio Tinto plc, Sponsored ADR							(13,430)	(568,223)
Rowan Cos. plc, Cl. A1							(43,260)	(442,982)
Sanofi, ADR							(11,870)	(568,692)
SAP SE, Sponsored ADR							(9,970)	(1,043,560)
Southern Copper Corp.							(30,180)	(1,045,133)
Subsea 7 SA							(25,846)	(348,445)
Transocean Ltd.[1]							(49,552)	(407,813)
W.W. Grainger, Inc.							(2,265)	(408,900)
Wacker Chemie AG							(5,917)	(642,512)
Weingarten Realty Investors							(53,910)	(1,622,691)
Western Union Co. (The)							(52,030)	(991,172)
William Demant Holding AS1							(24,468)	(635,326)

Total Securities Sold Short (Proceeds $32,615,439)								$(32,939,773)

Forward Currency Exchange Contracts as of June 30, 2017
							Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)			Appreciation	Depreciation
BAC	09/2017	CAD	8,350	USD	6,225	$	220,824	$—
BAC	09/2017	COP	5,947,000	USD	2,009		—	75,273
BAC	09/2017	IDR	67,149,000	USD	5,006		—	7,193
BAC	08/2017	USD	2,028	BRL	6,780		—	4,979
BAC	09/2017	USD	1,993	COP	6,135,000		—	1,872
BAC	09/2017	USD	1,058	SGD	1,460		—	3,469
BAC	09/2017	USD	2,230	THB	76,000		—	7,284
BOA	09/2017	CHF	625	USD	650		4,532	—
BOA	09/2017	CZK	50,900	USD	2,184		52,529	—
BOA	09/2017	TRY	24,470	USD	6,760		55,279	—
BOA	09/2017	USD	15,128	CAD	20,385		—	608,944
BOA	09/2017	USD	3,142	CHF	3,020		—	21,899
BOA	11/2017	USD	184	CNH	1,300		—	6,161
BOA	09/2017	USD	14,129	EUR	12,538		—	243,727
BOA	09/2017	USD	1,325	HUF	364,000		—	25,432

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	07/2017 - 09/2017	USD	14,836	SEK	132,000	$—	$845,520
BOA	07/2017	USD	9,264	ZAR	120,140	88,387	—
BOA	07/2017	ZAR	25,512	USD	1,822	126,453	—
CITNA-B	07/2017 - 08/2017	BRL	23,660	USD	7,150	—	34,158
CITNA-B	09/2017	JPY	72,000	USD	657	—	15,117
CITNA-B	09/2017	MYR	18,015	USD	4,230	—	55,045
CITNA-B	09/2017	TWD	64,000	USD	2,129	—	23,815
CITNA-B	07/2017	USD	3,022	BRL	10,400	—	116,954
CITNA-B	09/2017	USD	3,158	CLP	2,106,000	—	8,346
CITNA-B	09/2017	USD	3,194	HKD	24,850	4,990	—
CITNA-B	09/2017	USD	4,254	ILS	14,970	—	48,949
CITNA-B	09/2017	USD	3,741	JPY	409,900	86,061	—
DEU	09/2017	JPY	144,000	USD	1,297	—	13,138
DEU	09/2017	NZD	910	USD	656	10,202	—
DEU	09/2017	USD	1,316	JPY	144,000	31,662	—
DEU	09/2017	USD	2,059	NZD	2,857	—	32,028
GSCO-OT	08/2017 - 09/2017	USD	18,029	EUR	16,300	—	635,327
GSCO-OT	08/2017	USD	18,075	JPY	2,000,000	256,085	—
HSBC	08/2017	BRL	3,340	USD	1,006	—	4,077
HSBC	11/2017	CNH	540	USD	77	1,568	—
HSBC	09/2017	GBP	510	USD	662	3,612	—
HSBC	09/2017	HUF	184,000	USD	672	10,288	—
HSBC	09/2017	JPY	230,000	USD	2,068	—	16,750
HSBC	09/2017	KRW	727,000	USD	648	—	12,916
HSBC	09/2017	MXN	61,900	USD	3,353	19,938	—
HSBC	09/2017	PLN	19,820	USD	5,294	52,818	—
HSBC	09/2017	USD	11,683	GBP	9,012	—	79,994
HSBC	09/2017	USD	6,435	KRW	7,215,000	128,183	—
HSBC	09/2017	USD	2,081	NZD	2,855	—	8,683
HSBC	09/2017	USD	2,016	ZAR	26,465	17,065	—
HSBC	09/2017	ZAR	156,930	USD	11,955	—	101,191
JPM	09/2017	AUD	1,685	USD	1,281	12,716	—
JPM	08/2017	BRL	10,400	USD	3,101	17,668	—
JPM	09/2017	CAD	4,405	USD	3,336	65,158	—
JPM	09/2017	EUR	8,970	USD	10,112	170,764	—
JPM	09/2017	INR	299,000	USD	4,610	—	19,675
JPM	09/2017	JPY	234,000	USD	2,153	—	66,581
JPM	09/2017	NOK	10,180	USD	1,200	21,254	—
JPM	09/2017	RUB	471,300	USD	8,123	—	249,875
JPM	09/2017	SEK	5,780	USD	667	21,989	—
JPM	09/2017	SGD	1,460	USD	1,065	—	3,460
JPM	08/2017 - 10/2017	USD	5,097	BRL	17,120	14,284	15,388
JPM	11/2017	USD	1,268	CNH	9,000	—	45,853
JPM	07/2017	USD	4,400	EUR	4,030	—	206,689
JPM	09/2017	USD	1,291	KRW	1,463,000	11,766	—
JPM	09/2017	USD	4,108	NZD	5,715	—	74,552
JPM	09/2017	USD	7,957	RUB	468,564	165,398	35,868
JPM	09/2017	USD	3,150	SEK	27,300	—	103,858
NOM	07/2017	USD	5,446	EUR	5,086	—	371,329
RBS	09/2017	JPY	227,000	USD	2,059	—	34,763
TDB	07/2017	BRL	11,000	USD	3,303	17,050	—
TDB	09/2017	USD	7,307	AUD	9,695	—	137,495
TDB	07/2017 - 08/2017	USD	7,058	BRL	23,490	7,377	15,250

Total Unrealized Appreciation and Depreciation						$1,695,900	$4,438,877

Futures Contracts as of June 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
CAC 40 10 Index	PAR	Sell	7/21/17	117	$6,837,258	$180,230
CBOE Volatility Index	CBE	Sell	7/19/17	100	1,232,500	64,011
Copper*	CMX	Buy	9/27/17	10	677,750	27,972
Corn*	CBT	Sell	9/14/17	34	647,700	(2,234)
Euro-BONO	EUX	Sell	9/07/17	12	1,896,060	(2,526)
Euro-BTP	EUX	Sell	9/07/17	20	3,087,003	(30,566)
Euro-BUND	EUX	Buy	9/07/17	33	6,101,034	(109,857)
Euro-OAT	EUX	Sell	9/07/17	11	1,865,451	21,473
FTSE 100 Index	ICE	Sell	9/15/17	70	6,603,096	176,778

31    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Gold (100 oz.)*	CMX	Sell	8/29/17	7	$869,610	$18,778
Lean Hogs*	CME	Sell	7/17/17	19	688,750	(56,456)
Live Cattle*	CME	Buy	8/31/17	13	604,760	(34,081)
Low Sulphur Gas Oil*	ICE	Buy	7/12/17	14	611,100	(21,024)
MINI MSCI Emerging Market Index	NYF	Buy	9/15/17	85	4,285,275	5,388
Natural Gas*	NYM	Sell	7/27/17	21	637,350	9,160
New York Harbor ULSD*	NYM	Buy	7/31/17	10	622,902	(13,636)
Nickel*	LME	Buy	7/17/17	12	673,560	30,922
Russell 2000 Mini Index	NYF	Sell	9/15/17	329	23,265,235	126,397
S&P 500 E-Mini Index	CME	Sell	9/15/17	85	10,289,250	22,818
S&P 500 E-Mini Index	CME	Buy	9/15/17	180	21,789,000	12,970
S&P/TSX 60 Index	MON	Sell	9/14/17	17	2,331,339	27,376
Soybean*	CBT	Sell	8/14/17	14	662,900	(19,436)
SPI 200 Index	SFE	Sell	9/21/17	46	4,993,094	73,267
STOXX Europe 600 Index	EUX	Buy	9/15/17	539	11,616,728	(303,325)
Sugar #11 World*	NYB	Sell	9/29/17	38	587,754	39,176
United States Treasury Long Bonds	CBT	Buy	9/20/17	84	12,909,750	89,106
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	94	11,799,937	32,891
United States Treasury Nts., 5 yr.	CBT	Sell	9/29/17	80	9,426,875	21,125
WTI Crude Oil*	NYM	Sell	7/20/17	18	828,720	9,497

						$396,194

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at June 30, 2017
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

CNH Currency Put	CITNA-B	CNH	8.000	11/29/17	CNH	(58,200,000)	$60,528	$—

CNH Currency Put	CITNA-B	CNH	8.000	11/29/17	CNH	(11,600,000)	10,323	—

Total Over-the-Counter Options Written							$70,851	$—

Centrally Cleared Credit Default Swaps at June 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.27	Buy	5.000%	12/20/21	USD	190	$12,481	$(14,119)

CDX.HY.27	Buy	5.000	12/20/21	USD	16,180	1,111,447	(1,201,800)

CDX.HY.27	Buy	5.000	12/20/21	USD	8,786	712,340	(652,632)

CDX.HY.28	Buy	5.000	6/20/22	USD	2,050	143,181	(139,320)

CDX.IG.28	Sell	1.000	6/20/22	USD	5,655	(102,346)	104,612

iTraxx.Main.27	Buy	1.000	6/20/22	EUR	5,040	107,520	(119,802)

Neiman Marcus Group LLC (The)	Buy	5.000	12/20/20	USD	715	41,431	195,869

Total Cleared Credit Default Swaps						$2,026,054	$(1,827,192)

Over-the-Counter Credit Default Swaps at June 30, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$(78,331)

CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	272	151,724	(32,778)

CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	80	43,576	(9,615)

CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(76,149)

CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	337	223,411	(128,891)

Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(10,580)

Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	(25,935)

Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(25,935)

Total Over-the-Counter Credit Default Swaps							$(29,451)	$(388,214)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$6,343,169	$29,455,900	BB to B+

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Interest Rate Swaps at June 30, 2017
	Pay/Receive						Premiums
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Received / (Paid)	Value
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.418%	11/12/25	SEK	1,840	$—	$9,269
		Three-Month SEK
BAC	Pay	STIBOR SIDE	0.628	7/8/26	SEK	2,340	—	(9,565)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	29,096
		Six-Month JPY BBA
BAC	Receive	LIBOR	0.468	11/12/25	JPY	23,000	—	(4,491)
		Six-Month GBP BBA
BAC	Receive	LIBOR	1.196	3/1/27	GBP	7,435	—	96,491
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.630	7/3/25	SEK	37,420	10,853	320,712
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.365	8/10/25	SEK	4,580	—	24,267
		Six-Month JPY BBA
BOA	Receive	LIBOR	0.208	12/8/26	JPY	49,000	—	1,500
		Three-Month NZD
BOA	Pay	BBR FRA	3.353	12/8/26	NZD	8,445	—	26,411
		Three-Month NZD
BOA	Pay	BBR FRA	3.458	1/6/27	NZD	4,625	—	81,510
		Three-Month NZD
BOA	Pay	BBR FRA	3.390	5/4/27	NZD	450	—	2,221
		Six-Month JPY BBA
CITNA-B	Receive	LIBOR	0.251	1/6/27	JPY	386,000	—	(5,289)
		Three-Month SEK
GSCOI	Pay	STIBOR SIDE	1.118	1/9/27	SEK	26,100	—	3,924
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.136	3/3/27	SEK	3,895	—	(416)
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.070	6/7/26	SEK	3,550	—	(411)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.593	7/10/25	JPY	515,000	—	(157,424)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.566	8/6/25	JPY	13,000	—	(3,638)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.461	12/9/25	JPY	28,000	—	(5,285)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.595	8/11/25	JPY	29,000	—	(8,717)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.100	6/6/26	JPY	35,000	—	3,547
		Three-Month NZD
UBS	Pay	BBR FRA	3.535	3/3/27	NZD	430	—	8,771

Total of Centrally Cleared Interest Rate Swaps							$10,853	$412,483

Over-the-Counter Total Return Swaps at June 30, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	2,801	$(3,798)
1988.HK-China Ninsheng			One-Month HKD HIBOR
Banking Corp. Ltd., ORD H	GSCOI	Pay	HKAB minus 50 basis points	5/24/18	HKD	2,885	(8,894)
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	3,403	(626)
3968.HK-China Merchants Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	3,791	(26,075)
6818.HK-China Everbright Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	1,478	(7,934)
HIN7 Index	JPM	Pay	No Floating Rate	8/2/17	HKD	21,747	25
JPCMOAUL Custom Basket[a]	JPM	Pay	One-Month AUD BBSW plus 55 basis points	12/6/17	AUD	8,816	(82,070)
JPCMOCDL Custom Basket[b]	JPM	Pay	One- Month CAD CDOR plus 35 basis points	12/7/17	CAD	8,975	(137,804)
JPCMOLNG Custom Basket[c]	JPM	Pay	One-Month USD BBA LIBOR plus 30 basis points	12/7/17	USD	4,891	(70,322)
JPCMOSHR Custom Basket[d]	JPM	Receive	One-Month USD BBA LIBOR minus 85 basis points	12/7/17	USD	4,917	12,975
			One-Month USD BBA LIBOR
OEX Index	GSCOI	Pay	minus 35 basis points	4/9/18	USD	6,548	35,023
PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	minus 15 basis points	11/1/17	USD	64,413	106,084

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 20 basis points	7/11/17	USD	8,209	$ (30,622)
Total Over-the-Counter Total Return Swaps							$ (214,038)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	% of Basket
JPCMOAUL[a]:
A2 Milk Co. Ltd.	135,300	3.59%
Bendigo and Adelaide Bank	38,778	1.03
Carsales.com Ltd.	39,447	1.05
Fairfax Media Ltd.	347,450	9.22
Fisher & Paykel Healthcare Co.	42,372	1.12
G8 Education Ltd.	125,888	3.34
Infigen Energy	510,956	13.57
Invocare Ltd.	29,326	0.78
Mayne Pharma Group Ltd.	404,011	10.73
Mirvac Group	192,174	5.10
Nanosonics Ltd.	155,112	4.12
Navitas Ltd	100,303	2.66
Orocobre Ltd.	119,317	3.17
ResMed, Inc., Cdi	45,006	1.19
Shopping Centres Australasia	186,400	4.95
Sigma Healthcare Ltd.	520,135	13.82
Southern Cross Media Group Ltd.	384,347	10.20
Spark Infrastructure Group	157,932	4.19
Steadfast Group Ltd.	155,668	4.13
Technology One Ltd.	77,006	2.04
	3,766,928	100.00%
JPCMOCDL[b]:
Boyd Group Income Fund	4,459	0.96%
Canadian Apartment Properties Real Estate Investment Trust	13,317	2.86
Celestica, Inc.	24,010	5.16
Colliers International Group	6,150	1.32
Constellation Software, Inc.	638	0.14
Dollarama, Inc.	3,563	0.77
Enbridge Income Fund Holding	13,744	2.95
FirstService Corp.	5,276	1.13
Granite Real Estate Investment	8,713	1.87
Intertape Polymer Group, Inc.	19,071	4.10
Jean Coutu Group, Inc., Cl. A	20,093	4.32
Just Energy Group, Inc.	63,065	13.55
Magna International, Inc.	7,373	1.58
Metro, Inc.	9,856	2.12
New Flyer Industries, Inc.	8,025	1.72
North West Co., Inc. (The)	13,813	2.97
Parkland Fuel Corp.	14,505	3.12
Premium Brands Holdings Corp.	4,829	1.04
Uni-Select, Inc.	14,672	3.15
Western Forest Products, Inc.	210,315	45.17
	465,487	100.00%
JPCMOLNG[c]:
Altria Group, Inc.	1,642	1.79%
Anthem, Inc.	679	0.74
At&T, Inc.	3,216	3.50
Best Buy Co., Inc.	2,086	2.27
CenterPoint Energy, Inc.	4,331	4.72
Charter Communications, Inc., Cl. A	359	0.39
Corning, Inc.	4,258	4.64
Cummins, Inc.	786	0.86
Dow Chemical Co. (The)	2,000	2.18
DTE Energy Co.	1,131	1.23

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
JPCMOLNG[c]: (Continued)
eBay, Inc.	3,612	3.93%
FMC Corp.	1,644	1.79
Foot Locker, Inc.	2,086	2.27
Gap, Inc. (The)	5,507	6.00
General Dynamics Corp.	610	0.66
Goldman Sachs Group, Inc.	586	0.64
Goodyear Tire & Rubber Co.	3,845	4.19
Idexx Laboratories, Inc.	736	0.80
Incyte Corp.	958	1.04
Ingersoll-Rand plc	1,383	1.51
Kimberly-Clark Corp.	955	1.04
Lincoln National Corp.	1,907	2.08
Marathon Petroleum Corp.	2,381	2.59
McKesson Corp.	760	0.83
Mettler-Toledo International	213	0.23
Morgan Stanley	2,968	3.23
Nvidia Corp.	858	0.93
Prudential Financial, Inc.	1,182	1.29
Pultegroup, Inc.	5,465	5.95
Reynolds American, Inc.	1,842	2.01
Robert Half International, Inc.	2,665	2.90
Symantec Corp.	4,088	4.45
Synopsys, Inc.	1,655	1.80
Transocean Ltd.	13,631	14.86
United Continental Holdings	1,555	1.69
United Rentals, Inc.	1,140	1.24
Walgreens Boots Alliance, Inc.	1,529	1.67
Williams Cos., Inc.	4,332	4.72
Wyndham Worldwide Corp.	1,227	1.34
	91,808	100.00%
JPCMOSHR[d]:
Acuity Brands, Inc.	761	0.48%
Affiliated Managers Group	805	0.51
American International Group	1,947	1.22
Broadcom Ltd.	517	0.33
C.H. Robinson Worldwide, Inc.	1,849	1.16
CenturyLink, Inc.	4,966	3.12
CF Industries Holdings, Inc.	4,606	2.90
Chesapeake Energy Corp.	24,487	15.42
Chipotle Mexican Grill, Inc.	260	0.16
Citrix Systems, Inc.	1,501	0.94
Conagra Brands, Inc.	3,215	2.02
Coty, Inc., Cl. A	6,542	4.11
CVS Health Corp.	1,613	1.01
Danaher Corp.	1,459	0.92
Envision Healthcare Corp.	2,269	1.43
FirstEnergy Corp.	4,237	2.66
FLIR Systems, Inc.	3,270	2.06
Flowserve Corp.	2,555	1.61
Ford Motor Co.	11,142	7.01
Hess Corp.	2,700	1.70
Johnson Controls International	2,967	1.87
Mallinckrodt plc	2,873	1.81
MetLife, Inc.	2,449	1.54
Monster Beverage Corp.	2,451	1.54
Nasdaq, Inc.	1,832	1.15
Newmont Mining Corp.	3,628	2.28
News Corp., Cl. B	9,044	5.69
NRG Energy, Inc.	7,715	4.85
Patterson Cos., Inc.	2,806	1.76
Perrigo Co. plc	1,701	1.07
Range Resources Corp.	5,373	3.38
Salesforce.com, Inc.	1,382	0.87
Staples, Inc.	13,646	8.58
Stericycle, Inc.	1,515	0.95
Tractor Supply Co.	2,247	1.41
Transdigm Group, Inc.	462	0.29

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket
JPCMOSHR[d]: (Continued)
TripAdvisor, Inc.	3,217	2.02%
Under Armour, Inc., Cl. A	6,467	4.07
Western Union Co.	6,514	4.10
	158,990	100.00%

Over-the-Counter Volatility Swaps at June 30, 2017
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
AUD/CAD spot exchange rate	DEU	Receive	$ 6.900	7/17/17	AUD	8,400	$ 517
AUD/CAD spot exchange rate	JPM	Receive	6.800	7/17/17	AUD	8,500	2,744
CAD/JPY spot exchange rate	GSCO-OT	Receive	9.000	7/19/17	CAD	8,500	8,128
CAD/JPY spot exchange rate	BOA	Receive	9.150	7/20/17	CAD	0	7,997
EUR/SEK spot exchange rate	JPM	Pay	5.300	7/31/17	EUR	(5,700)	(9,570)
EUR/SEK spot exchange rate	BOA	Pay	5.450	7/31/17	EUR	(5,600)	(8,379)
EUR/SEK spot exchange rate	DEU	Pay	6.100	8/3/17	EUR	(5,600)	(2,942)
GBP/CAD spot exchange rate	JPM	Receive	8.160	7/13/17	GBP	5,000	3,256
GBP/CAD spot exchange rate	JPM	Receive	8.640	7/14/17	GBP	5,000	(7,424)
GBP/USD spot exchange rate	DEU	Pay	8.550	7/10/17	USD	(6,400)	(3,840)
GBP/USD spot exchange rate	BOA	Pay	8.500	7/12/17	USD	(6,400)	(5,248)
USD/CAD spot exchange rate	JPM	Pay	5.650	7/10/17	USD	(6,400)	(15,808)
Total Over-the-Counter Volatility Swaps							$ (30,569)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)

RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CAC	French Options Market
CDOR	Canada Bankers Acceptances Rate
CDX.HY.27	Markit CDX High Yield Index
CDX.HY.28	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
HIBOR	Hong Kong Interbank Offered Rate
HIN7	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
JPCMOAUL	Custom Basket of Securities
JPCMOCDL	Custom Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
MSCI	Morgan Stanley Capital International
OAT	French Government Bonds
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TSX 60	60 largest companies on the Toronto Stock Exchange

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $351,667,791)	$ 374,330,494
Affiliated companies (cost $33,378,716)	33,378,716
407,709,210
Cash	1,912,171
Cash used for collateral on centrally cleared swaps	3,964,233
Deposits with broker for securities sold short	34,323,893
Deposits with broker for foreign securities sold short (cost $4,862,771)	4,965,141
Unrealized appreciation on forward currency exchange contracts	1,695,900
Swaps, at value	176,749
Centrally cleared swaps, at value (premiums paid $50,062)	908,200
Receivables and other assets:
Interest and dividends	1,453,706
Investments sold (including $850,000 sold on a when-issued or delayed delivery basis)	1,371,008
Variation margin receivable	401,551
Shares of beneficial interest sold	13
Other	119,072
Total assets	459,000,847
Liabilities
Securities sold short, at value (proceeds $32,615,439)—see accompanying consolidated statement of investments	32,939,773
Unrealized depreciation on forward currency exchange contracts	4,438,877
Options written, at value (net premiums received $70,851)	—
Swaps, at value (premiums paid $29,451)	809,570
Centrally cleared swaps, at value (premiums received $2,086,969)	2,322,909
Payables and other liabilities:
Investments purchased (including $1,235,625 purchased on a when-issued or delayed delivery basis)	3,828,434
Variation margin payable	216,707
Dividends on short sales	16,222
Trustees’ compensation	7,153
Shareholder communications	5,593
Foreign capital gains tax	2,277
Distribution and service plan fees	622
Shares of beneficial interest redeemed	96
Other	56,255
Total liabilities	44,644,488
Net Assets	$ 414,356,359

Composition of Net Assets
Par value of shares of beneficial interest	$ 42,054
Additional paid-in capital	426,385,577
Accumulated net investment loss	(2,343,811)
Accumulated net realized loss on investments and foreign currency transactions	(29,760,125)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	20,032,664
Net Assets	$ 414,356,359

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $411,291,313 and 41,742,630 shares of beneficial interest outstanding)	$9.85
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $3,065,046 and 311,432 shares of beneficial interest outstanding)	$9.84

See accompanying Notes to Consolidated Financial Statements.

38    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $2,721)	$ 3,199,898
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $57,609)	1,927,968
Affiliated companies	74,715
Other income	51,036

Total investment income	5,253,617
Expenses
Management fees	2,072,094
Distribution and service plan fees - Service shares	3,510
Transfer and shareholder servicing agent fees:
Non-Service shares	200,211
Service shares	1,404
Shareholder communications:
Non-Service shares	5,884
Service shares	41
Dividends on short sales	193,190
Custodian fees and expenses	66,015
Trustees’ compensation	15,201
Financing expense from short sales	10,469
Borrowing fees	3,747
Other	133,582

Total expenses	2,705,348
Less reduction to custodian expenses	(464)
Less waivers and reimbursements of expenses	(73,829)

Net expenses	2,631,055
Net Investment Income	2,622,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (including premiums on options exercised)	(1,767,764)
Closing and expiration of option contracts written	611,532
Closing and expiration of futures contracts	(2,984,602)
Foreign currency transactions	495,724
Short positions	(5,126,207)
Swap contracts	(596,984)

Net realized loss	(9,368,301)
Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $2,277)	12,790,462
Translation of assets and liabilities denominated in foreign currencies	(5,832,592)
Futures contracts	668,855
Option contracts written	26,571
Short positions	2,087,659
Swap contracts	(375,979)

Net change in unrealized appreciation/depreciation	9,364,976
Net Increase in Net Assets Resulting from Operations	$ 2,619,237

See accompanying Notes to Consolidated Financial Statements.

39    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income	$2,622,562	$4,569,279
Net realized loss	(9,368,301)	(15,226,380)
Net change in unrealized appreciation/depreciation	9,364,976	25,813,743
Net increase in net assets resulting from operations	2,619,237	15,156,642
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,921,732)	(5,549,952)
Service shares	(24,086)	(29,481)
	(3,945,818)	(5,579,433)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	12,158,799	(15,372,890)
Service shares	530,971	657,532
	12,689,770	(14,715,358)
Net Assets
Total increase (decrease)	11,363,189	(5,138,149)
Beginning of period	402,993,170	408,131,319
End of period (including accumulated net investment loss of $2,343,811 and $1,020,555, respectively)	$414,356,359	$402,993,170

See accompanying Notes to Consolidated Financial Statements.

40    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]	Period Ended December 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.88	$9.66	$10.04	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.06	0.11	0.11	0.08	(0.02)
Net realized and unrealized gain (loss)	0.01	0.25	(0.46)	0.52	(0.05)
Total from investment operations	0.07	0.36	(0.35)	0.60	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.14)	(0.03)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.02)	0.00
Total dividends and/or distributions to shareholders	(0.10)	(0.14)	(0.03)	(0.48)	(0.01)
Net asset value, end of period	$9.85	$9.88	$9.66	$10.04	$9.92

Total Return, at Net Asset Value[4]	0.67%	3.71%	(3.45)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$411,291	$400,449	$406,286	$262,573	$9,917
Average net assets (in thousands)	$403,843	$408,810	$363,975	$161,988	$9,827
Ratios to average net assets:[5]
Net investment income (loss)	1.30%	1.11%	1.11%	0.77%[6]	(1.85)%[6]
Expenses excluding specific expenses listed below	1.26%	1.23%	1.24%	1.33%	7.16%
Dividends and/or interest expense on securities sold short	0.10%	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.01%	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.37%	1.47%	1.46%	1.43%[6]	7.16%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.43%	1.41%	1.31%[6]	3.33%[6]
Portfolio turnover rate	64%	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.38%
Year Ended December 31, 2016	1.48%
Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

41    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]	Period Ended December 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$9.87	$9.65	$10.03	$9.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.05	0.08	0.08	0.08	(0.03)
Net realized and unrealized gain (loss)	0.00[4]	0.26	(0.45)	0.50	(0.04)
Total from investment operations	0.05	0.34	(0.37)	0.58	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.12)	(0.01)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.08)	(0.12)	(0.01)	(0.47)	(0.01)
Net asset value, end of period	$9.84	$9.87	$9.65	$10.03	$9.92

Total Return, at Net Asset Value[5]	0.50%	3.49%	(3.68)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,065	$2,544	$1,845	$1,332	$10
Average net assets (in thousands)	$2,833	$2,054	$1,695	$335	$10
Ratios to average net assets:[6]
Net investment income (loss)	1.02%	0.85%	0.85%	0.78%[7]	(2.12)%[7]
Expenses excluding specific expenses listed below	1.51%	1.48%	1.48%	1.68%	7.43%
Dividends and/or interest expense on securities sold short	0.10%	0.22%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.01%	0.02%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%[8]	0.00%	0.00%

Total expenses[9]	1.62%	1.72%	1.70%	1.78%[7]	7.43%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.68%	1.65%	1.67%[7]	3.50%[7]
Portfolio turnover rate	64%	93%	67%	147%	11%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015. Please see Note 11 of the accompanying Notes to Financial Statements.

2. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.63%
Year Ended December 31, 2016	1.73%
Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

42    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 21,023 shares with net assets of $11,078,680 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$10,328,481
Net assets	$11,078,680
Net income (loss)	$(56,228)
Net realized gain (loss)	$(10,271)
Net change in unrealized appreciation/depreciation	$321,706

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders

43    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $1,557 which were deferred. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$ 14,645,163

At period end, it is estimated that the capital loss carryforwards would be $24,015,021, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax

44    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$387,287,109
Federal tax cost of other investments	(363,850,332)

Total federal tax cost	$23,436,777

Gross unrealized appreciation	$33,213,934
Gross unrealized depreciation	(15,421,872)

Net unrealized appreciation	$17,792,062

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other

45    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,248,023	$2,732,335	$—	$12,980,358
Consumer Staples	8,409,795	2,138,111	—	10,547,906
Energy	18,906,610	758,770	—	19,665,380

46    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Financials	$34,671,712	$13,293,242	$—	$47,964,954
Health Care	21,610,382	2,017,983	6,316	23,634,681
Industrials	19,930,222	1,975,988	—	21,906,210
Information Technology	19,883,053	1,083,594	—	20,966,647
Materials	6,478,830	1,531,271	—	8,010,101
Telecommunication Services	4,536,679	600,255	—	5,136,934
Utilities	6,038,749	1,203,024	—	7,241,773
Preferred Stocks	—	1,295,266	—	1,295,266
Rights, Warrants and Certificates	1,449	3,506	—	4,955
Asset-Backed Securities	—	11,581,996	—	11,581,996
Mortgage-Backed Obligation	—	2,230,458	—	2,230,458
Foreign Government Obligations	—	13,924,504	—	13,924,504
Non-Convertible Corporate Bonds and Notes	—	38,706,299	50	38,706,349
Convertible Corporate Bonds and Notes	—	674,163	—	674,163
Corporate Loans	—	10,749,261	—	10,749,261
Event-Linked Bonds	—	51,233,043	—	51,233,043
Short-Term Notes	—	59,445,388	—	59,445,388
Investment Companies	39,470,553	68,425	—	39,538,978
Over-the-Counter Options Purchased	—	13,756	—	13,756
Over-the-Counter Interest Rate Swaptions Purchased	—	256,149	—	256,149

Total Investments, at Value	190,186,057	217,516,787	6,366	407,709,210
Other Financial Instruments:
Swaps, at value	—	176,749	—	176,749
Centrally cleared swaps, at value	—	908,200	—	908,200
Futures contracts	989,335	—	—	989,335
Forward currency exchange contracts	—	1,695,900	—	1,695,900

Total Assets	$191,175,392	$220,297,636	$6,366	$411,479,394

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(28,460,434)	$(4,479,339)	$—	$(32,939,773)
Swaps, at value	—	(809,570)	—	(809,570)
Centrally cleared swaps, at value	—	(2,322,909)	—	(2,322,909)
Options written, at value	—	—	—	—
Futures contracts	(593,141)	—	—	(593,141)
Forward currency exchange contracts	—	(4,438,877)	—	(4,438,877)

Total Liabilities	$(29,053,575)	$(12,050,695)	$—	$(41,104,270)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1		Transfers into Level 2		Transfers out of Level 3
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$–		$2	**	$(2)**
Preferred Stocks	(482,758	)*	482,758	*	–
Rights, Warrants and Certificates	(3,419	)*	3,419	*	–
Asset Backed Securities	–		1,923,696	**	(1,923,696)**

Total Assets	$(486,177)		$2,409,875		$(1,923,698)

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure

47    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it

48    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,235,625
Sold securities	850,000

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$13,372
Market Value	$13,422
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 96% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

49    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $137,023,155 and $201,001,767, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest

50    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $48,028,393 and $97,690,702 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $871,974 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $1,019,928 and $423,665 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2016	517,803,805,000	$2,075,872
Options written	5,227,365,500	3,275,582
Options closed or expired	(1,131,460,000)	(611,532)
Options exercised	(521,829,910,500)	(4,669,071)

Options outstanding as of June 30, 2017	69,800,000	$70,851

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement

51    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $40,327,953 and $7,925,163 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $18,478,167 and $18,538,365 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite

52    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $96,641,634 and $14,062,014 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $63,122 and $32,815 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $316,765 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends

53    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $240,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$335,177	$(335,177)	$–	$–	$–
Barclays Bank plc	220,824	(100,070)	–	–	120,754
Citibank NA	210,891	(210,891)	–	–	–
Deutsche Bank AG	42,381	(42,381)	–	–	–

54    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Goldman Sachs Bank USA	$264,213	$(264,213)	$–	$–	$–
Goldman Sachs International	291,172	(261,982)	–	–	29,190
HSBC Bank USA NA	233,472	(223,611)	–	(9,861)	–
JPMorgan Chase Bank NA	519,997	(519,997)	–	–	–
Toronto Dominion Bank	24,427	(24,427)	–	–	–

	$2,142,554	$(1,982,749)	$–	$(9,861)	$149,944

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,765,310)	$335,177	$1,200,915	$–	$(229,218)
Barclays Bank plc	(100,070)	100,070	–	–	–
BNP Paribas	(36,515)	–	10,981	–	(25,534)
Citibank NA	(444,115)	210,891	233,224	–	–
Deutsche Bank AG	(51,948)	42,381	9,567	–	–
Goldman Sachs Bank USA	(635,327)	264,213	371,114	–	–
Goldman Sachs International	(261,982)	261,982	–	–	–
HSBC Bank USA, NA	(223,611)	223,611	–	–	–
JPMorgan Chase Bank NA	(1,144,797)	519,997	496,139	–	(128,661)
Morgan Stanley	(25,935)	–	–	–	(25,935)
Nomura Global Financial Products, Inc.	(371,329)	–	371,329	–	–
Royal Bank of Scotland plc (The)	(34,763)	–	–	–	(34,763)
Toronto Dominion Bank	(152,745)	24,427	–	–	(128,318)

	$(5,248,447)	$1,982,749	$2,693,269	$–	$(572,429)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives
Not Accounted	Consolidated			Consolidated
for as Hedging	Statement of Assets			Statement of Assets
Instruments	and Liabilities Location	Value		and Liabilities Location	Value
Credit contracts	Swaps, at value	$106,084		Swaps, at value	$418,836
Equity contracts	Swaps, at value	48,023		Swaps, at value	$337,523
Volatility contracts	Swaps, at value	22,642		Swaps, at value	53,211
Credit contracts	Centrally cleared swaps, at value	300,481		Centrally cleared swaps, at value	2,127,673
Interest rate contracts	Centrally cleared swaps, at value	607,719		Centrally cleared swaps, at value	195,236
Commodity contracts	Variation margin receivable	40,156	*	Variation margin payable	80,880	*
Equity contracts	Variation margin receivable	320,523	*	Variation margin payable	46,173	*
Interest rate contracts	Variation margin receivable	40,872	*	Variation margin payable	59,654	*
Volatility contracts				Variation margin payable	30,000	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,695,900		Unrealized depreciation on forward currency exchange contracts	4,438,877
Forward currency exchange contracts	Investments, at value	13,756	**

55      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts Investments, at value		$256,149**

Total		$3,452,305		$7,788,063

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investment
	transaction in
	unaffiliated
	companies	Closing and
Derivatives	(including	expiration	Closing and
Not Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency
Instruments	exercised)*	written	contracts	transactions	Swap contracts	Total
Commodity contracts	$—	$—	$(10,271)	$—	$—	$(10,271)
Credit contracts	—	—	—	—	(1,962,277)	(1,962,277)
Equity contracts	(43,791)	—	(2,004,929)	—	1,483,698	(565,022)
Forward currency exchange contracts	(746,500)	611,532	—	537,778	—	402,810
Interest rate contracts	189,347	—	(874,018)	—	335,221	(349,450)
Volatility contracts	—	—	(95,384)	—	(453,626)	(549,010)

Total	$(600,944)	$611,532	$(2,984,602)	$537,778	$(596,984)	$(3,033,220)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation
				of assets and
Derivatives				liabilities
Not Accounted		Option		denominated
for as Hedging	Investment	contracts	Futures	in foreign
Instruments	transactions*	written	contracts	currencies	Swap contracts	Total
Commodity contracts	$–	$—	$47,459	$—	$—	$$47,459
Credit contracts	–	—	—	—	1,448,698	1,448,698
Equity contracts	40,151	—	742,985	—	(1,853,778)	(1,070,642)
Forward currency exchange contracts	(595,584)	26,571	—	(6,028,061)	—	(6,597,074)
Interest rate contracts	(293,213)	—	(110,549)	—	5,937	(397,825)
Volatility contracts	–	—	(11,040)	—	23,164	12,124

Total	$(848,646)	$26,571	$668,855	$(6,028,061)	$(375,979)	$(6,557,260)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,147,980	$11,402,890	133,545	$1,338,377
Dividends and/or distributions reinvested	397,645	3,920,775	560,049	5,544,486
Redeemed	(318,368)	(3,164,866)	(2,232,493)	(22,255,753)

Net increase (decrease)	1,227,257	$12,158,799	(1,538,899)	$(15,372,890)

56      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Service Shares
Sold	91,865	$910,960	103,428	$1,019,688
Dividends and/or distributions reinvested	2,437	24,007	2,972	29,364
Redeemed	(40,676)	(403,996)	(39,783)	(391,520)

Net increase	53,626	$530,971	66,617	$657,532

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$221,925,943	$166,601,918

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

57      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-service shares	$5,672
Service shares	37

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $55,935. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $12,185 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $49,700,966. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Prior Period Reclassification

An adjustment to reflect a prior period reclassification between net investment income and net change in unrealized appreciation (depreciation) on investments and/or net realized gain (loss) on investments during the years ending December 31, 2014 and 2015 has been made to properly reflect income distributions received by the Fund from two of its investments.

The following adjustments are reflected in the respective fiscal years per the Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights:

	2014	2015
Net investment income (loss)	$3,699	$696,112
Net realized gain (loss)	360	3,812
Net change in unrealized appreciation/ depreciation	(4,059)	(699,924)

The cumulative impact of these adjustments are also reflected in the respective component of net assets on the Consolidated Statement of Assets and liabilities and had no impact on total net assets or net asset values per share of the Fund.

58      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

59      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Alternatives Fund/VA	6/20/17	79.0%	0.0%	21.0%

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63    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin Rockmuller, Vice President
Dokyoung Lee, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2017
Oppenheimer
International Growth Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/17

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	15.08%	15.63%	9.49%	3.63%
Service Shares	3/19/01	15.67	15.67	9.28	3.42
MSCI AC World ex-U.S. Index		14.10	20.45	7.22	1.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Infineon Technologies AG	2.3%
SAP SE	1.9
Nippon Telegraph & Telephone Corp.	1.8
Valeo SA	1.8
Carnival Corp.	1.6
Continental AG	1.6
Hero MotoCorp Ltd.	1.5
Keyence Corp.	1.5
Lonza Group AG	1.5
Temenos Group AG	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2017, and are based on the total market value of investments.

2        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares generated a return of 15.08% during the reporting period. On a relative basis, the Fund outperformed the MSCI All Country World Ex-U.S. Index (the “Index”), which returned 14.10%. The Fund outperformed the Index in eight out of eleven sectors during the reporting period, led by stock selection in the health care and materials sectors, and an underweight position in the energy sector, which was the only negative performing sector of the Index this period. The Fund underperformed the Index in the consumer staples, consumer discretionary and telecommunication services sectors, due primarily to weaker relative stock selection.

With regard to countries, we remind investors that we are fundamental, bottom-up investors viewing the world as one stock market. Our geographic exposure is purely the result of our stock selection and does not reflect any views regarding the general economy of any country. During this reporting period, stock holdings in France, Japan and Canada benefited performance. Our weightings relative to the Index in these three countries also benefited performance. We had an overweight position in France and underweight positions in Japan and Canada. Detractors included South China, South Korea and the United States. The markets of China and South Korea appreciated strongly this reporting period, but we did not participate in the rally as we do not own any companies there. As a result, the Fund underperformed in those markets. The Fund underperformed in the United States due to weaker relative stock selection.

MARKET OVERVIEW

The market strength that began post the U.S. election continued over the six-month reporting period ended June 30, 2017. The capacity of the world’s electorates to surprise continued as well. The French handed a Presidential victory to Emmanuel Macron, a pro-European centrist, and followed that up with a landslide vote for his new political party in the national legislative elections there. In the UK, Theresa May snatched defeat from the jaws of an expected certain victory. Taken together, these events improved the outlook for European cooperation and a softer “Brexit.”

In the real economy, the Spanish swiftly handled a potential insolvency of the country’s sixth largest bank, Banco Popular, organizing its purchase by Santander for 1 Euro. The Italian government finally began bailing out the banking system after reaching a compromise with the Germans on a plan that took into account the peculiar particulars of that banking system, where many bondholders are de facto depositors.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included CSL Ltd., Infineon Technologies AG and Grifols, SA.

CSL is an Australian company that uses plasma to manufacture diagnostic products, drugs and vaccines. The need for blood work rises with the rising number of medical procedures that an aging population requires, so the secular demand trend for CSL’s product is strongly upward. Over the past five years, CSL has invested in expanding its collection center network. Now, at a time when there are some shortages in the industry, CSL is advantaged. This is feeding through to earnings and the share price reacted favorably when the company announced them earlier this year.

Infineon Technologies, a German semiconductor company, is the dominant provider to the automotive industry. It was for this reason that we added it to the portfolio in late 2014 as part of our investment theme focused on the evolution of the car. The accelerating pace of that evolution has been increasing demand for Infineon’s chips. The company raised their guidance for 2017 earnings during the first quarter and the share price rose as a result.

Grifols is a plasma product company that benefits from the same demographic aging trend that is a tailwind for CSL. Through an acquisition, Grifols has increased its capacity to collect plasma, and is advantaged against smaller competitors in much the same way as CSL. During the quarter, the share price rose to new highs as the analyst community raised earnings forecasts for the company.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Aryzta AG, Pandora AS and TechnipFMC plc.

Aryzta is a Swiss-based provider of partially baked goods to casual and fast food restaurants and we have owned it for many years. Poor capital allocation has become an issue at Aryzta. In 2015 they acquired Picard, a French frozen food retailer. The strategic logic of this was questionable and Aryzta’s management did a very poor job reaping any benefits from it. We exited our position during the reporting period.

3        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Pandora, the Danish jewelry retailer, has benefitted from the consumer trend towards brands in the very fragmented jewelry market. Furthermore, Pandora is the only company applying fast fashion techniques to the jewelry industry. They offer a good product mix at a price point that is well within reach of most middle-class consumers. Currently, there is some controversy over the reporting changes the company introduced during the reporting period. In our opinion, these changes are appropriate to the changing emphasis of Pandora’s business as they focus more on their own store channel and less on the wholesale dealer channel.

TechnipFMC is the result of a merger early this year between French oil service company Technip, who specializes in developing offshore oil and gas fields, and U.S.-based FMC Technologies, a maker of energy equipment. Since merging, the managers have maintained their combined revenues while raising their operating profits through executing well on realizing their potential synergies. After a run of fairly good performance, the shares suffered this reporting period with the decline in oil prices.

STRATEGY & OUTLOOK

During the reporting period, we saw European equities begin to outperform their U.S. counterparts, a trend that resumed through the end of June 2017. In our opinion, conditions are supportive of a shift to an extended period of European outperformance. We believe liquidity is strong in Europe with quantitative easing and central bank stimulus continuing there, even as the Federal Reserve in the U.S. is tightening liquidity. Earnings momentum is supportive, as the strong earnings forecasts for many companies show. Valuations in Europe are significantly below those in the U.S. and therefore more attractive.

We are not top-down regional investors, but bottom up, global, growth investors with a mandate to buy non-U.S. companies. We seek to invest in companies that are on the winning side of long term structural trends and that have the ability to monetize them over a long period of time. With our mandate and that approach, most of the companies that we find attractive are in the developed markets, and most are European. Therefore, we have a heavy weighting in European-domiciled companies. We believe an increased flow of funds into European stock markets would be positive for the absolute performance of all companies listed there, including ours.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Non-Service shares	$1,000.00	$1,150.80	$5.35
Service shares	1,000.00	1,156.70	6.70

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,019.84	5.02
Service shares	1,000.00	1,018.60	6.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—22.7%
Auto Components—4.4%
Continental AG	39,803	$ 8,589,804
Koito Manufacturing Co. Ltd.	112,300	5,800,872
Valeo SA	146,263	9,921,503

		24,312,179
Automobiles—3.4%
Bayerische Motoren Werke AG	51,801	4,821,466
Hero MotoCorp Ltd.	152,141	8,704,562
Subaru Corp.	161,200	5,448,620

		18,974,648
Diversified Consumer Services—0.6%
Dignity plc	103,837	3,363,295
Hotels, Restaurants & Leisure—3.1%
Carnival Corp.	139,120	9,122,099
Domino’s Pizza Group plc	1,076,364	4,122,229
Whitbread plc	76,429	3,949,390

		17,193,718
Household Durables—1.4%
SEB SA	44,610	8,014,826
Media—2.4%
ProSiebenSat.1 Media SE	110,964	4,643,538
SES SA, Cl. A, FDR	240,850	5,647,873
Technicolor SA	730,880	3,189,496

		13,480,907
Multiline Retail—1.3%
Dollarama, Inc.	75,862	7,248,659
Specialty Retail—0.9%
Industria de Diseno Textil SA	122,513	4,717,896
Textiles, Apparel & Luxury Goods—5.2%
Burberry Group plc	230,891	5,002,303
Cie Financiere Richemont SA	71,540	5,903,306
Hermes International	12,846	6,352,455
LVMH Moet Hennessy Louis Vuitton SE	27,780	6,968,946
Pandora AS	47,309	4,435,459

		28,662,469
Consumer Staples—11.3%
Beverages—3.2%
Anheuser-Busch InBev SA/NV	33,714	3,730,628
Diageo plc	94,606	2,796,684
Heineken NV	75,601	7,364,958
Pernod Ricard SA	29,210	3,915,817

		17,808,087
Food & Staples Retailing—2.5%
Alimentation Couche-Tard, Inc., Cl. B	108,056	5,179,489
CP ALL PCL	2,796,000	5,166,655
SPAR Group Ltd. (The)	318,085	3,748,327

		14,094,471
Food Products—3.7%
Barry Callebaut AG1	3,921	5,394,981
Danone SA	49,745	3,739,302
Saputo, Inc.	193,564	6,157,090
Unilever plc	95,427	5,168,965

		20,460,338
Household Products—1.1%
Reckitt Benckiser Group plc	61,068	6,196,118
Tobacco—0.8%
Swedish Match AB	127,539	4,496,885
Energy—1.5%
Energy Equipment & Services—0.7%
TechnipFMC plc[1]	149,682	4,069,504

	Shares	Value
Oil, Gas & Consumable Fuels—0.8%
Koninklijke Vopak NV	97,800	$ 4,540,268
Financials—4.8%
Capital Markets—2.1%
NEX Group plc	482,822	3,929,896
TP ICAP plc	659,951	4,019,206
UBS Group AG1	206,129	3,499,174

		11,448,276
Commercial Banks—0.6%
ICICI Bank Ltd., Sponsored ADR	379,593	3,404,949
Consumer Finance—0.5%
Prosegur Cash SA1,2	1,119,888	2,942,878
Insurance—1.0%
Prudential plc	249,423	5,730,098
Real Estate Management & Development—0.6%
Scout24 AG2	82,367	3,032,520
Health Care—12.5%
Biotechnology—2.7%
CSL Ltd.	65,500	6,959,822
Grifols SA	287,037	8,004,834

		14,964,656
Health Care Equipment & Supplies—3.9%
Coloplast AS, Cl. B	63,939	5,355,662
Essilor International SA	46,883	5,994,466
Sonova Holding AG	32,421	5,263,597
William Demant Holding AS1	192,102	4,988,042

		21,601,767
Health Care Providers & Services—0.7%
Sonic Healthcare Ltd.	225,199	4,192,316
Life Sciences Tools & Services—1.5%
Lonza Group AG1	38,516	8,329,670
Pharmaceuticals—3.7%
Bayer AG	41,145	5,323,508
Novo Nordisk AS, Cl. B	130,597	5,601,963
Roche Holding AG	22,730	5,803,789
Vifor Pharma AG	35,390	3,912,346

		20,641,606
Industrials—18.7%
Aerospace & Defense—1.2%
Airbus SE	81,340	6,702,142
Air Freight & Couriers—0.5%
Royal Mail plc	486,915	2,672,870
Commercial Services & Supplies—2.4%
Edenred	260,554	6,801,058
Prosegur Cia de Seguridad SA	981,594	6,393,850

		13,194,908
Construction & Engineering—0.7%
Boskalis Westminster	111,628	3,627,112
Electrical Equipment—3.8%
ABB Ltd.	101,026	2,499,402
Legrand SA	86,820	6,080,885
Nidec Corp.	73,900	7,588,630
Schneider Electric SE	64,530	4,967,000

		21,135,917
Machinery—3.6%
Aalberts Industries NV	176,855	7,049,437
Atlas Copco AB, Cl. A	198,170	7,632,436
Kubota Corp.	203,700	3,432,678
Weir Group plc (The)	87,833	1,985,283

		20,099,834
Professional Services—2.4%
Experian plc	227,753	4,677,091

6        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value
Professional Services (Continued)
Intertek Group plc	104,300	$ 5,736,609
SGS SA	1,199	2,906,770

		13,320,470
Trading Companies & Distributors—4.1%
Brenntag AG	94,853	5,492,111
Bunzl plc	229,380	6,842,188
Travis Perkins plc	262,917	4,986,025
Wolseley plc	91,277	5,613,277

		22,933,601
Information Technology—16.9%
Communications Equipment—1.1%
Nokia OYJ	946,619	5,817,821
Electronic Equipment, Instruments, & Components—3.1%
Hoya Corp.	106,093	5,525,504
Keyence Corp.	19,312	8,500,534
Spectris plc	98,614	3,245,854

		17,271,892
Internet Software & Services—0.8%
United Internet AG	79,788	4,387,592
IT Services—2.5%
Amadeus IT Group SA	116,179	6,950,058
Atos SE	49,810	6,988,919

		13,938,977
Semiconductors & Semiconductor Equipment—4.3%
ASML Holding NV	47,392	6,170,491
Infineon Technologies AG	599,615	12,706,778
STMicroelectronics NV	359,680	5,157,605

		24,034,874
Software—5.1%
Dassault Systemes SE	60,637	5,434,245
Gemalto NV	65,184	3,936,681
SAP SE	103,188	10,785,125

	Shares	Value
Software (Continued)
Temenos Group AG	91,994	$ 8,205,524

		28,361,575
Materials—4.9%
Chemicals—2.7%
Essentra plc	473,052	3,479,009
Novozymes AS, Cl. B	115,792	5,070,878
Sika AG	971	6,250,786

		14,800,673
Construction Materials—0.8%
James Hardie Industries plc	288,500	4,545,970
Containers & Packaging—1.4%
CCL Industries, Inc., Cl. B	155,243	7,854,328
Telecommunication Services—5.3%
Diversified Telecommunication Services—4.4%
BT Group plc	1,120,366	4,302,369
Iliad SA	28,040	6,634,285
Inmarsat plc	306,853	3,077,188
Nippon Telegraph & Telephone Corp.	217,400	10,283,862

		24,297,704
Wireless Telecommunication Services—0.9%
Vodafone Group plc	1,869,666	5,305,724

Total Common Stocks (Cost $355,019,025)		548,226,988
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	599,541	89,786
Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.86%[3,4] (Cost $7,847,601)	7,847,601	7,847,601
Total Investments, at Value (Cost $362,878,898)	100.0%	556,164,375
Net Other Assets (Liabilities)	0.0	(184,073)

Net Assets	100.0%	$ 555,980,302

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,975,398 or 1.07% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares June 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	9,483,349	49,217,744	50,853,492	7,847,601

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. E			$7,847,601	$37,179

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$100,271,171	18.0%
France	97,353,220	17.5
Switzerland	63,126,949	11.4
Germany	59,782,443	10.8
Japan	46,580,701	8.4
Netherlands	32,688,948	5.9
Spain	29,009,516	5.2
Canada	26,439,566	4.7
Denmark	25,452,004	4.6
United States	16,969,700	3.0
India	12,199,297	2.2
Sweden	12,129,321	2.2

7        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Australia	$11,152,138	2.0%
Finland	5,817,821	1.0
Thailand	5,166,655	0.9
Ireland	4,545,970	0.8
South Africa	3,748,327	0.7
Belgium	3,730,628	0.7

Total	$556,164,375	100.0%

See accompanying Notes to Financial Statements.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $355,031,297)	$548,316,774
Affiliated companies (cost $7,847,601)	7,847,601

556,164,375

Cash	387,653

Cash—foreign currencies (cost $9)	9

Receivables and other assets:
Dividends	2,317,474
Investments sold	117,882
Shares of beneficial interest sold	49,578
Other	32,735

Total assets	559,069,706

Liabilities
Payables and other liabilities:
Investments purchased	1,965,571
Shares of beneficial interest redeemed	682,689
Foreign capital gains tax	336,779
Distribution and service plan fees	43,850
Trustees’ compensation	26,995
Shareholder communications	8,463
Other	25,057

Total liabilities	3,089,404

Net Assets	$555,980,302

Composition of Net Assets
Par value of shares of beneficial interest	$231,408

Additional paid-in capital	369,660,489

Accumulated net investment income	2,176,404

Accumulated net realized loss on investments and foreign currency transactions	(9,051,284)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	192,963,285

Net Assets	$555,980,302

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $344,581,687 and 145,704,445 shares of beneficial interest outstanding)	$2.36

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $211,398,615 and 85,704,031 shares of beneficial interest outstanding)	$2.47

See accompanying Notes to Financial Statements.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $736,437)	$7,308,244
Affiliated companies	37,179

Total investment income	7,345,423

Expenses
Management fees	2,440,672

Distribution and service plan fees - Service shares	242,388

Transfer and shareholder servicing agent fees:
Non-Service shares	161,062
Service shares	96,987

Shareholder communications:
Non-Service shares	7,648
Service shares	4,594

Borrowing fees	4,519

Custodian fees and expenses	27,584

Trustees’ compensation	9,920

Other	59,912

Total expenses	3,055,286
Less reduction to custodian expenses	(102)
Less waivers and reimbursements of expenses	(227,784)

Net expenses	2,827,400

Net Investment Income	4,518,023

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $46,251)	(2,297,770)
Foreign currency transactions	15,256

Net realized loss	(2,282,514)

Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $19,480)	71,697,870
Translation of assets and liabilities denominated in foreign currencies	114,582

Net change in unrealized appreciation/depreciation	71,812,452

Net Increase in Net Assets Resulting from Operations	$74,047,961

See accompanying Notes to Financial Statements.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$4,518,023	$5,530,716

Net realized loss	(2,282,514)	(21,315)

Net change in unrealized appreciation/depreciation	71,812,452	(15,794,847)

Net increase (decrease) in net assets resulting from operations	74,047,961	(10,285,446)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,868,322)	(3,398,644)
Service shares	(2,425,707)	(1,459,515)

	(7,294,029)	(4,858,159)

Distributions from net realized gain:
Non-Service shares	—	(7,229,895)
Service shares	—	(4,021,530)

	—	(11,251,425)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	1,595,652	788,912
Service shares	10,438,257	15,959,227

	12,033,909	16,748,139

Net Assets
Total increase (decrease)	78,787,841	(9,646,891)

Beginning of period	477,192,461	486,839,352

End of period (including accumulated net investment income of $ 2,176,404 and $ 4,952,410, respectively)	$555,980,302	$477,192,461

See accompanying Notes to Financial Statements.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.08	$2.20	$2.31	$2.57	$2.07	$1.72

Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.03	0.03	0.03	0.03
Net realized and unrealized gain (loss)	0.29	(0.08)	0.06	(0.21)	0.50	0.35

Total from investment operations	0.31	(0.05)	0.09	(0.18)	0.53	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Distributions from net realized gain	0.00	(0.05)	(0.17)	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.07)	(0.20)	(0.08)	(0.03)	(0.03)

Net asset value, end of period	$2.36	$2.08	$2.20	$2.31	$2.57	$2.07

Total Return, at Net Asset Value[2]	15.08%	(2.12)%	3.43%	(7.22)%	25.87%	22.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$344,582	$301,559	$317,547	$358,756	$458,038	$348,449

Average net assets (in thousands)	$325,243	$305,269	$343,347	$400,556	$404,859	$332,018

Ratios to average net assets:[3]
Net investment income	1.84%	1.24%	1.08%	1.13%	1.24%	1.68%
Expenses excluding specific expenses listed below	1.09%	1.09%	1.08%	1.07%	1.09%	1.13%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.09%	1.09%	1.08%	1.07%	1.09%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	9%	15%	24%	41%	32%	22%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$2.16	$2.29	$2.40	$2.66	$2.14	$1.78

Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss)	0.32	(0.08)	0.06	(0.21)	0.53	0.35

Total from investment operations	0.34	(0.06)	0.08	(0.19)	0.55	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.02)	(0.02)	(0.02)	(0.03)	(0.02)
Distributions from net realized gain	0.00	(0.05)	(0.17)	(0.05)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.07)	(0.19)	(0.07)	(0.03)	(0.02)

Net asset value, end of period	$2.47	$2.16	$2.29	$2.40	$2.66	$2.14

Total Return, at Net Asset Value[2]	15.67%	(2.72)%	3.11%	(7.15)%	25.71%	21.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211,398	$175,633	$169,292	$145,515	$118,060	$68,997

Average net assets (in thousands)	$195,856	$174,834	$165,226	$128,694	$88,647	$63,118

Ratios to average net assets:[3]
Net investment income	1.60%	0.99%	0.79%	0.85%	0.89%	1.43%
Expenses excluding specific expenses listed below	1.34%	1.34%	1.33%	1.32%	1.34%	1.38%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.34%	1.34%	1.33%	1.32%	1.34%	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	9%	15%	24%	41%	32%	22%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2017	1.34%
Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of

14        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$417,148

At period end, it is estimated that the capital loss carryforwards would be $2,699,662, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$367,797,535
Federal tax cost of other investments	9

Total federal tax cost	$367,797,544

Gross unrealized appreciation	$220,283,873
Gross unrealized depreciation	(32,239,225)

Net unrealized appreciation	$188,044,648

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open

15        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,370,758	$109,597,839	$—	$125,968,597
Consumer Staples	11,336,579	51,719,320	—	63,055,899
Energy	—	8,609,772	—	8,609,772
Financials	3,404,949	23,153,772	—	26,558,721
Health Care	—	69,730,015	—	69,730,015
Industrials	—	103,686,854	—	103,686,854
Information Technology	—	93,812,731	—	93,812,731
Materials	7,854,328	19,346,643	—	27,200,971

16        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Telecommunication Services	$—	$29,603,428	$—	$29,603,428
Preferred Stock	89,786	—	—	89,786
Investment Company	7,847,601	—	—	7,847,601

Total Assets	$46,904,001	$509,260,374	$—	$556,164,375

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Financials	$(2,706,840)	$2,706,840

Total Assets	$(2,706,840)	$2,706,840

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price

17        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	15,220,647	$34,217,209	22,953,697	$47,962,883
Dividends and/or distributions reinvested	2,045,409	4,868,322	4,989,924	10,628,539
Redeemed	(16,866,759)	(37,489,879)	(27,048,722)	(57,802,510)

Net increase	399,297	$1,595,652	894,899	$788,912

Service Shares
Sold	11,949,079	$27,884,246	20,232,575	$45,018,434
Dividends and/or distributions reinvested	978,108	2,425,707	2,468,939	5,481,045
Redeemed	(8,472,587)	(19,871,696)	(15,460,315)	(34,540,252)

Net increase	4,454,600	$10,438,257	7,241,199	$15,959,227

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$59,457,042	$47,745,336

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.94% of average annual net assets before any applicable waivers.

18        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service shares	$138,019
Service shares	83,522

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,243 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive communication in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer International Growth Fund/VA	6/20/17	93.8%	0.0%	6.2%

21        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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22        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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23        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert B. Dunphy, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits	attached hereto.

(3) Not	applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017